UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

ANNUAL REPORT

SEPTEMBER 30, 2008

FUND AND MANAGER REVIEW

Loomis Sayles Mid Cap Growth Fund

Phil Fine, CFA

Manager since February 1999

FUND FACTS

Symbol | Institutional: LSAIX;

Retail: LAGRX

Objective | Long-term capital growth from investments in common stocks or similar securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size

Fund Inception Date | 12/31/96

Total Net Assets | $146.3 million

PORTFOLIO REVIEW

Strong stock selection and an overweight in the materials and processing sector, coupled with strong selection in the energy sector, were primarily responsible for the Fund’s outperformance relative to its Benchmark, the Russell Midcap Growth Index, for the fiscal year ended September 30, 2008.

Early in 2008, we trimmed the Fund’s exposure to late-cyclical (companies sensitive to the economy late in the cycle) energy, materials and industrial holdings in anticipation of an economic downturn. We also increased the Fund’s weightings in healthcare and consumer discretionary. This proved to be the wrong strategy, so in late March and early April we reversed course and added significantly to our energy and materials exposure, which proved successful. Our concerns about the sustainability of the commodities bubble caused us to partially offset that exposure with holdings in technology, financial companies (asset managers) and discount merchandisers. Late in the period, on signs of a global economic slowdown, we significantly reduced our exposure to late cyclicals and increased the Portfolio’s defensive characteristics by adding to consumer staples and healthcare.

For much of the year, rising demand in emerging markets and a weak US dollar drove commodity prices higher. We had some big winners in coal (Alpha Natural Resources), oil services (Cameron International) and exploration and production (Range Resources, Southwestern Energy). In the materials sector, our biggest winners were in metals (Cleveland-Cliffs) and fertilizer (CF Industries). All of these strong performers were sold except Range Resources.

No sector in the Fund or Benchmark generated positive absolute returns for the period. For the most part, the least negative sectors were the most defensive: healthcare and consumer staples. Technology and financial services represented the largest detractors to absolute performance. The technology sector experienced across-the-board weakness stemming from earnings disappointments and/

or lowered guidance, combined with compression in the P/E multiple among high P/E stocks. In financial services, we had minimal exposure to banks, but experienced losses in companies exposed to the capital markets.

OUTLOOK

The equity and credit markets are facing unprecedented challenges. The freezing of liquidity and credit quality and the failure or near-failure of several financial institutions in the United States and Europe created a crisis of confidence not seen in decades. The Federal Reserve Board, US Treasury, Congress and governments worldwide recognize what must be accomplished and are working to restore liquidity and confidence. Furthermore, large equity infusions from private investors are beginning to appear.

With the recent sell-off, the market may have discounted expectations for slower economic growth and lower earnings, and the ingredients for a market bottom seem to be falling into place. We believe negative news on consumer spending, home prices and unemployment is likely to continue, but the market is forward-looking and we think it will begin to discount a brighter future well before there are any concrete signs of improvement.

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AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Mid Cap Growth: Institutional
-21.12%	9.88%	8.64%	8.36%
Loomis Sayles Mid Cap Growth: Retail
-21.27	9.61	8.35	8.08
Russell Midcap Growth Index(c)
-24.65	6.53	5.51	5.86
Lipper Mid-Cap Growth Funds Index(c)
-24.16	7.23	6.01	5.07

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.10%	Retail: 1.43%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%	Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2008(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 7 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

Mark F. Burns, CFA

Manager since January 2005

John Slavik, CFA

Manager since April 2005

FUND FACTS

Symbol | Institutional: LSSIX;

Retail: LCGRX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size

Fund Inception Date | 12/31/96

Total Net Assets | $124.4 million

PORTFOLIO REVIEW

The Fund slightly underperformed its Benchmark, the Russell 2000 Growth Index, for the fiscal year ended September 30, 2008, primarily due to stock selection in the energy and financial services sectors. The stocks we selected in technology and utilities performed well for the Fund, but not enough to offset poor performance in energy and financial services.

In light of high market volatility, we sought to limit

the Fund’s risk by reducing exposure to the technology, financial services and consumer discretionary sectors. In technology, we trimmed semiconductors, an industry that was experiencing a cyclical slowdown. In financial services, we exited companies exposed to the ongoing credit crisis, and as economic growth prospects dwindled, we reduced the Fund’s consumer discretionary weighting.

On an absolute basis, technology was the largest detractor, followed by consumer discretionary, financial services and energy. Within the financial services sector, Aircastle, an airline leasing company, and National Financial Partners, a financial planning company, experienced earnings shortfalls and both were sold early in the period. The Fund’s position in eHealth declined even though the company’s results met expectations. Investors were hoping for better performance from this internet-based health insurance company. We sold the stock in July. In the energy sector, declining global commodity markets put pricing pressure on many companies, including Mitcham Industries, a seismic equipment leasing company, and Exterran Holdings, which provides oil and gas production and processing facilities worldwide. We sold the stock late in the period.

The only sector that made a positive contribution to absolute performance was consumer staples. Within the sector our selections included bakery company Flowers Foods, which was one of the top-performing stocks during the period, due to strong revenue and earnings growth and its sound expansion strategy. Our position in Petrohawk Energy Corp., an oil and gas exploration and production company, was the Fund’s best-performing stock. Shares spiked after reporting positive natural gas output from a new well and we sold the stock.

OUTLOOK

The equity and credit markets are facing unprecedented challenges. The freezing of liquidity and credit quality and the failure or near-failure of several financial institutions in the United States and Europe created a crisis of confidence not seen in decades. The Federal Reserve Board, US Treasury, Congress and governments worldwide recognize what must be accomplished and are working to restore liquidity and confidence. Furthermore, large equity infusions from private investors are beginning to appear.

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With the recent sell-off, the market may have discounted expectations for slower economic growth and lower earnings, and the ingredients for a market bottom seem to be falling into place. We believe negative news on consumer spending, home prices and unemployment is likely to continue, but the market is forward-looking and we think it will begin to discount a brighter future well before there are any concrete signs of improvement.

AVERAGE ANNUAL TOTAL RETURNS

Periods ended September 30, 2008

1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Small Cap Growth: Institutional
-17.64%	8.76%	3.53%	3.32%
Loomis Sayles Small Cap Growth: Retail
-17.86	8.47	3.27	3.06
Russell 2000 Growth Index(c)
-17.07	6.64	4.67	3.27
Russell 2000 Index(c)
-14.48	8.15	7.81	6.83
Lipper Small-Cap Growth Funds Index(c)
-23.85	4.42	6.32	4.49
Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.23%		Retail: 1.50%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%		Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2008(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 7 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

Joseph Gatz, CFA

Manager since January 2000

Daniel Thelen, CFA

Manager since April 2000

FUND FACTS

Symbol | Institutional: LSSCX;

Retail: LSCRX; Admin: LSVAX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size

Fund Inception Date | 5/13/91

Class Inception Date | Institutional: 5/13/91

Retail: 12/31/96

Admin: 1/2/98

Total Net Assets | $1,095.6 million

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Russell 2000 Value Index, for the fiscal year ended September 30, 2008, primarily due to stock selection in the energy and financial services sectors.

Our weakest sector during the fiscal year was financial services, which represented the most heavily weighted sector within the Benchmark and which declined over 17% during the period. Weakness in financial services was driven by continued deterioration in credit trends within the banking industry and highly risk-averse behavior on the part of lenders, which resulted in a lack of liquidity throughout the credit markets. In addition, certain financial services holdings disappointed from a fundamental perspective. National Financial Partners, a distributor of financial services products to small- and medium-sized businesses and individuals, reported a shortfall to organic growth and was eliminated from the Portfolio in March 2008. Advanta Corp., a provider of credit cards and related products to small- and medium-sized businesses, sold off sharply on concerns over increasing losses as a result of deteriorating credit trends throughout the US economy. We shared those concerns and exited our position during the fourth quarter of 2007.

Consumer discretionary stocks were also weak during the period, as housing prices fell, employment trends worsened and food and gasoline prices moved higher. While our consumer stocks declined during the period, our strategy of seeking out company-specific catalysts resulted in favorable stock selection, which offset some of the impact of sector weakness. These negative trends were also partially offset by timely additions to “early-cycle” transportation stocks, such as Ryder System, Inc. and Hub Group, Inc. late in 2007, as well as an increase in the Fund’s healthcare weighting. Healthcare proved resilient from overall market weakness. The Fund’s two best- performing healthcare holdings were Perrigo Co., a manufacturer of store-brand, over-the-counter pharmaceuticals; and Atlanta-based Sciele Pharma, a branded pharmaceutical company that was acquired by a Japanese drug manufacturer at a substantial premium. The Fund’s top performers in consumer staples included Ralcorp Holdings, a private label cereal manufacturer; and Spartan Stores, a Midwestern grocery and food distribution chain.

As US and global economic growth prospects deteriorated throughout the period, we adopted a somewhat more defensive posture for the Fund, increasing its weighting in healthcare and reducing positions in producer durables and technology. We also increased the Fund’s weighting in consumer discretionary stocks; this sector has often been early in discounting economic recoveries.

OUTLOOK

In these volatile markets—with fundamental challenges in the banking industry, capital markets and the global economy—the importance of a steady, time-tested investment strategy has never been greater. While in recent months the markets have seemed to act irrationally at times, our team is committed to understanding risks and unearthing opportunities in the current market while balancing capital preservation and long term capital gain

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prospects. Our approach continues to emphasize bottom-up stock selection to drive performance, as opposed to sector rotation or asset allocation. Our focus remains on what appear to be fundamentally sound, small companies with valuations that we believe do not reflect fair value of the enterprise. In selecting stocks for the Fund, we look for companies with strong market niches, solid cash flow, balance sheet support, attractive valuations and a catalyst for improvement. Although we think economic news is likely to remain difficult for some time, stock prices are a discounting mechanism, and at some point we believe they will begin to anticipate restoration of stability in the capital markets and a resumption of economic growth. In the meantime, we will rely on our strategy to guide us through and we look forward to better markets ahead.

AVERAGE ANNUAL TOTAL RETURNS

Periods ended September 30, 2008

1 Year	5 Years	10 Years	Since Inception(a)(b)
Loomis Sayles Small Cap Value: Institutional
-15.02%	10.07%	10.63%	13.05%
Loomis Sayles Small Cap Value: Retail(a)
-15.21	9.79	10.35	12.85
Loomis Sayles Small Cap Value: Admin(a)
-15.44	9.51	10.06	12.50
Russell 2000 Value Index(c)
-12.25	9.45	10.14	12.50
Russell 2000 Index(c)
-14.48	8.15	7.81	9.77
Lipper Small-Cap Core Funds Index(b)(c)
-17.21	7.94	8.85	N/A

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.89%	Retail: 1.24%	Admin: 1.57%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.89%	Retail: 1.16%	Admin: 1.41%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2008(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 7 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

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ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective.

Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.

Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

After-Tax Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distributions or even the return before taxes.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2008 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2008 through September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$ 855.00	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

Retail Class
Actual	$1,000.00	$ 854.40	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$ 977.60	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

Retail Class
Actual	$1,000.00	$ 976.20	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after advisory reduction/reimbursement): 1.00% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$ 985.20	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60

Retail Class
Actual	$1,000.00	$ 984.20	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$ 983.00	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.91%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ adviser (the “Adviser”), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2008. The Agreements were continued for a one-year period for all Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by certain of the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

9

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors varied from Fund to Fund, including that reductions in the Funds’ expense levels resulting from decreased expenses and/or increased assets were not yet fully reflected in the Funds’ performance results.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Funds advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that each of the Funds was subject to expense caps. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2009.

10

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Mid Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 93.6% of Net Assets

Biotechnology – 4.4%
Alexion Pharmaceuticals, Inc.(b)(c)	45,054	$1,770,622
Myriad Genetics, Inc.(b)(c)	41,167	2,670,915
Onyx Pharmaceuticals, Inc.(b)(c)	54,868	1,985,124

		6,426,661

Capital Markets – 1.7%
T. Rowe Price Group, Inc.(b)	46,683	2,507,344

Commercial Banks – 2.0%
SVB Financial Group(c)	51,729	2,996,144

Commercial Services & Supplies – 5.3%
Stericycle, Inc.(c)	91,839	5,410,235
Waste Connections, Inc.(c)	67,930	2,329,999

		7,740,234

Communications Equipment – 1.4%
Juniper Networks, Inc.(b)(c)	98,016	2,065,197

Diversified Consumer Services – 1.6%
New Oriental Education & Technology Group, Inc., Sponsored ADR(c)	36,348	2,334,996

Diversified Financial Services – 1.6%
Nasdaq OMX Group, Inc. (The)(c)	74,728	2,284,435

Electrical Equipment – 1.0%
First Solar, Inc.(c)	7,532	1,422,870

Electronic Equipment & Instruments – 2.1%
Mettler-Toledo International, Inc.(c)	31,996	3,135,608

Energy Equipment & Services – 1.5%
Core Laboratories N.V.(b)	21,550	2,183,446

Food & Staples Retailing – 2.3%
BJ’s Wholesale Club, Inc.(b)(c)	85,505	3,322,724

Food Products – 1.6%
H.J. Heinz Co.	48,333	2,415,200

Health Care Equipment & Supplies – 11.9%
C.R. Bard, Inc.(b)	33,288	3,158,032
IDEXX Laboratories, Inc.(b)(c)	64,257	3,521,283
Intuitive Surgical, Inc.(c)	10,450	2,518,241
Masimo Corp.(b)(c)	45,413	1,689,364
NuVasive, Inc.(b)(c)	62,090	3,062,900
Varian Medical Systems, Inc.(c)	60,431	3,452,423

		17,402,243

Hotels, Restaurants & Leisure – 1.0%
Yum! Brands, Inc.(b)	44,822	1,461,645

Household Products – 1.9%
Church & Dwight Co., Inc.	44,503	2,763,191

Internet Software & Services – 2.2%
Equinix, Inc.(b)(c)	30,263	2,102,068
Websense, Inc.(c)	50,877	1,137,101

		3,239,169

11

	Shares	Value (†)

COMMON STOCKS – continued

IT Services – 1.5%
MasterCard, Inc., Class A(b)	12,645	$2,242,338

Life Sciences Tools & Services – 4.7%
Covance, Inc.(c)	25,555	2,259,317
Illumina, Inc.(c)	113,026	4,580,944

		6,840,261

Machinery – 1.9%
Wabtec Corp.	53,511	2,741,369

Multiline Retail – 3.0%
Dollar Tree, Inc.(c)	122,756	4,463,408

Oil, Gas & Consumable Fuels – 7.4%
Continental Resources, Inc.(b)(c)	61,970	2,431,083
Petrohawk Energy Corp.(c)	138,444	2,994,544
Range Resources Corp.	59,742	2,561,140
Whiting Petroleum Corp.(c)	39,271	2,798,451

		10,785,218

Personal Products – 3.5%
Alberto-Culver Co.	94,169	2,565,164
Avon Products, Inc.	60,962	2,534,190

		5,099,354

Road & Rail – 4.4%
J.B. Hunt Transport Services, Inc.	67,140	2,240,462
Kansas City Southern(b)(c)	94,065	4,172,723

		6,413,185

Software – 7.1%
Activision Blizzard, Inc.(c)	153,845	2,373,829
Ansys, Inc.(c)	42,013	1,591,032
Concur Technologies, Inc.(b)(c)	61,943	2,369,939
McAfee, Inc.(b)(c)	74,693	2,536,574
Solera Holdings, Inc.(c)	55,348	1,589,595

		10,460,969

Specialty Retail – 11.7%
Advance Auto Parts, Inc.	62,637	2,484,184
Aeropostale, Inc.(b)(c)	81,494	2,616,772
Buckle, Inc. (The)(b)	57,650	3,201,881
Guess?, Inc.	65,453	2,277,110
Ross Stores, Inc.	115,995	4,269,776
Urban Outfitters, Inc.(b)(c)	70,985	2,262,292

		17,112,015

Thrifts & Mortgage Finance – 1.5%
Hudson City Bancorp, Inc.	120,877	2,230,181

Trading Companies & Distributors – 1.7%
Fastenal Co.(b)	50,056	2,472,266

Wireless Telecommunication Services – 1.7%
American Tower Corp., Class A(c)	67,849	2,440,529

TOTAL COMMON STOCKS
(Identified Cost $148,324,626)		137,002,200

12

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Mid Cap Growth Fund – continued

	Shares/ Principal Amount	Value (†)

SHORT-TERM INVESTMENTS – 21.8%
State Street Navigator Securities Lending Prime Portfolio(d)	22,705,247	$22,705,247
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $9,112,329 on 10/01/2008 collateralized by $9,500,000 Federal Home Loan Bank Discount Notes, Zero Coupon due 7/13/2009 valued at $9,298,125, including accrued interest (Note 2g Notes to Financial Statements)	$9,112,000	9,112,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $31,817,247)		31,817,247

TOTAL INVESTMENTS – 115.4%
(Identified Cost $180,141,873)(a)		168,819,447
Other assets less liabilities—(15.4)%		(22,516,104)

NET ASSETS – 100.0%		$146,303,343

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $180,443,243 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$1,762,223
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(13,386,019)

Net unrealized depreciation		$(11,623,796)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Health Care Equipment & Supplies	11.9%
Specialty Retail	11.7
Oil, Gas & Consumable Fuels	7.4
Software	7.1
Commercial Services & Supplies	5.3
Life Sciences Tools & Services	4.7
Biotechnology	4.4
Road & Rail	4.4
Personal Products	3.5
Multiline Retail	3.0
Food & Staples Retailing	2.3
Internet Software & Services	2.2
Electronic Equipment & Instruments	2.1
Commercial Banks	2.0
Other Investments, less than 2% each	21.6
Short-Term Investments	21.8

Total Investments	115.4
Other assets less liabilities	(15.4)

Net Assets	100.0%

See accompanying notes to financial statements.

13

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Small Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 97.8% of Net Assets

Aerospace & Defense – 3.1%
Curtiss-Wright Corp.(b)	29,192	$1,326,776
Moog, Inc., Class A(b)(c)	24,085	1,032,765
Orbital Sciences Corp.(c)	59,926	1,436,426

		3,795,967

Biotechnology – 2.9%
BioMarin Pharmaceutical, Inc.(b)(c)	32,188	852,660
Isis Pharmaceuticals, Inc.(b)(c)	51,044	862,133
Rigel Pharmaceuticals, Inc.(b)(c)	41,462	968,138
United Therapeutics Corp.(b)(c)	8,992	945,689

		3,628,620

Capital Markets – 1.1%
Stifel Financial Corp.(b)(c)	27,832	1,388,817

Commercial Banks – 2.3%
PrivateBankcorp, Inc.(b)	25,892	1,078,661
Signature Bank(c)	24,523	855,362
Westamerica Bancorporation(b)	15,272	878,598

		2,812,621

Commercial Services & Supplies – 9.4%
Clean Harbors, Inc.(b)(c)	23,450	1,584,047
FTI Consulting, Inc.(c)	22,966	1,659,064
Geo Group, Inc. (The)(b)(c)	59,324	1,198,938
Hill International, Inc.(c)	87,150	1,207,028
ICF International, Inc.(b)(c)	85,065	1,680,034
Innerworkings, Inc.(b)(c)	100,054	1,109,599
Team, Inc.(b)(c)	41,082	1,483,882
Waste Connections, Inc.(b)(c)	52,371	1,796,325

		11,718,917

Communications Equipment – 2.9%
Brocade Communications Systems, Inc.(c)	124,997	727,482
DG FastChannel, Inc.(b)(c)	71,034	1,557,065
Foundry Networks, Inc.(c)	75,722	1,378,898

		3,663,445

Construction & Engineering – 1.9%
MasTec, Inc.(c)	66,152	879,160
Northwest Pipe Co.(b)(c)	34,867	1,520,899

		2,400,059

Diversified Consumer Services – 2.8%
American Public Education, Inc.(b)(c)	25,112	1,212,407
Capella Education Co.(b)(c)	19,845	850,557
DeVry, Inc.	28,257	1,399,852

		3,462,816

Diversified Financial Services – 0.6%
Heckmann Corp.(b)(c)	90,457	746,270

Diversified Telecommunication Services – 1.3%
NTELOS Holdings Corp.	58,662	1,577,421

Electric Utilities – 1.1%
ITC Holdings Corp.	27,151	1,405,607

14

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Electrical Equipment – 1.6%
Energy Conversion Devices, Inc.(c)	13,093	$762,667
Woodward Governor Co.(b)	35,899	1,266,158

		2,028,825

Electronic Equipment & Instruments – 1.2%
IPG Photonics Corp.(b)(c)	78,253	1,526,716

Energy Equipment & Services – 3.4%
Hornbeck Offshore Services, Inc.(b)(c)	28,596	1,104,377
IHS, Inc., Class A(b)(c)	24,896	1,186,045
Mitcham Industries, Inc.(b)(c)	35,907	362,302
T-3 Energy Services, Inc.(c)	21,071	782,156
Tesco Corp.(b)(c)	39,251	821,916

		4,256,796

Food Products – 2.1%
Flowers Foods, Inc.(b)	47,230	1,386,673
Green Mountain Coffee Roasters, Inc.(b)(c)	29,861	1,174,732

		2,561,405

Health Care Equipment & Supplies – 6.7%
Insulet Corp.(b)(c)	60,793	846,238
Masimo Corp.(b)(c)	34,247	1,273,988
Natus Medical, Inc.(b)(c)	67,580	1,531,363
NuVasive, Inc.(b)(c)	22,592	1,114,463
Quidel Corp.(c)	63,682	1,045,022
RTI Biologics, Inc.(b)(c)	133,599	1,249,151
SonoSite, Inc.(c)	39,087	1,227,332

		8,287,557

Health Care Providers & Services – 7.7%
athenahealth, Inc.(c)	31,690	1,054,326
Bio-Reference Labs, Inc.(c)	47,342	1,368,184
CardioNet, Inc.(b)(c)	49,577	1,237,442
Catalyst Health Solutions, Inc.(c)	46,263	1,208,390
Gentiva Health Services, Inc.(c)	35,900	967,146
MWI Veterinary Supply, Inc.(b)(c)	35,180	1,382,222
Psychiatric Solutions, Inc.(b)(c)	28,788	1,092,505
Sun Healthcare Group, Inc.(c)	89,538	1,312,627

		9,622,842

Health Care Technology – 1.4%
Phase Forward, Inc.(b)(c)	81,879	1,712,090

Hotels, Restaurants & Leisure – 1.7%
Buffalo Wild Wings, Inc.(b)(c)	26,362	1,060,807
Panera Bread Co., Class A(b)(c)	19,753	1,005,428

		2,066,235

Insurance – 1.4%
AmTrust Financial Services, Inc.(b)	69,064	938,580
Arch Capital Group Ltd.(c)	11,714	855,473

		1,794,053

Internet Software & Services – 6.2%
Ariba, Inc.(b)(c)	141,661	2,001,670
Constant Contact, Inc.(b)(c)	70,291	1,199,867
SkillSoft PLC, ADR(c)	142,582	1,491,408

15

	Shares	Value (†)

COMMON STOCKS – continued

Internet Software & Services – continued
VistaPrint Ltd.(b)(c)	43,782	$1,437,801
Vocus, Inc.(b)(c)	45,814	1,555,843

		7,686,589

IT Services – 0.8%
Syntel, Inc.(b)	42,244	1,034,978

Life Sciences Tools & Services – 3.3%
Icon PLC, Sponsored ADR(c)	35,804	1,369,503
Luminex Corp.(b)(c)	51,643	1,291,592
Parexel International Corp.(c)	50,329	1,442,429

		4,103,524

Machinery – 3.6%
Energy Recovery, Inc.(b)(c)	87,240	836,631
ESCO Technologies, Inc.(c)	15,845	763,254
Freightcar America, Inc.(b)	34,006	995,356
Kaydon Corp.(b)	24,666	1,111,450
Valmont Industries, Inc.(b)	9,128	754,794

		4,461,485

Media – 2.5%
Knology, Inc.(b)(c)	97,319	785,364
Morningstar, Inc.(b)(c)	21,559	1,195,878
RHI Entertainment, Inc.(c)	75,427	1,123,862

		3,105,104

Oil, Gas & Consumable Fuels – 4.2%
Arena Resources, Inc.(b)(c)	27,359	1,062,897
Comstock Resources, Inc.(c)	11,633	582,232
Foundation Coal Holdings, Inc.	22,281	792,758
Goodrich Petroleum Corp.(c)	21,730	947,211
Petroleum Development Corp.(b)(c)	19,088	846,934
Rex Energy Corp.(b)(c)	65,658	1,034,770

		5,266,802

Pharmaceuticals – 2.6%
Alpharma, Inc., Class A(b)(c)	19,081	703,898
Auxilium Pharmaceuticals, Inc.(c)	21,897	709,463
Eurand NV(b)(c)	51,836	941,342
Viropharma, Inc.(b)(c)	63,304	830,548

		3,185,251

REITs – 1.0%
BioMed Realty Trust, Inc.	45,409	1,201,068

Road & Rail – 0.9%
Kansas City Southern(b)(c)	24,446	1,084,425

Semiconductors & Semiconductor Equipment – 2.5%
Cavium Network, Inc.(b)(c)	64,411	906,907
Netlogic Microsystems, Inc.(b)(c)	43,302	1,309,452
Varian Semiconductor Equipment Associates, Inc.(b)(c)	36,434	915,222

		3,131,581

Software – 7.8%
Advent Software, Inc.(b)(c)	32,973	1,161,639
Blackbaud, Inc.	49,142	906,670

16

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Software – continued
Blackboard, Inc.(c)	40,021	$1,612,446
Concur Technologies, Inc.(c)	22,305	853,389
Informatica Corp.(c)	91,111	1,183,532
NetScout Systems, Inc.(c)	81,175	863,702
Solera Holdings, Inc.(b)(c)	52,824	1,517,105
Tyler Technologies, Inc.(b)(c)	108,887	1,651,816

		9,750,299

Specialty Retail – 3.3%
Aeropostale, Inc.(b)(c)	39,091	1,255,212
Buckle, Inc. (The)(b)	20,272	1,125,907
Gymboree Corp.(c)	28,430	1,009,265
Ulta Salon, Cosmetics & Fragrance, Inc.(c)	49,347	655,328

		4,045,712

Textiles, Apparel & Luxury Goods – 0.9%
True Religion Apparel, Inc.(b)(c)	41,962	1,084,718

Trading Companies & Distributors – 0.7%
DXP Enterprises, Inc.(c)	16,675	888,944

Wireless Telecommunication Services – 0.9%
SBA Communications Corp., Class A(c)	43,635	1,128,837

TOTAL COMMON STOCKS
(Identified Cost $124,156,478)		121,616,396

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 21.1%
State Street Navigator Securities Lending Prime Portfolio(d)	22,691,148	22,691,148
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/08 at 1.300% to be repurchased at $3,593,130 on 10/01/08 collateralized by $3,605,000 Federal National Mortgage Association, 4.330% due 7/28/11 valued at $3,668,088 including accrued interest (Note 2g of Notes to Financial Statements)	$3,593,000	3,593,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $26,284,148)		26,284,148

TOTAL INVESTMENTS – 118.9%
(Identified Cost $150,440,626)(a)		147,900,544
Other assets less liabilities—(18.9)%		(23,463,444)

NET ASSETS – 100.0%		$124,437,100

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $150,467,126 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$7,763,399
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(10,329,981)

Net unrealized depreciation		$(2,566,582)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Non-income producing security.
(d)	Represents investments of security lending collateral.

17

ADR	An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Commercial Services & Supplies	9.4%
Software	7.8
Health Care Providers & Services	7.7
Health Care Equipment & Supplies	6.7
Internet Software & Services	6.2
Oil, Gas & Consumable Fuels	4.2
Machinery	3.6
Energy Equipment & Services	3.4
Life Sciences Tools & Services	3.3
Specialty Retail	3.3
Aerospace & Defense	3.1
Communications Equipment	2.9
Biotechnology	2.9
Diversified Consumer Services	2.8
Pharmaceuticals	2.6
Semiconductors & Semiconductor Equipment	2.5
Media	2.5
Commercial Banks	2.3
Food Products	2.1
Other Investments, less than 2% each	18.5
Short-Term Investments	21.1

Total Investments	118.9
Other assets less liabilities	(18.9)

Net Assets	100.0%

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Small Cap Value Fund

	Shares	Value (†)

COMMON STOCKS – 96.7% of Net Assets

Aerospace & Defense – 2.5%
Ducommun, Inc.	199,540	$4,765,015
Moog, Inc., Class A(c)	214,056	9,178,721
Teledyne Technologies, Inc.(c)	230,897	13,198,073

		27,141,809

Air Freight & Logistics – 1.1%
Atlas Air Worldwide Holdings, Inc.(c)	132,540	5,342,687
Hub Group, Inc., Class A(c)	182,489	6,870,711

		12,213,398

Auto Components – 0.8%
Federal Mogul Corp.(b)(c)	239,496	3,005,675
Gentex Corp.(b)	235,448	3,366,906
Stoneridge, Inc.(b)(c)	207,161	2,330,561

		8,703,142

Building Products – 0.6%
Armstrong World Industries, Inc.(b)	220,314	6,367,075

Capital Markets – 1.9%
Investment Technology Group, Inc.(c)	188,844	5,746,523
JMP Group, Inc.(b)	161,713	840,908
Stifel Financial Corp.(b)(c)	282,127	14,078,137

		20,665,568

Chemicals – 2.6%
Cytec Industries, Inc.	112,465	4,376,013
Koppers Holdings, Inc.	119,827	4,482,728
LSB Industries, Inc.(c)	91,485	1,267,067
Minerals Technologies, Inc.	66,995	3,976,823
Solutia, Inc.(c)	597,275	8,361,850
Zep, Inc.(b)	314,590	5,549,368

		28,013,849

Commercial Banks – 7.9%
Bank of the Ozarks, Inc.(b)	383,177	10,345,779
Citizens Republic Bancorp, Inc.(b)	903,218	2,781,912
Comerica, Inc.(b)	163,603	5,364,542
CVB Financial Corp.(b)	428,949	5,962,391
Hancock Holding Co.(b)	171,626	8,752,926
IBERIABANK Corp.(b)	118,691	6,272,819
Old National Bancorp(b)	199,052	3,985,021
Pennsylvania Commerce Bancorp, Inc.(b)(c)	117,448	3,501,125
Prosperity Bancshares, Inc.(b)	277,785	9,441,912
Signature Bank(c)	281,675	9,824,824
Sterling Bancshares, Inc.	899,189	9,396,525
SVB Financial Group(c)	191,082	11,067,470

		86,697,246

Commercial Services & Supplies – 6.9%
ABM Industries, Inc.	391,160	8,542,934
American Ecology Corp.	244,373	6,761,801
Geo Group, Inc. (The)(b)(c)	373,256	7,543,504
McGrath Rentcorp	302,358	8,713,958
Rollins, Inc.	1,005,262	19,079,873
Standard Parking Corp.(b)(c)	584,334	12,983,901

19

	Shares	Value (†)

COMMON STOCKS – continued

Commercial Services & Supplies – continued
Waste Connections, Inc.(c)	342,932	$11,762,568

		75,388,539

Communications Equipment – 2.5%
ADC Telecommunications, Inc.(b)(c)	437,163	3,694,027
ADTRAN, Inc.(b)	282,340	5,502,807
Anaren, Inc.(c)	169,861	1,724,089
CommScope, Inc.(b)(c)	289,303	10,021,456
Tekelec(b)(c)	459,368	6,426,558

		27,368,937

Computers & Peripherals – 1.0%
Intevac, Inc.(b)(c)	313,197	3,332,416
NCR Corp.(c)	130,848	2,885,198
Teradata Corp.(c)	251,165	4,897,718

		11,115,332

Construction & Engineering – 0.6%
Granite Construction, Inc.(b)	153,697	5,505,427
Layne Christensen Co.(c)	41,568	1,472,754

		6,978,181

Consumer Finance – 1.0%
Dollar Financial Corp.(b)(c)	438,239	6,744,498
World Acceptance Corp.(b)(c)	114,051	4,105,836

		10,850,334

Containers & Packaging – 1.6%
Greif, Inc., Class A	53,583	3,516,117
Myers Industries, Inc.(b)	538,926	6,795,857
Rock-Tenn Co., Class A	191,835	7,669,563

		17,981,537

Distributors – 0.1%
Core-Mark Holding Co., Inc.(b)(c)	61,813	1,544,707

Diversified Consumer Services – 0.4%
Hillenbrand, Inc.	221,283	4,461,065

Diversified Financial Services – 0.7%
PHH Corp.(c)	590,822	7,852,024

Electric Utilities – 2.5%
ALLETE, Inc.(b)	228,675	10,176,038
ITC Holdings Corp.(b)	147,590	7,640,734
Portland General Electric Co.(b)	425,252	10,061,462

		27,878,234

Electrical Equipment – 1.8%
Acuity Brands, Inc.(b)	118,589	4,952,277
General Cable Corp.(b)(c)	115,652	4,120,681
II-VI, Inc.(b)(c)	112,325	4,342,484
Polypore International, Inc.(b)(c)	313,468	6,742,697

		20,158,139

Electronic Equipment & Instruments – 2.5%
Anixter International, Inc.(b)(c)	46,485	2,766,322
Daktronics, Inc.(b)	226,280	3,769,825

20

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Electronic Equipment & Instruments – continued
Littelfuse, Inc.(c)	325,708	$9,683,299
Scansource, Inc.(b)(c)	255,453	7,354,492
Vishay Intertechnology, Inc.(c)	509,093	3,370,196

		26,944,134

Energy Equipment & Services – 2.7%
Dresser-Rand Group, Inc.(c)	234,984	7,394,946
Hornbeck Offshore Services, Inc.(b)(c)	180,436	6,968,438
Newpark Resources(c)	443,003	3,233,922
Oceaneering International, Inc.(c)	158,835	8,469,082
Superior Well Services, Inc.(b)(c)	149,034	3,772,051

		29,838,439

Food & Staples Retailing – 1.0%
Spartan Stores, Inc.	439,868	10,943,916

Food Products – 1.3%
J & J Snack Foods Corp.	161,455	5,474,939
Ralcorp Holdings, Inc.(b)(c)	131,864	8,888,952

		14,363,891

Gas Utilities – 1.8%
Energen Corp.	66,378	3,005,596
ONEOK, Inc.	32,345	1,112,668
UGI Corp.	613,180	15,807,780

		19,926,044

Health Care Equipment & Supplies – 1.9%
Hill-Rom Holdings, Inc.(b)	234,856	7,118,485
Medical Action Industries, Inc.(b)(c)	261,297	3,430,830
West Pharmaceutical Services, Inc.(b)	200,228	9,775,131

		20,324,446

Health Care Providers & Services – 3.6%
Amedisys, Inc.(b)(c)	150,106	7,305,659
CorVel Corp.(c)	199,528	5,708,496
Healthspring, Inc.(c)	206,960	4,379,274
inVentiv Health, Inc.(b)(c)	231,633	4,090,639
MWI Veterinary Supply, Inc.(b)(c)	109,983	4,321,232
Pediatrix Medical Group, Inc.(c)	96,907	5,225,225
Skilled Healthcare Group, Inc., Class A(c)	538,628	8,558,799

		39,589,324

Hotels, Restaurants & Leisure – 1.9%
Bob Evans Farms, Inc.(b)	241,742	6,597,139
Cosi, Inc.(b)(c)	1,371,708	2,702,265
Dover Downs Gaming & Entertainment, Inc.(b)	301,983	2,349,428
Penn National Gaming, Inc.(c)	208,457	5,538,702
Wyndham Worldwide Corp.	226,044	3,551,151

		20,738,685

Industrial Conglomerates – 0.8%
Teleflex, Inc.	142,341	9,037,230

Insurance – 4.3%
American Equity Investment Life Holding Co.(b)	106,407	798,053
American Physicians Capital, Inc.	109,698	4,643,516
Delphi Financial Group, Inc., Class A	162,971	4,569,707

21

	Shares	Value (†)

COMMON STOCKS – continued

Insurance – continued
Employers Holdings, Inc.	289,738	$5,035,646
Fidelity National Financial, Inc., Class A(b)	217,876	3,202,777
HCC Insurance Holdings, Inc.	274,796	7,419,492
Navigators Group, Inc.(c)	116,894	6,779,852
ProAssurance Corp.(c)	109,522	6,133,232
RLI Corp.(b)	136,845	8,496,706

		47,078,981

Internet & Catalog Retail – 0.6%
HSN, Inc.(c)	550,266	6,058,429

Internet Software & Services – 0.5%
United Online, Inc.(b)	525,530	4,945,237

IT Services – 4.5%
Alliance Data Systems Corp.(c)	170,986	10,837,093
Broadridge Financial Solutions, Inc.	657,472	10,118,494
Lender Processing Services, Inc.	262,910	8,024,013
Perot Systems Corp., Class A(c)	465,246	8,072,018
Wright Express Corp.(b)(c)	405,536	12,105,250

		49,156,868

Leisure Equipment & Products – 0.4%
Steinway Musical Instruments, Inc.(b)(c)	171,934	4,869,171

Life Sciences Tools & Services – 1.0%
PerkinElmer, Inc.	273,638	6,832,741
Varian, Inc.(c)	103,764	4,451,475

		11,284,216

Machinery – 3.2%
Actuant Corp., Class A(b)	294,943	7,444,361
Altra Holdings, Inc.(c)	319,028	4,708,853
CLARCOR, Inc.(b)	115,232	4,373,055
Commercial Vehicle Group, Inc.(b)(c)	29,381	208,899
John Bean Technologies Corp.(c)	444,933	5,632,852
RBC Bearings, Inc.(c)	194,903	6,566,282
Wabtec Corp.	111,584	5,716,448

		34,650,750

Media – 2.4%
A H Belo Corp., Class A(b)	233,331	1,203,988
Alloy, Inc.(c)	244,628	1,890,975
Interactive Data Corp.	387,591	9,775,045
John Wiley & Sons, Inc. Class A	325,934	13,184,030

		26,054,038

Metals & Mining – 0.9%
Haynes International, Inc.(b)(c)	82,724	3,873,965
Reliance Steel & Aluminum Co.(b)	146,038	5,545,063

		9,419,028

Multi-Utilities & Unregulated Power – 0.4%
NorthWestern Corp.	193,268	4,856,825

Multiline Retail – 0.6%
Dollar Tree, Inc.(c)	178,125	6,476,625

22

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Oil, Gas & Consumable Fuels – 2.3%
Mariner Energy, Inc.(c)	353,552	$7,247,816
Penn Virginia Corp.	197,229	10,539,918
St. Mary Land & Exploration Co.	116,800	4,163,920
Venoco, Inc.(b)(c)	224,274	2,915,562

		24,867,216

Personal Products – 0.8%
Alberto-Culver Co.	338,097	9,209,762

Pharmaceuticals – 2.0%
Endo Pharmaceuticals Holdings, Inc.(c)	285,227	5,704,540
Obagi Medical Products, Inc.(c)	458,289	4,573,724
Perrigo Co.(b)	312,305	12,011,251

		22,289,515

Professional Services – 0.0%
Duff & Phelps Corp., Class A(c)	21,896	460,473

Real Estate Management & Development – 0.6%
Forestar Real Estate Group, Inc.(b)(c)	451,535	6,660,141

REITs – 4.5%
American Campus Communities, Inc.	192,347	6,516,716
Capstead Mortgage Corp.	673,066	7,370,073
Digital Realty Trust, Inc.(b)	168,396	7,956,711
Health Care REIT, Inc.	222,382	11,837,394
Kite Realty Group Trust(b)	262,801	2,890,811
Potlatch Corp.	273,634	12,693,881

		49,265,586

Road & Rail – 2.2%
Con-way, Inc.(b)	167,355	7,382,029
Genesee & Wyoming, Inc., Class A(c)	207,868	7,799,207
Ryder System, Inc.(b)	135,440	8,397,280

		23,578,516

Semiconductors & Semiconductor Equipment – 2.3%
Cohu, Inc.(b)	230,704	3,649,737
Diodes, Inc.(b)(c)	248,509	4,584,991
ON Semiconductor Corp.(c)	772,119	5,219,525
Semtech Corp.(c)	216,006	3,015,444
Verigy Ltd.(c)	518,047	8,433,805

		24,903,502

Software – 2.7%
Mentor Graphics Corp.(b)(c)	517,448	5,873,035
Progress Software Corp.(c)	330,751	8,596,218
Quest Software, Inc.(c)	420,079	5,330,803
Radiant Systems, Inc.(c)	296,779	2,579,010
Sybase, Inc.(c)	240,639	7,368,366

		29,747,432

Specialty Retail – 2.7%
Genesco, Inc.(b)(c)	315,877	10,575,562
Jo-Ann Stores, Inc.(b)(c)	200,926	4,215,427
RadioShack Corp.	316,154	5,463,141
Sally Beauty Holdings, Inc.(b)(c)	1,121,911	9,648,435

		29,902,565

23

	Shares	Value (†)

COMMON STOCKS – continued

Textiles, Apparel & Luxury Goods – 2.0%
Carter’s, Inc.(c)	297,508	$5,869,833
FGX International Holdings Ltd.(b)(c)	275,446	3,049,187
Fossil, Inc.(b)(c)	220,980	6,238,265
Hanesbrands, Inc.(b)(c)	300,501	6,535,897

		21,693,182

Thrifts & Mortgage Finance – 0.9%
Beneficial Mutual Bancorp, Inc.(b)(c)	480,075	6,072,949
Westfield Financial, Inc.(b)	384,086	3,956,086

		10,029,035

Water Utilities – 0.9%
American States Water Co.(b)	122,345	4,710,282
Middlesex Water Co.(b)	270,987	4,734,143

		9,444,425

TOTAL COMMON STOCKS
(Identified Cost $1,034,835,389)		1,059,986,743

EXCHANGE TRADED FUND – 1.0%

Diversified Financial Services – 1.0%
iShares Russell 2000 Value Index Fund(b)
(Identified Cost $10,504,021)	166,444	11,191,695

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 22.9%
State Street Navigator Securities Lending Prime Portfolio(d)	195,864,078	195,864,078
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $54,488,968 on 10/01/2008 collateralized by $54,625,000 Federal National Mortgage Association, 4.330% due 7/28/2011 with a value of $55,580,938 including accrued interest (Note 2g of Notes to Financial Statements)	$54,487,000	54,487,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $250,351,078)		250,351,078

TOTAL INVESTMENTS – 120.6%
(Identified Cost $1,295,690,488)(a)		1,321,529,516
Other assets less liabilities—(20.6)%		(225,880,689)

NET ASSETS – 100.0%		$1,095,648,827

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized appreciation on investments based on a cost of $1,297,881,270 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$107,220,862
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(83,572,616)

Net unrealized appreciation		$23,648,246

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Non-income producing security.

24

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Small Cap Value Fund – continued

(d)	Represents investment of securities lending collateral.
REITs	Real Estate Investment Trusts

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Commercial Banks	7.9%
Commercial Services & Supplies	6.9
REITs	4.5
IT Services	4.5
Insurance	4.3
Health Care Providers & Services	3.6
Machinery	3.2
Specialty Retail	2.7
Energy Equipment & Services	2.7
Software	2.7
Chemicals	2.6
Electric Utilities	2.5
Communications Equipment	2.5
Aerospace & Defense	2.5
Electronic Equipment & Instruments	2.5
Media	2.4
Semiconductors & Semiconductor Equipment	2.3
Oil, Gas & Consumable Fuels	2.3
Road & Rail	2.2
Pharmaceuticals	2.0
Textiles, Apparel & Luxury Goods	2.0
Other Investments, less than 2% each	28.9
Short-Term Investments	22.9

Total Investments	120.6
Other assets less liabilities	(20.6)

Net Assets	100.0%

See accompanying notes to financial statements.

25

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2008

	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund

Assets
Investments at cost	$180,141,873	$150,440,626	$1,295,690,488
Net unrealized appreciation (depreciation)	(11,322,426)	(2,540,082)	25,839,028

Investments at value	168,819,447	147,900,544	1,321,529,516
Cash	182	2,296	105,664
Receivable for Fund shares sold	466,881	328,689	6,670,686
Receivable for securities sold	3,200,961	1,225,292	13,521,237
Dividends and interest receivable	56,298	34,679	1,128,754
Receivable from investment adviser (Note 4)	32,715	36,159	101,061
Securities lending income receivable	15,033	24,412	98,283

Total Assets	172,591,517	149,552,071	1,343,155,201

Liabilities
Collateral on securities loaned, at value (Note 2)	22,705,247	22,691,148	195,864,078
Payable for securities purchased	1,109,286	1,795,490	32,928,331
Payable for Fund shares redeemed	2,267,241	435,529	17,697,226
Management fees payable (Note 4)	111,530	81,329	714,720
Administrative fees payable (Note 4)	7,000	5,103	44,860
Deferred Trustees’ fees (Note 4)	42,576	40,103	113,489
Service and distribution fees payable (Note 4)	820	536	4,225
Other accounts payable and accrued expenses	44,474	65,733	139,445

Total Liabilities	26,288,174	25,114,971	247,506,374

Net Assets	$146,303,343	$124,437,100	$1,095,648,827

Net Assets consist of:
Paid-in capital	$262,590,406	$332,005,808	$1,117,571,112
Accumulated net investment income (loss)	(42,576)	(40,103)	1,842,018
Accumulated net realized loss on investments and foreign currency transactions	(104,922,061)	(204,988,523)	(49,603,331)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(11,322,426)	(2,540,082)	25,839,028

Net Assets	$146,303,343	$124,437,100	$1,095,648,827

Net Asset Value and Offering Price
Institutional Class
Net assets	$25,779,418	$44,540,086	$553,268,333

Shares of beneficial interest	1,188,171	3,407,805	25,132,292

Net asset value, offering and redemption price per share	$21.70	$13.07	$22.01

Retail Class
Net assets	$120,523,925	$79,897,014	$464,525,207

Shares of beneficial interest	5,706,725	6,296,278	21,318,846

Net asset value, offering and redemption price per share	$21.12	$12.69	$21.79

Admin Class
Net assets	$—	$—	$77,855,287

Shares of beneficial interest	—	—	3,638,028

Net asset value, offering and redemption price per share	$—	$—	$21.40

Value of securities on loan (Note 2)	$22,615,127	$22,689,377	$197,462,353

See accompanying notes to financial statements.

26

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2008

	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund

Investment Income
Dividends	$469,227	$221,760	$12,128,483 *
Interest	160,344	102,730	980,421
Securities lending income (Note 2)	186,710	199,641	1,537,445
Less net foreign taxes withheld	(12,805)	—	—

	803,476	524,131	14,646,349

Expenses
Management fees (Note 4)	909,027	726,130	8,053,932
Distribution fees—Retail Class (Note 4)	228,997	140,202	1,174,810
Service and distribution fees—Admin Class (Note 4)	—	—	395,796
Trustees’ fees and expenses (Note 4)	11,123	10,806	22,232
Administrative fees (Note 4)	61,279	49,032	546,547
Custodian fees and expenses	27,288	32,363	45,613
Transfer agent fees and expenses—Institutional Class (Note 4)	13,414	17,715	258,415
Transfer agent fees and expenses—Retail Class (Note 4)	102,699	114,743	812,511
Transfer agent fees and expenses—Admin Class (Note 4)	—	—	266,375
Audit and tax services fees	39,275	36,021	40,169
Registration fees	87,242	44,426	109,444
Shareholder reporting expenses	15,619	23,916	188,329
Legal fees	2,797	2,341	27,455
Expense recapture—Institutional Class (Note 4)	835	—	—
Miscellaneous expenses	8,185	7,606	45,736

Total expenses	1,507,780	1,205,301	11,987,364
Less fee reduction and/or expense reimbursement (Note 4)	(66,565)	(96,890)	(788,326)

Net expenses	1,441,215	1,108,411	11,199,038

Net investment income (loss)	(637,739)	(584,280)	3,447,311

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net Realized Gain (Loss) on:
Investments	(16,802,159)	(6,171,517)	(37,271,375)
Foreign currency transactions	166	—	—
Payments by affiliates (Note 4)	1,112	—	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(24,348,722)	(10,322,096)	(141,209,963)
Foreign currency translations	(109)	—	—

Net realized and unrealized loss on investments and foreign currency transactions	(41,149,712)	(16,493,613)	(178,481,338)

Net Decrease in Net Assets Resulting from Operations	$(41,787,451)	$(17,077,893)	$(175,034,027)

*	Amount includes a special dividend of $926,046 in which the source of the dividend has not been determined by the issuer.

See accompanying notes to financial statements.

27

STATEMENTS OF CHANGES IN NET ASSETS

Mid Cap Growth Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment loss	$(637,739)	$(288,083)
Net realized gain (loss) on investments and foreign currency transactions	(16,800,881)	7,015,246
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(24,348,831)	8,067,259

Increase (decrease) in net assets from operations	(41,787,451)	14,794,422

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (Note 8)	133,294,170	(4,132,735)

Total increase in net assets	91,506,719	10,661,687
Net Assets
Beginning of year	54,796,624	44,134,937

End of year	$146,303,343	$54,796,624

Accumulated Net Investment Loss	$(42,576)	$(38,169)

Small Cap Growth Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment loss	$(584,280)	$(143,375)
Net realized gain (loss) on investments	(6,171,517)	3,362,779
Net change in net unrealized appreciation (depreciation) on investments	(10,322,096)	5,500,407

Increase (decrease) in net assets from operations	(17,077,893)	8,719,811

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase in Net Assets Derived from Capital Shares Transactions (Note 8)	92,473,941	16,896,224

Redemption Fees
Institutional Class	11,629	346
Retail Class	17,229	186

Total increase in net assets	75,424,906	25,616,567
Net Assets
Beginning of year	49,012,194	23,395,627

End of year	$124,437,100	$49,012,194

Accumulated Net Investment Loss	$(40,103)	$(35,571)

See accompanying notes to financial statements.

28

STATEMENTS OF CHANGES IN NET ASSETS – continued

Small Cap Value Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$3,447,311	$2,636,586
Net realized gain (loss) on investments	(37,271,375)	100,922,002
Net change in net unrealized appreciation (depreciation) on investments	(141,209,963)	34,456,656

Increase (decrease) in net assets from operations	(175,034,027)	138,015,244

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(1,132,960)	(2,801,001)
Retail Class	—	(1,058,622)
Admin Class	—	(101,702)
Capital Gains:
Institutional Class	(51,944,175)	(50,563,842)
Retail Class	(47,065,282)	(32,749,822)
Admin Class	(8,031,853)	(7,983,100)

Total distributions	(108,174,270)	(95,258,089)

Increase in Net Assets Derived from Capital Shares Transactions (Note 8)	302,201,210	235,053,214

Redemption Fees
Institutional Class	20,568	16,563
Retail Class	18,348	13,201
Admin Class	3,084	2,493

Total increase in net assets	19,034,913	277,842,626
Net Assets
Beginning of year	1,076,613,914	798,771,288

End of year	$1,095,648,827	$1,076,613,914

Accumulated Net Investment Income	$1,842,018	$334,317

See accompanying notes to financial statements.

29

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30

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment (loss)(c)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Mid Cap Growth Fund

Institutional Class
9/30/2008	$27.51	$(0.10)		$(5.71)	$(5.81)	$—	$—
9/30/2007	20.13	(0.11	)(d)	7.49	7.38	—	—
9/30/2006	19.00	(0.10)		1.23	1.13	—	—
9/30/2005	15.50	(0.10)		3.78	3.68	(0.18)	—
9/30/2004	13.69	(0.13)		1.94	1.81	—	—

Retail Class
9/30/2008	$26.84	$(0.15)		$(5.57)	$(5.72)	$—	$—
9/30/2007	19.69	(0.16	)(d)	7.31	7.15	—	—
9/30/2006	18.63	(0.15)		1.21	1.06	—	—
9/30/2005	15.20	(0.14)		3.70	3.56	(0.13)	—
9/30/2004	13.46	(0.16)		1.90	1.74	—	—

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment loss has been calculated using the average shares outstanding during the period.

(d) Includes a non-recurring payment of $0.02 per share.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) Includes expense recapture of less than 0.01%.

See accompanying notes to financial statements.

31

				Ratios to Average Net Assets:

Total distributions	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(e)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)	Portfolio turnover rate (%)

$—	$21.70	(21.1)	$25,779	1.00	(f)	1.00	(f)	(0.36)	299
—	27.51	36.7	24,143	1.00		1.10		(0.47)	194
—	20.13	6.0	17,467	1.00		1.12		(0.49)	211
(0.18)	19.00	23.9	26,159	1.00		1.21		(0.60)	280
—	15.50	13.2	25,191	1.00		1.17		(0.84)	284

$—	$21.12	(21.3)	$120,524	1.25		1.32		(0.58)	299
—	26.84	36.3	30,654	1.25		1.43		(0.71)	194
—	19.69	5.7	26,668	1.25		1.52		(0.72)	211
(0.13)	18.63	23.6	25,802	1.25		1.50		(0.85)	280
—	15.20	12.9	25,382	1.25		1.42		(1.10)	284

See accompanying notes to financial statements.

32

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(c)(d)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund

Institutional Class
9/30/2008	$15.87	$(0.07)		$(2.73)	$(2.80)	$—	$—	$—
9/30/2007	12.00	(0.06	)(f)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—
9/30/2005	8.96	(0.08)		2.20	2.12	—	—	—
9/30/2004	8.59	(0.09)		0.46	0.37	—	—	—

Retail Class
9/30/2008	$15.45	$(0.10)		$(2.66)	$(2.76)	$—	$—	$—
9/30/2007	11.71	(0.09	)(f)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
9/30/2005	8.78	(0.11)		2.17	2.06	—	—	—
9/30/2004	8.45	(0.11)		0.44	0.33	—	—	—

Small Cap Value Fund

Institutional Class
9/30/2008	$28.77	$0.11	(i)	$(4.03)	$(3.92)	$(0.06)	$(2.78)	$(2.84)
9/30/2007	27.69	0.12	(f)(g)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)
9/30/2005	25.75	0.13		4.22	4.35	(0.02)	(2.65)	(2.67)
9/30/2004	21.34	0.04		4.97	5.01	(0.05)	(0.55)	(0.60)

Retail Class
9/30/2008	$28.52	$0.05	(i)	$(4.00)	$(3.95)	$—	$(2.78)	$(2.78)
9/30/2007	27.46	0.04	(f)(g)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)
9/30/2005	25.62	0.06		4.20	4.26	—	(2.65)	(2.65)
9/30/2004	21.25	(0.02)		4.95	4.93	(0.01)	(0.55)	(0.56)

Admin Class
9/30/2008	$28.13	$(0.01	)(i)	$(3.94)	$(3.95)	$—	$(2.78)	$(2.78)
9/30/2007	27.14	(0.03	)(f)(g)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)
9/30/2005	25.43	(0.00)		4.16	4.16	—	(2.65)	(2.65)
9/30/2004	21.13	(0.08)		4.93	4.85	—	(0.55)	(0.55)

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of 0.02%.

(f) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(g) Includes a non-recurring dividend of $0.05 per share.

(h) Computed on an annualized basis for periods less than one year, if applicable.

(i) Includes a special dividend of $0.02 per share in which the source of the dividend has not been determined by the issuer.

See accompanying notes to financial statements.

33

				Ratios to Average Net Assets:

Redemption fees(d)	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(h)		Gross expenses (%)(h)		Net investment income (loss) (%)(h)	Portfolio turnover rate (%)

$0.00	$13.07	(17.6)	$44,540	1.00		1.01		(0.47)	92
0.00	15.87	32.3	28,088	1.00		1.23		(0.47)	83
0.01	12.00	8.3	20,414	1.00		1.38		(0.69)	100
0.00	11.08	23.7	15,785	1.00		1.70		(0.85)	227
0.00	8.96	4.3	15,867	1.00		1.31		(0.95)	217

$0.00	$12.69	(17.9)	$79,897	1.25		1.42		(0.70)	92
0.00	15.45	31.9	20,924	1.25		1.50		(0.66)	83
0.01	11.71	8.0	2,981	1.25		1.92		(0.94)	100
0.00	10.84	23.5	3,592	1.25		1.87		(1.14)	227
0.00	8.78	3.9	14,589	1.25		1.52		(1.19)	217

$0.00	$22.01	(15.0)	$553,268	0.89		0.89		0.47	61
0.00	28.77	17.0	534,776	0.89		0.89		0.43	57
0.00	27.69	11.2	442,714	0.89	(e)	0.89	(e)	0.47	62
0.00	27.43	18.0	403,110	0.90		0.93		0.48	59
0.00	25.75	23.8	346,356	0.90		0.93		0.16	70

$0.00	$21.79	(15.2)	$464,525	1.15		1.27		0.21	61
0.00	28.52	16.7	465,055	1.15		1.24		0.15	57
0.00	27.46	10.9	291,690	1.15		1.20		0.21	62
0.00	27.23	17.7	235,948	1.15		1.20		0.24	59
0.00	25.62	23.5	173,411	1.15		1.18		(0.08)	70

$0.00	$21.40	(15.4)	$77,855	1.40		1.68		(0.04)	61
0.00	28.13	16.4	76,783	1.40		1.56		(0.10)	57
0.00	27.14	10.6	64,367	1.40		1.46		(0.04)	62
0.00	26.94	17.4	67,505	1.40		1.43		(0.01)	59
0.00	25.43	23.3	62,680	1.40		1.43		(0.33)	70

See accompanying notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is

35

recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2008, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2005-2008) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

36

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as distributions from REITs, foreign currency transactions and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees, REIT basis adjustments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2008 and 2007 was as follows:

	2008 Distributions Paid From:			2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Mid Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Growth Fund	—	—	—	—	—	—
Small Cap Value Fund	16,873,484	91,300,786	108,174,270	19,298,487	75,959,602	95,258,089

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—	$1,955,507
Undistributed long-term capital gains	—	—	331,178

Total undistributed earnings	—	—	2,286,685
Capital Loss Carryforward:
Expires September 30, 2010	(65,130,772)	(138,314,515)	—
Expires September 30, 2011	(21,142,388)	(59,283,040)	—
Total capital loss carryforward	(86,273,160)	(197,597,555)	—
Deferred net capital losses (post-October 2007)	(18,347,531)	(7,364,469)	(47,743,728)
Unrealized appreciation (depreciation)	(11,623,796)	(2,566,582)	23,648,246

Total accumulated earnings (losses)	$(116,244,487)	$(207,528,606)	$(21,808,797)

Capital loss carryforward utilized in the current year	$1,847,474	$1,209,729	$—

g.  Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as

37

lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2008 were as follows:

	Value of Securities on Loan	Value of Collateral
Mid Cap Growth Fund	$22,615,127	$22,705,247
Small Cap Growth Fund	22,689,377	22,691,148
Small Cap Value Fund	197,462,353	195,864,078

Subsequent to September 30, 2008, all open securities lending transactions were closed.

i.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities. For the year ended September 30, 2008, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Mid Cap Growth Fund	$461,496,904	$336,296,687
Small Cap Growth Fund	175,639,765	84,821,824
Small Cap Value Fund	860,871,284	625,425,569

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Mid Cap Growth Fund	0.75%
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the year ended September 30, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Mid Cap Growth Fund	1.00%	1.25%	—
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

38

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

For the year ended September 30, 2008, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Mid Cap Growth Fund	$909,027	0.75%
Small Cap Growth Fund	726,130	0.75%
Small Cap Value Fund	8,053,932	0.75%

For the year ended September 30, 2008, class specific expenses have been reimbursed as follows:

Fund	Reimbursement
Mid Cap Growth Fund	$64,519
Small Cap Growth Fund	95,181
Small Cap Value Fund	767,446

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2008 were as follows:

	Expenses Subject to Possible Reimbursement Until September 30, 2009
Fund	Institutional Class	Retail Class	Admin Class	Total
Mid Cap Growth Fund	$—	$64,519	$—	$64,519
Small Cap Growth Fund	2,492	92,689	—	95,181
Small Cap Value Fund	—	546,480	220,966	767,446

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

For the year ended September 30, 2008, Loomis Sayles reimbursed the Mid Cap Growth Fund $1,112 for losses incurred in connection with a trading error.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Prior to July 1, 2008, the Funds paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which was reevaluated on an annual basis. New funds were subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

39

For the year ended September 30, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Mid Cap Growth Fund	$61,279	$2,046	$59,233
Small Cap Growth Fund	49,032	1,709	47,323
Small Cap Value Fund	546,547	20,880	525,667

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Mid Cap Growth Fund, the Small Cap Growth Fund and the Small Cap Value Fund have adopted a Distribution Plan relating to their Retail Class shares (the “Retail Class Plans”) and the Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2008, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Mid Cap Growth Fund	$—	$228,997	$—
Small Cap Growth Fund	—	140,202	—
Small Cap Value Fund	197,898	1,174,810	197,898

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Mid Cap Growth Fund	$10,845	$100,391	$—
Small Cap Growth Fund	16,844	51,624	—
Small Cap Value Fund	247,244	758,261	262,375

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that

40

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Redemption Fees. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund.

The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented in the Statements of Changes in Net Assets.

5.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 12, 2008, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

For the year ended September 30, 2008, the Funds had no borrowings under these agreements.

6.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2008, amounts rebated under these agreements were as follows:

Fund	Rebates
Mid Cap Growth Fund	$27,162
Small Cap Growth Fund	13,724
Small Cap Value Fund	117,277

7.  Shareholders. At September 30, 2008, the Loomis Sayles Funded Pension Plan and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held Institutional Class shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Mid Cap Growth Fund	320,493	370,439
Small Cap Growth Fund	375,466	383,591
Small Cap Value Fund	366,402	733,101

41

8.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Mid Cap Growth Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	835,746	$23,099,020	122,987	$2,932,877
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(525,115)	(13,663,476)	(113,087)	(2,616,811)

Net change	310,631	$9,435,544	9,900	$316,066

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,376,061	$191,485,150	404,396	$9,618,611
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,811,222)	(67,626,524)	(616,665)	(14,067,412)

Net change	4,564,839	$123,858,626	(212,269)	$(4,448,801)

Increase (decrease) from capital share transactions	4,875,470	$133,294,170	(202,369)	$(4,132,735)

	Small Cap Growth Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,094,507	$30,602,699	227,764	$3,236,460
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(456,742)	(6,441,388)	(158,397)	(2,160,742)

Net change	1,637,765	$24,161,311	69,367	$1,075,718

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,898,095	$94,809,730	1,247,066	$17,800,763
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,956,386)	(26,497,100)	(147,091)	(1,980,257)

Net change	4,941,709	$68,312,630	1,099,975	$15,820,506

Increase (decrease) from capital share transactions	6,579,474	$92,473,941	1,169,342	$16,896,224

42

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

	Small Cap Value Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	9,681,674	$228,728,526	3,665,690	$103,476,796
Issued in connection with the reinvestment of distributions	1,942,239	49,352,283	1,908,336	50,494,585
Redeemed	(5,076,716)	(120,789,687)	(2,978,936)	(83,598,708)

Net change	6,547,197	$157,291,122	2,595,090	$70,372,673

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	10,268,147	$242,357,595	9,567,844	$267,672,472
Issued in connection with the reinvestment of distributions	1,850,508	46,632,804	1,279,692	33,617,503
Redeemed	(7,108,230)	(166,486,060)	(5,159,588)	(145,568,951)

Net change	5,010,425	$122,504,339	5,687,948	$155,721,024

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,168,929	$51,105,918	1,317,587	$35,992,658
Issued in connection with the reinvestment of distributions	271,955	6,747,215	292,721	7,599,049
Redeemed	(1,532,487)	(35,447,384)	(1,252,476)	(34,632,190)

Net change	908,397	$22,405,749	357,832	$8,959,517

Increase (decrease) from capital share transactions	12,466,019	$302,201,210	8,640,870	$235,053,214

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Small Cap Growth Fund, each a series of Loomis Sayles Funds II (collectively, “the Funds”), at September 30, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2008

44

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2008, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value Fund	34.45%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2008.

Fund	Amount
Small Cap Value Fund	$91,300,786

Qualified Dividend Income. For the fiscal year ended September 30, 2008, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Small Cap Value Fund

45

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	41 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	41 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	41 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	41 Director, M Fund, Inc. (registered investment company)

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	41 None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	41 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

46

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	41 None

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	President and Chief Executive Officer of Loomis Sayles Funds I and Chief Executive Officer of Loomis Sayles Funds II; Trustee since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	41 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
1	Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2	Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

47

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President,
General Counsel, Secretary
and Clerk (formerly,
Senior Vice President,
Deputy General Counsel,
Assistant Secretary and
Assistant Clerk), Natixis
Distribution Corporation,
Natixis Asset Management
Advisors, L.P. and Natixis
Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President of Loomis, Sayles Funds II and Executive Vice President of Loomis, Sayles Funds I	Since March 2008	President and Chief
Executive Officer, Natixis
Distribution Corporation,
Natixis Asset Management
Advisors, L.P. and Natixis
Distributors, L.P.;
formerly, President,
Fidelity Charitable Gift
Fund; and formerly, Senior
Vice President, Fidelity
Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer
for Mutual Funds, Senior
Vice President, Deputy
General Counsel, Assistant
Secretary and Assistant
Clerk, Natixis Distribution
Corporation, Natixis Asset
Management Advisors,
L.P. and Natixis
Distributors, L.P.; and
formerly, Senior Counsel,
Columbia Management
Group

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

48

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fixed Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

ANNUAL REPORT

SEPTEMBER 30, 2008

FUND AND MANAGER REVIEW

Loomis Sayles Bond Fund

Daniel Fuss, CFA, CIC Manager since May 1991	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Manager since October 1997	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Index, for the fiscal year ended September 30, 2008, primarily due to the unfolding credit crisis, which triggered systemic financial sector weakness, ongoing spread widening among investment grade and high yield credits, and a stronger US dollar.

A crisis of confidence engulfed the financial markets with the collapse of Bear Stearns, the government conservatorship of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the insurer AIG’s ceding control to the government in exchange for an $85 billion loan, and the seizure of Washington Mutual. These events severely and directly affected Fund performance. Investment grade financials were also indirectly impacted in this environment.

Investors fled risky assets, and US Treasurys outperformed all other sectors, as widespread risk aversion drained corporate markets of liquidity and risk capacity, driving investors to seek high quality assets.

As banks nursed capital, businesses had increasing difficulty borrowing, and issuers facing impaired access to capital generally were negative performers, including those in communications, technology and consumer-sensitive industries. Secular global growth and the boom in commodity prices early in the fiscal year helped support the currencies of Malaysia, Mexico and Thailand. However, an uncertain and dimming global growth outlook in the third quarter of 2008 sent most major currencies lower versus the US dollar near the end of the fiscal year, as risk-averse investors fled to the relative safety of US Treasurys. Exposure to the Icelandic krona, British pound and the euro, in particular, detracted from results.

OUTLOOK

With tight credit and slowing economic growth, we are taking a hard look at opportunities. We see potential value in stable industrials, such as telecommunications and cable, but we are less enthusiastic about “deep cyclicals,” firms that are heavily dependent on the economy, and anything levered to the consumer.

We believe specific high yield credits and industries are likely to experience higher default rates, which would put further downward pressure on valuations. However, as measured by the Lehman High Yield Index, price declines had driven yields up over 13%, on average, as of September 30, 2008. Such a generous income may help investors absorb default losses (up to a point) while waiting for prices to recover.

FUND FACTS

Symbol | Institutional: LSBDX;

Retail: LSBRX; Admin: LBFAX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 5/16/91

Class Inception Date Institutional: 5/16/91; Retail: 12/31/96; Admin: 1/2/98

Total Net Assets | $14,690.7 million

We have a cautious view on sovereigns because we believe the global credit crunch may lead to slower growth and lower commodity prices. Yields in Europe may fall as the economy slows, boosting bond returns, but we think currency-adjusted returns are likely to remain weak.

Experience with past market cycles suggests to us that, once confidence and optimism are restored, markets may turn up quickly as investors realize good companies are attractively priced. We are working hard to ensure the Fund is in a prime position to capture this upside potential.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Fund Inception(a)
Loomis Sayles Bond: Institutional
-13.14%	5.14%	7.62%	9.63%
Loomis Sayles Bond: Retail(c)
-13.44	4.86	7.34	9.35
Loomis Sayles Bond: Admin(c)
-13.69	4.58	7.06	8.87
Lehman US Government/Credit Index(d)
2.41	3.34	5.00	6.70
Lipper BBB-Rated Funds Index(d)
-6.31	2.27	4.10	6.15

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.67%	Retail: 0.97%	Admin: 1.24%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.67%	Retail: 0.95%	Admin: 1.20%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE(e)

Inception to September 30, 2008(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Inception dates of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indices. Index performance data is not available coincident with the Fund’s inception date; the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Fixed Income Fund

Daniel Fuss, CFA, CIC Manager since January 1995	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Index, for the fiscal year ended September 30, 2008, primarily due to the unfolding credit crisis, which triggered systemic financial sector weakness, ongoing spread widening among investment grade and high yield credits, and a stronger US dollar.

A crisis of confidence engulfed the financial markets with the collapse of Bear Stearns, the government conservatorship of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, insurer AIG’s ceding control to the government in exchange for an $85 billion loan, and the seizure of Washington Mutual. These events severely and directly affected Fund performance. Investment grade financials were also indirectly impacted in this environment.

Investors fled risky assets, and US Treasurys outperformed all other sectors. Agency mortgage pass-through securities also acted as a safe haven and were among the few shelters from the deteriorating credit markets. The government’s conservatorship of Fannie Mae and Freddie Mac made the guarantee on these securities explicit.

As banks nursed capital, businesses had difficulty borrowing. Issuers facing impaired access to capital were negative performers, including those in communications, technology and consumer-sensitive industries. Secular global growth and the boom in commodity prices early in the fiscal year helped the currencies of Mexico, Malaysia and Brazil. However, an uncertain and dimming global growth outlook in the third quarter of 2008 sent most major currencies lower versus the US dollar as risk-averse investors fled to the relative safety of US Treasurys. In particular, exposure to the Singapore dollar, Icelandic krona and the euro detracted from results.

OUTLOOK

With tight credit and slowing economic growth, we are taking a hard look at opportunities. We see potential value in stable industrials, such as telecommunications and cable, but we are less enthusiastic about “deep cyclicals,” firms heavily dependent on the economy, and anything levered to the consumer.

We believe specific high yield credits and industries are likely to experience higher default rates, which would put further downward pressure on valuations. However, as measured by the Lehman High Yield Index, price declines had driven yields up over 13%, on average, as of September 30, 2008. Such a generous income may help investors absorb default losses (up to a point) while waiting for prices to recover.

FUND FACTS

Symbol | LSFIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in fixed-income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 1/17/95

Fund Registration Date | 3/7/97

Total Net Assets | $624.5 million

We have a cautious view on sovereigns because we believe the global credit crunch may lead to slower growth and lower commodity prices. Yields in Europe may fall as the economy slows, boosting bond returns, but we think currency-adjusted returns are likely to remain weak.

Our experience with past market cycles suggests that, once confidence and optimism are restored, markets can recover quickly as investors realize good companies are attractively priced. We are working hard to ensure the Fund is in a prime position to capture this upside potential.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Registration(a)	Since Fund Inception(a)
Loomis Sayles Fixed Income: Institutional
-9.42%	6.15%	7.98%	7.81%	9.35%
Lehman US Government/Credit Index(b)
2.41	3.34	5.00	5.93	6.46
Lipper BBB-Rated Funds Index(b)
-6.31	2.27	4.10	4.78	5.71

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.60%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.60%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to September 30, 2008(c)

Inception to September 30, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Global Bond Fund

Ken Buntrock, CFA, CIC

Manager since September 2000

David Rolley, CFA

Manager since September 2000

Lynda Schweitzer, CFA

Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman Global Aggregate Bond Index, for the fiscal year ended September 30, 2008, primarily due to an overweight in the corporate bond sector.

We gradually added to the Fund’s investment grade and high yield corporate bond holdings by lowering our exposure to high-quality government, quasi-government and securitized issuers. This hurt relative performance, as the credit markets significantly underperformed government bonds in the United States, United Kingdom and Europe. The Fund benefited from a brief rally following the rescue of Bear Stearns and the Federal Reserve’s actions to support liquidity. Nevertheless, the ongoing credit crisis and drama surrounding the global banking sector pushed credit spreads to their widest levels of the fiscal year in September. The Fund’s exposure to Freddie Mac and Fannie Mae preferred securities, as well as to Lehman Brothers and AIG, largely detracted from performance during the period. The worst-performing security was Lehman Brothers, which lost virtually all of its value after filing for bankruptcy in September.

Our country allocations had a slightly negative impact on performance. The Fund’s overweight in the Malaysian and Singapore bond markets detracted, while our underweight in euro-denominated issues aided relative performance. The Fund’s overall currency strategy generated excess returns for the period. Most notably, our underweight to the South Korean won and Canadian dollar performed well, as both currencies depreciated against the greenback. Our overweight positions in the Polish zloty, Uruguay peso, Singapore dollar and Malaysian ringgit also enhanced returns. The Fund’s overweight in the Icelandic krona detracted, as that currency weakened by more than 40% against the US dollar.

Our duration/yield curve positioning had a slightly positive influence on relative performance. Specifically, our longer-than-Benchmark duration in Europe enhanced returns, as deteriorating market conditions led to lower bond yields.

OUTLOOK

Credit spreads have widened to startling levels, and September was among the worst months of performance for investment grade and high yield debt. Credit remains extremely cheap, and greater risk aversion than we witnessed during the final three weeks of September seems difficult.

We are forecasting a global recession and a cut in the federal funds rate, possibly to 1.0% by year end. We believe the US dollar and euro markets will probably continue to trade within a defined range, as both regions struggle with

FUND FACTS

Symbol | Institutional: LSGBX;

Retail: LSGLX

Objective | High total investment return through a combination of high current income and capital appreciation

Strategy | Invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities.

Fund Inception Date | 5/10/91

Class Inception Date Institutional: 5/10/91; Retail: 12/31/96

Total Net Assets | $2,230.6 million

similar problems. We may reduce the Fund’s duration at some point because, if the needed bank capital support does not come from fiscal authorities, it will have to come from easy monetary policy for an extended period.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Global Bond: Institutional
-4.14%	4.00%	7.22%	7.72%
Loomis Sayles Global Bond: Retail(b)
-4.45	3.72	6.94	7.53
Lehman Global Aggregate Bond Index(c)
2.80	4.76	4.91	6.81
Lipper Global Income Funds Index(c)
-3.07	3.73	4.60	5.76

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.68%	Retail: 1.04%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.68%	Retail: 1.00%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE(d)

Inception to September 30, 2008(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indices. (d) Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Inflation Protected Securities Fund

John Hyll

Manager since January 2003

Cliff Rowe, CFA

Manager since January 2003

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Treasury Inflation Protected Securities Index, for the fiscal year ended September 30, 2008, primarily due to its out-of-Benchmark exposure to credit securities. In addition, the Fund held Fannie Mae and Freddie Mac preferred stock, and when the US government took conservatorship of these government-sponsored entities, it only guaranteed their senior and subordinated debt, not their preferred shares.

The period’s historic flight-to-quality led to outperformance for nominal US Treasurys and underperformance for all other sectors, including Treasury inflation-protected securities (TIPS). The Fund’s TIPS position (78% of the Fund) performed relatively well, especially in the short to intermediate maturity range. This segment benefited from a steepening of the yield curve prompted by the Federal Reserve’s rate cuts, which pushed the federal funds rate target to 2.00%, down from 4.75% at the beginning of the period. The Fund’s longer duration relative to the Benchmark was a neutral strategy at best, as most of the decline in yields occurred in the shorter end of the yield curve, and the Fund’s more laddered maturity structure, did not help offset the impact of the flight to quality. The Fund’s non-dollar exposure to Singapore and Mexico helped, as did its energy holdings, which contributed positively to performance early in the fiscal year.

During the period, the real yield of 10-year TIPS remained unchanged at 2.27%. Yields on 30-year TIPS rose to 2.58% on September 30, 2008, from 2.20% a year earlier, and yields on five-year TIPS fell to 1.94% from 2.16%. These relatively small yield changes do not reflect the volatility witnessed during the period. Yields on 10-year TIPS, for example, reached a low of 0.91% on March 10, 2008, as breakevens (the difference between yields on 10-year nominal US Treasurys and TIPS, which represents the market’s long-term inflation forecast) trended upward on soaring oil prices.

In the third quarter of 2008, TIPS posted their worst performance relative to nominal US Treasurys, and breakevens narrowed significantly (from 2.53% on June 30 to 1.56% on September 30). Credit also underperformed during the period, reflecting the ongoing difficulties in the housing market and how they may negatively affect employment, lending, corporate earnings and the overall health of the economy.

OUTLOOK

Due to poor performance in the TIPS sector, the market is certainly not pricing in fears of inflation. However, one might view the TIPS sector as fairly attractive, given that the 10-year TIPS breakeven was at 1.59% on September 30, 2008. This is the most attractive level for the year and it suggests that inflation expectations might be too low given all the monetary easing and liquidity infusion into the markets by the Federal Reserve in an effort to help jump start the financial sector. Low inflation expectations of 1.59% may be too optimistic given our anticipation of a recovery beginning sometime in mid-2009 and the possible recovery in oil prices that may accompany improving economic conditions within the next year. Pricing in the TIPS market marks one of the best valuations we have seen in a long time.

FUND FACTS

Symbol | LSGSX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the US Treasury

Fund Inception Date | 5/20/91

Total Net Assets | $16.0 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Inflation Protected Securities: Institutional
2.64%	2.92%	4.87%	7.24%
Lehman US Treasury Inflation Protected Securities Index(b)
6.19	5.15	7.12	N/A
Lipper Treasury Inflation Protected Securities Index(b)
4.50	4.63	N/A	N/A

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 1.28%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.40%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the Fund, since its inception. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the Fund, the Lehman US Government Bond Index (the “Former Benchmark”), compared to the performance of the Fund from the Fund’s inception date through December 31, 2004. On December 15, 2004, in connection with a change of the Fund’s investment objective, the Fund changed its primary benchmark to the Lehman US Treasury Inflation Protected Securities Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the Fund’s strategy change, comparative data for the Fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the Fund, from December 31, 2004, through September 30, 2008. The chart above also compares the performance of the Fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 through September 30, 2008. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, comparative performance is presented from the month end closest to the Fund’s inception date. (b) See page 15 for a description of the indices. Return data is not available for the Lehman US Treasury Inflation Protected Securities Index prior to March 1, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities Funds Index prior to July 1, 2003. (c) The mountain chart is based on the Fund’s minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Effective December 15, 2004, the Fund’s name and investment strategy changed. The Fund’s strategy emphasizes inflation-protected debt securities issued by the US Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the US government.

FUND AND MANAGER REVIEW

Loomis Sayles Institutional High Income Fund

Daniel Fuss, CFA, CIC Manager since June 1996	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman High Yield Index, for the fiscal year ended September 30, 2008, primarily due to poor price performance among investment grade and high yield bonds. On a relative basis, below investment grade industrials detracted the most from performance. This sector included many poorly performing “busted Leveraged Buy Out” names. These are highly leveraged companies—many in the technology and communication industries—now facing a grim outlook in the current credit environment.

Widespread risk aversion accelerated during the third quarter of 2008, draining liquidity from the credit markets as sellers vastly out-numbered buyers. The resulting crisis of confidence largely defined the Fund’s performance for the period. As spreads widened and liquidity dried up, frightened investors sold across the quality spectrum and sought safety in US Treasury securities. Our US Treasury holdings benefited, but performance among other sectors suffered.

In absolute terms, financial names generated the biggest losses for the period, particularly in the investment grade arena. Uncertainty regarding the magnitude of the financial crisis and the government rescue plan grew in the final weeks of September 2008, punishing financial credits across the board. In particular, preferred and equity holdings, composed mainly of government-sponsored and financial sector securities, hurt overall Fund performance. Auto and gaming credits also took a beating, as consumers pulled back.

Non-US-dollar investments, positive performers in earlier quarters, posted poor results for the trailing year, primarily due to the strengthening US dollar.

Our underweight allocation to below-investment grade financials contributed favorably to relative performance, despite posting a negative absolute return. Select convertible bonds also contributed positively to overall performance, and our small allocation to emerging market debt produced a meager gain.

OUTLOOK

With tight credit and slowing economic growth, we are taking a hard look at opportunities. We see potential value in stable industrials, such as telecommunications and cable, but we are less enthusiastic about “deep cyclicals,” firms heavily dependent on the economy, and anything levered to the consumer.

FUND FACTS

Symbol | LSHIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 6/5/96

Fund Registration Date | 3/7/97

Total Net Assets | $214.2 million

We believe specific high yield credits and industries are likely to experience higher defaults, which will put further downward pressure on valuations. However, as measured by the Lehman High Yield Index, price declines had driven yields up over 13%, on average, as of September 30, 2008. Such a generous income may help investors absorb default losses (up to a point) while waiting for prices to recover.

Experience with past market cycles suggests that once confidence and optimism are restored, markets can recover quickly as investors realize good companies are attractively priced. We are working hard to ensure the Fund is in a prime position to capture this upside potential.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Institutional High Income: Institutional
-11.70%	7.81%	8.63%	6.66%	6.86%
Lehman High Yield Index(b)
-11.24	4.38	4.42	4.63	5.26
Lipper High Current Yield Funds Index(b)
-11.45	3.96	3.16	3.30	4.00

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.76%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.76%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to September 30, 2008(c)

Inception to September 30, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Intermediate Duration Fixed Income Fund

Neil Burke

Manager since December 2005

Cliff Rowe, CFA

Manager since December 2005

Richard Raczkowski

Manager since December 2005

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Intermediate Index, for the fiscal year ended September 30, 2008, primarily due to security selection and sector allocation. The events of September dominated returns and ultimately dictated sector and industry performance throughout the year.

Battered by the historic events of September, the financial sector suffered the worst absolute returns for the period. The Fund’s holdings among brokerage and finance companies were impacted the most. In particular, Lehman Brothers, whose bankruptcy filing unleashed widespread risk-aversion and uncertainty, dragged down results. Exceptional volatility spurred a flight to quality that led to impaired access to capital for many businesses, including communications and consumer-sensitive firms. This also hampered Fund performance.

In the flight-to-quality environment characteristic of much of the year, US Treasurys and agencies provided the best relative performance. Although the Fund’s allocation to US Treasurys fared best on an absolute basis, its underweight to US Treasurys and agencies relative to the Benchmark detracted from results.

We shifted the Fund’s duration to a defensive posture, extending to 3.96 years at the end of September 2008, compared to the Benchmark’s duration of 3.69 years. This tactical positioning, concentrated largely in long-term US Treasurys and other bonds, helped overcome some of the effects of the steepening yield curve.

The Fund’s performance also benefited from an out-of-Benchmark allocation to the Singapore dollar. Structured products, particularly long-term mortgage-backed securities (MBS), fared well as investors preferred high-quality issues. MBS enjoyed greater liquidity than their counterparts in the credit market.

OUTLOOK

With tight credit and slowing economic growth, we are taking a hard look at opportunities. We see potential value in stable industrials, such as telecommunications and cable, but we are less enthusiastic about “deep cyclicals,” firms heavily dependent on the economy, and anything levered to the consumer.

We believe specific high yield credits and industries are likely to experience higher defaults, which will put further downward pressure on valuations. However, as measured by the Lehman High Yield Index, price declines had driven yields up over 13%, on average, as of September 30, 2008. Such a generous income may help investors absorb default losses (up to a point) while waiting for prices to recover.

We have a cautious view on sovereigns because we believe the global credit crunch may lead to slower growth and lower commodity prices. Yields in Europe may fall as the economy slows, boosting bond returns, but we believe currency-adjusted returns are likely to be weak.

Experience with past market cycles suggests that, once confidence and optimism are restored, markets can recover quickly as investors realize good companies are attractively priced. We are working hard to ensure the Fund is in a prime position to capture this upside potential.

FUND FACTS

Symbol | LSDIX

Objective | Above-average total return through a combination of current income and capital appreciation

Strategy | Invests only in investment-grade fixed-income securities. The Fund’s weighted average duration generally is two to five years

Fund Inception Date | 1/28/98

Total Net Assets | $32.7 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Intermediate Duration Fixed Income Fund: Institutional
-0.46%	2.62%	4.77%	4.65%
Lehman US Gov’t/Credit Intermediate Index(b)
3.13	3.25	4.96	5.28
Lipper Intermediate Investment Grade Debt Funds Index(b)
-2.43	2.46	4.28	4.61

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.61%
Net Expense Ratio (after reductions and reimbursements)*
Institutional 0.40%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, comparative performance is presented from the month end closest to the Fund’s inception date. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

If the credit rating of a security held by the Fund falls below investment grade, the Fund may continue to hold it if Loomis Sayles believes the investment is appropriate. The secondary market for securities that fall below investment grade may lack liquidity and such securities may incur greater risk of default, which may adversely affect the value of the Fund. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Fixed Income Fund

Daniel Fuss, CFA, CIC

Manager since July 1994

Steven Kaseta, CFA

Manager since February 2002

Kathleen Gaffney, CFA

Associate Manager since September 2006

Matthew Eagan, CFA

Associate Manager since September 2006

Elaine Stokes

Associate Manager since September 2006

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Index, for the fiscal year ended September 30, 2008, primarily due to widespread risk aversion, systemic weakness in the financial sector, a stronger US dollar and ongoing credit-spread widening among investment grade and high yield bonds.

The financial sector remained under significant downward pressure throughout the year, severely affecting investment grade and high yield financials. The massive flight-to-quality, along with concerns about the capital funding of banks and brokers, several high-profile bankruptcies, and the bailout of the government-sponsored entities (GSE), caused Treasury yields to plunge and the yield curve to steepen. As recession fears became more entrenched, our defensive duration position helped the Fund’s performance. Although the Fund was overweight in Treasurys, in terms of duration, it was significantly underweight in terms of market value.

Overall, our allocations to investment grade and high yield securities significantly hindered performance. Telecommunication holdings lagged across the board, and the Fund’s high yield auto and auto-related holdings detracted from performance. Our investments in preferred securities, primarily GSE, also hurt the Fund’s overall performance. However, on a positive note, the Fund’s investment grade financial holdings contributed positively due to a modest underweight and sound security selection.

Currencies of commodity-exporting countries like Australia, Canada and New Zealand, weakened late in the period, wiping out gains achieved earlier, when commodity prices reached record highs. An uncertain outlook for economic growth sent most currencies lower versus the US dollar.

OUTLOOK

With tight credit and slowing economic growth, we are taking a hard look at opportunities. We see potential value in stable industrials, such as telecommunications and cable, and we are less enthusiastic about “deep cyclicals,” firms heavily dependent on the economy, and anything levered to the consumer.

We believe specific high yield credits and industries are likely to experience higher defaults, which will put further downward pressure on valuations. However, as measured by the Lehman High Yield Index, price declines had driven yields up over 13%, on average, as of September 30, 2008.

FUND FACTS

Symbol | LSIGX

Objective | Above-average total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.

Fund Inception Date | 7/1/94

Fund Registration Date | 3/7/97

Total Net Assets | $277.9 million

Such a generous income may help investors absorb default losses (up to a point) while waiting for prices to recover.

We have a cautious view on sovereigns because we expect the global credit crunch may lead to slower growth and lower commodity prices. As the economy slows, yields in Europe may fall, boosting bond returns, but we believe currency-adjusted returns are likely to be weak.

Experience with past market cycles suggests that, once confidence and optimism are restored, markets can recover quickly as investors realize good companies are attractively priced. We’re working hard to ensure the Fund is in a prime position to capture this upside potential.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Investment Grade Fixed Income: Institutional
-6.00%	5.53%	8.20%	7.90%	9.20%
Lehman US Government/Credit Index(b)
2.41	3.34	5.00	5.93	6.40
Lipper BBB-Rated Funds Index(b)
-6.31	2.27	4.10	4.78	5.63

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.53%
Net Expense Ratio (after reductions and reimbursements)*
Institutional 0.53%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to September 30, 2008(c)

Inception to September 30, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper BBB-Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.

Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective.

Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objective.

Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.

Source: Lipper, Inc.

Lehman US Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements.

Lehman US Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

Lehman Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.

Lehman US Treasury Inflation Protected Securities Index measures the performance of the inflation protected securities issued by the U.S. Treasury.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2008 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2008 through September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$873.80	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.85	$3.18

Retail Class
Actual	$1,000.00	$872.10	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

Admin Class
Actual	$1,000.00	$870.70	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.63%, 0.93%, and 1.20%, for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$904.70	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.58%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$897.10	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23

Retail Class
Actual	$1,000.00	$895.90	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.64% and 1.00% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$944.70	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 - 9/30/2008
Actual	$1,000.00	$905.10	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64
*Expensesare equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.72%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 - 9/30/2008
Actual	$1,000.00	$964.00	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02
*Expensesare equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 - 9/30/2008
Actual	$1,000.00	$916.00	$2.35
Hypothetical (5% return before expenses)	$1,000.00	$1,022.55	$2.48
*Expensesare equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ adviser (the “Adviser”), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2008. The Agreements were continued for a one-year period for all Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. In the case of Loomis Sayles Bond Fund, which had experienced substantial net cash inflows, the Trustees considered factors including (1) the additional efforts required to manage the Fund’s portfolio in such circumstances (including the need to identify additional portfolio securities for investment as the Fund’s assets grow), (2) the additional personnel and other resources required to manage the portfolio in such circumstances, (3) the possible effects of such cash inflows on the Fund’s ability to achieve attractive investment returns and (4) the benefits to the Fund of such net cash inflows (including lower expense ratios).

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Funds’ investment objective and policies and (2) that reductions in the Funds’ expense levels resulting from decreased expenses and/or increased assets were not yet fully reflected in the Fund’s performance results.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that the Loomis Sayles Global Bond Fund’s total expense ratio was below the median of a peer group of funds even though the advisory fee was above the median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Loomis Sayles Bond Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that two of the Loomis Sayles Funds in this report had breakpoints in their advisory fees and the remaining Funds were subject to expense caps. The Trustees also considered management’s representation that for certain Funds, the Funds’ Adviser did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons) or were capacity constrained with respect to the relevant investment strategy. For Loomis Sayles Bond Fund, the Trustees considered that the additional breakpoints implemented in December 2007 and management’s representations that additional investments were being made to support the Fund’s investment team in response to the growth of assets in the Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2009.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 92.4% of Net Assets

NON-CONVERTIBLE BONDS – 87.7%

ABS Credit Card – 0.7%
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014		$113,710,000	$98,805,382
MBNA Credit Card Master Note Trust, Series 03A5, 4.150%, 4/19/2010	EUR	300,000	408,570

			99,213,952

Aerospace & Defense – 0.1%
Bombardier, Inc., 6.300%, 5/01/2014, 144A		1,590,000	1,478,700
Bombardier, Inc., 7.350%, 12/22/2026	CAD	6,785,000	5,662,295
Bombardier, Inc., 7.450%, 5/01/2034, 144A		13,464,000	12,521,520

			19,662,515

Airlines – 1.4%
American Airlines, Inc., Series 1999-1, 7.324%, 4/15/2011		1,255,000	1,192,250
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011		1,522,568	1,149,539
Continental Airlines, Inc., Series 1997-4B, 6.900%, 7/02/2018		4,609,946	3,837,780
Continental Airlines, Inc., Series 1998-1, Class B, 6.748%, 9/15/2018		7,335,827	5,868,662
Continental Airlines, Inc., Series 1999-1B, 6.795%, 2/02/2020		4,220,894	3,186,775
Continental Airlines, Inc., Series 1999-1C, 6.954%, 2/02/2011		3,810,053	3,562,399
Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 9/15/2021		4,429,169	3,587,627
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		7,124,614	5,664,068
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		3,754,805	2,816,104
Continental Airlines, Inc., Series 96-A, Class B, 6.940%, 4/15/2015		335,683	313,025
Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016		7,632,142	6,639,964
Continental Airlines, Inc., Series A, 5.983%, 4/19/2022		26,671,000	20,536,670
Continental Airlines, Inc., Series B, 6.903%, 4/19/2022		23,877,000	16,952,670
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 8/10/2022		2,337,340	1,823,125
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024		5,753,706	3,912,520
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		44,560,173	32,528,926
Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017		37,035,000	22,961,700
Qantas Airways Ltd., 5.125%, 6/20/2013, 144A		2,000,000	1,878,858
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		44,235,000	40,495,417
United Air Lines, Inc., 6.636%, 1/02/2024		26,136,569	19,341,061

			198,249,140

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Automotive – 1.7%
Cummins, Inc., 6.750%, 2/15/2027		$2,547,000	$2,283,355
Cummins, Inc., 7.125%, 3/01/2028		3,000,000	2,870,907
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	9,800,000	9,243,617
FCE Bank PLC, EMTN, 7.125%, 1/15/2013	EUR	6,550,000	5,993,710
Ford Motor Co., 6.375%, 2/01/2029		1,195,000	442,150
Ford Motor Co., 6.500%, 8/01/2018		2,240,000	918,400
Ford Motor Co., 6.625%, 2/15/2028		500,000	192,500
Ford Motor Co., 6.625%, 10/01/2028		62,410,000	23,715,800
Ford Motor Co., 7.125%, 11/15/2025(b)		1,940,000	766,300
Ford Motor Co., 7.450%, 7/16/2031(b)		114,720,000	49,329,600
Ford Motor Co., 7.500%, 8/01/2026		795,000	329,925
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010		66,163,000	50,670,007
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013		13,455,000	8,268,864
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011		18,760,000	11,929,353
Ford Motor Credit Co. LLC, 7.375%, 10/28/2009		500,000	401,983
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		1,320,000	1,007,592
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016(b)		18,970,000	11,994,314
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010		29,945,000	21,234,598
Ford Motor Credit Co. LLC, 9.750%, 9/15/2010		2,150,000	1,541,728
Ford Motor Credit Co. LLC, EMTN, 4.875%, 1/15/2010	EUR	12,200,000	11,850,863
General Motors Corp., 7.250%, 7/03/2013(b)	EUR	2,805,000	1,619,041
General Motors Corp., 7.400%, 9/01/2025		9,790,000	3,524,400
General Motors Corp., 8.250%, 7/15/2023(b)		73,625,000	28,897,813
General Motors Corp., 8.375%, 7/15/2033(b)		3,445,000	1,378,000
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028		6,041,000	4,470,340

			254,875,160

Banking – 4.6%
BAC Capital Trust VI, 5.625%, 3/08/2035		35,170,000	26,848,743
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	38,370,000,000	32,350,397
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	2,816,000,000	82,234,519
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	48,070,000,000	40,835,305
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	247,000,000	7,207,206
BNP Paribas SA, EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	273,109,870,000	20,907,531
ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A		12,345,000	8,520,889
JPMorgan Chase & Co., Zero Coupon Bond, 5/17/2010, 144A	BRL	241,667,000	102,159,774
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	699,525,000,000	55,131,175

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	248,433,920,000	$19,553,304
JPMorgan Chase & Co., Zero Coupon Bond, 4/12/2012, 144A	IDR	599,419,948,640	41,171,188
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	152,206,784,000	12,697,887
Kaupthing Bank, 3.491%, 1/15/2010, 144A(b)(d)		3,635,000	2,835,300
Kaupthing Bank, Series D, 5.750%, 10/04/2011, 144A		52,942,000	33,882,880
Kaupthing Bank, Series E, 6.125%, 10/04/2016, 144A		13,245,000	7,019,850
Kreditanstalt fuer Wiederaufbau, EMTN, 10.750%, 2/01/2010	ISK	95,000,000	906,539
Rabobank Nederland, 10.250%, 9/10/2009, 144A	ISK	4,660,000,000	43,317,691
Rabobank Nederland, EMTN, 12.500%, 2/17/2009	ISK	1,330,000,000	12,396,415
Rabobank Nederland, EMTN, 14.000%, 1/28/2009, 144A	ISK	13,545,000,000	129,061,993

			679,038,586

Brokerage – 0.9%
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018		3,260,000	2,552,939
Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015		1,445,000	1,281,159
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017		3,160,000	2,951,114
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018		22,055,000	21,225,181
Goldman Sachs Group LP, 5.000%, 10/01/2014		7,620,000	6,355,590
Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014		3,865,000	3,174,259
Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037(e)		117,630,000	147,037
Lehman Brothers Holdings, Inc., MTN, (fixed rate to 5/03/2027, variable rate thereafter), 6.000%, 5/03/2032(e)		8,005,000	10,006
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		28,424,000	19,732,396
Merrill Lynch & Co., Inc., 10.710%, 3/08/2017	BRL	100,000,000	37,311,472
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	4,887,000	3,768,201
Morgan Stanley, 3.875%, 1/15/2009		840,000	772,815
Morgan Stanley, 5.375%, 10/15/2015		800,000	495,836
Morgan Stanley, EMTN, 5.450%, 1/09/2017		295,000	182,991
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		12,400,000	7,687,132
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		295,000	184,802
Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018		34,440,000	22,792,082
Morgan Stanley, MTN, 6.250%, 8/09/2026		1,900,000	1,161,506

			131,786,518

Building Materials – 0.7%
Owens Corning, Inc., 6.500%, 12/01/2016		24,725,000	21,879,474
Owens Corning, Inc., 7.000%, 12/01/2036		50,335,000	40,463,098

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Building Materials – continued
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)		$6,265,000	$3,414,425
USG Corp., 6.300%, 11/15/2016		34,370,000	25,949,350
USG Corp., 8.000%, 1/15/2018		17,605,000	13,995,975

			105,702,322

Chemicals – 0.4%
Borden, Inc., 7.875%, 2/15/2023		29,454,000	13,548,840
Borden, Inc., 8.375%, 4/15/2016		2,886,000	981,240
Borden, Inc., 9.200%, 3/15/2021		11,255,000	5,627,500
Georgia Gulf Corp., 10.750%, 10/15/2016(b)		1,000,000	450,000
Hercules, Inc., 6.500%, 6/30/2029(c)		19,619,000	13,144,730
Methanex Corp., 6.000%, 8/15/2015		10,555,000	9,284,600
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028		9,000,000	8,460,000
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018		9,095,000	9,031,090

			60,528,000

Construction Machinery – 0.4%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013		3,590,000	3,284,850
Joy Global, Inc., 6.625%, 11/15/2036		1,975,000	1,672,722
Toro Co., 6.625%, 5/01/2037		27,030,000	28,482,484
United Rentals North America, Inc., 7.000%, 2/15/2014		33,413,000	23,389,100
United Rentals North America, Inc., 7.750%, 11/15/2013(b)		3,895,000	2,969,938

			59,799,094

Consumer Cyclical Services – 0.8%
Western Union Co., 6.200%, 11/17/2036		154,180,000	120,481,340

Containers & Packaging – 0.0%
Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014	EUR	2,500,000	3,061,966

Distributors – 0.0%
ONEOK, Inc., 6.000%, 6/15/2035		3,805,000	2,715,777

Electric – 4.1%
AES Corp. (The), 8.375%, 3/01/2011	GBP	1,990,000	3,497,236
AES Corp. (The), 7.750%, 3/01/2014		4,875,000	4,533,750
Bruce Mansfield Unit, 6.850%, 6/01/2034(c)		95,735,000	95,466,942
Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036		64,200,000	51,039,449
Commonwealth Edison Co., 4.750%, 12/01/2011(c)		268,000	254,871
Dominion Resources, Inc., 5.950%, 6/15/2035		13,040,000	10,787,862
Dynegy Holdings, Inc., 7.125%, 5/15/2018		5,295,000	3,997,725
Dynegy Holdings, Inc., 7.625%, 10/15/2026		11,835,000	8,639,550
Dynegy Holdings, Inc., 7.750%, 6/01/2019		1,504,000	1,203,200
Dynegy Holdings, Inc., 8.375%, 5/01/2016		2,000,000	1,740,000
Edison Mission Energy, 7.625%, 5/15/2027		23,200,000	18,792,000
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027		11,581,000	12,128,665

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
Enersis SA, 7.400%, 12/01/2016		$4,250,000	$4,294,668
Illinois Power Co., 6.250%, 4/01/2018		3,105,000	2,859,534
ITC Holdings Corp., 5.875%, 9/30/2016, 144A		25,460,000	23,988,692
ITC Holdings Corp., 6.375%, 9/30/2036, 144A		37,955,000	32,797,599
MidAmerican Energy Holdings Co., 6.125%, 4/01/2036		6,540,000	5,500,663
MidAmerican Energy Holdings Co., 6.500%, 9/15/2037		54,485,000	47,802,960
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027(b)		23,775,000	17,712,375
Nisource Finance Corp., 6.400%, 3/15/2018		63,435,000	56,849,749
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A		1,887,259	1,952,785
Quezon Power Philippines Co., 8.860%, 6/15/2017		5,945,625	5,915,897
Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011		1,468,160	1,567,510
Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018		215,975	223,607
Southern California Edison Co., 7.625%, 1/15/2010(b)		2,000,000	2,077,300
SP Powerassets Ltd., EMTN, 3.730%, 10/22/2010	SGD	1,000,000	710,462
Texas-New Mexico Power Co., 6.250%, 1/15/2009		1,000,000	999,100
Toledo Edison Co., 6.150%, 5/15/2037		13,195,000	10,742,868
TXU Corp., Series P, 5.550%, 11/15/2014		62,401,000	46,567,183
TXU Corp., Series Q, 6.500%, 11/15/2024		139,336,000	88,739,894
TXU Corp., Series R, 6.550%, 11/15/2034		8,266,000	5,078,986
White Pine Hydro LLC, 6.310%, 7/10/2017(c)		9,175,000	8,807,477
White Pine Hydro LLC, 6.960%, 7/10/2037(c)		14,695,000	14,184,128
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)		5,000,000	4,819,375

			596,274,062

Entertainment – 0.6%
Six Flags, Inc., 9.625%, 6/01/2014(b)		11,190,000	6,266,400
Six Flags, Inc., 9.750%, 4/15/2013(b)		3,875,000	2,247,500
Time Warner, Inc., 6.500%, 11/15/2036		9,510,000	7,221,979
Time Warner, Inc., 6.625%, 5/15/2029		21,780,000	17,396,121
Time Warner, Inc., 6.950%, 1/15/2028		8,805,000	7,340,905
Time Warner, Inc., 7.625%, 4/15/2031		5,885,000	5,110,299
Time Warner, Inc., 7.700%, 5/01/2032		3,785,000	3,307,106
Viacom, Inc., Class B, 6.875%, 4/30/2036		55,225,000	44,272,778

			93,163,088

Food & Beverage – 1.0%
Aramark Services, Inc., 5.000%, 6/01/2012		2,115,000	1,776,600
Corn Products International, Inc., 6.625%, 4/15/2037		31,590,000	32,855,211
Dole Food Co., Inc., 8.625%, 5/01/2009		6,900,000	6,589,500
Kraft Foods, Inc., 6.500%, 8/11/2017		45,310,000	43,597,418
Kraft Foods, Inc., 6.500%, 11/01/2031		14,990,000	13,032,336
Kraft Foods, Inc., 7.000%, 8/11/2037		36,870,000	34,495,682
Sara Lee Corp., 6.125%, 11/01/2032		18,615,000	16,494,938

			148,841,685

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Foreign Local Governments – 0.1%
Ontario Hydro, Zero Coupon Bond, 11/27/2020	CAD	1,507,000	$782,748
Province of Alberta, 5.930%, 9/16/2016	CAD	18,123,482	18,448,572

			19,231,320

Government Guaranteed – 0.8%
Canada Housing Trust, 4.100%, 12/15/2008	CAD	130,265,000	122,852,411

Government Owned – No Guarantee – 0.1%
DP World Ltd., 6.850%, 7/02/2037, 144A		20,585,000	15,240,311

Government Sponsored – 1.2%
Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(b)		32,925,000	33,844,431
Federal National Mortgage Association, 2.290%, 2/19/2009	SGD	145,900,000	101,719,264
Queensland Treasury Corp., 7.125%, 9/18/2017, 144A	NZD	60,170,000	42,255,124

			177,818,819

Health Insurance – 0.1%
CIGNA Corp., 6.150%, 11/15/2036		20,530,000	17,296,114

Healthcare – 5.4%
Boston Scientific Corp., 5.450%, 6/15/2014		3,710,000	3,468,850
Boston Scientific Corp., 6.400%, 6/15/2016		14,305,000	13,589,750
Boston Scientific Corp., 7.000%, 11/15/2035		22,132,000	19,697,480
Covidien International Finance SA, 6.000%, 10/15/2017		24,890,000	24,591,146
Covidien International Finance SA, 6.550%, 10/15/2037		25,070,000	24,102,173
HCA, Inc., 5.750%, 3/15/2014		12,995,000	10,136,100
HCA, Inc., 6.250%, 2/15/2013		7,795,000	6,508,825
HCA, Inc., 6.300%, 10/01/2012		2,500,000	2,156,250
HCA, Inc., 6.375%, 1/15/2015		17,365,000	13,674,937
HCA, Inc., 6.500%, 2/15/2016		63,515,000	50,335,637
HCA, Inc., 6.750%, 7/15/2013		3,040,000	2,553,600
HCA, Inc., 7.050%, 12/01/2027		24,130,000	16,294,748
HCA, Inc., 7.190%, 11/15/2015		19,290,000	15,399,824
HCA, Inc., 7.500%, 12/15/2023		23,835,000	17,460,329
HCA, Inc., 7.500%, 11/06/2033		19,830,000	14,079,300
HCA, Inc., 7.690%, 6/15/2025		65,058,000	48,353,708
HCA, Inc., 8.360%, 4/15/2024		38,139,000	29,560,776
HCA, Inc., MTN, 7.580%, 9/15/2025		17,960,000	13,231,671
HCA, Inc., MTN, 7.750%, 7/15/2036		11,516,000	8,175,208
Hospira, Inc., 6.050%, 3/30/2017		15,175,000	14,468,513
Medco Health Solutions, Inc., 7.125%, 3/15/2018		250,270,000	253,599,342
Owens & Minor, Inc., 6.350%, 4/15/2016(c)		4,710,000	4,586,273
Tenet Healthcare Corp., 6.500%, 6/01/2012		3,660,000	3,385,500
Tenet Healthcare Corp., 6.875%, 11/15/2031		30,578,000	20,793,040
Tenet Healthcare Corp., 7.375%, 2/01/2013		2,236,000	2,034,760
Tenet Healthcare Corp., 9.250%, 2/01/2015(b)		560,000	529,200
WellPoint, Inc., 6.375%, 6/15/2037		191,190,000	163,577,002

			796,343,942

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Home Construction – 1.6%
Centex Corp., 5.250%, 6/15/2015		$5,110,000	$3,755,850
D.R. Horton, Inc., 5.250%, 2/15/2015		70,845,000	52,425,300
D.R. Horton, Inc., 5.625%, 9/15/2014		7,235,000	5,498,600
D.R. Horton, Inc., 5.625%, 1/15/2016		26,345,000	19,495,300
D.R. Horton, Inc., 6.500%, 4/15/2016		1,975,000	1,501,000
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015		6,430,000	3,665,100
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016		19,270,000	11,080,250
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014		6,249,000	3,624,420
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014		4,050,000	2,389,500
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016(b)		1,650,000	957,000
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013(b)		2,865,000	1,618,725
K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012(b)		1,690,000	1,073,150
KB Home, 5.875%, 1/15/2015		895,000	711,525
Lennar Corp., 5.125%, 10/01/2010		3,495,000	2,935,800
Lennar Corp., 7.625%, 3/01/2009		5,245,000	5,061,425
Lennar Corp., Series B, 5.500%, 9/01/2014		22,935,000	14,907,750
Lennar Corp., Series B, 5.600%, 5/31/2015		9,112,000	5,922,800
Lennar Corp., Series B, 6.500%, 4/15/2016		40,810,000	27,546,750
Pulte Homes, Inc., 5.200%, 2/15/2015		6,790,000	5,432,000
Pulte Homes, Inc., 6.000%, 2/15/2035		63,520,000	45,416,800
Pulte Homes, Inc., 6.375%, 5/15/2033		17,205,000	12,559,650
Toll Brothers Finance Corp., 5.150%, 5/15/2015		7,935,000	6,710,749
Toll Corp., 8.250%, 12/01/2011		5,550,000	5,328,000

			239,617,444

Independent Energy – 1.8%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		53,650,000	49,310,520
Anadarko Petroleum Corp., 6.450%, 9/15/2036		76,885,000	60,281,531
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	5,925,000	6,923,210
Chesapeake Energy Corp., 6.500%, 8/15/2017		3,820,000	3,342,500
Chesapeake Energy Corp., 6.875%, 11/15/2020		13,805,000	11,803,275
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		20,226,000	19,416,960
Pioneer Natural Resources Co., 5.875%, 7/15/2016		10,275,000	8,852,334
Pioneer Natural Resources Co., 6.875%, 5/01/2018		2,125,000	1,892,021
Pioneer Natural Resources Co., 7.200%, 1/15/2028		8,782,000	7,560,740
Questar Market Resources, Inc., 6.800%, 4/01/2018		51,725,000	52,154,214
Talisman Energy, Inc., 5.850%, 2/01/2037		12,155,000	9,124,613
Talisman Energy, Inc., 6.250%, 2/01/2038		32,435,000	25,191,583
XTO Energy, Inc., 6.100%, 4/01/2036		2,165,000	1,792,646
XTO Energy, Inc., 6.750%, 8/01/2037		11,225,000	9,960,133

			267,606,280

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Industrial Other – 0.1%
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		$26,410,000	$12,676,800

Integrated Energy – 0.0%
PF Export Receivables Master Trust, 6.436%, 6/01/2015, 144A		1,634,046	1,683,067

Life Insurance – 0.5%
ASIF Global Financing XXVII, 2.380%, 2/26/2009, 144A	SGD	38,400,000	13,579,037
Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A		57,985,000	54,549,969

			68,129,006

Local Authorities – 1.6%
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	109,725,000	87,180,000
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)		182,875,000	141,627,544

			228,807,544

Media Cable – 2.4%
Comcast Corp., 5.500%, 3/15/2011		3,000,000	2,945,778
Comcast Corp., 5.650%, 6/15/2035		70,675,000	52,535,060
Comcast Corp., 6.450%, 3/15/2037		59,810,000	48,240,533
Comcast Corp., 6.500%, 11/15/2035		37,670,000	31,451,587
Comcast Corp., 6.950%, 8/15/2037		195,555,000	166,799,224
CSC Holdings, Inc., 7.875%, 2/15/2018		1,550,000	1,364,000
Shaw Communications, Inc., 5.700%, 3/02/2017	CAD	12,775,000	10,747,085
Time Warner Cable, Inc., 6.750%, 7/01/2018		29,500,000	27,550,935
Virgin Media Finance PLC, 9.125%, 8/15/2016		500,000	418,750
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	6,605,000	9,041,881

			351,094,833

Media Non-Cable – 0.8%
Clear Channel Communications, Inc., 4.900%, 5/15/2015		20,075,000	5,972,313
Clear Channel Communications, Inc., 5.500%, 9/15/2014		5,195,000	1,610,450
Clear Channel Communications, Inc., 5.500%, 12/15/2016		17,050,000	4,944,500
Clear Channel Communications, Inc., 5.750%, 1/15/2013		2,080,000	748,800
Clear Channel Communications, Inc., 6.875%, 6/15/2018		1,095,000	333,975
News America, Inc., 6.150%, 3/01/2037		64,380,000	52,490,752
News America, Inc., 6.200%, 12/15/2034		17,665,000	14,084,110
News America, Inc., 6.400%, 12/15/2035		29,275,000	24,591,908
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(b)		4,713,000	1,838,070
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(b)		2,740,000	1,068,600
R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(b)		927,000	315,180
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(b)		3,564,000	1,211,760
Tribune Co., 5.250%, 8/15/2015(b)		42,705,000	12,811,500

			122,021,918

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Metals & Mining – 0.4%
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		$13,180,000	$11,878,475
Newmont Mining Corp., 5.875%, 4/01/2035		5,621,000	4,277,575
OI European Group BV, 6.875%, 3/31/2017, 144A	EUR	3,450,000	4,152,659
United States Steel Corp., 6.050%, 6/01/2017		9,420,000	8,185,519
United States Steel Corp., 6.650%, 6/01/2037		7,865,000	5,849,263
United States Steel Corp., 7.000%, 2/01/2018		22,600,000	20,402,376

			54,745,867

Mortgage Related – 0.0%
Federal Home Loan Mortgage Corp., 5.000%, 12/01/2031		360,066	352,366
Federal Home Loan Mortgage Corp., MTN, 5.000%, 12/14/2018(b)		3,795,000	3,567,133

			3,919,499

Non-Captive Consumer – 3.4%
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017		337,595,000	156,540,101
Countrywide Financial Corp., Series A, MTN, 3.333%, 12/19/2008(b)(d)		5,670,000	5,605,804
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		16,188,000	13,927,410
Hexion US Finance Corp/Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014		2,320,000	1,832,800
Residential Capital LLC, 8.125%, 11/21/2008(b)		1,280,000	1,088,000
Residential Capital LLC, 8.375%, 6/30/2010(b)		5,670,000	1,304,100
Residential Capital LLC, 8.500%, 6/01/2012		3,905,000	781,000
Residential Capital LLC, 8.500%, 4/17/2013(b)		165,035,000	33,007,000
Residential Capital LLC, 8.875%, 6/30/2015(b)		16,635,000	3,327,000
Residential Capital LLC, 9.625%, 5/15/2015, 144A		64,723,000	15,533,520
SLM Corp., 6.000%, 12/15/2043		146,975(†††)	1,517,884
SLM Corp., Series A, MTN, 4.000%, 1/15/2010		10,300,000	8,085,500
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		72,710,000	45,080,200
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		53,696,000	32,217,600
SLM Corp., Series A, MTN, 5.000%, 6/15/2018		22,293,000	12,261,150
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		28,242,000	18,498,510
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		31,370,000	19,449,400
SLM Corp., Series A, MTN, 5.400%, 10/25/2011(b)		1,750,000	1,225,000
SLM Corp., Series A, MTN, 5.625%, 8/01/2033		38,535,000	19,267,500
SLM Corp., Series A, MTN, 6.500%, 6/15/2010	NZD	8,020,000	4,454,265
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		124,665,000	84,772,200
SLM Corp., EMTN, 4.750%, 3/17/2014	EUR	9,200,000	7,123,470
SLM Corp., MTN, 5.050%, 11/14/2014		27,310,000	16,659,100
SLM Corp., MTN, 5.125%, 8/27/2012		1,925,000	1,251,250

			504,809,764

Non-Captive Diversified – 6.6%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015		8,278,000	4,065,235
CIT Group, Inc., 4.750%, 12/15/2010		125,000	81,406

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
CIT Group, Inc., 5.400%, 2/13/2012		$2,155,000	$1,238,853
CIT Group, Inc., 5.400%, 1/30/2016		1,558,000	754,074
CIT Group, Inc., 5.500%, 12/01/2014	GBP	29,029,000	25,761,465
CIT Group, Inc., 5.600%, 4/27/2011		10,435,000	6,720,453
CIT Group, Inc., 5.650%, 2/13/2017		3,639,000	1,775,716
CIT Group, Inc., 5.800%, 10/01/2036		16,525,000	7,558,105
CIT Group, Inc., 5.850%, 9/15/2016		30,000	14,550
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		545,000	223,450
CIT Group, Inc., Series A, MTN, 7.625%, 11/30/2012		342,170,000	217,061,014
CIT Group, Inc., EMTN, 3.800%, 11/14/2012	EUR	21,220,000	16,121,695
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	21,200,000	14,627,155
CIT Group, Inc., EMTN, 5.000%, 5/13/2014	EUR	6,450,000	4,644,825
CIT Group, Inc., EMTN, 5.500%, 12/20/2016	GBP	16,050,000	14,231,668
CIT Group, Inc., GMTN, 4.250%, 2/01/2010		80,000	52,728
CIT Group, Inc., GMTN, 4.250%, 9/22/2011	EUR	25,450,000	21,399,908
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		8,485,000	4,799,701
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		1,555,000	768,632
CIT Group, Inc., MTN, 4.250%, 3/17/2015	EUR	29,270,000	20,197,935
CIT Group, Inc., MTN, 5.125%, 9/30/2014		13,445,000	6,630,496
General Electric Capital Corp., 6.500%, 9/28/2015	NZD	266,148,000	158,663,554
General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012	SGD	15,000,000	10,235,348
General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012	SGD	150,000,000	104,355,152
General Electric Capital Corp., EMTN, 6.750%, 9/26/2016	NZD	89,945,000	53,531,441
GMAC Canada Ltd., EMTN, 6.625%, 12/17/2010	GBP	500,000	542,244
GMAC LLC, 4.750%, 9/14/2009	EUR	11,775,000	10,609,183
GMAC LLC, 5.625%, 5/15/2009		1,085,000	775,256
GMAC LLC, 6.000%, 12/15/2011		82,530,000	36,696,057
GMAC LLC, 6.625%, 5/15/2012		32,245,000	13,651,501
GMAC LLC, 6.750%, 12/01/2014		49,101,000	18,845,651
GMAC LLC, 6.875%, 9/15/2011		8,945,000	3,991,143
GMAC LLC, 6.875%, 8/28/2012		6,680,000	2,655,153
GMAC LLC, 7.000%, 2/01/2012		16,765,000	6,833,582
GMAC LLC, 8.000%, 11/01/2031		57,598,000	21,730,401
GMAC LLC, EMTN, 5.375%, 6/06/2011	EUR	69,910,000	41,336,115
GMAC LLC, EMTN, 5.750%, 9/27/2010	EUR	8,215,000	5,204,286
iStar Financial, Inc., 5.150%, 3/01/2012		52,875,000	26,437,500
iStar Financial, Inc., 5.375%, 4/15/2010		6,905,000	4,143,000
iStar Financial, Inc., 5.500%, 6/15/2012		3,865,000	1,971,150
iStar Financial, Inc., 5.650%, 9/15/2011		30,335,000	15,774,200
iStar Financial, Inc., 5.800%, 3/15/2011		5,305,000	2,705,550
iStar Financial, Inc., 5.850%, 3/15/2017		6,565,000	3,216,850
iStar Financial, Inc., 5.875%, 3/15/2016		11,605,000	5,686,450
iStar Financial, Inc., 6.050%, 4/15/2015		5,655,000	2,770,950
iStar Financial, Inc., 8.625%, 6/01/2013		46,795,000	22,929,550
iStar Financial, Inc., Series B, 5.125%, 4/01/2011		2,330,000	1,188,300
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		7,645,000	3,746,050

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		$60,205,000	$31,306,600

			980,261,281

Oil Field Services – 0.2%
North American Energy Partners, Inc., 8.750%, 12/01/2011		12,530,000	11,527,600
Weatherford International Ltd., 6.500%, 8/01/2036		20,375,000	17,564,085

			29,091,685

Packaging – 0.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018		18,644,000	18,084,680

Paper – 2.9%
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018		11,675,000	2,685,250
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028		14,820,000	3,408,600
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029(b)		4,215,000	1,011,600
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030		47,185,000	11,324,400
Avenor, Inc., 10.850%, 11/30/2014	CAD	450,000	220,118
Bowater, Inc., 6.500%, 6/15/2013		3,880,000	1,493,800
Georgia-Pacific LLC, 7.250%, 6/01/2028		25,782,000	20,367,780
Georgia-Pacific LLC, 7.375%, 12/01/2025		31,207,000	25,199,653
Georgia-Pacific LLC, 7.700%, 6/15/2015		95,000	86,925
Georgia-Pacific LLC, 7.750%, 11/15/2029		80,700,000	66,577,500
Georgia-Pacific LLC, 8.000%, 1/15/2024		21,284,000	18,729,920
Georgia-Pacific LLC, 8.875%, 5/15/2031		27,237,000	23,696,190
International Paper Co., 4.250%, 1/15/2009		2,000,000	1,987,654
International Paper Co., 7.950%, 6/15/2018		211,360,000	207,684,661
Jefferson Smurfit Corp., 7.500%, 6/01/2013		5,520,000	4,471,200
Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(b)		1,000,000	780,000
Westvaco Corp., 7.950%, 2/15/2031		21,466,000	20,549,702
Westvaco Corp., 8.200%, 1/15/2030		17,890,000	16,791,644

			427,066,597

Pharmaceuticals – 2.2%
Astrazeneca PLC, 6.450%, 9/15/2037		214,650,000	205,237,812
Elan Financial PLC, 7.750%, 11/15/2011		71,241,000	64,473,105
Elan Financial PLC, 8.875%, 12/01/2013		57,880,000	48,619,200

			318,330,117

Pipelines – 2.3%
Colorado Interstate Gas Co., 5.950%, 3/15/2015		1,099,000	1,001,298
Colorado Interstate Gas Co., 6.800%, 11/15/2015		3,670,000	3,476,782
DCP Midstream LP, 6.450%, 11/03/2036, 144A		27,200,000	21,757,552
El Paso Corp., 6.950%, 6/01/2028		11,959,000	9,442,755
El Paso Corp., 7.420%, 2/15/2037		2,045,000	1,629,423
El Paso Corp., 7.750%, 1/15/2032		1,500,000	1,255,429
El Paso Corp., 7.800%, 8/01/2031		1,000,000	842,517
Energy Transfer Partners LP, 6.125%, 2/15/2017		7,325,000	6,693,827
Energy Transfer Partners LP, 6.625%, 10/15/2036		14,235,000	12,128,647
Enterprise Products Operating LP, 6.300%, 9/15/2017		25,030,000	23,342,653
Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035		778,000	579,417

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pipelines – continued
Kinder Morgan Finance, 5.700%, 1/05/2016	$14,160,000	$12,177,600
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	16,530,000	14,009,175
NGPL Pipeco LLC, 7.119%, 12/15/2017, 144A	117,630,000	111,646,044
ONEOK Partners LP, 6.650%, 10/01/2036	12,495,000	10,935,037
Plains All American Pipeline LP, 6.125%, 1/15/2017	28,845,000	26,211,221
Plains All American Pipeline LP, 6.650%, 1/15/2037	62,130,000	50,892,236
Southern Natural Gas Co., 7.350%, 2/15/2031	4,695,000	4,116,501
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(b)	7,900,000	6,769,921
Williams Cos., Inc., 7.500%, 1/15/2031	13,985,000	12,726,070

		331,634,105

Property & Casualty Insurance – 1.3%
Allstate Corp., 5.950%, 4/01/2036	7,745,000	6,313,724
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	46,320,000	42,894,265
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	34,729,000	32,554,617
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	49,522,000	41,479,182
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	9,760,000	5,172,800
St. Paul Travelers Co., Inc., 6.750%, 6/20/2036	6,850,000	6,331,804
Travelers Cos., Inc. (The), 6.250%, 6/15/2037	42,880,000	37,174,216
Travelers Property Casualty Corp., 6.375%, 3/15/2033	1,000,000	877,759
Willis North America, Inc., 6.200%, 3/28/2017	12,000,000	10,433,496

		183,231,863

Railroads – 0.5%
Canadian Pacific Railway Co., 5.750%, 3/15/2033	3,830,000	2,972,057
Canadian Pacific Railway Co., 5.950%, 5/15/2037	26,475,000	21,671,535
CSX Corp., 6.000%, 10/01/2036(b)	46,468,000	35,315,029
CSX Corp., 6.250%, 3/15/2018	5,000,000	4,525,470
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	7,804,000	4,682,400

		69,166,491

REITs – 0.8%
Camden Property Trust, 5.700%, 5/15/2017(b)	39,980,000	35,341,440
Colonial Realty LP, 6.050%, 9/01/2016	3,980,000	3,356,995
Duke Realty LP, 5.950%, 2/15/2017	5,705,000	5,106,876
ERP Operating LP, 5.125%, 3/15/2016	4,675,000	3,915,794
First Industrial LP, 5.950%, 5/15/2017	7,750,000	6,194,250
Highwoods Properties, Inc., 5.850%, 3/15/2017	56,685,000	45,470,043
Highwoods Properties, Inc., 7.500%, 4/15/2018	5,640,000	4,998,224
Prologis, 5.625%, 11/15/2015	2,660,000	2,325,622
Prologis, 5.750%, 4/01/2016	2,170,000	1,890,825
Simon Property Group LP, 5.750%, 12/01/2015	3,450,000	3,260,516

		111,860,585

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Restaurants – 0.0%
McDonald’s Corp., EMTN, 3.628%, 10/10/2010	SGD	3,750,000		$2,670,720

Retailers – 3.8%
Dillard’s, Inc., 6.625%, 1/15/2018		1,920,000		1,190,400
Dillard’s, Inc., 7.000%, 12/01/2028		4,255,000		2,170,050
Dillard’s, Inc., 7.130%, 8/01/2018		1,740,000		1,104,900
Dillard’s, Inc., 7.750%, 7/15/2026		7,182,000		4,093,740
Dillard’s, Inc., 7.750%, 5/15/2027		1,000,000		560,000
Foot Locker, Inc., 8.500%, 1/15/2022		14,269,000		12,913,445
Home Depot, Inc., 5.400%, 3/01/2016		2,998,000		2,549,253
Home Depot, Inc., 5.875%, 12/16/2036		169,255,000		118,981,695
J.C. Penney Corp., Inc., 5.750%, 2/15/2018		5,145,000		4,322,418
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		97,583,000		74,222,020
J.C. Penney Corp., Inc., 7.125%, 11/15/2023(b)		1,933,000		1,762,206
J.C. Penney Corp., Inc., 7.400%, 4/01/2037		4,645,000		3,886,393
J.C. Penney Corp., Inc., 7.625%, 3/01/2097		5,565,000		4,316,214
Lowes Cos., Inc., 6.650%, 9/15/2037		55,705,000		53,429,896
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		31,595,000		22,884,195
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027		11,098,000		8,750,163
Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029		5,133,000		4,013,903
Marks & Spencer PLC, 7.125%, 12/01/2037, 144A		9,245,000		7,087,846
Target Corp., 6.500%, 10/15/2037		10,959,000		10,067,003
Target Corp., 7.000%, 1/15/2038		199,051,000		187,285,892
Toys R Us, Inc., 7.375%, 10/15/2018		39,765,000		25,847,250
Toys R Us, Inc., 7.875%, 4/15/2013		11,255,000		8,778,900

				560,217,782

Sovereigns – 13.0%
Canadian Government, 3.750%, 6/01/2012	CAD	108,410,000		103,991,089
Canadian Government, 4.000%, 6/01/2016	CAD	35,000,000		33,799,953
Canadian Government, 4.250%, 12/01/2008(b)	CAD	474,235,000		447,391,762
Canadian Government, 4.250%, 9/01/2009	CAD	73,725,000		70,176,779
Canadian Government, 5.250%, 6/01/2012	CAD	286,105,000		288,376,635
Canadian Government, 5.750%, 6/01/2033(b)	CAD	48,845,000		56,389,413
Indonesia Treasury Bond, 9.500%, 7/15/2023	IDR	10,000,000,000		797,007
Indonesia Treasury Bond, 10.250%, 7/15/2027	IDR	25,000,000,000		2,069,520
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	145,156,000,000		12,425,661
Indonesia Treasury Bond, Series ZC3, Zero Coupon Bond, 11/20/2012	IDR	378,003,000,000		24,190,228
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	4,585,000	(††)	40,988,932
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	42,372,800	(††)	371,857,013
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	10,500,000	(††)	98,261,144
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	165,565,000		133,898,987
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	87,640,000		69,492,450
Republic of Brazil, 8.875%, 4/15/2024		32,625,000		38,986,875
Republic of Brazil, 10.250%, 1/10/2028	BRL	97,695,000		45,102,243
Republic of Brazil, 12.500%, 1/05/2016(b)	BRL	17,305,000		9,435,040
Republic of Brazil, 12.500%, 1/05/2022	BRL	114,735,000		61,802,183

				1,909,432,914

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supermarkets – 0.9%
Albertson’s, Inc., 7.450%, 8/01/2029		$100,465,000	$89,356,484
Albertson’s, Inc., 7.750%, 6/15/2026		20,515,000	18,856,731
Albertson’s, Inc., 8.000%, 5/01/2031		9,680,000	8,970,979
Albertson’s, Inc., 8.700%, 5/01/2030		2,995,000	2,966,473
Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		17,485,000	14,166,277

			134,316,944

Supranational – 3.9%
Eurofima, EMTN, 11.000%, 2/05/2010	ISK	290,000,000	2,746,290
European Investment Bank, Zero Coupon Bond, 3/10/2021	AUD	148,280,000	54,978,653
European Investment Bank, 4.600%, 1/30/2037, 144A	CAD	200,000,000	171,132,722
European Investment Bank, 11.250%, 2/14/2013	BRL	11,505,000	6,038,780
European Investment Bank, EMTN, Zero Coupon Bond, 4/24/2013, 144A	IDR	615,006,960,000	38,948,267
Inter-American Development Bank, EMTN, Zero Coupon Bond, 5/11/2009	BRL	297,000,000	138,909,033
Inter-American Development Bank, EMTN, Zero Coupon Bond, 5/20/2013	IDR	345,270,000,000	20,763,798
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017(b)	NZD	184,525,000	119,318,634
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	2,126,200,000	19,998,802
Nordic Investment Bank, EMTN, 11.250%, 4/16/2009	ISK	89,400,000	846,025

			573,681,004

Technology – 2.8%
Affiliated Computer Services, Inc., 5.200%, 6/01/2015		115,000	92,862
Agilent Technologies, Inc., 6.500%, 11/01/2017		57,300,000	52,235,654
Alcatel-Lucent, EMTN, 6.375%, 4/07/2014	EUR	500,000	566,640
Amkor Technology, Inc., 7.125%, 3/15/2011		8,785,000	7,906,500
Amkor Technology, Inc., 7.750%, 5/15/2013		11,745,000	10,041,975
Arrow Electronics, Inc., 6.875%, 7/01/2013		14,165,000	14,400,026
Arrow Electronics, Inc., 6.875%, 6/01/2018		5,000,000	4,901,180
Avnet, Inc., 5.875%, 3/15/2014		36,145,000	35,189,435
Avnet, Inc., 6.000%, 9/01/2015		50,685,000	48,830,639
Avnet, Inc., 6.625%, 9/15/2016		15,225,000	14,827,719
Corning, Inc., 5.900%, 3/15/2014		9,330,000	9,031,682
Corning, Inc., 6.200%, 3/15/2016		5,155,000	4,977,256
Corning, Inc., 6.850%, 3/01/2029		10,321,000	9,116,766
Corning, Inc., 7.250%, 8/15/2036		5,645,000	5,004,117
Equifax, Inc., 7.000%, 7/01/2037		19,270,000	16,252,684
Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)		30,004,000	19,202,560
Lucent Technologies, Inc., 6.450%, 3/15/2029		66,137,000	40,343,570
Lucent Technologies, Inc., 6.500%, 1/15/2028		2,216,000	1,351,760
Motorola, Inc., 5.220%, 10/01/2097		13,750,000	7,679,815
Motorola, Inc., 6.500%, 9/01/2025		12,730,000	9,765,998
Motorola, Inc., 6.500%, 11/15/2028(b)		24,125,000	18,028,564
Motorola, Inc., 6.625%, 11/15/2037		26,570,000	19,368,069
Nortel Networks Corp., 1.750%, 4/15/2012		1,045,000	532,950

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Nortel Networks Ltd., 6.875%, 9/01/2023		$18,422,000	$7,368,800
Nortel Networks Ltd., 10.125%, 7/15/2013		22,825,000	14,550,937
Northern Telecom Capital Corp., 7.875%, 6/15/2026		12,035,000	5,295,400
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		5,060,000	5,353,217
Xerox Capital Trust I, 8.000%, 2/01/2027		25,440,000	23,133,381
Xerox Corp., MTN, 7.200%, 4/01/2016		615,000	596,882

			405,947,038

Textile – 0.1%
Kellwood Co., 7.625%, 10/15/2017(c)		11,070,000	6,088,500

Tobacco – 0.6%
Reynolds American, Inc., 6.750%, 6/15/2017		71,085,000	66,422,535
Reynolds American, Inc., 7.250%, 6/15/2037		17,990,000	17,215,674

			83,638,209

Transportation Services – 0.8%
APL Ltd., 8.000%, 1/15/2024(c)		20,144,000	15,108,000
Atlas Air, Inc., Series 1999-1, Class A-1, 7.200%, 7/02/2020		13,231,396	11,511,314
Atlas Air, Inc., Series 1999-1A, 6.880%, 1/02/2011		1,153,157	1,037,841
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016(f)		18,164,300	17,801,014
Atlas Air, Inc., Series 1999-1C, 8.770%, 7/02/2012(f)		15,689,997	14,434,797
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017(f)		9,260,147	9,630,553
Atlas Air, Inc., Series 2000-1, Class C, 9.702%, 7/02/2011(f)		201,720	183,565
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)		39,925,752	39,925,752
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(f)		6,552,024	5,110,579

			114,743,415

Wireless – 1.8%
ALLTEL Corp., 6.800%, 5/01/2029		12,987,000	11,785,702
ALLTEL Corp., 7.875%, 7/01/2032		79,364,000	78,768,770
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		31,849,000	21,020,340
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		16,950,000	11,526,000
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		49,753,000	33,334,510
Rogers Wireless, Inc., 6.375%, 3/01/2014		1,895,000	1,812,344
Rogers Wireless, Inc., 7.625%, 12/15/2011(b)	CAD	6,990,000	6,976,142
Sprint Capital Corp., 6.875%, 11/15/2028		42,331,000	28,361,770
Sprint Capital Corp., 6.900%, 5/01/2019		31,405,000	24,338,875
Sprint Nextel Corp., 6.000%, 12/01/2016		15,184,000	11,691,680
True Move Co. Ltd., 10.750%, 12/16/2013, 144A		36,610,000	24,894,800
Vodafone Group PLC, 6.150%, 2/27/2037		2,655,000	2,132,257

			256,643,190

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – 5.4%
AT&T Corp., 6.500%, 3/15/2029		$27,859,000	$23,322,997
AT&T, Inc., 6.150%, 9/15/2034		14,755,000	12,305,080
AT&T, Inc., 6.500%, 9/01/2037		152,250,000	129,516,030
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	45,750,000	31,291,409
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	7,738,000	5,742,807
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	5,790,000	4,136,103
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	12,705,000	9,812,904
BellSouth Corp., 6.000%, 11/15/2034(b)		25,445,000	20,610,450
BellSouth Corp., 6.550%, 6/15/2034		1,525,000	1,307,428
Embarq Corp., 7.995%, 6/01/2036		8,735,000	6,246,486
GTE Corp., 6.940%, 4/15/2028		11,700,000	9,927,602
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(b)		640,000	89,600
Koninklijke (Royal) KPN NV, 8.375%, 10/01/2030		10,505,000	11,253,345
Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016	GBP	1,600,000	2,640,122
Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015	EUR	2,750,000	3,347,721
Level 3 Financing, Inc., 8.750%, 2/15/2017		43,605,000	31,613,625
Level 3 Financing, Inc., 9.250%, 11/01/2014		17,580,000	13,272,900
New England Telephone & Telegraph, 7.875%, 11/15/2029		2,740,000	2,474,686
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		29,990,000	21,817,725
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		66,907,000	46,500,365
Qwest Capital Funding, Inc., 7.625%, 8/03/2021(b)		15,025,000	11,419,000
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		40,120,000	29,287,600
Qwest Corp., 6.875%, 9/15/2033		37,295,000	25,080,887
Qwest Corp., 7.200%, 11/10/2026		1,505,000	1,106,175
Qwest Corp., 7.250%, 9/15/2025		9,920,000	7,390,400
Qwest Corp., 7.500%, 6/15/2023		3,275,000	2,570,875
Telecom Italia Capital, 6.000%, 9/30/2034		30,915,000	21,659,667
Telecom Italia Capital, 6.375%, 11/15/2033		26,400,000	19,240,320
Telefonica Emisiones SAU, 7.045%, 6/20/2036		174,550,000	157,871,747
Telus Corp., 4.950%, 3/15/2017	CAD	45,415,000	38,693,964
Verizon Communications, 5.850%, 9/15/2035		87,716,000	68,587,772
Verizon Maryland, Inc., 5.125%, 6/15/2033		10,290,000	6,961,710
Verizon New York, Inc., Series B, 7.375%, 4/01/2032		17,475,000	15,254,452

			792,353,954

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $15,219,384,285)			12,885,749,218

CONVERTIBLE BONDS – 3.7%

Healthcare – 0.2%
Affymetrix, Inc., 3.500%, 1/15/2038		18,449,000	12,914,300
Invitrogen Corp., 1.500%, 2/15/2024		14,480,000	13,050,100

			25,964,400

Industrial Other – 0.1%
Incyte Corp., 3.500%, 2/15/2011(b)		24,551,000	22,494,854

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031	$10,159,813	$4,495,717
Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(g)	4,048,000	3,673,560

		8,169,277

Non-Captive Consumer – 0.3%
Countrywide Financial Corp., Series A, Zero Coupon Bond, 4/15/2037(b)	11,242,000	11,017,160
Countrywide Financial Corp., Series B, 0.554%, 5/15/2037(b)(d)	33,004,000	30,033,640

		41,050,800

Non-Captive Diversified – 0.2%
iStar Financial, Inc., 3.291%, 10/01/2012(d)	60,445,000	32,338,075

Pharmaceuticals – 0.9%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024	7,122,000	3,561,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012	50,150,000	33,475,125
Nektar Therapeutics, 3.250%, 9/28/2012	26,120,000	13,157,950
Valeant Pharmaceuticals International, 3.000%, 8/16/2010	34,125,000	32,248,125
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	33,914,000	31,751,983
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	11,035,000	16,649,056

		130,843,239

REITs – 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A(b)	29,380,000	22,769,500

Technology – 0.5%
Avnet, Inc., 2.000%, 3/15/2034	18,780,000	18,709,575
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008	10,920,000	10,565,100
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	10,025,000	6,854,594
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	5,915,000	4,635,881
Maxtor Corp., 5.750%, 3/01/2012(c)	9,467,000	8,709,640
Nortel Networks Corp., 2.125%, 4/15/2014	49,636,000	23,763,235
Richardson Electronics Ltd., 7.750%, 12/15/2011	395,000	296,250

		73,534,275

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	144,000	128,160

Transportation Services – 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(h)	1,000,000	—
Preston Corp., 7.000%, 5/01/2011	602,000	535,780

		535,780

Wireless – 0.1%
Nextel Communications, Inc., 5.250%, 1/15/2010	3,505,000	3,285,937
NII Holdings, Inc., 3.125%, 6/15/2012	21,974,000	16,260,760

		19,546,697

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – 1.1%
Level 3 Communications, Inc., 2.875%, 7/15/2010	$41,240,000	$32,424,950
Level 3 Communications, Inc., 3.500%, 6/15/2012	46,770,000	33,031,313
Level 3 Communications, Inc., 5.250%, 12/15/2011	19,145,000	15,818,556
Level 3 Communications, Inc., 6.000%, 9/15/2009	39,230,000	36,876,200
Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	43,124,000	37,733,500

		155,884,519

TOTAL CONVERTIBLE BONDS
(Identified Cost $618,940,165)		533,259,576

MUNICIPALS – 1.0%

Alabama – 0.0%
Alabama Public School & College Authority (Capital Improvement), 4.500%, 12/01/2026	4,640,000	4,046,544

California – 0.4%
San Diego Unified School District (Election 1998), 4.500%, 7/01/2029, Series F-1 (FSA insured)	4,870,000	4,089,485
San Jose California Redevelpoment Agency Tax Allocation (Merged Area Redevelopment), 3.750%, 8/01/2028, Series C (MBIA insured)	2,165,000	1,592,812
San Jose Redevelopment Agency Tax Allocation (Merged Area), 3.750%, 8/01/2028, Series C (MBIA insured)	5,425,000	3,962,203
State of California, 4.500%, 8/01/2027 (AMBAC insured)	7,340,000	6,182,849
State of California, 4.500%, 10/01/2029	20,455,000	16,970,491
State of California, 4.500%, 8/01/2030 (AMBAC insured)	5,945,000	4,910,392
State of California, 4.500%, 8/01/2030	5,140,000	4,245,486
State of California (Various Purpose), 3.250%, 12/01/2027 (MBIA insured)	3,805,000	2,653,417
State of California (Various Purpose), 4.500%, 12/01/2033 (AMBAC insured)	17,945,000	14,415,218
University of California Regents Medical Center, 4.750%, 5/15/2031, Series A (MBIA insured)	1,260,000	1,081,596

		60,103,949

District Of Columbia – 0.0%
District of Columbia, 4.750%, 6/01/2036, Series A (FGIC insured)	4,640,000	3,793,432

Florida – 0.1%
Florida State Turnpike Authority (Department of Transportation), 3.500%, 7/01/2027, Series A (MBIA insured)	4,640,000	3,401,074
Jacksonville Electric Authority, Florida Water & Sewer Systems Revenue, 4.750%, 10/01/2041, Series B (MBIA insured)	7,355,000	6,204,089

		9,605,163

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Illinois – 0.1%
Chicago Board of Education, 4.750%, 12/01/2031, Series B (FSA insured)	$8,020,000	$7,109,329
Chicago O’Hare International Airport, 4.500%, 1/01/2038, Series A (FSA insured)	2,440,000	1,986,916

		9,096,245

Louisiana – 0.0%
State of Louisiana, 3.250%, 5/01/2026, Series C (FSA insured)	4,640,000	3,310,779

Massachusetts – 0.0%
Massachusetts School Building Authority, 4.750%, 8/15/2032, Series A (AMBAC insured)	4,645,000	3,951,827

Michigan – 0.1%
Grosse Pointe Public School System, 3.000%, 5/01/2027 (FGIC insured)	2,800,000	1,866,956
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(c)	21,455,000	18,477,046

		20,344,002

Nebraska – 0.1%
Omaha Public Power District, 4.500%, 2/01/2034, Series AA (FGIC insured)	11,595,000	9,442,968

Ohio – 0.1%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	10,390,000	7,855,256

Texas – 0.1%
Harris County, TX, 4.500%, 10/01/2031, Series B	13,125,000	11,302,594

Wisconsin – 0.0%
Green Bay Wisconsin Water System Revenue, 3.500%, 11/01/2026 (FSA insured)	3,170,000	2,373,728
Green Bay Wisconsin Water System Revenue, 3.500%, 11/01/2029 (FSA insured)	3,415,000	2,459,517
Wisconsin Housing & Economic Development Authority, 4.900%, 11/01/2035, Series E	1,185,000	1,038,202

		5,871,447

TOTAL MUNICIPALS
(Identified Cost $164,977,221)		148,724,206

TOTAL BONDS AND NOTES
(Identified Cost $16,003,301,671)		13,567,733,000

BANK LOANS – 1.1%

Automotive – 0.5%
Chrysler LLC, First Lien Term Loan, 6.490%, 8/03/2013(i)	162,996,784	67,100,886

Consumer Products – 0.0%
Mega Bloks, Inc., Term Loan B, 8.750%, 7/26/2012(i)	8,473,162	6,609,066

	Principal Amount (‡)	Value (†)

BANK LOANS – continued

Food & Beverage – 0.1%
Dole Food Co., Inc., LOC, 4.788%, 4/12/2013(i)	$819,260	$718,492
Dole Food Co., Inc., Term Loan, 4.738%, 4/12/2013(i)	1,651,974	1,448,781
Dole Food Co., Inc., Tranche C Term Loan, 4.795%, 4/12/2013(i)	6,156,743	5,399,463

		7,566,736

Media Non-Cable – 0.2%
Idearc, Inc., Term Loan B, 5.767%, 11/17/2014(i)	43,798,015	26,114,567
Tribune Co., Tranche X, 5.541%, 6/04/2009(i)	4,666,005	4,321,887

		30,436,454

Oil Field Services – 0.0%
Dresser, Inc., Second Lien Term Loan, 8.557%, 5/04/2015(i)	3,515,000	3,022,900
Dresser, Inc., Term Loan B, 5.096%, 5/04/2014(i)	1,734,381	1,565,279

		4,588,179

Paper – 0.1%
Georgia Pacific Corp., First Lien Term Loan, 4.689%, 12/20/2012(i)	8,444,539	7,364,820
Georgia Pacific Corp., Term Loan B2, 4.299%, 12/20/2012(i)	2,800,876	2,549,189

		9,914,009

Technology – 0.1%
Nuance Communications, Inc., Incremental Term Loan, 5.960%, 3/31/2013(i)	16,375,628	14,246,797

Wirelines – 0.1%
Hawaiian Telcom Communications, Inc., Term Loan C, 6.262%, 6/01/2014(i)	23,831,579	16,392,790

TOTAL BANK LOANS
(Identified Cost $214,654,413)		156,854,917

	Shares

COMMON STOCKS – 0.7%

Biotechnology – 0.2%
Vertex Pharmaceuticals, Inc.(b)(f)	879,080	29,220,619

Communications Equipment – 0.1%
Corning, Inc.	630,490	9,860,864

Containers & Packaging – 0.1%
Owens-Illinois, Inc.(f)	639,339	18,796,566

Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp.(b)	1,026,780	36,820,331

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp.(b)(k)	6,751,988	11,545,899

TOTAL COMMON STOCKS
(Identified Cost $170,032,706)		106,244,279

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – 1.2%

CONVERTIBLE PREFERRED STOCKS – 0.8%

Automotive – 0.2%
Ford Motor Co., Capital Trust II, 6.500%(b)	1,957,035	$30,138,339
General Motors Corp., 6.250%	104,656	837,248

		30,975,587

Capital Markets – 0.1%
Newell Financial Trust I, 5.250%	207,122	7,987,142

Commercial Banks – 0.0%
Wachovia Corp., 7.500%	8,193	3,154,305

Construction Materials – 0.0%
Williams Cos., Inc., 5.500%	25,000	2,729,687

Diversified Consumer Services – 0.0%
Six Flags, Inc., 7.250%	517,100	2,890,589

Diversified Financial Services – 0.0%
CIT Group, Inc., 8.750%	12,500	411,625
Sovereign Capital Trust, 4.375%	195,788	4,493,335

		4,904,960

Electric Utilities – 0.2%
AES Trust III, 6.750%(b)	346,577	13,291,228
CMS Energy Trust I, 7.750%	207,375	8,295,000

		21,586,228

Machinery – 0.0%
United Rentals Trust, 6.500%	206,396	4,540,712

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp., 4.500%(b)	87,351	8,691,425
El Paso Energy Capital Trust I, 4.750%	189,879	6,325,344

		15,016,769

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%	53,600	656,600

Semiconductors & Semiconductor Equipment – 0.2%
Lucent Technologies Capital Trust, 7.750%	44,211	20,542,641

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $196,650,286)		114,985,220

NON-CONVERTIBLE PREFERRED STOCKS – 0.4%

Banking – 0.1%
Bank of America Corp., 7.250%	16,772	14,054,936

Capital Markets – 0.0%
Lehman Brothers Holdings Capital Trust I, 6.000%(e)	55,575	8,892
Lehman Brothers Holdings, Inc., 5.670%(e)	103,114	7,218
Lehman Brothers Holdings, Inc., 5.940%(e)	109,313	3,826
Lehman Brothers Holdings, Inc., 6.500%(e)	479,083	23,954
Lehman Brothers Holdings, Inc., 7.250%(e)(f)	40,860	40,860
Lehman Brothers Holdings, Inc., 7.950%(b)(e)	513,734	30,824
Merrill Lynch & Co., Inc., 6.375%	53,000	725,570

		841,144

	Shares	Value (†)

PREFERRED STOCKS – continued

Diversified Financial Services – 0.0%
CIT Group, Inc., 6.350%(b)	779,310	$6,039,653

Electric Utilities – 0.0%
Connecticut Light & Power Co., 3.800%	2,925	107,311
Entergy Arkansas, Inc., 4.320%	100	8,122
Entergy Mississippi, Inc., 4.360%	5,000	420,625
Entergy New Orleans, Inc., 4.360%	665	49,335
Entergy New Orleans, Inc., 4.750%	200	15,262
MDU Resources Group, Inc., 5.100%	1,318	131,965
Public Service Company of Oklahoma, 4.000%	360	28,957
Southern California Edison Co., 4.780%	50,100	1,042,080
Xcel Energy, Inc., 3.600%	1,100	76,560

		1,880,217

Thrifts & Mortgage Finance – 0.4%
Countrywide Capital IV, 6.750%	534,725	4,759,053
Federal Home Loan Mortgage Corp., 5.000%(f)(k)	104,800	188,640
Federal Home Loan Mortgage Corp., 5.570%(f)(k)	2,451,457	2,426,942
Federal Home Loan Mortgage Corp., 5.660%(f)(k)	624,479	780,599
Federal Home Loan Mortgage Corp., 5.700%(f)(k)	171,050	319,864
Federal Home Loan Mortgage Corp., 5.790%(f)(k)	399,250	798,500
Federal Home Loan Mortgage Corp., 5.810%(f)(k)	115,450	202,038
Federal Home Loan Mortgage Corp., 5.900%(f)(k)	310,023	387,529
Federal Home Loan Mortgage Corp., 6.000%(f)(k)	134,800	242,640
Federal Home Loan Mortgage Corp., 6.420%(f)(k)	125,980	226,764
Federal Home Loan Mortgage Corp., 6.550%(f)(k)	541,540	584,863
Federal Home Loan Mortgage Corp., 8.375%(b)(f)(k)	5,365,743	8,746,161
Federal National Mortgage Association, 4.750%(k)	270,954	839,957
Federal National Mortgage Association, 5.125%(k)	204,700	716,450
Federal National Mortgage Association, 5.375%(k)	146,350	482,955
Federal National Mortgage Association, 5.810%(k)	79,850	287,460
Federal National Mortgage Association, 6.750%(k)	123,143	221,657
Federal National Mortgage Association, 8.250%(b)(k)	9,291,596	20,255,679

		42,467,751

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $487,997,634)		65,283,701

TOTAL PREFERRED STOCKS
(Identified Cost $684,647,920)		180,268,921

CLOSED END INVESTMENT COMPANIES – 0.2%
BlackRock Senior High Income Fund, Inc.	199,071	652,953
Dreyfus High Yield Strategies Fund	1,033,274	3,079,157
DWS High Income Trust	177,909	590,658
Highland Credit Strategies Fund	860,000	8,221,600
Morgan Stanley Emerging Markets Debt Fund, Inc.	356,954	2,580,777
Van Kampen High Income Trust II	141,611	324,289
Western Asset High Income Opportunity Fund, Inc.	2,217,450	9,623,733
Western Asset Managed High Income Fund, Inc.(b)	1,369,100	6,119,877

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $45,128,723)		31,193,044

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Bond Fund – continued

	Shares/Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 5.3%
State Street Navigator Securities Lending Prime Portfolio(j)	387,498,967	$387,498,967
Repurchase Agreement with State Street Corp. dated 9/30/2008 at 1.300%, to be repurchased at $25,908,477 on 10/1/2008 collateralized by $25,405,000 Federal National Mortgage Association, 4.850% due 12/03/2012 valued at $25,908,641 including accrued interest (Note 2h of Notes to Financial Statements)	$25,907,541	25,907,541
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300%, to be repurchased at $372,522,452 on 10/1/2008 collateralized by $1,475,000 Federal Home Loan Mortgage Corp., 5.250% due 4/3/2012 valued at $1,528,469; $94,635,000 Federal Home Loan Bank Discount Notes, due 11/21/2008 valued at $94,280,119; $140,000,000 Federal Home Loan Bank Discount Notes, due 11/26/2008 valued at $139,475,000; $95,620,000 Federal Home Loan Bank Discount Notes, due 12/05/2008 valued at $95,141,900; $48,565,000 Federal Home Loan Bank, 5.000% due 12/12/2008 valued at $49,536,300 including accrued interest (Note 2h of Notes to Financial Statements)	372,509,000	372,509,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $785,915,508)		785,915,508

TOTAL INVESTMENTS – 100.9%
(Identified Cost $17,903,680,941)(a)		14,828,209,669
Other Assets Less Liabilities—(0.9)%		(137,500,502)

NET ASSETS – 100.0%		$14,690,709,167

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(†††)Amount shown represents units. One unit represents a principal amount of 25.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $17,913,715,806 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$268,167,819
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(3,353,673,956)

Net unrealized depreciation		$(3,085,506,137)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Illiquid security. At September 30, 2008, the value of these securities amounted to $343,812,182 or 2.3% of net assets.
(d)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(e)	Issuer has filed for bankruptcy.
(f)	Non-income producing security.
(g)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(i)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2008.
(j)	Represents investment of securities lending collateral.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $1,357,865,233 or 9.2% of net assets.

AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
LOC	Letter of Credit
MBIA	Municipal Bond Investor Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thai Baht

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Sovereigns	13.0%
Non-Captive Diversified	6.8
Wirelines	6.6
Healthcare	5.6
Banking	4.7
Electric	4.1
Supranational	3.9
Retailers	3.8
Non-Captive Consumer	3.7
Technology	3.4
Pharmaceuticals	3.1
Paper	3.0
Automotive	2.4
Media Cable	2.4
Pipelines	2.3
Other Investments, less than 2% each	26.8
Short-Term Investments	5.3

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

CURRENCY EXPOSURE AT SEPTEMBER 30, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	72.5%
Canadian Dollar	9.7
Mexican Peso	3.5
Brazilian Real	2.7
New Zealand Dollar	2.6
Australian Dollar	2.4
Other, less than 2% each	7.5

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 84.7% of Net Assets

NON-CONVERTIBLE BONDS – 80.6%

ABS Credit Card – 0.6%
Citibank Credit Card Issuance Trust, Series 2008-C6, 6.300%, 6/20/2014		$4,265,000	$3,705,962

Aerospace & Defense – 0.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A		175,000	162,750

Airlines – 0.5%
American Airlines, Inc., Series 1999-1, 7.324%, 4/15/2011		250,000	237,500
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011		23,424	17,685
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		123,157	97,909
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		203,816	152,862
Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016		458,014	398,472
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		1,878,052	1,370,978
United Air Lines, Inc., 6.636%, 1/02/2024		1,232,139	911,783

			3,187,189

Asset-Backed Securities – 0.1%
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		725,000	643,945
Ford Credit Auto Owner Trust, 4.380%, 1/15/2010		28,106	28,072

			672,017

Automotive – 1.6%
Cummins, Inc., 7.125%, 3/01/2028		2,400,000	2,296,726
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	300,000	282,968
FCE Bank PLC, EMTN, 7.125%, 1/15/2013	EUR	200,000	183,014
Ford Motor Co., 6.375%, 2/01/2029		730,000	270,100
Ford Motor Co., 6.500%, 8/01/2018		50,000	20,500
Ford Motor Co., 6.625%, 10/01/2028		2,435,000	925,300
Ford Motor Co., 7.125%, 11/15/2025(b)		595,000	235,025
Ford Motor Co., 7.450%, 7/16/2031		5,065,000	2,177,950
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010		750,000	574,377
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013		230,000	141,348
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		500,000	381,664
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		565,000	357,237
General Motors Corp., 7.400%, 9/01/2025		250,000	90,000
General Motors Corp., 8.250%, 7/15/2023(b)		4,435,000	1,740,737
General Motors Corp., 8.375%, 7/15/2033(b)		275,000	110,000
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028		375,000	277,500

			10,064,446

Banking – 5.0%
BAC Capital Trust VI, 5.625%, 3/08/2035		2,385,000	1,820,707
Bank of America Corp., 4.850%, 11/15/2014		500,000	426,776
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	2,340,000,000	1,972,894
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	175,000,000	5,110,455
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	45,000,000	1,313,054

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
BNP Paribas SA, EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	18,710,000,000	$1,432,317
JPMorgan Chase & Co., Zero Coupon Bond, 5/17/2010, 144A	BRL	16,585,000	7,010,969
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	13,692,036,000	1,079,101
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	17,920,000,000	1,410,416
JPMorgan Chase & Co., Zero Coupon Bond, 4/12/2012, 144A	IDR	21,194,634,240	1,455,754
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	18,824,303,000	1,570,422
Kaupthing Bank, 3.491%, 1/15/2010, 144A(b)(c)		200,000	156,000
Kaupthing Bank, Series D, 5.750%, 10/04/2011, 144A		2,700,000	1,728,000
Kaupthing Bank, Series E, 6.125%, 10/04/2016, 144A		500,000	265,000
Rabobank Nederland, 10.250%, 9/10/2009, 144A	ISK	360,000,000	3,346,431
Rabobank Nederland, EMTN, 12.500%, 2/17/2009	ISK	70,000,000	652,443
Rabobank Nederland, EMTN, 14.000%, 1/28/2009, 144A	ISK	48,000,000	457,362

			31,208,101

Brokerage – 1.6%
Goldman Sachs Group LP, 5.000%, 10/01/2014		3,855,000	3,215,328
Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014		1,955,000	1,605,608
Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037(d)		4,895,000	6,119
Lehman Brothers Holdings, Inc., MTN, (fixed rate to 5/03/2027, variable rate thereafter), 6.000%, 5/03/2032(d)		390,000	488
Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018	EUR	1,000,000	771,066
Morgan Stanley, 3.875%, 1/15/2009		1,870,000	1,720,434
Morgan Stanley, 5.375%, 10/15/2015		1,700,000	1,053,651
Morgan Stanley, EMTN, 5.450%, 1/09/2017		370,000	229,514
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		500,000	309,965
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		370,000	231,785
Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018		1,245,000	823,930

			9,967,888

Building Materials – 0.5%
Owens Corning, Inc., 6.500%, 12/01/2016		805,000	712,355
Owens Corning, Inc., 7.000%, 12/01/2036		1,205,000	968,671
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)		250,000	136,250
USG Corp., 6.300%, 11/15/2016		1,680,000	1,268,400

			3,085,676

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Chemicals – 0.9%
Borden, Inc., 7.875%, 2/15/2023	$5,240,000	$2,410,400
Borden, Inc., 8.375%, 4/15/2016	55,000	18,700
Borden, Inc., 9.200%, 3/15/2021	905,000	452,500
ICI Wilmington, Inc., 5.625%, 12/01/2013	115,000	117,126
Lubrizol Corp., 5.500%, 10/01/2014	365,000	353,955
Lubrizol Corp., 6.500%, 10/01/2034	1,170,000	1,051,687
Methanex Corp., 6.000%, 8/15/2015	1,565,000	1,376,637

		5,781,005

Construction Machinery – 0.2%
Toro Co., 6.625%, 5/01/2037	965,000	1,016,855

Distributors – 0.1%
ONEOK, Inc., 6.000%, 6/15/2035	1,000,000	713,739

Diversified Manufacturing – 0.1%
General Electric Co., 5.000%, 2/01/2013	500,000	460,509

Electric – 4.1%
AES Corp. (The), 7.750%, 3/01/2014	730,000	678,900
Bruce Mansfield Unit, 6.850%, 6/01/2034(e)	4,255,000	4,243,086
Duke Energy Carolinas, 4.200%, 10/01/2008	85,000	85,000
Dynegy Holdings, Inc., 7.125%, 5/15/2018	380,000	286,900
Dynegy Holdings, Inc., 7.625%, 10/15/2026	810,000	591,300
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	1,589,000	1,664,144
Enersis SA, 7.375%, 1/15/2014	275,000	277,687
Enersis SA, 7.400%, 12/01/2016	4,000,000	4,042,040
Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	4,046,326	4,036,655
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027(b)	695,000	517,775
Nisource Finance Corp., 6.400%, 3/15/2018	2,855,000	2,558,620
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A	791,857	819,350
Quezon Power Philippines Co., 8.860%, 6/15/2017	1,374,100	1,367,229
TXU Corp., Series P, 5.550%, 11/15/2014	765,000	570,887
TXU Corp., Series Q, 6.500%, 11/15/2024	1,515,000	964,869
TXU Corp., Series R, 6.550%, 11/15/2034	1,275,000	783,415
White Pine Hydro LLC, 6.310%, 7/10/2017(e)	450,000	431,974
White Pine Hydro LLC, 6.960%, 7/10/2037(e)	670,000	646,707
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(e)	1,280,000	1,233,760

		25,800,298

Entertainment – 1.4%
Six Flags, Inc., 9.625%, 6/01/2014(b)	100,000	56,000
Time Warner, Inc., 6.500%, 11/15/2036	910,000	691,062
Time Warner, Inc., 6.625%, 5/15/2029	2,065,000	1,649,357
Time Warner, Inc., 6.950%, 1/15/2028	875,000	729,505
Time Warner, Inc., 7.625%, 4/15/2031	730,000	633,903
Time Warner, Inc., 7.700%, 5/01/2032	1,155,000	1,009,170
Viacom, Inc., Class B, 6.875%, 4/30/2036	4,880,000	3,912,198

		8,681,195

Food & Beverage – 0.3%
Corn Products International, Inc., 6.625%, 4/15/2037	1,540,000	1,601,679

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Food & Beverage – continued
Dole Food Co., Inc., 8.625%, 5/01/2009		$165,000	$157,575
Sara Lee Corp., 6.125%, 11/01/2032		295,000	261,402

			2,020,656

Foreign Local Governments – 4.4%
Province of Alberta, 5.930%, 9/16/2016	CAD	913,654	930,042
Province of British Columbia, Zero Coupon Bond, 8/23/2013	CAD	11,700,000	9,092,414
Province of Ontario, 5.700%, 12/01/2008	CAD	18,145,000	17,146,578

			27,169,034

Government Owned – No Guarantee – 0.2%
DP World Ltd., 6.850%, 7/02/2037, 144A		1,500,000	1,110,540

Healthcare – 2.7%
Boston Scientific Corp., 5.450%, 6/15/2014		290,000	271,150
Boston Scientific Corp., 6.400%, 6/15/2016		860,000	817,000
Boston Scientific Corp., 7.000%, 11/15/2035		860,000	765,400
HCA, Inc., 5.750%, 3/15/2014		455,000	354,900
HCA, Inc., 6.250%, 2/15/2013		2,345,000	1,958,075
HCA, Inc., 6.375%, 1/15/2015		410,000	322,875
HCA, Inc., 6.500%, 2/15/2016		610,000	483,425
HCA, Inc., 6.750%, 7/15/2013		115,000	96,600
HCA, Inc., 7.050%, 12/01/2027		3,545,000	2,393,903
HCA, Inc., 7.190%, 11/15/2015		560,000	447,066
HCA, Inc., 7.500%, 12/15/2023		840,000	615,342
HCA, Inc., 7.500%, 11/06/2033		1,440,000	1,022,400
HCA, Inc., 7.690%, 6/15/2025		2,660,000	1,977,018
HCA, Inc., 8.360%, 4/15/2024		1,775,000	1,375,767
HCA, Inc., MTN, 7.580%, 9/15/2025		2,930,000	2,158,619
HCA, Inc., MTN, 7.750%, 7/15/2036		430,000	305,257
Owens & Minor, Inc., 6.350%, 4/15/2016(e)		320,000	311,594
Tenet Healthcare Corp., 6.500%, 6/01/2012		105,000	97,125
Tenet Healthcare Corp., 6.875%, 11/15/2031		1,075,000	731,000
Tenet Healthcare Corp., 7.375%, 2/01/2013(b)		85,000	77,350

			16,581,866

Home Construction – 1.2%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016		115,000	66,125
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014		155,000	89,900
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014		115,000	67,850
Lennar Corp., 7.625%, 3/01/2009		470,000	453,550
Lennar Corp., Series B, 5.600%, 5/31/2015		1,700,000	1,105,000
Pulte Homes, Inc., 5.200%, 2/15/2015		1,305,000	1,044,000
Pulte Homes, Inc., 6.000%, 2/15/2035		3,920,000	2,802,800
Pulte Homes, Inc., 6.375%, 5/15/2033		1,960,000	1,430,800
Toll Brothers Finance Corp., 5.150%, 5/15/2015		565,000	477,829

			7,537,854

Independent Energy – 2.3%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		3,495,000	3,212,307
Anadarko Petroleum Corp., 6.450%, 9/15/2036		2,580,000	2,022,844
Chesapeake Energy Corp., 6.500%, 8/15/2017		380,000	332,500

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Independent Energy – continued
Chesapeake Energy Corp., 6.875%, 1/15/2016		$200,000	$182,500
Chesapeake Energy Corp., 6.875%, 11/15/2020		900,000	769,500
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		792,000	760,320
Pioneer Natural Resources Co., 5.875%, 7/15/2016		435,000	374,770
Pioneer Natural Resources Co., 7.200%, 1/15/2028		1,465,000	1,261,271
Questar Market Resources, Inc., 6.800%, 4/01/2018		3,820,000	3,851,698
Talisman Energy, Inc., 5.850%, 2/01/2037		550,000	412,879
Talisman Energy, Inc., 6.250%, 2/01/2038		1,485,000	1,153,368
XTO Energy, Inc., 6.100%, 4/01/2036		155,000	128,342

			14,462,299

Industrial Other – 0.1%
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		1,575,000	756,000

Integrated Energy – 0.2%
PF Export Receivables Master Trust, 6.436%, 6/01/2015, 144A		1,361,705	1,402,556

Life Insurance – 1.3%
ASIF Global Financing XXVII, 2.380%, 2/26/2009, 144A	SGD	17,000,000	6,011,553
Hartford Life Insurance Co., 7.800%, 9/15/2011(c)		500,000	487,284
John Hancock Insurance Co., 7.450%, 4/15/2009(c)		500,000	485,655
Principal Life Income Funding Trust, 5.000%, 10/15/2014		500,000	478,268
Protective Life Secured Trust, 7.330%, 9/10/2014(c)		1,000,000	896,460

			8,359,220

Local Authorities – 1.3%
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	2,150,000	1,708,243
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(e)		7,910,000	6,125,900

			7,834,143

Lodging – 0.0%
Host Marriott LP, Series O, 6.375%, 3/15/2015		150,000	121,875

Media Cable – 3.6%
Comcast Corp., 5.650%, 6/15/2035		2,660,000	1,977,266
Comcast Corp., 6.450%, 3/15/2037		2,645,000	2,133,359
Comcast Corp., 6.500%, 11/15/2035		3,240,000	2,705,154
Comcast Corp., 6.950%, 8/15/2037		7,695,000	6,563,473
CSC Holdings, Inc., 6.750%, 4/15/2012		200,000	183,250
CSC Holdings, Inc., 7.625%, 4/01/2011		50,000	48,000
CSC Holdings, Inc., 7.875%, 2/15/2018		170,000	149,600
Rogers Cable, Inc., 5.500%, 3/15/2014		150,000	138,569
TCI Communications, Inc., 7.875%, 2/15/2026		550,000	529,587
Time Warner Cable, Inc., 6.550%, 5/01/2037		1,500,000	1,214,832
Time Warner Cable, Inc., 6.750%, 7/01/2018		6,500,000	6,070,545
Virgin Media Finance PLC, 9.125%, 8/15/2016		400,000	335,000
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	250,000	342,236

			22,390,871

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Media Non-Cable – 0.5%
Clear Channel Communications, Inc., 4.250%, 5/15/2009		$85,000	$79,900
Clear Channel Communications, Inc., 4.900%, 5/15/2015		785,000	233,537
Clear Channel Communications, Inc., 5.500%, 12/15/2016		50,000	14,500
News America, Inc., 6.150%, 3/01/2037		2,630,000	2,144,310
News America, Inc., 6.200%, 12/15/2034		795,000	633,845

			3,106,092

Mortgage Related – 0.0%
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039		95,000	85,233

Non-Captive Consumer – 1.9%
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		84,000	72,269
HSBC Finance Corp., 6.500%, 11/15/2008		60,000	59,787
Residential Capital LLC, 8.500%, 6/01/2012		180,000	36,000
Residential Capital LLC, 8.500%, 4/17/2013		6,335,000	1,267,000
Residential Capital LLC, 8.875%, 6/30/2015		730,000	146,000
Residential Capital LLC, 9.625%, 5/15/2015, 144A		884,000	212,160
SLM Corp., 6.000%, 12/15/2043		31,725(†††)	327,640
SLM Corp., Series A, MTN, 4.000%, 1/15/2010		930,000	730,050
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		1,600,000	992,000
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		200,000	120,000
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		2,920,000	1,912,600
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		235,000	145,700
SLM Corp., Series A, MTN, 5.400%, 10/25/2011(b)		405,000	283,500
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		7,511,000	5,107,480
SLM Corp., Series B, 7.750%, 9/15/2009(c)		500,000	429,490
SLM Corp., MTN, 5.125%, 8/27/2012		420,000	273,000

			12,114,676

Non-Captive Diversified – 3.6%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015		845,000	414,970
CIT Group, Inc., 4.750%, 12/15/2010		135,000	87,918
CIT Group, Inc., 5.050%, 9/15/2014		500,000	169,569
CIT Group, Inc., 5.125%, 9/30/2014		2,520,000	1,242,756
CIT Group, Inc., 5.400%, 2/13/2012		30,000	17,246
CIT Group, Inc., 5.400%, 1/30/2016		355,000	171,820
CIT Group, Inc., 5.500%, 12/01/2014	GBP	800,000	709,951
CIT Group, Inc., 5.600%, 4/27/2011		625,000	402,519
CIT Group, Inc., 5.650%, 2/13/2017		1,005,000	490,408
CIT Group, Inc., 5.800%, 10/01/2036		1,855,000	848,429
CIT Group, Inc., 5.850%, 9/15/2016		30,000	14,550
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		875,000	358,750
CIT Group, Inc., EMTN, 3.800%, 11/14/2012	EUR	750,000	569,805
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	1,150,000	793,454
CIT Group, Inc., EMTN, 5.000%, 5/13/2014	EUR	550,000	396,070
CIT Group, Inc., EMTN, 5.500%, 12/20/2016	GBP	600,000	532,025
CIT Group, Inc., GMTN, 4.250%, 2/01/2010		85,000	56,023
CIT Group, Inc., GMTN, 4.250%, 9/22/2011	EUR	400,000	336,344

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		$1,585,000	$896,585
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		870,000	430,038
CIT Group, Inc., MTN, 4.250%, 3/17/2015	EUR	1,000,000	690,056
General Electric Capital Corp., 6.500%, 9/28/2015	NZD	9,210,000	5,490,522
General Electric Capital Corp., EMTN, 6.750%, 9/26/2016	NZD	1,345,000	800,487
GMAC LLC, 4.750%, 9/14/2009	EUR	960,000	864,953
GMAC LLC, 5.625%, 5/15/2009(b)		800,000	571,618
GMAC LLC, 6.000%, 12/15/2011		2,062,000	916,846
GMAC LLC, 6.875%, 8/28/2012		355,000	141,105
GMAC LLC, 7.000%, 2/01/2012		400,000	163,044
GMAC LLC, 8.000%, 11/01/2031		295,000	111,297
GMAC LLC, EMTN, 5.375%, 6/06/2011	EUR	2,565,000	1,516,623
GMAC LLC, EMTN, 5.750%, 9/27/2010	EUR	350,000	221,729
iStar Financial, Inc., 5.500%, 6/15/2012		85,000	43,350
iStar Financial, Inc., 5.650%, 9/15/2011		135,000	70,200
iStar Financial, Inc., 5.875%, 3/15/2016		30,000	14,700
iStar Financial, Inc., 6.050%, 4/15/2015		30,000	14,700
iStar Financial, Inc., 8.625%, 6/01/2013		2,495,000	1,222,550
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		95,000	46,550
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		1,245,000	647,400

			22,486,960

Oil Field Services – 0.1%
North American Energy Partners, Inc., 8.750%, 12/01/2011		1,000,000	920,000

Packaging – 0.3%
Owens-Illinois, Inc., 7.800%, 5/15/2018		2,000,000	1,940,000

Paper – 1.9%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028		650,000	149,500
Georgia-Pacific LLC, 7.250%, 6/01/2028		2,000,000	1,580,000
Georgia-Pacific LLC, 7.375%, 12/01/2025		2,868,000	2,315,910
Georgia-Pacific LLC, 7.750%, 11/15/2029		6,005,000	4,954,125
Georgia-Pacific LLC, 8.000%, 1/15/2024		132,000	116,160
International Paper Co., 4.250%, 1/15/2009		700,000	695,679
Jefferson Smurfit Corp., 7.500%, 6/01/2013		335,000	271,350
Westvaco Corp., 7.950%, 2/15/2031		1,045,000	1,000,393
Westvaco Corp., 8.200%, 1/15/2030		1,080,000	1,013,693

			12,096,810

Pharmaceuticals – 0.7%
Elan Financial PLC, 7.750%, 11/15/2011		4,235,000	3,832,675
Elan Financial PLC, 8.875%, 12/01/2013		335,000	281,400

			4,114,075

Pipelines – 1.6%
DCP Midstream LP, 6.450%, 11/03/2036, 144A		1,740,000	1,391,843
El Paso Corp., 6.950%, 6/01/2028		925,000	730,375
El Paso Corp., 7.800%, 8/01/2031		250,000	210,629
Enterprise Products Operating LP, 6.300%, 9/15/2017		1,550,000	1,445,510
Kinder Morgan, Inc., 6.500%, 9/01/2012		90,000	84,825

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pipelines – continued
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015		$305,000	$258,488
Plains All American Pipeline LP, 6.125%, 1/15/2017		1,785,000	1,622,015
Plains All American Pipeline LP, 6.650%, 1/15/2037		3,850,000	3,153,631
Williams Cos., Inc., 7.500%, 1/15/2031		1,000,000	909,980

			9,807,296

Property & Casualty Insurance – 1.3%
Allstate Corp., 5.950%, 4/01/2036		540,000	440,208
Axis Capital Holdings Ltd., 5.750%, 12/01/2014		80,000	73,498
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		1,190,000	1,101,990
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		775,000	726,477
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033		180,000	150,766
MBIA Insurance Corp., (fixed rate to 1/15/13, variable rate thereafter), 14.000%, 1/15/2033, 144A		1,545,000	818,850
Travelers Cos., Inc. (The), 6.250%, 6/15/2037		1,925,000	1,668,852
Travelers Property Casualty Corp., 6.375%, 3/15/2033		1,400,000	1,228,863
White Mountains RE Group, 6.375%, 3/20/2017, 144A		2,140,000	1,889,979

			8,099,483

Railroads – 0.2%
CSX Corp., 6.000%, 10/01/2036		1,575,000	1,196,978
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(e)		500,000	300,000

			1,496,978

REITs – 0.8%
Camden Property Trust, 5.700%, 5/15/2017		1,495,000	1,321,547
Colonial Realty LP, 4.750%, 2/01/2010		15,000	14,499
Duke Realty LP, 5.950%, 2/15/2017		210,000	187,983
ERP Operating LP, 5.125%, 3/15/2016		70,000	58,632
Highwoods Properties, Inc., 5.850%, 3/15/2017		2,560,000	2,053,512
Highwoods Properties, Inc., 7.500%, 4/15/2018		475,000	420,950
Prologis, 5.625%, 11/15/2015		100,000	87,429
Prologis, 5.750%, 4/01/2016		80,000	69,708
Realty Income Corp., 6.750%, 8/15/2019		1,000,000	902,194

			5,116,454

Restaurants – 0.1%
McDonald’s Corp., 3.628%, 10/10/2010	SGD	1,000,000	712,192

Retailers – 1.5%
Dillard’s, Inc., 7.750%, 7/15/2026		1,025,000	584,250
Foot Locker, Inc., 8.500%, 1/15/2022		1,100,000	995,500
Home Depot, Inc., 5.875%, 12/16/2036		4,283,000	3,010,833
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		2,110,000	1,604,875
J.C. Penney Corp., Inc., 7.125%, 11/15/2023(b)		575,000	524,195
Toys R Us, Inc., 7.375%, 10/15/2018		3,240,000	2,106,000
Toys R Us, Inc., 7.875%, 4/15/2013		750,000	585,000

			9,410,653

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Sovereigns – 14.3%
Canadian Government, 2.750%, 12/01/2010	CAD	12,760,000		$11,946,262
Canadian Government, 3.750%, 6/01/2012	CAD	14,255,000		13,673,950
Canadian Government, 4.250%, 9/01/2009	CAD	16,520,000		15,724,929
Canadian Government, 5.250%, 6/01/2012	CAD	22,355,000		22,532,496
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	2,915,000,000		249,530
Indonesia Treasury Bond, Series ZC3, Zero Coupon Bond, 11/20/2012	IDR	7,590,000,000		485,721
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	125,000	(††)	1,117,474
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	305,000	(††)	2,676,632
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	1,015,000	(††)	9,498,577
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	3,240,000		2,620,317
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	1,675,000		1,328,159
Republic of Brazil, 10.250%, 1/10/2028	BRL	14,885,000		6,871,865
Republic of Brazil, 12.500%, 1/05/2022	BRL	625,000		336,657

				89,062,569

Supermarkets – 1.5%
Albertson’s, Inc., 7.450%, 8/01/2029		6,515,000		5,794,630
Albertson’s, Inc., 7.750%, 6/15/2026		1,470,000		1,351,177
Albertson’s, Inc., 8.000%, 5/01/2031		565,000		523,616
Albertson’s, Inc., 8.700%, 5/01/2030		5,000		4,952
Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		1,745,000		1,413,792
American Stores Co., 8.000%, 6/01/2026		25,000		23,435

				9,111,602

Supranational – 5.5%
Eurofima, EMTN, 11.000%, 2/05/2010	ISK	20,000,000		189,399
European Investment Bank, 4.600%, 1/30/2037, 144A	CAD	6,000,000		5,133,982
Inter-American Development Bank, EMTN, Zero Coupon Bond, 5/11/2009	BRL	30,000,000		14,031,215
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	19,735,000		12,761,161
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	210,000,000		1,975,237
Nordic Investment Bank, EMTN, 11.250%, 4/16/2009	ISK	4,800,000		45,424

				34,136,418

Technology – 2.3%
Agilent Technologies, Inc., 6.500%, 11/01/2017		2,365,000		2,155,974
Amkor Technology, Inc., 7.125%, 3/15/2011		725,000		652,500
Amkor Technology, Inc., 7.750%, 5/15/2013		470,000		401,850
Arrow Electronics, Inc., 6.875%, 7/01/2013		2,850,000		2,897,287
Avnet, Inc., 6.000%, 9/01/2015		1,645,000		1,584,816
Avnet, Inc., 6.625%, 9/15/2016		130,000		126,608
Corning, Inc., 6.200%, 3/15/2016		250,000		241,380
Corning, Inc., 6.850%, 3/01/2029		450,000		397,495

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Corning, Inc., 7.250%, 8/15/2036		$1,175,000	$1,041,601
Lucent Technologies, Inc., 6.450%, 3/15/2029		250,000	152,500
Motorola, Inc., 5.220%, 10/01/2097		515,000	287,644
Motorola, Inc., 5.800%, 10/15/2008		500,000	500,245
Motorola, Inc., 6.500%, 11/15/2028(b)		815,000	609,048
Motorola, Inc., 6.625%, 11/15/2037		995,000	725,300
Nortel Networks Ltd., 6.875%, 9/01/2023		1,325,000	530,000
Nortel Networks Ltd., 10.125%, 7/15/2013		1,000,000	637,500
Northern Telecom Capital Corp., 7.875%, 6/15/2026		150,000	66,000
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		1,158,000	1,225,104

			14,232,852

Textile – 0.3%
Kellwood Co., 7.625%, 10/15/2017(e)		3,250,000	1,787,500

Tobacco – 0.6%
Reynolds American, Inc., 6.750%, 6/15/2017		3,320,000	3,102,241
Reynolds American, Inc., 7.250%, 6/15/2037		810,000	775,136

			3,877,377

Transportation Services – 0.8%
APL Ltd., 8.000%, 1/15/2024(e)		2,500,000	1,875,000
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016(f)		1,326,184	1,299,660
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017(f)		394,351	410,125
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)		1,500,291	1,500,291

			5,085,076

Wireless – 1.4%
ALLTEL Corp., 6.800%, 5/01/2029		150,000	136,125
ALLTEL Corp., 7.875%, 7/01/2032		1,395,000	1,384,538
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		4,315,000	2,847,900
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		630,000	428,400
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		1,565,000	1,048,550
Sprint Capital Corp., 6.875%, 11/15/2028		1,827,000	1,224,090
Sprint Capital Corp., 6.900%, 5/01/2019		1,150,000	891,250
Sprint Nextel Corp., 6.000%, 12/01/2016		898,000	691,460

			8,652,313

Wirelines – 5.1%
AT&T Corp., 6.500%, 3/15/2029		355,000	297,199
AT&T, Inc., 6.500%, 9/01/2037		6,600,000	5,614,488
Bell Canada, 6.550%, 5/01/2029, 144A	CAD	195,000	139,299
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	600,000	410,379
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	155,000	115,034
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	690,000	532,932
Embarq Corp., 7.082%, 6/01/2016		235,000	190,453
Embarq Corp., 7.995%, 6/01/2036		200,000	143,022
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(b)		75,000	10,500

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Level 3 Financing, Inc., 9.250%, 11/01/2014	$500,000	$377,500
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,305,000	2,404,388
Qwest Capital Funding, Inc., 6.875%, 7/15/2028	7,575,000	5,264,625
Qwest Capital Funding, Inc., 7.625%, 8/03/2021	350,000	266,000
Qwest Capital Funding, Inc., 7.750%, 2/15/2031	775,000	565,750
Qwest Corp., 6.875%, 9/15/2033	420,000	282,450
Telecom Italia Capital, 6.000%, 9/30/2034	1,330,000	931,825
Telecom Italia Capital, 6.375%, 11/15/2033	1,320,000	962,016
Telefonica Emisiones SAU, 7.045%, 6/20/2036	11,330,000	10,247,418
Verizon Communications, 5.850%, 9/15/2035	3,975,000	3,108,172

		31,863,450

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $572,945,819)		503,570,603

CONVERTIBLE BONDS – 3.7%

Healthcare – 0.1%
Affymetrix, Inc., 3.500%, 1/15/2038	604,000	422,800

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011	1,290,000	1,181,963

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031	455,783	201,684
Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(g)	500,000	453,750

		655,434

Non-Captive Consumer – 0.0%
Countrywide Financial Corp., Series A, Zero Coupon Bond, 4/15/2037(b)	78,000	76,440
Countrywide Financial Corp., Series B, 0.554%, 5/15/2037(c)	213,000	193,830

		270,270

Non-Captive Diversified – 0.0%
iStar Financial, Inc., 3.291%, 10/01/2012(c)	380,000	203,300

Pharmaceuticals – 1.1%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024	250,000	125,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012	100,000	66,750
Nektar Therapeutics, 3.250%, 9/28/2012	1,065,000	536,494
Valeant Pharmaceuticals International, 3.000%, 8/16/2010	1,035,000	978,075
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	1,095,000	1,025,194
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	2,770,000	4,179,237

		6,910,750

Pipelines – 0.3%
CenterPoint Energy Resources Corp., 6.000%, 3/15/2012	1,676,000	1,575,440

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

REITs – 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	$1,430,000	$1,108,250

Technology – 0.8%
Avnet, Inc., 2.000%, 3/15/2034	1,270,000	1,265,237
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008	425,000	411,188
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	3,585,000	2,451,244
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	380,000	297,825
Maxtor Corp., 5.750%, 3/01/2012(e)	408,000	375,360
Nortel Networks Corp., 2.125%, 4/15/2014	248,000	118,730
Richardson Electronics Ltd., 7.750%, 12/15/2011	263,000	197,250

		5,116,834

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	74,000	65,860

Wirelines – 0.9%
Level 3 Communications, Inc., 2.875%, 7/15/2010	3,870,000	3,042,787
Level 3 Communications, Inc., 6.000%, 9/15/2009	2,685,000	2,523,900
Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	125,000	109,375

		5,676,062

TOTAL CONVERTIBLE BONDS
(Identified Cost $23,664,879)		23,186,963

MUNICIPALS – 0.4%

Michigan – 0.4%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(e)	2,480,000	2,135,776

TOTAL MUNICIPALS
(Identified Cost $2,479,855)		2,135,776

TOTAL BONDS AND NOTES
(Identified Cost $599,090,553)		528,893,342

BANK LOANS – 0.3%

Consumer Products – 0.0%
Mega Bloks, Inc., Term Loan B, 8.750%, 7/26/2012(h)	334,139	260,628

Food & Beverage – 0.0%
Dole Food Co., Inc., LOC, 4.788%, 4/12/2013(h)	17,547	15,389
Dole Food Co., Inc., Term Loan, 4.738%, 4/12/2013(h)	11,779	10,330
Dole Food Co., Inc., Tranche C Term Loan, 4.795%, 4/12/2013(h)	61,712	54,121

		79,840

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BANK LOANS – continued

Media Non-Cable – 0.2%
Idearc, Inc., Term Loan B, 5.767%, 11/17/2014(h)	$1,662,693	$991,381
Tribune Co., Tranche X, 5.541%, 6/04/2009(h)	74,971	69,442

		1,060,823

Wirelines – 0.1%
Hawaiian Telcom Communications, Inc., Term Loan C, 6.262%, 6/01/2014(h)	475,000	326,734

TOTAL BANK LOANS
(Identified Cost $2,136,640)		1,728,025

	Shares

COMMON STOCKS – 1.0%

Communications Equipment – 0.5%
Corning, Inc.	205,167	3,208,812

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(f)	35,353	1,039,378

Oil, Gas & Consumable Fuels – 0.3%
Chesapeake Energy Corp.(b)	54,259	1,945,728

TOTAL COMMON STOCKS
(Identified Cost $5,011,989)		6,193,918

PREFERRED STOCKS – 1.5%

CONVERTIBLE PREFERRED STOCKS – 1.0%

Automotive – 0.2%
Ford Motor Co., Capital Trust II, 6.500%(b)	79,845	1,229,613

Capital Markets – 0.1%
Newell Financial Trust I, 5.250%	25,075	966,955

Diversified Financial Services – 0.1%
Sovereign Capital Trust, 4.375%	30,343	696,372

Electric Utilities – 0.1%
AES Trust III, 6.750%(b)	10,000	383,500

Machinery – 0.1%
United Rentals Trust, 6.500%	30,199	664,378

Oil, Gas & Consumable Fuels – 0.1%
Chesapeake Energy Corp., 4.500%(b)	775	77,113
El Paso Energy Capital Trust I, 4.750%	20,200	672,912

		750,025

REITs – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%	2,500	30,625

Semiconductors & Semiconductor Equipment – 0.3%
Lucent Technologies Capital Trust, 7.750%	3,715	1,726,175

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $10,172,629)		6,447,643

	Shares	Value (†)

PREFERRED STOCKS – continued

NON-CONVERTIBLE PREFERRED STOCKS – 0.5%

Banking – 0.2%
Bank of America Corp., 7.250%	1,657	$1,388,566

Capital Markets – 0.0%
Lehman Brothers Holdings Capital Trust I, 6.000%(d)	2,075	332
Lehman Brothers Holdings, Inc., 5.670%(d)	3,878	271
Lehman Brothers Holdings, Inc., 5.940%(d)	4,120	144
Lehman Brothers Holdings, Inc., 6.500%(d)	18,030	902
Lehman Brothers Holdings, Inc., 7.250%(d)(f)	2,025	2,025
Lehman Brothers Holdings, Inc., 7.950%(d)	18,522	1,111
Merrill Lynch & Co., Inc., 6.375%	5,000	68,450

		73,235

Electric Utilities – 0.1%
Entergy New Orleans, Inc., 4.360%	90	6,677
Entergy New Orleans, Inc., 4.750%	2,876	219,475
MDU Resources Group, Inc., 5.100%	307	30,738
Public Service Electric & Gas Co., 4.180%(b)	1,950	142,662
Union Electric Co., 4.500%	4,670	347,915
Xcel Energy, Inc., 4.110%(b)	100	7,824

		755,291

Thrifts & Mortgage Finance – 0.2%
Countrywide Capital IV, 6.750%	20,975	186,677
Federal Home Loan Mortgage Corp., 5.000%(f)(j)	4,150	7,470
Federal Home Loan Mortgage Corp., 5.790%(f)(j)	12,100	24,200
Federal Home Loan Mortgage Corp., 5.810%(f)(j)	4,250	7,438
Federal Home Loan Mortgage Corp., 6.000%(f)(j)	5,350	9,630
Federal Home Loan Mortgage Corp., 5.700%(f)(j)	6,550	12,249
Federal Home Loan Mortgage Corp., 6.420%(f)(j)	3,800	6,840
Federal Home Loan Mortgage Corp., 5.900%(f)(j)	9,400	11,750
Federal Home Loan Mortgage Corp., 5.570%(f)(j)	63,750	63,113
Federal Home Loan Mortgage Corp., 5.660%(f)(j)	18,900	23,625
Federal Home Loan Mortgage Corp., 6.550%(f)(j)	24,825	26,811
Federal Home Loan Mortgage Corp., 8.375%(b)(f)(j)	88,575	144,377
Federal National Mortgage Association, 5.810%(j)	2,400	8,640
Federal National Mortgage Association, 5.375%(j)	5,800	19,140
Federal National Mortgage Association, 5.125%(j)	2,900	10,150
Federal National Mortgage Association, 4.750%(j)	8,200	25,420
Federal National Mortgage Association, 6.750%(j)	3,750	6,750
Federal National Mortgage Association, 8.250%(b)(j)	119,675	260,891

		855,171

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $10,636,250)		3,072,263

TOTAL PREFERRED STOCKS
(Identified Cost $20,808,879)		9,519,906

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Fixed Income Fund – continued

	Shares/Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 11.2%
State Street Navigator Securities Lending Prime Portfolio(i)	6,151,664	$6,151,664
Repurchase Agreement with State Street Corp. dated 9/30/2008 at 1.300%, to be repurchased at $27,383 on 10/1/2008 collateralized by $30,000 Federal Home Loan Bank, 5.300% due 10/3/2012 valued at $30,782 including accrued interest (Note 2h of Notes to Financial Statements)	$27,382	27,382
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $64,014,312 on 10/1/2008 collateralized by $65,295,000 Federal National Mortgage Association, 2.875% due 10/12/2010 valued at $65,295,000, including accrued interest (Note 2h of Notes to Financial Statements)	64,012,000	64,012,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $70,191,046)		70,191,046

TOTAL INVESTMENTS – 98.7%
(Identified Cost $697,239,107)(a)		616,526,237
Other Assets Less Liabilities—1.3%		7,959,580

NET ASSETS – 100.0%		$624,485,817

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(†††) Amount shown represents units. One unit represents a principal amount of 25.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $699,043,212 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$16,482,433
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(98,999,408)

Net unrealized depreciation		$(82,516,975)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(d)	Issuer has filed for bankruptcy.
(e)	Illiquid security. At September 30, 2008, the value of these securities amounted to $19,466,657 or 3.1% of net assets.
(f)	Non-income producing security.
(g)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2008.
(i)	Represents investment of securities lending collateral.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $55,287,366 or 8.9% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LOC	Letter of Credit
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thai Baht

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Sovereigns	14.3%
Wirelines	6.1
Supranational	5.5
Banking	5.2
Foreign Local Governments	4.4
Electric	4.1
Non-Captive Diversified	3.6
Media Cable	3.6
Technology	3.1
Healthcare	2.8
Independent Energy	2.3
Other Investments, less than 2% each	32.5
Short-Term Investments	11.2

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

CURRENCY EXPOSURE AT SEPTEMBER 30, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	66.4%
Canadian Dollar	15.6
Brazilian Real	4.5
New Zealand Dollar	3.1
Mexican Peso	2.1
Other, less than 2% each	7.0

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Global Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 93.9% of Net Assets

NON-CONVERTIBLE BONDS – 93.9%

Argentina – 0.3%
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A		$8,050,000	$5,715,500

Austria – 2.2%
Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010(b)	JPY	4,647,000,000	44,235,875
Sappi Papier Holding AG, 7.500%, 6/15/2032, 144A		7,350,000	5,190,739

			49,426,614

Belgium – 1.7%
Kingdom of Belgium, 5.500%, 9/28/2017	EUR	25,555,000	38,490,364

Bermuda – 0.4%
Noble Group Ltd., 8.500%, 5/30/2013, 144A		5,500,000	4,537,500
White Mountains RE Group, 6.375%, 3/20/2017, 144A		5,000,000	4,415,840

			8,953,340

Brazil – 0.3%
ISA Capital Do Brasil SA, 7.875%, 1/30/2012, 144A		1,100,000	1,056,000
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A		1,170,000	936,000
Republic of Brazil, 10.250%, 1/10/2028	BRL	9,750,000	4,501,222

			6,493,222

Canada – 2.2%
Bell Aliant Regional Communications, 5.410%, 9/26/2016	CAD	4,280,000	3,445,073
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	3,090,000	2,113,453
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	4,035,000	2,994,601
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	160,000	114,297
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	385,000	297,361
Bombardier, Inc., 7.250%, 11/15/2016, 144A	EUR	1,000,000	1,267,020
Canadian Government, 4.250%, 9/01/2009	CAD	600,000	571,123
Canadian Government, 4.500%, 6/01/2015	CAD	3,813,000	3,802,216
Canadian Pacific Railway Co., 5.750%, 3/15/2033		810,000	628,555
Canadian Pacific Railway Co., 5.950%, 5/15/2037		1,745,000	1,428,398
Export Development Canada, 3.500%, 5/16/2013(b)		15,500,000	15,609,275
Kinder Morgan Finance, 5.700%, 1/05/2016		5,705,000	4,906,300
Province of Quebec, 1.600%, 5/09/2013	JPY	766,000,000	7,312,597
Shaw Communications, Inc., 5.700%, 3/02/2017	CAD	4,215,000	3,545,907

			48,036,176

Cayman Islands – 0.8%
Embraer Overseas Ltd., 6.375%, 1/24/2017		5,580,000	5,161,500
LPG International, Inc., 7.250%, 12/20/2015		3,010,000	2,885,988
Odebrecht Finance Ltd., 7.500%, 10/18/2017, 144A		4,650,000	4,231,500
Vale Overseas Ltd., 6.875%, 11/21/2036		6,578,000	5,855,124

			18,134,112

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Colombia – 0.3%
Republic of Colombia, 9.850%, 6/28/2027(b)	COP	3,195,000,000	$1,301,616
Republic of Colombia, 11.750%, 3/01/2010	COP	3,090,000,000	1,427,804
Republic of Colombia, 12.000%, 10/22/2015	COP	9,545,000,000	4,565,449

			7,294,869

France – 7.4%
Alcatel-Lucent, EMTN, 6.375%, 4/07/2014	EUR	6,050,000	6,856,340
BNP Paribas, (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, 4/29/2049	EUR	3,100,000	3,008,666
France Telecom SA, EMTN, 3.625%, 10/14/2015	EUR	3,085,000	3,704,625
France Telecom SA, EMTN, 4.750%, 2/21/2017	EUR	4,010,000	4,979,193
Government of France, 5.000%, 10/25/2016	EUR	63,070,000	93,260,542
Lafarge SA, EMTN, 4.750%, 3/23/2020	EUR	3,335,000	3,550,370
Lafarge SA, EMTN, 5.375%, 6/26/2017	EUR	2,950,000	3,464,325
PPR SA, EMTN, 4.000%, 1/29/2013	EUR	3,235,000	4,153,430
Veolia Environnement, 6.000%, 6/01/2018(b)		15,465,000	14,829,388
Veolia Environnement, EMTN, 4.000%, 2/12/2016	EUR	2,255,000	2,811,337
Veolia Environnement, EMTN, 5.125%, 5/24/2022	EUR	3,970,000	4,897,986
Vivendi, 3.875%, 2/15/2012	EUR	2,405,000	3,189,623
Wendel, 4.375%, 8/09/2017	EUR	4,550,000	4,155,467
Wendel, 4.875%, 5/26/2016	EUR	10,150,000	10,154,244
WPP Finance SA, 5.250%, 1/30/2015	EUR	2,400,000	3,074,339

			166,089,875

Germany – 13.6%
Bertelsmann AG, EMTN, 3.625%, 10/06/2015	EUR	9,620,000	11,324,960
Bundesrepublik Deutschland, Series 06, 3.750%, 1/04/2017	EUR	38,060,000	52,679,651
Bundesrepublik Deutschland, Series 97, 6.500%, 7/04/2027	EUR	5,040,000	8,728,300
Kreditanstalt fuer Wiederaufbau, 1.350%, 1/20/2014	JPY	1,494,000,000	14,091,473
Kreditanstalt fuer Wiederaufbau, 1.750%, 3/23/2010	JPY	1,100,000,000	10,474,476
Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010	EUR	15,925,000	21,739,268
Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037	JPY	1,140,000,000	10,836,844
Kreditanstalt fuer Wiederaufbau, Series INTL, 1.850%, 9/20/2010(b)	JPY	3,739,000,000	35,748,714
Munchener Hypothekenbank eG, 5.000%, 1/16/2012	EUR	31,180,000	44,230,179
Republic of Germany, 3.250%, 4/17/2009	EUR	15,690,000	22,132,785
Republic of Germany, 3.750%, 7/04/2013	EUR	31,000,000	43,659,267
Republic of Germany, 4.000%, 1/04/2037	EUR	7,639,000	9,731,679
Republic of Germany, Series 150, 4.000%, 4/13/2012	EUR	12,730,000	18,080,440

			303,458,036

Hong Kong – 0.6%
HKCG Finance Ltd., 6.250%, 8/07/2018, 144A		14,000,000	13,771,814

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

India – 0.9%
Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021(b)		$17,350,000	$13,923,045
ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A		7,800,000	5,383,794

			19,306,839

Indonesia – 1.1%
Indonesia Government International Bond, 7.750%, 1/17/2038, 144A		13,125,000	11,812,500
Indonesia Treasury Bond, 11.000%, 12/15/2012	IDR	122,434,000,000	12,208,137

			24,020,637

Ireland – 2.1%
Depfa ACS Bank, EMTN, 1.650%, 12/20/2016	JPY	5,200,000,000	47,442,892

Italy – 0.1%
Telecom Italia SpA, EMTN, 5.375%, 1/29/2019	EUR	1,500,000	1,726,632

Japan – 4.5%
Development Bank of Japan, 1.750%, 3/17/2017	JPY	4,800,000,000	46,141,650
Japan Finance Corp. for Municipal Enterprises, 1.350%, 11/26/2013	JPY	1,132,000,000	10,766,107
Japan Finance Corp. for Municipal Enterprises, 1.900%, 6/22/2018	JPY	2,670,000,000	25,737,414
Japan Government, 0.900%, 9/15/2009	JPY	1,996,300,000	18,811,057

			101,456,228

Korea – 0.5%
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A		1,610,000	1,545,600
SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A		11,225,000	10,136,164

			11,681,764

Luxembourg – 0.3%
Telecom Italia Capital, 5.250%, 10/01/2015		1,660,000	1,381,784
Telecom Italia Capital, 6.375%, 11/15/2033		1,910,000	1,392,008
Telecom Italia Capital SA, 4.950%, 9/30/2014		3,990,000	3,364,647

			6,138,439

Mexico – 0.5%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A		3,920,000	3,485,664
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(b)		8,210,000	7,224,800

			10,710,464

Netherlands – 2.9%
Bite Finance International, 8.458%, 3/15/2014, 144A(c)	EUR	2,820,000	2,977,498
Cemex Finance Europe BV, 4.750%, 3/05/2014	EUR	12,717,000	13,741,571
Kingdom of Netherlands, 5.500%, 1/15/2028	EUR	12,995,000	20,038,184
Koninklijke KPN NV, 6.500%, 1/15/2016	EUR	400,000	552,156
Koninklijke KPN NV, GMTN, 4.750%, 1/17/2017	EUR	13,445,000	16,406,683
Linde Finance BV, EMTN, 4.750%, 4/24/2017	EUR	3,865,000	4,914,021
Majapahit Holding BV, 7.250%, 6/28/2017, 144A		3,340,000	2,939,200
OI European Group BV, 6.875%, 3/31/2017, 144A	EUR	1,000,000	1,203,669
Wolters Kluwer NV, 5.125%, 1/27/2014	EUR	1,635,000	2,164,569

			64,937,551

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Poland – 0.5%
Republic of Poland, Series 2BR, 1.020%, 6/09/2009	JPY	1,200,000,000	$11,271,899

Singapore – 0.1%
SP Powerassets Ltd., EMTN, 3.730%, 10/22/2010	SGD	2,340,000	1,662,482

South Africa – 0.8%
Edcon Proprietary Ltd., 8.208%, 6/15/2014, 144A(c)	EUR	8,335,000	6,981,739
Republic of South Africa, EMTN, 4.500%, 4/05/2016	EUR	9,090,000	10,403,500

			17,385,239

Supranational – 4.7%
Asia Development Bank, 2.350%, 6/21/2027	JPY	1,700,000,000	16,339,645
European Investment Bank, 1.250%, 9/20/2012(b)	JPY	2,124,000,000	20,091,756
European Investment Bank, 1.400%, 6/20/2017(b)	JPY	6,650,000,000	62,088,509
European Investment Bank, EMTN, Zero Coupon Bond, 4/24/2013, 144A	IDR	90,681,660,000	5,742,851

			104,262,761

Switzerland – 0.5%
Credit Suisse London, EMTN, 6.125%, 8/05/2013	EUR	8,065,000	11,435,556

United Arab Emirates – 1.5%
Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A		15,445,000	15,057,500
DP World Ltd., 6.850%, 7/02/2037, 144A(d)		26,000,000	19,249,360

			34,306,860

United Kingdom – 4.6%
British Sky Broadcasting Group PLC, 6.100%, 2/15/2018, 144A		9,150,000	8,768,628
BSKYB Finance UK PLC, 5.750%, 10/20/2017	GBP	4,300,000	6,775,930
Imperial Tobacco Finance PLC, EMTN, 4.375%, 11/22/2013	EUR	3,300,000	4,058,580
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	75,579,375,000	6,305,227
Lloyds TSB Bank PLC, (fixed rate to 5/12/2017, variable rate thereafter), 4.385%, 5/29/2049	EUR	5,225,000	4,687,574
Lloyds TSB Group PLC, 5.875%, 7/08/2014	EUR	1,235,000	1,720,559
Network Rail MTN Finance PLC, EMTN, 4.875%, 3/06/2009	GBP	6,200,000	11,039,306
Rexam PLC, 6.750%, 6/01/2013, 144A		13,775,000	13,737,532
Standard Chartered Bank, EMTN, 6.750%, 4/27/2009	GBP	800,000	1,426,261
United Kingdom Treasury, 4.750%, 3/07/2020	GBP	10,030,000	18,031,557
United Kingdom Treasury, 5.000%, 3/07/2025	GBP	11,045,000	20,267,078
United Kingdom Treasury, 5.250%, 6/07/2012	GBP	2,520,000	4,645,054
Vodafone Group PLC, 5.750%, 3/15/2016		435,000	395,011

			101,858,297

United States – 37.6%
Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017	GBP	5,960,000	10,051,567
Albertson’s, Inc., 7.450%, 8/01/2029		5,544,000	4,930,994
Albertson’s, Inc., 7.750%, 6/15/2026		50,000	45,958

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Albertson’s, Inc., 8.000%, 5/01/2031		$1,000,000	$926,754
Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		830,000	672,463
American Express Co., 6.150%, 8/28/2017		995,000	846,692
American Express Co., 7.000%, 3/19/2018		4,845,000	4,276,090
ASIF Global Financing XXVII, 2.380%, 2/26/2009, 144A	SGD	16,300,000	5,764,019
Biogen Idec, Inc., 6.000%, 3/01/2013		10,850,000	10,713,312
Bristol-Myers Squibb Co., 4.625%, 11/15/2021	EUR	3,700,000	4,452,311
Cargill, Inc., 5.600%, 9/15/2012, 144A		5,595,000	5,527,782
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	250,000	292,119
Chesapeake Energy Corp., 6.500%, 8/15/2017(b)		1,990,000	1,741,250
Chesapeake Energy Corp., 6.875%, 11/15/2020		5,615,000	4,800,825
CHS/Community Health Systems, Inc., 8.875%, 7/15/2015		3,490,000	3,315,500
CIT Group, Inc., 5.500%, 12/01/2014	GBP	11,655,000	10,343,101
CIT Group, Inc., EMTN, 3.800%, 11/14/2012	EUR	1,100,000	835,715
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	1,000,000	689,960
CIT Group, Inc., EMTN, 5.000%, 5/13/2014	EUR	450,000	324,058
CIT Group, Inc., EMTN, 5.500%, 12/20/2016	GBP	4,150,000	3,679,839
CIT Group, Inc., GMTN, 4.250%, 9/22/2011	EUR	2,100,000	1,765,808
CIT Group, Inc., MTN, 4.250%, 3/17/2015	EUR	1,200,000	828,067
Citi Credit Card Issuance Trust, Series 2001-A4, 5.375%, 4/10/2013	EUR	5,130,000	6,953,732
Citigroup, Inc., 5.000%, 9/15/2014(d)		19,620,000	15,042,889
Comcast Corp., 4.950%, 6/15/2016		6,300,000	5,430,543
Comcast Corp., 5.900%, 3/15/2016		3,360,000	3,079,621
Comcast Corp., 6.950%, 8/15/2037		3,444,000	2,937,570
Corning, Inc., 5.900%, 3/15/2014		1,675,000	1,621,444
Corning, Inc., 6.200%, 3/15/2016		3,670,000	3,543,458
Couche-Tard US/Finance, 7.500%, 12/15/2013		3,775,000	3,473,000
CSX Corp., 5.600%, 5/01/2017		859,000	748,180
CSX Corp., 6.000%, 10/01/2036(b)		5,358,000	4,072,005
CSX Corp., 6.250%, 3/15/2018(d)		8,075,000	7,308,634
CVS Caremark Corp., 5.750%, 6/01/2017(d)		20,796,000	19,433,696
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 8/10/2022		7,283,151	5,680,857
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 8/10/2022		2,023,387	1,375,903
Embarq Corp., 7.995%, 6/01/2036		3,605,000	2,577,972
Energy Transfer Partners LP, 6.700%, 7/01/2018		9,230,000	8,748,859
Erac USA Finance Co., 6.375%, 10/15/2017, 144A		9,110,000	7,240,865
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		10,571,000	7,445,293
Federal Home Loan Mortgage Corp., 4.000%, 12/01/2019		132,696	126,971
Federal Home Loan Mortgage Corp., 4.000%, 9/01/2020		866,375	825,748
Federal Home Loan Mortgage Corp., 4.500%, 9/01/2020		4,006,566	3,917,597
Federal Home Loan Mortgage Corp., 5.000%, 4/01/2020		2,957,702	2,943,784
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2035(d)		19,346,733	18,875,889

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Federal Home Loan Mortgage Corp., 5.500%, 5/01/2020		$1,621,159	$1,636,119
Federal Home Loan Mortgage Corp., 5.500%, 1/01/2021		1,023,031	1,032,471
Federal Home Loan Mortgage Corp., 5.500%, 4/01/2037(d)		51,255,132	51,031,619
Federal Home Loan Mortgage Corp., 6.000%, 5/01/2018		520,009	529,605
Federal Home Loan Mortgage Corp., 6.000%, 10/01/2020		1,005,589	1,024,256
Federal Home Loan Mortgage Corp., 6.500%, 8/01/2035		713,414	732,992
Federal Home Loan Mortgage Corp., 6.500%, 10/01/2035		845,889	869,103
Federal National Mortgage Association, 2.290%, 2/19/2009	SGD	16,200,000	11,294,394
Federal National Mortgage Association, 4.500%, 6/01/2019(d)		4,040,063	3,968,025
Federal National Mortgage Association, 5.000%, 10/01/2019		1,309,725	1,309,942
Federal National Mortgage Association, 5.000%, 10/01/2019		358,339	358,399
Federal National Mortgage Association, 5.000%, 4/01/2020		343,779	342,761
Federal National Mortgage Association, 5.000%, 6/01/2020		623,128	621,284
Federal National Mortgage Association, 5.000%, 9/01/2035(d)		9,379,052	9,153,724
Federal National Mortgage Association, 5.000%, 5/01/2036		815,514	795,921
Federal National Mortgage Association, 5.500%, 11/01/2016		402,780	410,398
Federal National Mortgage Association, 5.500%, 5/01/2020		1,680,426	1,698,558
Federal National Mortgage Association, 5.500%, 9/01/2020		679,359	688,601
Federal National Mortgage Association, 5.500%, 11/01/2034		1,331,633	1,330,611
Federal National Mortgage Association, 5.500%, 6/01/2035(d)		5,964,380	5,956,078
Federal National Mortgage Association, 5.500%, 9/01/2035		3,590,834	3,585,835
Federal National Mortgage Association, 5.500%, 12/01/2035(d)		17,873,967	17,849,086
Federal National Mortgage Association, 5.500%, 4/01/2036(d)		12,905,230	12,887,265
Federal National Mortgage Association, 5.500%, 6/01/2037(d)		8,480,204	8,463,947
Federal National Mortgage Association, 6.000%, 6/01/2017		804,314	821,120
Federal National Mortgage Association, 6.000%, 11/01/2017		657,201	672,507
Federal National Mortgage Association, 6.000%, 9/01/2021		2,137,117	2,179,545

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Federal National Mortgage Association, 6.000%, 11/01/2034		$2,234,250	$2,270,134
Federal National Mortgage Association, 6.000%, 4/01/2035(d)		2,690,928	2,734,146
Federal National Mortgage Association, 6.000%, 5/01/2035		2,818,888	2,859,316
Federal National Mortgage Association, 6.500%, 3/01/2033		1,412,673	1,461,408
Federal National Mortgage Association, 6.500%, 6/01/2035		434,115	445,971
Federal National Mortgage Association, 6.500%, 7/01/2035		168,838	173,450
Federal National Mortgage Association, 6.500%, 10/01/2035		1,257,428	1,294,519
Frontier Communications Corp., 6.250%, 1/15/2013		11,175,000	10,462,594
Frontier Communications Corp., 7.125%, 3/15/2019		1,205,000	957,975
Frontier Communications Corp., 9.000%, 8/15/2031		1,795,000	1,373,175
General Electric Capital Corp., 0.750%, 2/05/2009	JPY	1,365,000,000	12,755,983
General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012	SGD	800,000	545,885
General Electric Capital Corp., EMTN, 1.000%, 3/21/2012	JPY	2,035,000,000	17,348,808
General Electric Capital Corp., EMTN, 1.500%, 4/26/2012	JPY	276,000,000	2,181,364
Georgia-Pacific Corp., 7.125%, 1/15/2017, 144A		1,860,000	1,660,050
Georgia-Pacific LLC, 7.250%, 6/01/2028		4,540,000	3,586,600
Georgia-Pacific LLC, 8.000%, 1/15/2024		180,000	158,400
Georgia-Pacific LLC, 8.875%, 5/15/2031		1,805,000	1,570,350
Goldman Sachs Group LP, 5.000%, 10/01/2014		1,705,000	1,422,084
Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014		910,000	747,368
Goldman Sachs Group, Inc. (The), 5.314%, 5/23/2016(c)	EUR	8,500,000	8,169,551
Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038	GBP	4,555,000	6,299,357
Goldman Sachs Group, Inc. (The), 7.250%, 4/10/2028	GBP	2,050,000	2,896,220
Government National Mortgage Association, 5.500%, 11/20/2034		472,621	472,208
Government National Mortgage Association, 5.500%, 2/20/2036		1,400,914	1,399,021
Government National Mortgage Association, 6.000%, 10/20/2035		866,087	878,282
Government National Mortgage Association, 6.000%, 5/15/2037		2,445,286	2,485,124
Government National Mortgage Association, 6.500%, 7/20/2037		3,508,779	3,595,607
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037		11,075,000	10,846,973
Harley-Davidson Funding Corp., Series C, 6.800%, 6/15/2018, 144A		13,795,000	12,916,865

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
HCA, Inc., 5.750%, 3/15/2014		$765,000	$596,700
HCA, Inc., 6.250%, 2/15/2013		500,000	417,500
HCA, Inc., 6.375%, 1/15/2015		1,170,000	921,375
HCA, Inc., 6.500%, 2/15/2016(b)		2,360,000	1,870,300
HCA, Inc., 7.690%, 6/15/2025		625,000	464,525
HCA, Inc., MTN, 7.580%, 9/15/2025		614,000	452,352
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A		5,680,000	4,884,800
Home Depot, Inc., 5.875%, 12/16/2036		7,900,000	5,553,487
Host Hotels & Resorts LP, 6.875%, 11/01/2014		4,255,000	3,680,575
Host Marriott LP, Series O, 6.375%, 3/15/2015		6,040,000	4,907,500
Host Marriott LP, Series Q, 6.750%, 6/01/2016		3,745,000	3,061,537
International Paper Co., 7.950%, 6/15/2018		7,630,000	7,497,322
JPMorgan Chase & Co., 5.125%, 9/15/2014		15,965,000	14,228,247
JPMorgan Chase & Co., 5.150%, 10/01/2015		6,000,000	5,397,234
JPMorgan Chase & Co., (fixed rate to 4/30/2018, variable rate thereafter), 7.900%, 4/29/2049		13,425,000	11,302,239
Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018		10,800,000	9,620,003
KLA-Tencor Corp., 6.900%, 5/01/2018		9,750,000	9,065,550
Kraft Foods, Inc., 6.000%, 2/11/2013		4,831,000	4,801,410
Kraft Foods, Inc., 6.875%, 2/01/2038		8,065,000	7,424,841
L-3 Communications Corp., 5.875%, 1/15/2015		1,935,000	1,751,175
L-3 Communications Corp., 6.125%, 7/15/2013		300,000	279,000
L-3 Communications Corp., 6.125%, 1/15/2014		280,000	259,000
Lehman Brothers Holdings, Inc., 5.750%, 1/03/2017(e)		5,610,000	7,012
Lehman Brothers Holdings, Inc., 6.500%, 7/19/2017(e)		15,905,000	19,881
Level 3 Financing, Inc., 8.750%, 2/15/2017		570,000	413,250
Lucent Technologies, Inc., 6.450%, 3/15/2029		7,950,000	4,849,500
Medco Health Solutions, Inc., 7.125%, 3/15/2018		9,465,000	9,590,913
Merrill Auto Trust Securitization, Series 2008-1, Class A4A, 6.150%, 4/15/2015		8,155,000	7,923,559
Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018		16,910,000	14,961,122
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039(c)		5,755,000	5,574,496
Morgan Stanley, 4.750%, 4/01/2014		9,080,000	4,813,263
Morgan Stanley, 5.375%, 11/14/2013	GBP	2,010,000	2,405,466
Motorola, Inc., 6.625%, 11/15/2037		6,000,000	4,373,670
Nabors Industries, Inc., 6.150%, 2/15/2018, 144A		6,235,000	5,944,536
National Semiconductor Corp., 6.150%, 6/15/2012		9,275,000	9,059,458
News America, Inc., 6.150%, 3/01/2037		5,730,000	4,671,824
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		5,475,000	3,613,500
NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A		8,320,000	8,333,478
NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A		1,740,000	1,651,484
NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A		1,740,000	1,706,258
Nisource Finance Corp., 6.400%, 3/15/2018		5,925,000	5,309,920
Owens & Minor, Inc., 6.350%, 4/15/2016(f)		5,630,000	5,482,106
Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014	EUR	2,170,000	2,657,786

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Petrobras International Finance Co., 5.875%, 3/01/2018		$15,600,000	$14,178,559
Philip Morris International, Inc. GMTN, 5.875%, 9/04/2015	EUR	8,100,000	11,123,714
Prologis, 6.625%, 5/15/2018(b)		15,685,000	13,471,313
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		855,000	622,012
Qwest Capital Funding, Inc., 6.875%, 7/15/2028(b)		250,000	173,750
Qwest Capital Funding, Inc., 7.250%, 2/15/2011		1,435,000	1,341,725
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		1,845,000	1,346,850
Qwest Corp., 6.500%, 6/01/2017		734,000	587,200
Qwest Corp., 6.875%, 9/15/2033		1,815,000	1,220,587
Qwest Corp., 7.200%, 11/10/2026		100,000	73,500
Qwest Corp., 7.250%, 9/15/2025		1,656,000	1,233,720
Qwest Corp., 7.250%, 10/15/2035		5,165,000	3,667,150
Qwest Corp., 7.500%, 6/15/2023		5,285,000	4,148,725
RBS Capital Trust, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, 12/29/2049	EUR	4,485,000	4,145,952
Reynolds American, Inc., 6.750%, 6/15/2017		9,755,000	9,115,170
Rogers Communications, Inc. , Class B, 7.500%, 8/15/2038		4,270,000	4,255,290
SLM Corp., Series A, MTN, 4.000%, 1/15/2010		2,815,000	2,209,775
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		6,465,000	4,008,300
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		325,000	201,500
SLM Corp., Series A, MTN, 5.400%, 10/25/2011(b)		535,000	374,500
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		5,825,000	3,961,000
Sprint Capital Corp., 6.900%, 5/01/2019		2,500,000	1,937,500
Sprint Nextel Corp., 6.000%, 12/01/2016		6,775,000	5,216,750
SUPERVALU, Inc., 7.500%, 11/15/2014		1,735,000	1,682,950
Textron, Inc., 3.875%, 3/11/2013	EUR	11,350,000	14,301,794
Time Warner, Inc., 6.625%, 5/15/2029		7,255,000	5,794,714
Time Warner, Inc., 6.950%, 1/15/2028		2,055,000	1,713,295
TXU Corp., Series P, 5.550%, 11/15/2014		1,390,000	1,037,297
TXU Corp., Series Q, 6.500%, 11/15/2024		12,560,000	7,999,175
TXU Corp., Series R, 6.550%, 11/15/2034		2,700,000	1,658,996
U.S. Treasury Note, 4.750%, 2/28/2009(d)		2,500,000	2,533,595
Union Pacific Corp., 5.375%, 6/01/2033		1,198,000	943,841
Union Pacific Corp., 5.650%, 5/01/2017		4,190,000	3,888,563
UnitedHealth Group, Inc., 5.800%, 3/15/2036		2,495,000	1,892,839
UnitedHealth Group, Inc., 6.000%, 2/15/2018		23,035,000	20,837,714
Wells Fargo & Co., 4.625%, 11/02/2035	GBP	12,030,000	15,788,818

			837,928,935

Uruguay – 0.9%
Republic of Uruguay, 4.250%, 4/05/2027	UYU	454,250,624	19,663,116

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $2,248,053,578)			2,093,060,513

	Shares/Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

CONVERTIBLE BONDS – 0.0%

United States – 0.0%
Level 3 Communications, Inc., 3.500%, 6/15/2012	$700,000	$494,375

TOTAL CONVERTIBLE BONDS
(Identified Cost $580,334)		494,375

TOTAL BONDS AND NOTES
(Identified Cost $2,248,633,912)		2,093,554,888

PREFERRED STOCKS – 1.4%

NON-CONVERTIBLE PREFERRED STOCKS – 1.4%

United States – 1.4%
Bank of America Corp., 8.200%(b)	1,091,125	24,823,094
Federal Home Loan Mortgage Corp., 8.375%,(b)(h)(i)	505,450	823,884
Federal National Mortgage Association, 8.250%(b)(i)	998,425	2,176,566
Merrill Lynch & Co., Inc., 8.625%,(b)	179,000	3,399,210

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $69,406,582)		31,222,754

TOTAL PREFERRED STOCKS
(Identified Cost $69,406,582)		31,222,754

SHORT-TERM INVESTMENTS – 3.5%
State Street Navigator Securities Lending Prime Portfolio(g)	62,965,841	62,965,841
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation dated 9/30/08 at 1.300% to be repurchased at $15,909,574 on 10/01/08 collateralized by $15,950,000 Federal National Mortgage Association, 4.330% due 7/28/2011 valued at $16,229,125 including accrued interest (Note 2h of Notes to Financial Statements)	$15,909,000	15,909,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $78,874,841)		78,874,841

TOTAL INVESTMENTS – 98.8%
(Identified Cost $2,396,915,335)(a)		2,203,652,483
Other Assets Less Liabilities—1.2%		26,988,321

NET ASSETS – 100.0%		$2,230,640,804

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information: At September 30, 2008, the net unrealized depreciation on investments based on a cost of $2,402,175,767 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$35,827,874
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(234,351,158)

Net unrealized depreciation		$(198,523,284)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(d)	All or a portion of this security is held as collateral for open futures contracts and open forward contracts.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Global Bond Fund – continued

(e)	Issuer has filed for bankruptcy.
(f)	Illiquid security. At September 30, 2008, the value of this security amounted to $5,482,106 or 0.2% of net assets.
(g)	Represents investment of securities lending collateral.
(h)	Non-income producing security.
(i)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $219,638,566 or 9.8% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; COP: Colombian Peso; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; JPY: Japanese Yen; SGD: Singapore Dollar; UYU: Uruguayan Peso

At September 30, 2008, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Sell	12/17/2008	Canadian Dollar	19,500,000	$18,367,596	$(121,470)
Buy	6/15/2009	Chinese Yuan Renminbi	173,000,000	24,933,580	(1,510,932)
Sell	6/15/2009	Chinese Yuan Renminbi	173,000,000	24,933,580	1,064,112
Buy	12/17/2008	Icelandic Krona	1,164,000,000	10,863,897	(1,698,158)

Total					$(2,266,448)

At September 30, 2008, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Depreciation
12/17/2008	Euro	13,794,000	Icelandic Krona	1,735,133,466	$(3,287,521)

At September 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
U.S. Treasury Bond	12/19/2008	800	$93,737,500	$235,349

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Treasuries	11.1%
Mortgage Related	10.6
Sovereigns	10.0
Banking	9.1
Government Guaranteed	4.8
Supranational	4.7
Wirelines	3.5
Non-Captive Diversified	3.4
Government Sponsored	3.2
Brokerage	2.5
Government Owned – No Guarantee	2.2
Healthcare	2.1
Other Investments, less than 2% each	28.1
Short-Term Investments	3.5

Total Investments	98.8
Other assets less liabilities (including open Forward Foreign Currency Contracts and Futures Contracts)	1.2

Net Assets	100.0%

CURRENCY EXPOSURE AT SEPTEMBER 30, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	44.9%
Euro	26.1
Japanese Yen	18.5
British Pound	5.1
Other, less than 2% each	4.2

Total Investments	98.8
Other assets less liabilities (including open Forward Foreign Currency Contracts and Futures Contracts)	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Inflation Protected Securities Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 98.3% of Net Assets

Automotive – 0.9%
Ford Motor Co., 6.625%, 2/15/2028		$20,000	$7,700
Ford Motor Co., 6.625%, 10/01/2028		185,000	70,300
Ford Motor Co., 7.450%, 7/16/2031		140,000	60,200
Ford Motor Co., 7.500%, 8/01/2026		15,000	6,225

			144,425

Brokerage – 0.4%
Goldman Sachs Group, Inc., 6.750%, 10/01/2037		100,000	66,759

Construction Machinery – 0.9%
Joy Global, Inc., 6.625%, 11/15/2036		165,000	139,746

Electric – 0.5%
Texas Competitive Electric Holdings Co., 10.250%, 11/01/2015, 144A		80,000	72,200
TXU Corp., Series Q, 6.500%, 11/15/2024		10,000	6,369

			78,569

Food & Beverage – 0.4%
Dean Foods Co., 6.900%, 10/15/2017		75,000	64,500

Independent Energy – 0.2%
Chesapeake Energy Corp., 6.500%, 8/15/2017		35,000	30,625

Lodging – 0.3%
Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027		50,000	38,500

Metals & Mining – 0.3%
United States Steel Corp., 6.650%, 6/01/2037		55,000	40,904

Non-Captive Consumer – 0.5%
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		30,000	18,600
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		45,000	27,000
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		5,000	3,100
SLM Corp., Series A, MTN, 5.625%, 8/01/2033		45,000	22,500
SLM Corp., MTN, 5.050%, 11/14/2014		25,000	15,250

			86,450

Non-Captive Diversified – 2.7%
General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012	SGD	200,000	136,471
General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012	SGD	300,000	208,710
iStar Financial, Inc., 5.150%, 3/01/2012		40,000	20,000
iStar Financial, Inc., 5.375%, 4/15/2010		5,000	3,000
iStar Financial, Inc., 5.500%, 6/15/2012		5,000	2,550
iStar Financial, Inc., 5.650%, 9/15/2011		20,000	10,400
iStar Financial, Inc., 5.850%, 3/15/2017		10,000	4,900
iStar Financial, Inc., 5.875%, 3/15/2016		20,000	9,800
iStar Financial, Inc., 6.050%, 4/15/2015		5,000	2,450
iStar Financial, Inc., Series B, 5.125%, 4/01/2011		5,000	2,550
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		5,000	2,450
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		55,000	28,600

			431,881

Paper – 0.4%
Georgia-Pacific LLC, 7.700%, 6/15/2015		70,000	64,050

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Inflation Protected Securities Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Pipelines – 0.2%
Colorado Interstate Gas Co., 5.950%, 3/15/2015		$3,000		$2,733
Southern Natural Gas Co., 7.350%, 2/15/2031		30,000		26,304

				29,037

Sovereigns – 0.8%
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	15,000	(††)	134,097

Technology – 1.0%
Agilent Technologies, Inc., 6.500%, 11/01/2017		105,000		95,720
Lucent Technologies, Inc., 6.450%, 3/15/2029		90,000		54,900
Lucent Technologies, Inc., 6.500%, 1/15/2028		15,000		9,150

				159,770

Textile – 0.0%
Jones Apparel Group, Inc., 6.125%, 11/15/2034		10,000		6,250

Treasuries – 86.6%
U.S. Treasury Inflation Index Bonds, 1.375%, 7/15/2018(b)		270,266		249,637
U.S. Treasury Inflation Index Bonds, 1.625%, 1/15/2018		1,322,723		1,252,867
U.S. Treasury Inflation Index Bonds, 1.750%, 1/15/2028		278,192		242,700
U.S. Treasury Inflation Index Bonds, 2.000%, 1/15/2026(b)		177,290		161,874
U.S. Treasury Inflation Index Bonds, 2.375%, 1/15/2017(b)		1,275,944		1,286,710
U.S. Treasury Inflation Index Bonds, 2.375%, 1/15/2025(b)		805,044		780,012
U.S. Treasury Inflation Index Bonds, 2.500%, 7/15/2016		310,365		317,663
U.S. Treasury Inflation Index Bonds, 3.375%, 4/15/2032(b)		1,561,165		1,789,729
U.S. Treasury Inflation Index Notes, 1.625%, 1/15/2015(b)		639,232		622,403
U.S. Treasury Inflation Index Notes, 1.875%, 7/15/2013		969,918		967,038
U.S. Treasury Inflation Index Notes, 1.875%, 7/15/2015		627,522		617,766
U.S. Treasury Inflation Index Notes, 2.000%, 4/15/2012		113,799		114,075
U.S. Treasury Inflation Index Notes, 2.000%, 1/15/2014(b)		743,900		742,389
U.S. Treasury Inflation Index Notes, 2.000%, 7/15/2014(b)		688,371		686,650
U.S. Treasury Inflation Index Notes, 2.000%, 1/15/2016(b)		1,063,738		1,050,857
U.S. Treasury Inflation Index Notes, 2.375%, 4/15/2011		421,044		425,846
U.S. Treasury Inflation Index Notes, 2.375%, 1/15/2027(b)		430,767		416,599
U.S. Treasury Inflation Index Notes, 2.625%, 7/15/2017		1,124,798		1,158,366

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Treasuries – continued
U.S. Treasury Inflation Index Notes, 3.000%, 7/15/2012(b)		$752,250	$782,986
U.S. Treasury Inflation Index Notes, 3.375%, 1/15/2012(b)		204,364	214,343

			13,880,510

Wireless – 0.6%
ALLTEL Corp., 7.875%, 7/01/2032		20,000	19,850
Sprint Capital Corp., 6.875%, 11/15/2028		120,000	80,400

			100,250

Wirelines – 1.6%
AT&T Corp., 8.000%, 11/15/2031		80,000	81,020
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	35,000	23,939
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	30,000	22,264
Bell Canada, MTN, 6.550%, 5/01/2029, 144A	CAD	5,000	3,572
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	15,000	11,586
Embarq Corp., 7.995%, 6/01/2036		165,000	117,993

			260,374

TOTAL BONDS AND NOTES
(Identified Cost $16,772,556)			15,756,697

		Shares

PREFERRED STOCKS – 0.1%

NON-CONVERTIBLE PREFERRED STOCKS – 0.1%

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp., 8.375%(d)(e)		1,160	1,891
Federal National Mortgage Association, 8.250%(e)		3,500	7,630

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $116,500)			9,521

TOTAL PREFERRED STOCKS
(Identified Cost $116,500)			9,521

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Inflation Protected Securities Fund – continued

	Shares/Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 10.3%
State Street Navigator Securities Lending Prime Portfolio(c)	1,411,666	$1,411,666
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $251,009 on 10/1/2008 collateralized by $255,000 Federal Home Loan Bank, 3.750% due 8/18/2009 valued at $257,550 including accrued interest (Note 2h of Notes to Financial Statements)	$251,000	251,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,662,666)		1,662,666

TOTAL INVESTMENTS – 108.7%
(Identified Cost $18,551,722)(a)		17,428,884
Other Assets Less Liabilities—(8.7)%		(1,395,778)

NET ASSETS – 100.0%		$16,033,106

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $18,668,982 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$29,568
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(1,269,666)

Net unrealized depreciation		$(1,240,098)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Represents investment of securities lending collateral.
(d)	Non-income producing security.
(e)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $75,772 or 0.5% of net assets.
GMTN	Global Medium Term Note
MTN	Medium Term Note

Key to Abbreviations: CAD: Canadian Dollar, MXN: Mexican Peso, SGD: Singapore Dollar

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Treasuries	86.6%
Non-Captive Diversified	2.7
Other Investments, less than 2% each	9.1
Short-Term Investments	10.3

Total Investments	108.7
Other assets less liabilities	(8.7)

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 75.8% of Net Assets

NON-CONVERTIBLE BONDS – 68.1%

Aerospace & Defense – 0.7%
Bombardier, Inc., 7.350%, 12/22/2026	CAD	600,000	$500,719
Bombardier, Inc., 7.450%, 5/01/2034, 144A		1,075,000	999,750

			1,500,469

Airlines – 0.5%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011		23,424	17,685
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		332,523	264,356
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		180,851	135,638
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 8/10/2022		479,476	326,043
Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014		580,841	424,014

			1,167,736

Automotive – 4.0%
Cummins, Inc., 7.125%, 3/01/2028		350,000	334,939
FCE Bank PLC, EMTN, 7.125%, 1/16/2012	EUR	150,000	141,484
Ford Motor Co., 6.500%, 8/01/2018		20,000	8,200
Ford Motor Co., 6.625%, 2/15/2028		30,000	11,550
Ford Motor Co., 6.625%, 10/01/2028		1,510,000	573,800
Ford Motor Co., 7.125%, 11/15/2025(b)		190,000	75,050
Ford Motor Co., 7.450%, 7/16/2031(b)		1,685,000	724,550
Ford Motor Co., 7.500%, 8/01/2026		30,000	12,450
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010		2,980,000	2,282,191
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		940,000	594,341
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010		70,000	49,638
Ford Motor Credit Co. LLC, 9.750%, 9/15/2010		155,000	111,148
Ford Motor Credit Co. LLC, EMTN, 4.875%, 1/15/2010	EUR	130,000	126,280
General Motors Corp., 7.400%, 9/01/2025		5,110,000	1,839,600
General Motors Corp., 8.250%, 7/15/2023(b)		645,000	253,163
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028		2,090,000	1,546,600

			8,684,984

Banking – 3.5%
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	50,000,000	1,460,130
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	11,000,000	320,969
BNP Paribas SA, EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	10,477,600,000	802,098
JPMorgan Chase & Co., Zero Coupon Bond, 5/17/2010, 144A	BRL	2,200,000	930,005
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	6,846,018,000	539,550
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	5,376,000,000	423,125
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	9,533,078,500	795,299
Kaupthing Bank, 3.491%, 1/15/2010, 144A(b)(c)		200,000	156,000

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Kaupthing Bank, Series D, 5.750%, 10/04/2011, 144A		$1,600,000	$1,024,000
Rabobank Nederland, 10.250%, 9/10/2009, 144A	ISK	71,000,000	659,991
Rabobank Nederland, EMTN, 14.000%, 1/28/2009, 144A	ISK	40,000,000	381,135

			7,492,302

Brokerage – 1.3%
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018		20,000	15,662
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017		5,000	4,669
Goldman Sachs Group LP, 5.000%, 10/01/2014		1,305,000	1,088,457
Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014		665,000	546,153
Morgan Stanley, 3.875%, 1/15/2009		1,045,000	961,419
Morgan Stanley, 5.375%, 10/15/2015		100,000	61,980
Morgan Stanley, EMTN, 5.450%, 1/09/2017		5,000	3,102
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		10,000	6,264
Morgan Stanley, MTN, 6.250%, 8/09/2026		200,000	122,264

			2,809,970

Building Materials – 1.0%
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)		125,000	68,125
USG Corp., 6.300%, 11/15/2016		2,680,000	2,023,400

			2,091,525

Chemicals – 2.5%
Borden, Inc., 7.875%, 2/15/2023		1,824,000	839,040
Borden, Inc., 9.200%, 3/15/2021		2,641,000	1,320,500
Georgia Gulf Corp., 10.750%, 10/15/2016(b)		500,000	225,000
Hercules, Inc., 6.500%, 6/30/2029(d)		1,743,000	1,167,810
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028		1,405,000	1,320,700
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018		400,000	397,189

			5,270,239

Construction Machinery – 0.8%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013		300,000	274,500
United Rentals North America, Inc., 7.000%, 2/15/2014		1,620,000	1,134,000
United Rentals North America, Inc., 7.750%, 11/15/2013(b)		290,000	221,125

			1,629,625

Electric – 4.3%
AES Corp. (The), 7.750%, 3/01/2014		1,185,000	1,102,050
AES Corp. (The), 7.750%, 10/15/2015		645,000	585,337
Dynegy Holdings, Inc., 7.125%, 5/15/2018		100,000	75,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026		490,000	357,700
Dynegy Holdings, Inc., 7.750%, 6/01/2019		1,250,000	1,000,000
Dynegy Holdings, Inc., 8.375%, 5/01/2016(b)		250,000	217,500
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027(b)		1,685,000	1,255,325
NRG Energy, Inc., 7.375%, 2/01/2016		575,000	517,500
Quezon Power Philippines Co., 8.860%, 6/15/2017		377,500	375,613

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
Reliant Energy, Inc., 7.875%, 6/15/2017(b)	$1,025,000	$758,500
TXU Corp., Series P, 5.550%, 11/15/2014	920,000	686,556
TXU Corp., Series Q, 6.500%, 11/15/2024	1,515,000	964,869
TXU Corp., Series R, 6.550%, 11/15/2034	420,000	258,066
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(d)	1,000,000	963,875

		9,118,391

Entertainment – 0.0%
Six Flags, Inc., 9.625%, 6/01/2014(b)	140,000	78,400

Food & Beverage – 0.9%
Chiquita Brands International, Inc., 7.500%, 11/01/2014(b)	940,000	723,800
Dean Foods Co., 7.000%, 6/01/2016(b)	225,000	195,750
Dole Food Co., Inc., 7.250%, 6/15/2010	415,000	365,200
Dole Food Co., Inc., 8.625%, 5/01/2009	50,000	47,750
Sara Lee Corp., 6.125%, 11/01/2032	690,000	611,416

		1,943,916

Healthcare – 3.3%
HCA, Inc., 5.750%, 3/15/2014	10,000	7,800
HCA, Inc., 6.250%, 2/15/2013	10,000	8,350
HCA, Inc., 6.375%, 1/15/2015	545,000	429,188
HCA, Inc., 6.500%, 2/15/2016	550,000	435,875
HCA, Inc., 6.750%, 7/15/2013	20,000	16,800
HCA, Inc., 7.050%, 12/01/2027	1,000,000	675,290
HCA, Inc., 7.190%, 11/15/2015	185,000	147,691
HCA, Inc., 7.500%, 12/15/2023	395,000	289,357
HCA, Inc., 7.500%, 11/06/2033	2,120,000	1,505,200
HCA, Inc., 7.690%, 6/15/2025	800,000	594,592
HCA, Inc., 8.360%, 4/15/2024	170,000	131,764
HCA, Inc., MTN, 7.580%, 9/15/2025	560,000	412,569
HCA, Inc., MTN, 7.750%, 7/15/2036	180,000	127,782
Tenet Healthcare Corp., 6.875%, 11/15/2031	3,355,000	2,281,400

		7,063,658

Home Construction – 2.8%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	185,000	105,450
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	1,068,000	614,100
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	425,000	246,500
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	272,000	160,480
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	755,000	437,900
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	10,000	5,650
KB Home, 7.250%, 6/15/2018	1,260,000	1,033,200
Lennar Corp., 7.625%, 3/01/2009	766,000	739,190
Lennar Corp., Series B, 5.125%, 10/01/2010	1,320,000	1,108,800
Lennar Corp., Series B, 5.500%, 9/01/2014	95,000	61,750
Lennar Corp., Series B, 5.600%, 5/31/2015	2,000,000	1,300,000
Pulte Homes, Inc., 6.000%, 2/15/2035	400,000	286,000

		6,099,020

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Independent Energy – 1.5%
Chesapeake Energy Corp., 6.500%, 8/15/2017		$155,000	$135,625
Chesapeake Energy Corp., 6.875%, 11/15/2020		515,000	440,325
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		249,000	239,040
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A		985,000	847,100
Pioneer Natural Resources Co., 6.875%, 5/01/2018		820,000	730,098
Pioneer Natural Resources Co., 7.200%, 1/15/2028		920,000	792,061

			3,184,249

Media Cable – 0.3%
Virgin Media Finance PLC, 9.125%, 8/15/2016		685,000	573,688

Media Non-Cable – 1.1%
Clear Channel Communications, Inc., 4.900%, 5/15/2015		805,000	239,488
Clear Channel Communications, Inc., 5.500%, 9/15/2014		500,000	155,000
Clear Channel Communications, Inc., 5.500%, 12/15/2016		1,285,000	372,650
Clear Channel Communications, Inc., 5.750%, 1/15/2013		225,000	81,000
Clear Channel Communications, Inc., 6.875%, 6/15/2018		790,000	240,950
Idearc, Inc., 8.000%, 11/15/2016(b)		1,598,000	435,455
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(b)		510,000	198,900
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017		1,460,000	496,400
Tribune Co., 5.250%, 8/15/2015		160,000	48,000

			2,267,843

Metals & Mining – 0.8%
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		1,245,000	1,122,056
Ryerson, Inc., 12.000%, 11/01/2015, 144A		775,000	658,750

			1,780,806

Non-Captive Consumer – 2.9%
American General Finance Corp., MTN, 5.750%, 9/15/2016		700,000	320,044
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		120,000	103,242
Hexion US Finance Corp/Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014		1,600,000	1,264,000
Residential Capital LLC, 8.500%, 6/01/2012		90,000	18,000
Residential Capital LLC, 8.500%, 4/17/2013		1,990,000	398,000
Residential Capital LLC, 8.875%, 6/30/2015		255,000	51,000
Residential Capital LLC, 9.625%, 5/15/2015, 144A		1,026,000	246,240
SLM Corp., Series A, MTN, 6.500%, 6/15/2010	NZD	4,720,000	2,621,462
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		1,620,000	1,101,600

			6,123,588

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – 4.6%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015		$115,000	$56,475
CIT Group, Inc., 4.750%, 12/15/2010		205,000	133,506
CIT Group, Inc., 5.400%, 2/13/2012		50,000	28,744
CIT Group, Inc., 5.400%, 1/30/2016		290,000	140,360
CIT Group, Inc., 5.650%, 2/13/2017		565,000	275,702
CIT Group, Inc., 5.800%, 10/01/2036		660,000	301,867
CIT Group, Inc., 5.850%, 9/15/2016		50,000	24,250
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		70,000	28,700
CIT Group, Inc., EMTN, 3.800%, 11/14/2012	EUR	300,000	227,922
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	1,050,000	724,458
CIT Group, Inc., EMTN, 5.000%, 5/13/2014	EUR	200,000	144,026
CIT Group, Inc., EMTN, 5.500%, 12/20/2016	GBP	300,000	266,012
CIT Group, Inc., GMTN, 4.250%, 2/01/2010		130,000	85,683
CIT Group, Inc., GMTN, 4.250%, 9/22/2011	EUR	1,750,000	1,471,506
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		210,000	118,790
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		427,000	211,065
CIT Group, Inc., MTN, 4.250%, 3/17/2015	EUR	1,260,000	869,470
CIT Group, Inc., MTN, 5.125%, 9/30/2014		85,000	41,918
General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016	NZD	250,000	148,789
General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015	NZD	3,035,000	1,809,309
GMAC Canada Ltd., EMTN, 6.625%, 12/17/2010	GBP	25,000	27,112
GMAC LLC, 6.000%, 12/15/2011		1,480,000	658,066
GMAC LLC, 6.625%, 5/15/2012		75,000	31,753
GMAC LLC, 6.750%, 12/01/2014		244,000	93,651
GMAC LLC, 6.875%, 9/15/2011		85,000	37,926
GMAC LLC, 6.875%, 8/28/2012		150,000	59,622
GMAC LLC, 7.000%, 2/01/2012		175,000	71,332
GMAC LLC, 8.000%, 11/01/2031		340,000	128,274
GMAC LLC, EMTN, 5.375%, 6/06/2011	EUR	500,000	295,638
iStar Financial, Inc., 5.500%, 6/15/2012		65,000	33,150
iStar Financial, Inc., 5.650%, 9/15/2011		100,000	52,000
iStar Financial, Inc., 5.875%, 3/15/2016		20,000	9,800
iStar Financial, Inc., 6.050%, 4/15/2015		20,000	9,800
iStar Financial, Inc., 8.625%, 6/01/2013		1,770,000	867,300
iStar Financial, Inc., Series B, 5.700%, 3/01/2014		70,000	34,300
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		565,000	293,800

			9,812,076

Packaging – 1.0%
Owens-Illinois, Inc., 7.800%, 5/15/2018		1,555,000	1,508,350
Stone Container Finance, 7.375%, 7/15/2014(b)		980,000	754,600

			2,262,950

Paper – 2.9%
Abitibi Consolidated Co. of Canada, 15.500%, 7/15/2010, 144A		110,000	77,550
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013(b)		250,000	66,250
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018		15,000	3,450
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028		140,000	32,200

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Paper – continued
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029	$15,000	$3,600
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030	90,000	21,600
Georgia-Pacific LLC, 7.250%, 6/01/2028	1,240,000	979,600
Georgia-Pacific LLC, 7.750%, 11/15/2029	1,165,000	961,125
Georgia-Pacific LLC, 8.000%, 1/15/2024	250,000	220,000
Georgia-Pacific LLC, 8.875%, 5/15/2031	765,000	665,550
Jefferson Smurfit Corp., 7.500%, 6/01/2013(b)	515,000	417,150
Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(b)	2,800,000	2,184,000
Westvaco Corp., 7.950%, 2/15/2031	320,000	306,340
Westvaco Corp., 8.200%, 1/15/2030	330,000	309,740

		6,248,155

Pharmaceuticals – 2.0%
Elan Financial PLC, 7.750%, 11/15/2011	3,665,000	3,316,825
Elan Financial PLC, 8.875%, 12/01/2013	1,085,000	911,400

		4,228,225

Pipelines – 2.4%
Colorado Interstate Gas Co., 5.950%, 3/15/2015	22,000	20,044
El Paso Corp., 6.950%, 6/01/2028	15,000	11,844
El Paso Corp., 7.420%, 2/15/2037	1,055,000	840,607
El Paso Corp., 7.800%, 8/01/2031	500,000	421,259
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	50,000	42,375
Southern Natural Gas Co., 7.350%, 2/15/2031	95,000	83,294
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(b)	890,000	762,687
Williams Cos., Inc., 7.500%, 1/15/2031	3,375,000	3,071,183

		5,253,293

Property & Casualty Insurance – 0.2%
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A(b)	690,000	365,700

Railroads – 0.1%
Missouri Pacific Railroad Co., 4.750%, 1/01/2020(d)	30,000	22,800
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)	314,000	188,400

		211,200

Retailers – 3.2%
Dillard’s, Inc., 6.625%, 1/15/2018	500,000	310,000
Dillard’s, Inc., 7.000%, 12/01/2028	450,000	229,500
Dillard’s, Inc., 7.130%, 8/01/2018	750,000	476,250
Dillard’s, Inc., 7.750%, 7/15/2026	1,500,000	855,000
Foot Locker, Inc., 8.500%, 1/15/2022	1,679,000	1,519,495
Toys R Us, Inc., 7.375%, 10/15/2018	5,185,000	3,370,250
Toys R Us, Inc., 7.875%, 4/15/2013	197,000	153,660

		6,914,155

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Sovereigns – 3.1%
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	1,881,000,000		$161,018
Indonesia Treasury Bond, Series ZC3, Zero Coupon Bond, 11/20/2012	IDR	4,897,000,000		313,383
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	9,500	(††)	833,705
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	365,000(	††)	3,415,744
Republic of Brazil, 10.250%, 1/10/2028	BRL	4,170,000		1,925,138

				6,648,988

Supermarkets – 1.1%
Albertson’s, Inc., 7.450%, 8/01/2029		1,525,000		1,356,379
Albertson’s, Inc., 8.000%, 5/01/2031		480,000		444,842
Albertson’s, Inc., 8.700%, 5/01/2030		180,000		178,285
Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028		240,000		194,447
American Stores Co., 8.000%, 6/01/2026		110,000		103,115

				2,277,068

Supranational – 2.8%
Inter-American Development Bank, EMTN, Zero Coupon Bond, 5/11/2009	BRL	11,000,000		5,144,779
Inter-American Development Bank, EMTN, Zero Coupon Bond, 5/20/2013	IDR	8,600,000,000		517,186
International Bank for Reconstruction & Development, 9.500%, 5/27/2010	ISK	42,500,000		399,750

				6,061,715

Technology – 3.5%
Affiliated Computer Services, Inc., 5.200%, 6/01/2015		496,000		400,520
Amkor Technology, Inc., 7.125%, 3/15/2011		400,000		360,000
Amkor Technology, Inc., 7.750%, 5/15/2013		1,600,000		1,368,000
Corning, Inc., 6.850%, 3/01/2029		701,000		619,209
Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)		1,047,000		670,080
Lucent Technologies, Inc., 6.450%, 3/15/2029		4,115,000		2,510,150
Motorola, Inc., 5.220%, 10/01/2097		80,000		44,682
Motorola, Inc., 6.500%, 11/15/2028(b)		70,000		52,311
Motorola, Inc., 6.625%, 11/15/2037		70,000		51,026
Nortel Networks Ltd., 6.875%, 9/01/2023		1,000,000		400,000
Northern Telecom Capital Corp., 7.875%, 6/15/2026		2,280,000		1,003,200

				7,479,178

Textile – 0.4%
Jones Apparel Group, Inc., 6.125%, 11/15/2034		890,000		556,250
Kellwood Co., 7.625%, 10/15/2017(d)		500,000		275,000

				831,250

Transportation Services – 2.4%
APL Ltd., 8.000%, 1/15/2024(d)		2,685,000		2,013,750
Atlas Air, Inc., Series 1999-1B, 7.630%, 7/02/2016(e)		397,855		389,898

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Transportation Services – continued
Atlas Air, Inc., Series 1999-1C, 8.770%, 7/02/2012(e)		$399,542	$367,578
Atlas Air, Inc., Series 2000-1, Class C, 9.702%, 7/02/2011(e)		40,344	36,713
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(e)		2,207,572	2,207,572
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(e)		289,324	225,673

			5,241,184

Wireless – 2.4%
ALLTEL Corp., 7.875%, 7/01/2032		540,000	535,950
Fairpoint Communications, Inc., 13.125%, 4/01/2018, 144A		720,000	655,200
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		1,835,000	1,211,100
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		700,000	476,000
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		705,000	472,350
Sprint Capital Corp., 6.875%, 11/15/2028		1,045,000	700,150
Sprint Capital Corp., 6.900%, 5/01/2019		815,000	631,625
True Move Co. Ltd., 10.750%, 12/16/2013, 144A		600,000	408,000

			5,090,375

Wirelines – 3.8%
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	220,000	150,472
Bell Canada, MTN, 5.000%, 2/15/2017	CAD	105,000	77,926
Bell Canada, MTN, 7.300%, 2/23/2032	CAD	275,000	212,401
Frontier Communications Corp., 7.875%, 1/15/2027		860,000	645,000
Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(b)		50,000	7,000
Level 3 Financing, Inc., 8.750%, 2/15/2017		95,000	68,875
Level 3 Financing, Inc., 9.250%, 11/01/2014		290,000	218,950
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		1,034,000	752,235
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		800,000	556,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		290,000	220,400
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		1,550,000	1,131,500
Qwest Corp., 6.500%, 6/01/2017		210,000	168,000
Qwest Corp., 6.875%, 9/15/2033		1,936,000	1,301,960
Qwest Corp., 7.200%, 11/10/2026		500,000	367,500
Qwest Corp., 7.250%, 9/15/2025		515,000	383,675
Qwest Corp., 7.250%, 10/15/2035		1,407,000	998,970
Qwest Corp., 7.500%, 6/15/2023		1,115,000	875,275

			8,136,139

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $176,813,108)			145,942,060

CONVERTIBLE BONDS – 7.7%

Healthcare – 0.5%
Advanced Medical Optics, Inc., 3.250%, 8/01/2026		285,000	185,962
Affymetrix, Inc., 3.500%, 1/15/2038		1,216,000	851,200

			1,037,162

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Industrial Other – 0.5%
Incyte Corp., 3.500%, 2/15/2011	$1,100,000	$1,007,875

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031	62,152	27,502
Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(f)	155,000	140,663

		168,165

Non-Captive Consumer – 0.2%
Countrywide Financial Corp., Series A, Zero Coupon Bond, 4/15/2037(b)	108,000	105,840
Countrywide Financial Corp., Series B, 0.554%, 5/15/2037(b)(c)	292,000	265,720

		371,560

Pharmaceuticals – 2.9%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024	230,000	115,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012	980,000	654,150
Nektar Therapeutics, 3.250%, 9/28/2012	1,180,000	594,425
Valeant Pharmaceuticals International, 3.000%, 8/16/2010	1,230,000	1,162,350
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	980,000	917,525
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	1,805,000	2,723,294

		6,166,744

REITs – 0.4%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	1,170,000	906,750

Technology – 1.3%
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008	595,000	575,662
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	230,000	157,263
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	350,000	274,313
Maxtor Corp., 5.750%, 3/01/2012(d)	1,489,000	1,369,880
Nortel Networks Corp., 2.125%, 4/15/2014	795,000	380,606
Richardson Electronics Ltd., 7.750%, 12/15/2011	132,000	99,000

		2,856,724

Textile – 0.0%
Dixie Yarns, Inc., 7.000%, 5/15/2012	19,000	16,910

Transportation Services – 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(g)	75,000	—

Wirelines – 1.8%
Level 3 Communications, Inc., 2.875%, 7/15/2010	2,005,000	1,576,431
Level 3 Communications, Inc., 3.500%, 6/15/2012	155,000	109,469
Level 3 Communications, Inc., 6.000%, 9/15/2009	1,820,000	1,710,800
Level 3 Communications, Inc., 6.000%, 3/15/2010	575,000	503,125

		3,899,825

TOTAL CONVERTIBLE BONDS
(Identified Cost $17,165,648)		16,431,715

TOTAL BONDS AND NOTES
(Identified Cost $193,978,756)		162,373,775

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BANK LOANS – 0.2%

Consumer Products – 0.0%
Mega Bloks, Inc., Term Loan B, 8.750%, 7/26/2012(h)	$99,743	$77,800

Food & Beverage – 0.0%
Dole Food Co., Inc., LOC, 4.788%, 4/12/2013(h)	6,120	5,367
Dole Food Co., Inc., Term Loan, 4.738%, 4/12/2013(h)	4,109	3,603
Dole Food Co., Inc., Tranche C Term Loan, 4.795%, 4/12/2013(h)	21,561	18,909

		27,879

Media Non-Cable – 0.2%
Idearc, Inc., Term Loan B, 5.767%, 11/17/2014(h)	527,695	314,638
Tribune Co., Tranche X, 5.541%, 6/04/2009(h)	25,600	23,712

		338,350

Wirelines – 0.0%
Hawaiian Telcom Communications, Inc., Term Loan C, 6.262%, 6/01/2014(h)	155,000	106,618

TOTAL BANK LOANS
(Identified Cost $679,612)		550,647

	Shares

COMMON STOCKS – 3.3%

Biotechnology – 1.3%
Vertex Pharmaceuticals, Inc.(b)(e)	82,587	2,745,192

Communications Equipment – 0.5%
Corning, Inc.(b)	69,766	1,091,140

Containers & Packaging – 0.6%
Owens-Illinois, Inc.(e)	40,621	1,194,257

Food Products – 0.0%
ConAgra Foods, Inc.	3,100	60,326

Household Durables – 0.1%
KB Home(b)	6,775	133,332

Oil, Gas & Consumable Fuels – 0.0%
Chesapeake Energy Corp.	2,846	102,058

Pharmaceuticals – 0.4%
Bristol-Myers Squibb Co.	43,200	900,720

REITs-Apartments – 0.3%
Apartment Investment & Management Co.(b)	4,746	166,205
Associated Estates Realty Corp.	32,565	424,322

		590,527

REITs-Shopping Malls – 0.1%
Developers Diversified Realty Corp.(b)	7,125	225,791

TOTAL COMMON STOCKS
(Identified Cost $5,170,771)		7,043,343

	Shares	Value (†)

PREFERRED STOCKS – 1.6%

CONVERTIBLE PREFERRED STOCKS – 1.3%

Automotive – 0.2%
Ford Motor Co. Capital Trust II, 6.500%(b)	27,177	$418,526
General Motors Corp., 6.250%	11,236	89,888

		508,414

Commercial Banks – 0.0%
Wachovia Corp., Series L, Class A, 7.500%	138	53,130

Diversified Consumer Services – 0.1%
Six Flags, Inc., 7.250%(b)	39,950	223,321

Diversified Financial Services – 0.1%
CIT Group, Inc., 8.750%	4,500	148,185

Electric Utilities – 0.4%
AES Trust III, 6.750%	17,119	656,514
CMS Energy Trust I, 7.750%	4,150	166,000

		822,514

Machinery – 0.1%
United Rentals Trust, 6.500%	14,328	315,216

Oil, Gas & Consumable Fuels – 0.1%
El Paso Energy Capital Trust I, 4.750%	5,700	189,881

REITs-Hotel – 0.0%
FelCor Lodging Trust, Inc., Series A, 7.800%	1,100	13,475

Semiconductors & Semiconductor Equipment – 0.3%
Lucent Technologies Capital Trust, 7.750%	1,150	534,347

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $5,063,611)		2,808,483

NON-CONVERTIBLE PREFERRED STOCKS – 0.3%

Capital Markets – 0.1%
Lehman Brothers Holdings Capital Trust I, 6.000%(i)	725	116
Lehman Brothers Holdings, Inc., 5.670%,(i)	1,362	95
Lehman Brothers Holdings, Inc., 5.940%,(i)	1,535	54
Lehman Brothers Holdings, Inc., 6.500%,(i)	6,334	317
Lehman Brothers Holdings, Inc., 7.950%,(i)	14,011	840
Merrill Lynch & Co., Inc., 6.375%,	18,000	246,420

		247,842

Thrifts & Mortgage Finance – 0.2%
Countrywide Capital IV, 6.750%, 4/01/2033	7,075	62,968
Federal Home Loan Mortgage Corp., 5.000%,(e)(k)	1,350	2,430
Federal Home Loan Mortgage Corp., 5.790%,(e)(k)	7,100	14,200
Federal Home Loan Mortgage Corp., 5.810%,(e)(k)	1,600	2,800
Federal Home Loan Mortgage Corp., 6.000%,(e)(k)	1,700	3,060
Federal Home Loan Mortgage Corp., 5.700%,(e)(k)	2,200	4,114
Federal Home Loan Mortgage Corp., 6.420%,(e)(k)	2,200	3,960
Federal Home Loan Mortgage Corp., 5.900%,(e)(k)	4,700	5,875
Federal Home Loan Mortgage Corp., 5.570%,(e)(k)	31,000	30,690
Federal Home Loan Mortgage Corp., 5.660%,(e)(k)	11,100	13,875
Federal Home Loan Mortgage Corp., 6.550%,(e)(k)	4,150	4,482
Federal Home Loan Mortgage Corp., 8.375%(e)(k)	28,100	45,803

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund – continued

	Shares/Principal Amount (‡)	Value (†)

NON-CONVERTIBLE PREFERRED STOCKS – continued

Thrifts & Mortgage Finance – continued
Federal National Mortgage Association, 5.810%,(k)	1,400	$5,040
Federal National Mortgage Association, 5.375%,(k)	1,850	6,105
Federal National Mortgage Association, 5.125%,(k)	900	3,150
Federal National Mortgage Association, 4.750%,(k)	4,850	15,035
Federal National Mortgage Association, 6.750%,(k)	2,200	3,960
Federal National Mortgage Association, 8.250%,(b)(k)	40,550	88,399

		315,946

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $2,955,610)		563,788

TOTAL PREFERRED STOCKS
(Identified Cost $8,019,221)		3,372,271

CLOSED END INVESTMENT COMPANIES – 1.2%
BlackRock Senior High Income Fund, Inc.	15,920	52,218
DWS High Income Trust	22,522	74,773
Dreyfus High Yield Strategies Fund	78,008	232,464
Highland Credit Strategies Fund(b)	31,505	301,188
Van Kampen High Income Trust II	42,002	96,184
Western Asset High Income Opportunity Fund, Inc.	176,050	764,057
Western Asset Managed High Income Fund, Inc.(b)	222,550	994,798

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $3,511,223)		2,515,682

SHORT-TERM INVESTMENTS – 22.2%
State Street Navigator Securities Lending Prime Portfolio(j)	12,836,133	12,836,133
Repurchase Agreement with State Street Corp. dated 9/30/08 at 1.300% to be repurchased at $8,723 on 10/01/08 collateralized by $10,000 Federal Home Loan Bank, 5.300% due 10/03/12 with a value of $10,261, including accrued interest (Note 2h of Notes to Financial Statements)	$8,723	8,723
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/08 at 1.300% to be repurchased at $34,683,252 on 10/01/08 collateralized by $34,770,000 Federal National Mortgage Association, 4.330% due 7/28/11 with a value of $35,378,475, including accrued interest (Note 2h of Notes to Financial Statements)	34,682,000	34,682,000

Value (†)

SHORT-TERM INVESTMENTS – continued

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $47,526,856)	47,526,856

TOTAL INVESTMENTS – 104.3%
(Identified Cost $258,886,439)(a)	223,382,574
Other Assets Less Liabilities—(4.3)%	(9,181,623)

NET ASSETS – 100.0%	$214,200,951

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $258,932,731 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,279,669
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(42,829,826)

Net unrealized depreciation	$(35,550,157)

(b)	All or a portion of this security was on loan to brokers at September 30, 2008.
(c)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(d)	Illiquid security. At September 30, 2008, the value of these securities amounted to $6,001,515 or 2.8% of net assets.
(e)	Non-income producing security.
(f)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2008.
(i)	Issuer has filed for bankruptcy.
(j)	Represents investment of security lending collateral.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $14,018,438 or 6.5% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LOC	Letter of Credit
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Icelandic Krona; MXN: Mexican Peso; NZD: New Zealand Dollar; THB: Thai Baht

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Institutional High Income Fund – continued

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Wirelines	5.6%
Pharmaceuticals	5.3
Technology	4.8
Non-Captive Diversified	4.6
Electric	4.3
Automotive	4.2
Healthcare	3.8
Banking	3.5
Retailers	3.2
Non-Captive Consumer	3.1
Sovereigns	3.1
Paper	2.9
Home Construction	2.8
Supranational	2.8
Chemicals	2.5
Pipelines	2.4
Transportation Services	2.4
Wireless	2.4
Other Investments, less than 2% each	18.4
Short-Term Investments	22.2

Total Investments	104.3
Other assets less liabilities	(4.3)

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Intermediate Duration Fixed Income Fund

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – 93.3% of Net Assets

ABS Credit Card – 2.2%
BA Credit Card Trust, Series 2008-A5, Class A5, 3.688%, 12/16/2013(b)	$260,000	$255,388
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	255,000	221,576
Discover Card Master Trust I, 2.538%, 10/16/2014(b)	150,000	138,695
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 2.748%, 8/16/2021(b)	140,000	117,338

		732,997

Aerospace & Defense – 0.0%
Boeing Capital Corp., 6.100%, 3/01/2011	5,000	5,249

Asset-Backed Securities – 2.3%
Americredit Automobile Receivables Trust, Series 2004-DF, Class A4, 3.430%, 7/06/2011	69,376	67,191
Capital Auto Receivables Asset Trust, Series 2004-2, Class A4, 3.750%, 7/15/2009	6,351	6,344
Countrywide Asset Backed Certificates, Series 2004-S1, Class A2, 3.872%, 3/25/2020	44,006	42,302
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	135,000	96,943
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	282,101	256,327
Ford Credit Auto Owner Trust, 4.380%, 1/15/2010	95,023	94,911
Navistar Financial Corp. Owner Trust, Series 2004-B, Class A4, 3.530%, 10/15/2012	155,049	153,965
USAA Auto Owner Trust, Series 2006-1, Class A3, 5.010%, 9/15/2010	46,557	46,655

		764,638

Automotive – 0.4%
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	235,000	144,421

Banking – 6.7%
Bank of America Corp., 5.650%, 5/01/2018	345,000	290,591
Bank One Corp., 5.900%, 11/15/2011	5,000	4,881
Citigroup, Inc., 5.300%, 10/17/2012	425,000	378,345
Credit Suisse NY, 6.000%, 2/15/2018	110,000	95,832
HSBC Finance Corp., 4.750%, 4/15/2010	350,000	344,154
JPMorgan Chase & Co., 5.600%, 6/01/2011	475,000	468,822
Suntrust Banks, Inc., 5.250%, 11/05/2012	190,000	170,683
Wachovia Corp., 5.300%, 10/15/2011	175,000	145,928
Wells Fargo & Co., 5.250%, 10/23/2012	305,000	292,754

		2,191,990

Brokerage – 3.5%
Bear Stearns Cos., Inc., 5.350%, 2/01/2012	130,000	123,683
Goldman Sachs Group, Inc., 4.500%, 6/15/2010	300,000	278,484
Goldman Sachs Group, Inc., 5.300%, 2/14/2012	10,000	9,012
Goldman Sachs Group, Inc., 5.450%, 11/01/2012	155,000	131,392
Merrill Lynch & Co., Inc., 5.450%, 2/05/2013	350,000	315,287
Morgan Stanley, 5.300%, 3/01/2013	400,000	274,720

		1,132,578

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Chemicals – 0.5%
Lubrizol Corp., 4.625%, 10/01/2009		$5,000	$4,976
PPG Industries, Inc., 5.750%, 3/15/2013		170,000	168,486

			173,462

Construction Machinery – 0.7%
Caterpillar Financial Services, MTN, 4.850%, 12/07/2012		160,000	155,735
John Deere Capital Corp., MTN, 4.500%, 4/03/2013		90,000	85,902

			241,637

Consumer Products – 1.0%
Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013		175,000	170,538
Newell Rubberamid, Inc., 5.500%, 4/15/2013		170,000	161,812

			332,350

Diversified Manufacturing – 0.5%
Honeywell International, Inc., 4.250%, 3/01/2013		175,000	169,990

Electric – 2.2%
Carolina Power & Light Co., 6.500%, 7/15/2012		5,000	5,150
Duke Energy Corp., 5.625%, 11/30/2012		300,000	303,840
Nisource Finance Corp., 7.875%, 11/15/2010		145,000	149,134
Pacific Gas & Electric Co., 3.600%, 3/01/2009		5,000	4,960
Virginia Electric and Power Co., 5.100%, 11/30/2012		260,000	254,501

			717,585

Entertainment – 1.7%
Time Warner, Inc., 5.875%, 11/15/2016		225,000	197,748
Time Warner, Inc., 6.500%, 11/15/2036		45,000	34,173
Walt Disney Co., 5.700%, 7/15/2011		315,000	324,472

			556,393

Food & Beverage – 1.6%
General Mills, Inc., 5.650%, 9/10/2012		225,000	227,097
HJ Heinz Finance Co., 6.000%, 3/15/2012		100,000	102,182
Kellogg Co., 5.125%, 12/03/2012		175,000	174,501
Kraft Foods, Inc., 5.625%, 11/01/2011		5,000	5,018

			508,798

Government Sponsored – 1.1%
Federal National Mortgage Association, 2.290%, 2/19/2009	SGD	500,000	348,592

Healthcare – 2.1%
Hospira, Inc., 5.550%, 3/30/2012		250,000	249,862
Medco Health Solutions, Inc., 6.125%, 3/15/2013		170,000	172,932
UnitedHealth Group, Inc., 4.875%, 2/15/2013		180,000	172,043
WellPoint, Inc., 5.250%, 1/15/2016		100,000	92,112

			686,949

Healthcare Insurance – 0.6%
Aetna, Inc., 7.875%, 3/01/2011		170,000	180,531

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Hybrid ARMs – 1.1%
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 6.321%, 9/25/2036(b)	$556,242	$372,658

Independent Energy – 0.5%
XTO Energy, Inc., 4.900%, 2/01/2014	5,000	4,670
XTO Energy, Inc., 5.750%, 12/15/2013	170,000	163,203

		167,873

Media Cable – 2.2%
Comcast Cable Communications, 7.125%, 6/15/2013	195,000	196,893
Comcast Corp., 4.950%, 6/15/2016	160,000	137,919
Cox Communications, Inc., 4.625%, 1/15/2010	5,000	4,927
Cox Communications, Inc., 5.450%, 12/15/2014	215,000	200,327
Time Warner Cable, Inc., 6.200%, 7/01/2013	170,000	164,925

		704,991

Media Non-Cable – 0.5%
Thomson Reuters Corp., 5.950%, 7/15/2013	175,000	174,793

Metals & Mining – 0.9%
United States Steel Corp., 6.050%, 6/01/2017	175,000	152,066
Vale Overseas Ltd., 6.250%, 1/23/2017	165,000	154,183

		306,249

Mortgage Related – 27.9%
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.739%, 5/10/2045(b)	205,000	185,517
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	490,000	457,575
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.712%, 6/11/2040(b)	250,000	215,391
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	140,000	135,536
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 6.014%, 7/25/2021(b)	275,942	239,639
Federal Home Loan Mortgage Corp., 4.500%, 12/01/2019	15,351	15,058
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2019	5,728	5,737
Federal Home Loan Mortgage Corp., 5.000%, 1/01/2020	6,936	6,925
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2023	994,411	986,624
Federal Home Loan Mortgage Corp., 5.000%, 8/15/2024	496,348	499,959
Federal Home Loan Mortgage Corp., 5.500%, 3/01/2013	9,863	10,012
Federal Home Loan Mortgage Corp., 5.500%, 8/01/2022	191,459	192,886
Federal Home Loan Mortgage Corp., 6.000%, 11/01/2012	16,991	17,508
Federal Home Loan Mortgage Corp., 6.343%, 1/01/2035(b)	252,415	258,742

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal Home Loan Mortgage Corp., 6.500%, 1/01/2024	$4,378	$4,545
Federal Home Loan Mortgage Corp., 7.000%, 2/01/2009	139	141
Federal Home Loan Mortgage Corp., 8.000%, 7/01/2025	466	506
Federal National Mortgage Association, 4.500%, 12/01/2019	19,248	18,905
Federal National Mortgage Association, 5.000%, 1/01/2019	312,094	313,121
Federal National Mortgage Association, 5.000%, 2/01/2019	452,096	452,170
Federal National Mortgage Association, 5.375%, 6/12/2017(c)	680,000	712,960
Federal National Mortgage Association, 5.500%, 1/01/2017	49,078	50,006
Federal National Mortgage Association, 5.500%, 1/01/2017	56,542	57,559
Federal National Mortgage Association, 5.500%, 2/01/2017	29,765	30,328
Federal National Mortgage Association, 5.500%, 8/01/2017	681,547	693,800
Federal National Mortgage Association, 5.500%, 9/01/2017	150,547	153,254
Federal National Mortgage Association, 5.500%, 11/01/2017	998	1,016
Federal National Mortgage Association, 5.500%, 1/01/2020(d)	664,042	673,075
Federal National Mortgage Association, 5.500%, 3/01/2020(d)	554,034	560,012
Federal National Mortgage Association, 6.000%, 9/01/2021	9,757	9,950
Federal National Mortgage Association, 7.500%, 6/01/2016	2,661	2,792
Federal National Mortgage Association, 8.000%, 6/01/2015	3,738	3,964
Government National Mortgage Association, 6.500%, 12/15/2023	10,734	11,028
Government National Mortgage Association, 8.500%, 9/15/2022	3,247	3,588
Government National Mortgage Association, 9.500%, 1/15/2019	7,169	7,986
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	205,000	183,924
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	410,000	393,172
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2, 5.861%, 4/15/2045(b)	375,000	365,246
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	230,000	218,751

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.424%, 2/12/2039(b)		$320,000	$285,033
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.909%, 6/12/2046(b)		210,000	191,710
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047		330,000	294,993
Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.742%, 8/12/2041(b)		205,000	199,535

			9,120,179

Non-Captive Consumer – 0.6%
American Express Co., 5.500%, 9/12/2016		85,000	72,542
American Express Co., 6.150%, 8/28/2017		45,000	38,293
American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012		5,000	2,733
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		10,000	6,200
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		10,000	6,200
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		80,000	54,400

			180,368

Non-Captive Diversified – 3.2%
CIT Group, Inc., 5.650%, 2/13/2017		255,000	124,432
CIT Group, Inc., 5.850%, 9/15/2016		20,000	9,700
General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012	SGD	500,000	347,851
General Electric Capital Corp., Series A, GMTN, 5.250%, 10/19/2012		345,000	324,354
International Lease Finance Corp., Series Q, MTN, 5.750%, 6/15/2011		205,000	147,732
iStar Financial, Inc., 5.150%, 3/01/2012		170,000	85,000

			1,039,069

Oil Field Services – 0.5%
Weatherford International Ltd., 5.150%, 3/15/2013		175,000	168,534

Pharmaceuticals – 0.8%
Abbott Laboratories, 5.150%, 11/30/2012		240,000	242,756
Schering-Plough Corp., 5.550%, 12/01/2013		5,000	4,835

			247,591

Pipelines – 1.5%
Energy Transfer Partners LP, 6.000%, 7/01/2013		170,000	166,016
Kinder Morgan Energy Partners LP, 5.000%, 12/15/2013		185,000	171,344
Spectra Energy Capital LLC, 5.668%, 8/15/2014		175,000	167,258

			504,618

Railroads – 1.6%
Burlington Northern Santa Fe Corp., 6.125%, 3/15/2009		205,000	204,969
Canadian Pacific Railway Co., 5.750%, 5/15/2013		170,000	164,996
Union Pacific Corp., 5.750%, 11/15/2017		160,000	148,095

			518,060

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

REITs – 3.4%
Colonial Realty LP, 4.750%, 2/01/2010	$55,000	$53,163
Colonial Realty LP, 4.800%, 4/01/2011	125,000	118,750
Developers Diversified Realty Corp., 3.875%, 1/30/2009	10,000	9,840
ERP Operating LP, 6.625%, 3/15/2012	165,000	163,838
Federal Realty Investment Trust, 5.400%, 12/01/2013	215,000	200,581
First Industrial LP, 5.250%, 6/15/2009	10,000	9,829
ProLogis Trust, 5.500%, 4/01/2012	410,000	393,148
Simon Property Group LP, 5.300%, 5/30/2013	170,000	158,787

		1,107,936

Retailers – 1.2%
CVS Caremark Corp., 5.750%, 6/01/2017	160,000	149,519
J.C. Penney Corp., Inc., 5.750%, 2/15/2018	50,000	42,006
Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012	205,000	188,782

		380,307

Supermarkets – 0.6%
Kroger Co., 6.200%, 6/15/2012	50,000	50,490
Kroger Co., 6.400%, 8/15/2017	35,000	33,559
Kroger Co., 6.750%, 4/15/2012	115,000	117,727

		201,776

Technology – 4.2%
Agilent Technologies, Inc., 6.500%, 11/01/2017	120,000	109,394
Corning, Inc., 6.200%, 3/15/2016	45,000	43,448
Equifax, Inc., 7.000%, 7/01/2037	85,000	71,691
IBM International Group Capital, 5.050%, 10/22/2012	230,000	231,920
Jabil Circuit, Inc., 5.875%, 7/15/2010	350,000	336,000
National Semiconductor Corp., 6.600%, 6/15/2017	175,000	164,193
Oracle Corp., 4.950%, 4/15/2013	170,000	169,451
Pitney Bowes, Inc., 5.250%, 1/15/2037	95,000	87,438
Xerox Corp., 6.400%, 3/15/2016	170,000	158,319

		1,371,854

Treasuries – 12.3%
U.S. Treasury STRIPS, Zero Coupon Bond, 2/15/2015	535,000	427,268
U.S. Treasury Notes, 2.750%, 2/28/2013(c)	565,000	562,087
U.S. Treasury Notes, 3.375%, 11/30/2012(c)	710,000	727,084
U.S. Treasury Notes, 4.000%, 2/15/2015(c)(d)	775,000	813,871
U.S. Treasury Notes, 4.000%, 8/15/2018(c)	120,000	121,706
U.S. Treasury Notes, 4.250%, 8/15/2014(c)	65,000	69,210
U.S. Treasury Notes, 4.625%, 2/15/2017	170,000	180,904
U.S. Treasury Notes, 4.750%, 5/15/2014(c)	175,000	191,133
U.S. Treasury Notes, 4.750%, 8/15/2017(c)	670,000	718,208
U.S. Treasury Notes, 5.000%, 2/15/2011(c)	200,000	213,875

		4,025,346

Wireless – 0.9%
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	5,000	3,350
Sprint Nextel Corp., 6.000%, 12/01/2016	170,000	130,900
Vodafone Group Plc, 5.350%, 2/27/2012	175,000	171,925

		306,175

	Shares/Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – 2.3%
AT&T, Inc., 5.100%, 9/15/2014	$180,000	$168,352
Embarq Corp., 7.995%, 6/01/2036	155,000	110,842
Qwest Corp., 5.625%, 11/15/2008	110,000	108,900
Telecom Italia Capital SA, 4.950%, 9/30/2014	185,000	156,005
Verizon New England, Inc., 6.500%, 9/15/2011	5,000	4,957
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	230,000	211,672

		760,728

TOTAL BONDS AND NOTES
(Identified Cost $32,432,073)		30,547,265

SHORT-TERM INVESTMENTS – 18.9%
State Street Navigator Securities Lending Prime Portfolio(e)	4,238,526	4,238,526
Federal Home Loan Mortgage Corp., Discount Notes, 2.050%, 11/04/08(f)	200,000	199,613
Federal National Mortgage Association, Discount Notes, 2.380%, 10/27/2008(f)	445,000	444,839
Federal National Mortgage Association, Discount Notes, 2.250%, 10/28/08(f)	970,000	968,363
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/08 at 1.300% to be repurchased at $352,013 on 10/01/08 collateralized by $360,000 Federal Home Loan Bank, 3.750% due 8/18/09 valued at $363,000 including accrued interest (Note 2h of Notes to Financial Statements)	352,000	352,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $6,202,737)		6,203,341

TOTAL INVESTMENTS – 112.2%
(Identified Cost $38,634,810)(a)		36,750,606
Other Assets Less Liabilities—(12.2)%		(4,002,762)

NET ASSETS – 100.0%		$32,747,844

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $38,698,411 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$113,836
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(2,061,641)

Net unrealized depreciation		$(1,947,805)

(b)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(c)	All or a portion of this security was on loan to brokers at September 30, 2008.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	Represents investment of securities lending collateral.
(f)	Rate represents discount rate at time of purchase.
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

STRIPS	Separate Trading of Registered Interest and Principal of Securities

Key to Abbreviations: SGD Singapore Dollar

At September 30, 2008 open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Depreciation
10 YearU.S. Treasury Note	12/19/2008	9	$1,031,625	$(8,735)

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Mortgage Related	27.9%
Treasuries	12.3
Banking	6.7
Technology	4.2
Brokerage	3.5
REITs	3.4
Non-Captive Diversified	3.2
Asset-Backed Securities	2.3
Wirelines	2.3
ABS Credit Card	2.2
Electric	2.2
Media Cable	2.2
Healthcare	2.1
Other Investments, less than 2% each	18.8
Short-Term Investments	18.9

Total Investments	112.2
Other assets less liabilities (including variation margin on open Futures Contracts)	(12.2)

Net Assets	100.0%

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 91.6% of Net Assets

NON-CONVERTIBLE BONDS – 90.6%

ABS Car Loan – 1.1%
ARG Funding Corp., Series 2005-2A, Class A5, 3.348%, 5/20/2011, 144A(b)		$3,245,000	$2,981,481

ABS Credit Card – 0.3%
World Financial Network Credit Card, Series 2008-B, Class M, 7.800%, 10/15/2013		732,000	727,464

Aerospace & Defense – 0.1%
Boeing Capital Corp., 6.500%, 2/15/2012		165,000	175,335

Airlines – 1.7%
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 8/10/2022		2,344,635	1,594,352
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		3,455,000	3,162,918

			4,757,270

Asset-Backed Securities – 1.1%
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		2,500,000	2,220,500
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021		326,825	296,964
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021		455,000	182,000
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.804%, 7/25/2034		499,938	324,959
Navistar Financial Corp. Owner Trust, Series 2005-A, Class A3, 4.220%, 2/15/2010		21,841	21,843

			3,046,266

Automotive – 0.4%
Ford Motor Co., 6.375%, 2/01/2029		2,665,000	986,050
Ford Motor Credit Co. LLC, 7.375%, 10/28/2009		150,000	120,595
General Motors Corp., 8.250%, 7/15/2023		50,000	19,625

			1,126,270

Banking – 6.1%
BAC Capital Trust VI, 5.625%, 3/08/2035		1,045,000	797,752
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	940,000,000	792,530
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	70,000,000	2,044,182
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	1,950,000,000	1,656,518
Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, 144A	THB	17,000,000	496,043
BNP Paribas SA, EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	7,484,000,000	572,927
Citibank NA, 15.000%, 7/02/2010, 144A	BRL	4,000,000	2,143,759
Countrywide Financial Corp., 6.250%, 5/15/2016(c)		230,000	163,742
JPMorgan Chase & Co., Zero Coupon Bond, 5/17/2010, 144A	BRL	8,035,000	3,396,632
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	8,972,574,000	707,149
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	5,376,000,000	423,125
JPMorgan Chase & Co., 4.750%, 5/01/2013		60,000	55,838

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	9,533,078,500	$795,299
Rabobank Nederland, 10.250%, 9/10/2009, 144A	ISK	65,000,000	604,217
Rabobank Nederland, EMTN, 14.000%, 1/28/2009, 144A	ISK	220,000,000	2,096,245
Washington Mutual Finance Corp., 6.875%, 5/15/2011		135,000	130,062

			16,876,020

Brokerage – 3.9%
Bear Stearns Co., Inc. (The), 5.550%, 1/22/2017		230,000	197,510
Goldman Sachs Group LP, 5.000%, 10/01/2014		1,725,000	1,438,766
Goldman Sachs Group, Inc. (The), 5.150%, 1/15/2014		870,000	714,516
Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037(d)		2,030,000	2,538
Lehman Brothers Holdings, Inc., MTN, (fixed rate to 5/03/2027, variable rate thereafter), 6.000%, 5/03/2032(d)		155,000	194
Merrill Lynch & Co., Inc., 6.110%, 1/29/2037		3,770,000	2,617,194
Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015		235,000	192,282
Morgan Stanley, 3.875%, 1/15/2009		2,630,000	2,419,647
Morgan Stanley, 4.750%, 4/01/2014		245,000	129,873
Morgan Stanley, 5.375%, 10/15/2015		1,300,000	805,733
Morgan Stanley, EMTN, 5.450%, 1/09/2017		260,000	161,280
Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017		800,000	495,944
Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017		260,000	162,876
Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018		2,245,000	1,485,721

			10,824,074

Building Materials – 0.2%
Masco Corp., 5.850%, 3/15/2017		500,000	421,989

Chemicals – 1.8%
Lubrizol Corp., 6.500%, 10/01/2034		2,005,000	1,802,250
Methanex Corp., 6.000%, 8/15/2015		980,000	862,047
PPG Industries, Inc., 6.650%, 3/15/2018		2,410,000	2,380,037

			5,044,334

Distributors – 0.7%
Equitable Resources, Inc., 6.500%, 4/01/2018(c)		2,150,000	2,051,293

Diversified Manufacturing – 0.1%
General Electric Co., 5.000%, 2/01/2013		310,000	285,515

Electric – 5.1%
AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018		2,800,000	2,611,162
Baltimore Gas & Electric Co., 5.200%, 6/15/2033		500,000	340,262
Bruce Mansfield Unit, 6.850%, 6/01/2034(e)		1,550,000	1,545,660
Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036		960,000	763,207
Commonwealth Edison Co., 4.700%, 4/15/2015		555,000	500,432

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
Commonwealth Edison Co., 4.750%, 12/01/2011(e)		$41,000	$38,991
Commonwealth Edison Co., 5.875%, 2/01/2033		1,180,000	967,045
Dominion Resources, Inc., 5.950%, 6/15/2035		385,000	318,507
Duke Energy Carolinas, 4.200%, 10/01/2008		460,000	460,000
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027		1,000,000	1,047,290
Illinois Power Co., 6.250%, 4/01/2018		3,385,000	3,117,399
MidAmerican Energy Holdings Co., 6.125%, 4/01/2036		445,000	374,281
MidAmerican Energy Holdings Co., 6.500%, 9/15/2037		1,035,000	908,068
Nisource Finance Corp., 6.150%, 3/01/2013		195,000	188,745
Nisource Finance Corp., 6.400%, 3/15/2018		1,255,000	1,124,717

			14,305,766

Entertainment – 1.0%
Time Warner, Inc., 6.500%, 11/15/2036		410,000	311,358
Time Warner, Inc., 6.625%, 5/15/2029		870,000	694,887
Time Warner, Inc., 6.950%, 1/15/2028		375,000	312,645
Time Warner, Inc., 7.625%, 4/15/2031		245,000	212,748
Time Warner, Inc., 7.700%, 5/01/2032		160,000	139,798
Viacom, Inc., Class B, 6.875%, 4/30/2036		1,325,000	1,062,226

			2,733,662

Food & Beverage – 1.4%
Anheuser-Busch Cos., Inc., 5.950%, 1/15/2033		995,000	769,156
Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037		1,270,000	1,028,917
Cia Brasileira de Bebidas, 8.750%, 9/15/2013		1,025,000	1,095,468
Kraft Foods, Inc., 6.250%, 6/01/2012		210,000	211,100
Kraft Foods, Inc., 6.500%, 11/01/2031		960,000	834,626

			3,939,267

Foreign Local Governments – 0.8%
Province of Alberta, 5.000%, 12/16/2008	CAD	2,000,000	1,889,857
Province of Alberta, 5.930%, 9/16/2016	CAD	411,524	418,906

			2,308,763

Government Owned-No Guarantee – 1.8%
Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A		2,565,000	2,500,647
DP World Ltd., 6.850%, 7/02/2037, 144A		3,500,000	2,591,260

			5,091,907

Healthcare – 1.3%
Covidien International Finance SA, 6.000%, 10/15/2017		900,000	889,194
Covidien International Finance SA, 6.550%, 10/15/2037		900,000	865,255
HCA, Inc., 5.750%, 3/15/2014		1,020,000	795,600
HCA, Inc., 6.250%, 2/15/2013		195,000	162,825
HCA, Inc., 6.375%, 1/15/2015		95,000	74,813
HCA, Inc., 6.500%, 2/15/2016		55,000	43,588
HCA, Inc., 6.750%, 7/15/2013		30,000	25,200
HCA, Inc., 7.050%, 12/01/2027		100,000	67,529
HCA, Inc., 7.190%, 11/15/2015		190,000	151,683

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – continued
HCA, Inc., 7.500%, 12/15/2023		$75,000	$54,941
HCA, Inc., 7.690%, 6/15/2025		175,000	130,067
HCA, Inc., 8.360%, 4/15/2024		305,000	236,399
HCA, Inc., MTN, 7.580%, 9/15/2025		10,000	7,367
HCA, Inc., MTN, 7.750%, 7/15/2036		305,000	216,520

			3,720,981

Home Construction – 2.7%
Centex Corp., 5.250%, 6/15/2015		380,000	279,300
Lennar Corp., Series B, 5.600%, 5/31/2015		1,250,000	812,500
Lennar Corp., Series B, 6.500%, 4/15/2016		770,000	519,750
Pulte Homes, Inc., 5.200%, 2/15/2015		1,265,000	1,012,000
Pulte Homes, Inc., 6.000%, 2/15/2035(c)		3,340,000	2,388,100
Pulte Homes, Inc., 6.375%, 5/15/2033		1,455,000	1,062,150
Toll Brothers Finance Corp., 5.150%, 5/15/2015		1,725,000	1,458,858

			7,532,658

Hybrid ARMS – 0.5%
Federal National Mortgage Association, 6.039%, 2/01/2037(b)		412,210	415,010
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 6.321%, 9/25/2036(b)		567,671	380,315
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.588%, 7/25/2035(b)		425,372	372,135
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 4.997%, 10/25/2035(b)		323,046	280,375

			1,447,835

Independent Energy – 2.8%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		1,365,000	1,254,592
Anadarko Petroleum Corp., 6.450%, 9/15/2036		1,215,000	952,618
Apache Corp., 6.000%, 1/15/2037		1,940,000	1,639,735
Questar Market Resources, Inc., 6.800%, 4/01/2018(c)		3,365,000	3,392,923
Talisman Energy, Inc., 5.850%, 2/01/2037		15,000	11,260
XTO Energy, Inc., 6.100%, 4/01/2036		65,000	53,821
XTO Energy, Inc., 6.750%, 8/01/2037		435,000	385,983

			7,690,932

Local Authorities – 2.7%
Manitoba (Province of), GMTN, 6.375%, 9/01/2015	NZD	4,635,000	3,035,926
Quebec Province, Series QC, 6.750%, 11/09/2015	NZD	1,185,000	795,574
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	1,735,000	1,378,513
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(e)		2,880,000	2,230,416

			7,440,429

Media Cable – 2.8%
Comcast Corp., 5.650%, 6/15/2035		2,090,000	1,553,566
Comcast Corp., 6.450%, 3/15/2037		1,230,000	992,072
Comcast Corp., 6.500%, 11/15/2035		1,570,000	1,310,831
Comcast Corp., 6.950%, 8/15/2037		1,925,000	1,641,935
Time Warner Cable, Inc., 6.750%, 7/01/2018		2,500,000	2,334,825

			7,833,229

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Media Non-Cable – 0.9%
Clear Channel Communications, Inc., 5.750%, 1/15/2013	$250,000	$90,000
News America, Inc., 6.200%, 12/15/2034	950,000	757,425
News America, Inc., 6.400%, 12/15/2035	1,980,000	1,663,261

		2,510,686

Metals & Mining – 0.0%
Teck Cominco Ltd., 7.000%, 9/15/2012	100,000	101,207

Mortgage Related – 6.8%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.1800%, 9/10/2047(b)	160,000	145,218
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045, Class A	220,000	212,707
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040	280,000	274,158
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	360,000	320,419
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	155,000	150,058
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.7680%, 6/10/2046(b)	480,000	433,844
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020	324,163	289,417
Federal Home Loan Mortgage Corp., 4.000%, 7/01/2019	326,653	312,560
Federal Home Loan Mortgage Corp., 4.500%, 4/01/2019	653,185	640,721
Federal Home Loan Mortgage Corp., 5.000%, 12/14/2018(c)	281,000	264,128
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2034	208,212	203,334
Federal Home Loan Mortgage Corp., 5.500%, 8/01/2033	527,216	525,988
Federal Home Loan Mortgage Corp., 5.500%, 2/01/2037	600,382	597,764
Federal Home Loan Mortgage Corp., 6.000%, 2/01/2020	225,748	229,932
Federal Home Loan Mortgage Corp., 6.000%, 6/01/2035	419,216	426,342
Federal Home Loan Mortgage Corp., 6.500%, 10/15/2008	2,032	2,030
Federal Home Loan Mortgage Corp., 10.000%, 8/01/2018	3,573	4,100
Federal Home Loan Mortgage Corp., 10.000%, 10/01/2018	2,326	2,663
Federal Home Loan Mortgage Corp., 10.250%, 12/01/2009	1,897	1,916
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035	675,000	655,777

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal National Mortgage Association, 4.000%, 1/01/2020	$176,410	$168,799
Federal National Mortgage Association, 4.500%, 3/01/2035	268,501	254,876
Federal National Mortgage Association, 4.500%, 9/01/2035	372,293	352,712
Federal National Mortgage Association, 5.000%, 2/01/2018	109,152	109,648
Federal National Mortgage Association, 5.000%, 6/01/2020	314,857	313,925
Federal National Mortgage Association, 5.000%, 4/01/2034	200,359	195,671
Federal National Mortgage Association, 5.000%, 5/01/2034	203,103	198,350
Federal National Mortgage Association, 5.000%, 5/01/2035	368,162	359,317
Federal National Mortgage Association, 5.000%, 6/01/2035	259,583	253,347
Federal National Mortgage Association, 5.000%, 6/01/2035	149,886	146,285
Federal National Mortgage Association, 5.000%, 8/01/2035	365,977	357,184
Federal National Mortgage Association, 5.500%, 9/01/2016	73,161	74,545
Federal National Mortgage Association, 5.500%, 8/01/2019	47,785	48,435
Federal National Mortgage Association, 5.500%, 12/01/2032	118,995	119,090
Federal National Mortgage Association, 5.500%, 1/01/2033	256,362	256,566
Federal National Mortgage Association, 5.500%, 6/01/2033	383,498	384,071
Federal National Mortgage Association, 5.500%, 7/01/2033	567,992	568,089
Federal National Mortgage Association, 5.500%, 9/01/2034	225,384	225,211
Federal National Mortgage Association, 5.500%, 3/01/2035	76,747	76,688
Federal National Mortgage Association, 5.500%, 3/01/2035	64,570	64,480
Federal National Mortgage Association, 5.500%, 5/01/2035	76,926	76,819
Federal National Mortgage Association, 5.500%, 8/01/2035	146,994	146,789
Federal National Mortgage Association, 5.500%, 12/01/2035	322,818	322,368
Federal National Mortgage Association, 5.500%, 1/01/2036	17,425	17,401
Federal National Mortgage Association, 5.500%, 2/01/2036	7,358	7,348
Federal National Mortgage Association, 5.500%, 4/01/2036	406,887	406,321
Federal National Mortgage Association, 5.500%, 6/01/2036	95,794	95,616

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal National Mortgage Association, 5.736%, 9/01/2036(b)	$435,487	$447,098
Federal National Mortgage Association, 6.000%, 12/01/2018	28,175	28,864
Federal National Mortgage Association, 6.000%, 12/01/2020	34,874	35,567
Federal National Mortgage Association, 6.000%, 3/01/2021	326,605	334,212
Federal National Mortgage Association, 6.000%, 10/01/2028	29,189	29,812
Federal National Mortgage Association, 6.000%, 10/01/2033	623,460	634,447
Federal National Mortgage Association, 6.500%, 2/01/2011	3,928	4,073
Federal National Mortgage Association, 6.500%, 10/01/2031	92,200	95,352
Federal National Mortgage Association, 6.500%, 10/01/2033	44,397	45,790
Federal National Mortgage Association, 6.500%, 10/01/2033	86,904	89,630
Federal National Mortgage Association, 6.500%, 10/01/2033	63,633	65,629
Federal National Mortgage Association, 6.500%, 11/01/2033	89,344	92,147
Federal National Mortgage Association, 7.000%, 4/25/2020	42,811	44,352
Government National Mortgage Association, 6.500%, 2/20/2028	144,071	148,185
Government National Mortgage Association, 7.000%, 11/20/2025	5,698	5,986
Government National Mortgage Association, 10.000%, 5/15/2018	15,321	17,363
Government National Mortgage Association, 10.000%, 8/15/2018	9,768	11,117
Government National Mortgage Association, 10.000%, 12/15/2018	47,908	54,529
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	485,000	475,014
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	805,000	722,237
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	350,000	309,645
JP Morgan Chase Commercial Mortgage Securities Corp.,Series 2006-LDP7, Class A4, 5.8754%, 4/15/2045(b)	600,000	542,544
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	480,000	427,268
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.883%, 6/15/2038(b)	180,000	164,417
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	390,000	341,375
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2, 5.303%, 2/15/2040	915,000	851,582

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039(b)		$335,000	$324,493
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.9093%, 6/12/2046(b)		235,000	214,533
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042		350,000	315,113
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047		425,000	379,915
Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021		332,240	272,176

			18,817,492

Non-Captive Consumer – 1.6%
American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012		45,000	24,596
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017		2,815,000	1,305,293
Countrywide Financial Corp., Series A, MTN, 3.333%, 12/19/2008(b)(c)		50,000	49,434
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		144,000	123,891
HSBC Finance Corp., 8.000%, 7/15/2010		205,000	209,192
Residential Capital LLC, 8.500%, 6/01/2012		380,000	76,000
Residential Capital LLC, 8.875%, 6/30/2015(c)		155,000	31,000
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		70,000	42,000
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		680,000	445,400
SLM Corp., Series A, MTN, 6.500%, 6/15/2010	NZD	970,000	538,733
SLM Corp., Series A, MTN, 8.450%, 6/15/2018		2,385,000	1,621,800

			4,467,339

Non-Captive Diversified – 3.1%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015		255,000	125,228
CIT Group, Inc., 5.125%, 9/30/2014		510,000	251,510
CIT Group, Inc., 5.400%, 2/13/2012		30,000	17,246
CIT Group, Inc., 5.400%, 1/30/2016		60,000	29,040
CIT Group, Inc., 5.650%, 2/13/2017		215,000	104,913
CIT Group, Inc., 5.800%, 7/28/2011		240,000	155,958
CIT Group, Inc., 5.800%, 10/01/2036		610,000	278,998
CIT Group, Inc., 5.850%, 9/15/2016		15,000	7,275
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036		925,000	379,250
CIT Group, Inc., EMTN, 4.650%, 9/19/2016	EUR	350,000	241,486
CIT Group, Inc., GMTN, 5.000%, 2/13/2014		335,000	189,499
CIT Group, Inc., GMTN, 5.000%, 2/01/2015		55,000	27,187
General Electric Capital Corp., 6.500%, 9/28/2015	NZD	5,650,000	3,368,235
General Electric Capital Corp., Series A, MTN, 6.000%, 6/15/2012		735,000	709,403
General Electric Capital Corp., EMTN, 6.750%, 9/26/2016	NZD	470,000	279,724
General Electric Capital Corp., GMTN, 7.625%, 12/10/2014	NZD	405,000	263,818

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
GMAC LLC, 5.625%, 5/15/2009(c)		$1,330,000	$950,314
GMAC LLC, 6.000%, 12/15/2011		1,205,000	535,790
International Lease Finance Corp., 6.375%, 3/15/2009		725,000	668,598

			8,583,472

Oil Field Services – 0.1%
Weatherford International Ltd., 6.500%, 8/01/2036		195,000	168,098

Paper – 1.0%
Georgia-Pacific LLC, 7.250%, 6/01/2028		1,500,000	1,185,000
International Paper Co., 4.000%, 4/01/2010		500,000	485,145
International Paper Co., 4.250%, 1/15/2009		1,000,000	993,827

			2,663,972

Pharmaceuticals – 0.1%
Elan Financial PLC, 7.750%, 11/15/2011		60,000	54,300
Elan Financial PLC, 8.875%, 12/01/2013		170,000	142,800

			197,100

Pipelines – 2.9%
DCP Midstream LP, 6.450%, 11/03/2036, 144A		635,000	507,943
El Paso Corp., 6.950%, 6/01/2028		350,000	276,358
Enterprise Products Operating LP, 6.300%, 9/15/2017		680,000	634,159
Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014		145,000	132,364
Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018		5,300,000	4,720,927
NGPL Pipeco LLC, 7.119%, 12/15/2017, 144A		965,000	915,910
Southern Natural Gas Co., 5.900%, 4/01/2017, 144A		810,000	716,844
Spectra Energy Capital LLC, 5.500%, 3/01/2014(c)		230,000	219,247

			8,123,752

Property & Casualty Insurance – 1.6%
Allstate Corp., 5.950%, 4/01/2036		470,000	383,144
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		65,000	60,193
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		1,842,000	1,726,672
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033(c)		2,360,000	1,976,715
MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A(b)		60,000	31,800
Progressive Corp., 7.000%, 10/01/2013		150,000	157,902
Willis North America, Inc., 6.200%, 3/28/2017		225,000	195,628

			4,532,054

Railroads – 0.9%
Canadian Pacific Railway Co., 5.950%, 5/15/2037		115,000	94,135
Canadian Pacific Railway Ltd., MTN, 4.900%, 6/15/2010, 144A	CAD	1,000,000	933,822
CSX Corp., 6.000%, 10/01/2036(c)		210,000	159,597

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Railroads – continued
CSX Corp., 6.250%, 3/15/2018		$670,000	$606,413
Missouri Pacific Railroad Co., 5.000%, 1/01/2045(e)		190,000	114,000
Union Pacific Corp., 3.875%, 2/15/2009		325,000	320,251
Union Pacific Corp., 5.375%, 6/01/2033		415,000	326,957

			2,555,175

REITs – 1.8%
Camden Property Trust, 5.700%, 5/15/2017		640,000	565,746
Colonial Realty LP, 4.800%, 4/01/2011		1,840,000	1,747,998
Colonial Realty LP, 5.500%, 10/01/2015		290,000	249,203
Duke Realty LP, 5.950%, 2/15/2017		90,000	80,564
Equity One, Inc., 6.000%, 9/15/2017		1,000,000	801,522
ERP Operating LP, 5.125%, 3/15/2016		30,000	25,128
ERP Operating LP, 5.750%, 6/15/2017		180,000	151,587
Highwoods Properties, Inc., 5.850%, 3/15/2017		80,000	64,172
Highwoods Properties, Inc., 7.500%, 4/15/2018		1,075,000	952,676
Prologis, 5.625%, 11/15/2015		40,000	34,972
Prologis, 5.750%, 4/01/2016		35,000	30,497
Realty Income Corp., 6.750%, 8/15/2019		500,000	451,097
Simon Property Group LP, 5.750%, 12/01/2015		55,000	51,979

			5,207,141

Retailers – 1.1%
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		230,000	174,939
Lowe’s Cos., Inc., 6.650%, 9/15/2037		975,000	935,179
Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012		355,000	326,916
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		2,275,000	1,647,778

			3,084,812

Sovereigns – 12.1%
Canadian Government, 2.750%, 12/01/2010	CAD	5,410,000	5,064,990
Canadian Government, 3.750%, 6/01/2012	CAD	3,340,000	3,203,858
Canadian Government, 4.000%, 6/01/2016	CAD	1,000,000	965,713
Canadian Government, 4.250%, 9/01/2009	CAD	4,070,000	3,874,120
Canadian Government, 5.250%, 6/01/2012	CAD	11,565,000	11,656,824
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	140,000(††)	1,228,618
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	460,000(††)	4,304,774
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	2,625,000	2,122,942
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	1,355,000	1,074,421

			33,496,260

Supranational – 4.1%
European Investment Bank, 4.600%, 1/30/2037, 144A	CAD	1,900,000	1,625,761
Inter-American Development Bank, EMTN, Zero Coupon Bond, 5/11/2009	BRL	9,000,000	4,209,365
Inter-American Development Bank, EMTN, Zero Coupon Bond, 9/23/2013	IDR	45,300,000,000	2,741,058
Inter-American Development Bank, EMTN, 6.000%, 12/15/2017	NZD	4,375,000	2,828,988

			11,405,172

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – 4.4%
Avnet, Inc., 6.000%, 9/01/2015	$1,970,000	$1,897,926
Avnet, Inc., 6.625%, 9/15/2016	270,000	262,955
Corning, Inc., 6.850%, 3/01/2029	10,000	8,833
Corning, Inc., 7.250%, 8/15/2036	1,565,000	1,387,324
Dun & Bradstreet Corp., 6.000%, 4/01/2013	1,970,000	1,956,257
International Business Machines Corp., 4.750%, 11/29/2012	795,000	795,843
Intuit, Inc., 5.750%, 3/15/2017	635,000	561,610
KLA-Tencor Corp., 6.900%, 5/01/2018	1,370,000	1,273,826
Koninklijke (Royal) Philips Electronics N.V., 6.875%, 3/11/2038	2,745,000	2,719,848
Motorola, Inc., 5.220%, 10/01/2097	1,000,000	558,532
Motorola, Inc., 6.500%, 9/01/2025	190,000	145,761
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	500,000	528,974

		12,097,689

Textile – 0.2%
Kellwood Co., 7.625%, 10/15/2017(e)	1,000,000	550,000

Tobacco – 0.3%
Reynolds American, Inc., 6.750%, 6/15/2017	735,000	686,791
Reynolds American, Inc., 7.250%, 6/15/2037	195,000	186,607

		873,398

Transportation Services – 1.3%
APL Ltd., 8.000%, 1/15/2024(e)	100,000	75,000
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)	3,429,237	3,429,237

		3,504,237

Treasuries – 0.1%
U.S. Treasury Notes, 4.250%, 11/15/2013(c)	330,000	350,883

Wireless – 1.1%
America Movil SAB de CV, 4.125%, 3/01/2009	500,000	496,987
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	140,000	95,200
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	470,000	314,900
Sprint Capital Corp., 6.875%, 11/15/2028	359,000	240,530
Sprint Nextel Corp., 6.000%, 12/01/2016	366,000	281,820
Telefonica Emisones SAU, 6.421%, 6/20/2016	185,000	173,698
Vodafone Group PLC, 6.150%, 2/27/2037	1,725,000	1,385,365

		2,988,500

Wirelines – 4.7%
AT&T Corp., 6.500%, 3/15/2029	1,310,000	1,096,706
AT&T, Inc., 6.150%, 9/15/2034	545,000	454,508
AT&T, Inc., 6.500%, 9/01/2037	965,000	820,906
BellSouth Corp., 6.000%, 11/15/2034(c)	1,770,000	1,433,700
BellSouth Corp., 6.550%, 6/15/2034	105,000	90,020
GTE Corp., 6.940%, 4/15/2028	50,000	42,426
New England Telephone & Telegraph, 7.875%, 11/15/2029	570,000	514,807

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	$500,000	$363,750
Telefonica Emisiones SAU, 7.045%, 6/20/2036	4,075,000	3,685,634
Verizon Communications, 5.850%, 9/15/2035	3,715,000	2,904,870
Verizon Maryland, Inc., 5.125%, 6/15/2033	290,000	196,200
Verizon New York, Inc., Series B, 7.375%, 4/01/2032	1,110,000	968,952
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	505,000	464,756

		13,037,235

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $279,157,747)		251,678,414

CONVERTIBLE BONDS – 0.5%

Non-Captive Consumer – 0.1%
Countrywide Financial Corp., Series A, Zero Coupon Bond, 4/15/2037(c)	99,000	97,020
Countrywide Financial Corp., Series B, 0.554%, 5/15/2037(b)	265,000	241,150

		338,170

Pharmaceuticals – 0.2%
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	298,000	449,607
Watson Pharmaceuticals, Inc., 1.750%, 3/15/2023(c)	125,000	116,563

		566,170

Technology – 0.2%
Avnet, Inc., 2.000%, 3/15/2034	430,000	428,388
Maxtor Corp., 5.750%, 3/01/2012(e)	54,000	49,680
Richardson Electronics Ltd., 7.750%, 12/15/2011	44,000	33,000

		511,068

Transportation Services – 0.0%
Builders Transportation, Inc., 6.500%, 5/01/2011(g)	129,000	—

TOTAL CONVERTIBLE BONDS
(Identified Cost $1,331,262)		1,415,408

MUNICIPALS – 0.5%

Michigan – 0.3%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(e)	1,085,000	934,402

Ohio – 0.2%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(e)	750,000	567,030

TOTAL MUNICIPALS
(Identified Cost $1,813,181)		1,501,432

TOTAL BONDS AND NOTES
(Identified Cost $282,302,190)		254,595,254

	Shares	Value (†)

PREFERRED STOCKS – 0.9%

NON-CONVERTIBLE PREFERRED STOCKS – 0.4%

Banking – 0.2%
Bank of America Corp., 7.250%	640	$536,320

Capital Markets – 0.0%
Lehman Brothers Holdings, Inc., 7.250%(d)(f)	860	860
Lehman Brothers Holdings, Inc., 7.950%(d)	570	34

		894

Diversified Financial Services – 0.0%
CIT Group, Inc., 6.350%(c)	12,023	93,178

Electric Utilities – 0.1%
Connecticut Light & Power Co., 4.400%	263	9,797
MDU Resources Group, Inc., 5.100%	307	30,738
Public Service Electric & Gas Co., 4.080%(c)	400	29,100
San Diego Gas & Electric Co., 4.500%	100	1,610
Union Electric Co., 4.500%	3,160	235,420

		306,665

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp., 5.000%(f)(i)	1,850	3,330
Federal Home Loan Mortgage Corp., 5.570%(f)(i)	28,450	28,166
Federal Home Loan Mortgage Corp., 5.660%(f)(i)	8,500	10,625
Federal Home Loan Mortgage Corp., 5.700%(f)(i)	2,900	5,423
Federal Home Loan Mortgage Corp., 5.790%(f)(i)	5,400	10,800
Federal Home Loan Mortgage Corp., 5.810%(f)(i)	1,900	3,325
Federal Home Loan Mortgage Corp., 5.900%(f)(i)	4,200	5,250
Federal Home Loan Mortgage Corp., 6.000%(f)(i)	2,400	4,320
Federal Home Loan Mortgage Corp., 6.420%(f)(i)	1,700	3,060
Federal Home Loan Mortgage Corp., 6.550%(f)(i)	11,075	11,961
Federal Home Loan Mortgage Corp., 8.375%(c)(f)(i)	39,400	64,222
Federal National Mortgage Association, 4.750%(c)(i)	3,650	11,315
Federal National Mortgage Association, 5.125%(i)	1,300	4,550
Federal National Mortgage Association, 5.375%(i)	2,600	8,580
Federal National Mortgage Association, 5.810%(i)	1,050	3,780
Federal National Mortgage Association, 6.750%(i)	1,650	2,970
Federal National Mortgage Association, 8.250%(c)(i)	53,575	116,793

		298,470

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $4,163,108)		1,235,527

CONVERTIBLE PREFERRED STOCKS – 0.5%

Consumer Products – 0.5%
Newell Financial Trust I, 5.250%, 12/01/2027
(Identified Cost $1,294,828)	33,050	1,274,491

TOTAL PREFERRED STOCKS
(Identified Cost $5,457,936)		2,510,018

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Shares/Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 10.0%
State Street Navigator Securities Lending Prime Portfolio(h)	10,190,325	$10,190,325
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $17,525,633 on 10/01/2008 collateralized by $17,570,000 Federal National Mortgage Association, 4.330% due 7/28/2011 with a value of $17,877,475 including accrued interest (Note 2h of Notes to Financial Statements)	$17,525,000	17,525,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $27,715,325)		27,715,325

TOTAL INVESTMENTS – 102.5%
(Identified Cost $315,475,451)(a)		284,820,597
Other Assets Less Liabilities—(2.5)%		(6,957,779)

NET ASSETS – 100.0%		$277,862,818

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $315,654,322 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$4,831,513
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(35,665,238)

Net unrealized depreciation		$(30,833,725)

(b)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(c)	All or a portion of this security was on loan to brokers at September 30, 2008.
(d)	Issuer has filed for bankruptcy.
(e)	Illiquid security. At September 30, 2008, the value of these securities amounted to $6,105,179 or 2.2% of net assets.
(f)	Non-income producing security.
(g)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(h)	Represents investment of securities lending collateral.
(i)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $32,225,986 or 11.6% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investments Trusts

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; IDR: Indonesian Rupiah; ISK: Icelandic Krona; KRW: South Korean Won; MXN: Mexican Peso; NZD: New Zealand Dollar; THB: Thai Baht

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Sovereigns	12.1%
Mortgage Related	6.8
Banking	6.3
Electric	5.1
Wirelines	4.7
Technology	4.6
Supranational	4.1
Brokerage	3.9
Non-Captive Diversified	3.1
Pipelines	2.9
Media Cable	2.8
Independent Energy	2.8
Home Construction	2.7
Local Authorities	2.7
Other Investments, less than 2% each	27.9
Short-Term Investments	10.0

Total Investments	102.5
Other assets less liabilities	(2.5)

Net Assets	100.0%

CURRENCY EXPOSURE AT SEPTEMBER 30, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	76.0%
Canadian Dollar	10.7
New Zealand Dollar	4.0
Brazilian Real	3.5
Mexican Peso	2.0
Other, less than 2% each	6.3

Total Investments	102.5
Other assets less liabilities	(2.5)

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2008

	Bond Fund	Fixed Income Fund

Assets
Investments at cost	$17,505,264,400	$633,199,725
Repurchase agreement(s) at cost	398,416,541	64,039,382
Net unrealized depreciation	(3,075,471,272)	(80,712,870)

Investments at value	14,828,209,669	616,526,237
Cash	3,141,193	62,493
Foreign currency at value (identified cost $8,922,297, $229,893, $57,421,660, $0, $72,474, $0 and $154,254)	8,651,271	228,679
Receivable for Fund shares sold	28,494,376	6,557,071
Receivable for securities sold	15,994,919	134,110
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—
Dividends and interest receivable	286,351,419	9,919,214
Tax reclaims receivable	—	8,345
Receivable from investment adviser (Note 4)	—	—
Securities lending income receivable	436,189	17,084
Receivable from broker - variation margin on open futures contracts	—	—

Total Assets	15,171,279,036	633,453,233

Liabilities
Collateral on securities loaned, at value (Note 2)	387,498,967	6,151,664
Due to custodian	—	—
Payable for securities purchased	2,430,619	1,045,134
Payable for Fund shares redeemed	80,797,255	1,331,001
Management fees payable (Note 4)	7,167,358	274,368
Administrative fees payable (Note 4)	631,377	25,764
Deferred Trustees’ fees (Note 4)	612,198	82,925
Service and distribution fees payable (Note 4)	51,494	—
Payable to broker - variation margin on open futures contracts	—	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—
Other accounts payable and accrued expenses	1,380,601	56,560

Total Liabilities	480,569,869	8,967,416

Net Assets	$14,690,709,167	$624,485,817

Net Assets consist of:
Paid-in capital	$17,502,369,606	$661,311,385
Accumulated net investment income	162,371,028	33,192,023
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	110,827,421	10,892,549
Net unrealized depreciation on investments, futures contracts and foreign currency translations	(3,084,858,888)	(80,910,140)

Net Assets	$14,690,709,167	$624,485,817

Net Asset Value and Offering Price
Institutional Class
Net assets	$7,616,621,451	$624,485,817

Shares of beneficial interest	640,789,202	51,383,949

Net asset value, offering and redemption price per share	$11.89	$12.15

Retail Class
Net assets	$6,863,593,992	$—

Shares of beneficial interest	579,263,966	—

Net asset value, offering and redemption price per share	$11.85	$—

Admin Class
Net assets	$210,493,724	$—

Shares of beneficial interest	17,801,628	—

Net asset value, offering and redemption price per share	$11.82	$—

Value of securities on loan (Note 2)	$369,800,620	$5,787,463

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$2,381,006,335	$18,300,722	$224,195,716	$38,282,810	$297,950,451
15,909,000	251,000	34,690,723	352,000	17,525,000
(193,262,852)	(1,122,838)	(35,503,865)	(1,884,204)	(30,654,854)
2,203,652,483	17,428,884	223,382,574	36,750,606	284,820,597
867	526	—	216	509

55,711,422	—	71,649	—	152,170
3,640,805	126,503	28,258	—	—
5,398,499	—	5,435	1,799	—
1,064,112	—	—	—	—
36,479,772	134,773	3,904,456	328,395	4,080,429
63,107	—	—	—	1,006
—	7,458	—	5,728	—
52,402	2,266	12,831	4,391	5,809
2,125,000	—	—	—	—
2,308,188,469	17,700,410	227,405,203	37,091,135	289,060,520

62,965,841	1,411,666	12,836,133	4,238,526	10,190,325
—	—	13,464	—	—
3,138,001	—	61,478	—	799,259
3,108,112	174,920	71,861	—	—
1,286,643	3,495	111,879	6,899	96,744
90,951	657	8,761	1,297	11,362
148,965	37,499	49,329	40,447	56,444
7,604	—	—	—	—
—	—	—	17,578	—
6,618,081	—	—	—	—
183,467	39,067	51,347	38,544	43,568
77,547,665	1,667,304	13,204,252	4,343,291	11,197,702
$2,230,640,804	$16,033,106	$214,200,951	$32,747,844	$277,862,818

$2,413,305,216	$17,419,094	$234,732,109	$35,685,795	$301,292,827
43,914,862	29,211	11,730,719	6,401	4,075,614

(24,566,327)	(292,118)	3,289,220	(1,051,400)	3,277,958
(202,012,947)	(1,123,081)	(35,551,097)	(1,892,952)	(30,783,581)
$2,230,640,804	$16,033,106	$214,200,951	$32,747,844	$277,862,818

$1,157,175,061	$16,033,106	$214,200,951	$32,747,844	$277,862,818
80,240,376	1,626,279	31,168,434	3,656,973	24,455,843
$14.42	$9.86	$6.87	$8.95	$11.36

$1,073,465,743	$—	$—	$—	$—
75,038,963	—	—	—	—
$14.31	$—	$—	$—	$—

$—	$—	$—	$—	$—
—	—	—	—	—
$—	$—	$—	$—	$—
$62,005,117	$1,348,324	$12,606,239	$4,100,616	$9,806,034

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2008

	Bond Fund	Fixed Income Fund

Investment Income
Dividends	$39,649,353	$1,085,683
Interest	1,192,161,628	43,611,273
Securities lending income (Note 2)	9,506,084	217,377
Less net foreign taxes withheld	(141,984)	(3,524)

	1,241,175,081	44,910,809

Expenses
Management fees (Note 4)	86,455,857	3,205,797
Distribution fees—Retail Class (Note 4)	19,616,387	—
Service and distribution fees—Admin Class (Note 4)	1,141,246	—
Trustees’ fees and expenses (Note 4)	235,110	17,219
Administrative fees (Note 4)	8,516,973	326,354
Custodian fees and expenses	824,993	55,541
Transfer agent fees and expenses—Institutional Class (Note 4)	3,959,763	1,409
Transfer agent fees and expenses—Retail Class (Note 4)	7,202,782	—
Transfer agent fees and expenses—Admin Class (Note 4)	326,862	—
Audit and tax services fees	44,988	44,752
Registration fees	786,947	32,822
Shareholder reporting expenses	1,625,860	2,752
Legal fees	448,044	16,349
Expense recapture—Retail Class (Note 4)	215,069	—
Miscellaneous expenses	478,435	25,674

Total expenses	131,879,316	3,728,669
Less fee reduction and/or expense reimbursement (Note 4)	(411,748)	(12,467)

Net expenses	131,467,568	3,716,202

Net investment income	1,109,707,513	41,194,607

Net Realized And Unrealized Gain (Loss) On Investments, Futures Contracts and Foreign Currency Transactions
Net Realized Gain (Loss) on:
Investments	297,027,441	15,026,908
Futures contracts	—	—
Foreign currency transactions	2,733,234	54,807

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,770,212,311)	(122,868,672)
Futures contracts	—	—
Foreign currency translations	(11,664,563)	(252,927)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3,482,116,199)	(108,039,884)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,372,408,686)	$(66,845,277)

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$2,670,207	$7,230	$791,752	$—	$167,634
113,511,843	1,108,823	16,928,190	1,798,764	17,651,087
1,272,026	22,610	218,407	48,994	114,588
(113,226)	—	(1,227)	—	—
117,340,850	1,138,663	17,937,122	1,847,758	17,933,309

12,638,603	39,289	1,278,890	85,501	1,106,947
2,780,722	—	—	—	—
—	—	—	—	—
39,661	9,720	12,191	9,861	12,983
1,191,798	7,996	108,472	17,427	140,839
229,209	16,265	31,977	20,122	34,430
243,299	7,536	7,005	1,044	989
1,176,640	—	—	—	—
—	—	—	—	—
46,938	41,074	43,212	37,793	39,091
154,344	21,517	28,772	21,679	25,356
187,023	1,183	8,601	1,757	1,689
62,437	401	5,418	805	7,129
240,828	—	—	—	—
72,105	4,145	10,405	5,067	12,698
19,063,607	149,126	1,534,943	201,056	1,382,151
(45,880)	(86,267)	(4,126)	(64,255)	(5,357)
19,017,727	62,859	1,530,817	136,801	1,376,794
98,323,123	1,075,804	16,406,305	1,710,957	16,556,515

39,040,311	117,757	3,309,293	(299,671)	8,203,200
(1,375,468)	—	—	90,945	—
(532,270)	381	(3,911)	(1,055)	12,532

(245,009,680)	(952,219)	(48,353,364)	(1,622,101)	(43,260,764)
224,761	—	—	(8,735)	—
(10,573,520)	(1,079)	(57,192)	(13)	(160,758)

(218,225,866)	(835,160)	(45,105,174)	(1,840,630)	(35,205,790)

$(119,902,743)	$240,644	$(28,698,869)	$(129,673)	$(18,649,275)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Bond Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$1,109,707,513	$602,981,854
Net realized gain on investments and foreign currency transactions	299,760,675	141,128,552
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(3,781,876,874)	288,741,579

Increase (Decrease) in Net Assets From Operations	(2,372,408,686)	1,032,851,985

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(618,954,427)	(367,518,277)
Retail Class	(540,831,022)	(254,215,109)
Admin Class	(15,164,699)	(8,202,969)
Capital Gains:
Institutional Class	—	—
Retail Class	—	—
Admin Class	—	—

Total distributions	(1,174,950,148)	(629,936,355)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	3,895,007,552	6,856,379,181

Redemption Fees
Institutional Class	423,395	440,675
Retail Class	381,530	303,180
Admin Class	11,120	10,693

Total increase in net assets	348,464,763	7,260,049,359
Net Assets
Beginning of year	14,342,244,404	7,082,195,045

End of year	$14,690,709,167	$14,342,244,404

Accumulated Net Investment Income	$162,371,028	$57,172,960

Fixed Income Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$41,194,607	$30,944,356
Net realized gain on investments and foreign currency transactions	15,081,715	18,051,055
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(123,121,599)	6,460,609

Increase (Decrease) in Net Assets From Operations	(66,845,277)	55,456,020

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(43,626,372)	(30,011,559)
Capital Gains:
Institutional Class	(643,688)	—

Total distributions	(44,270,060)	(30,011,559)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	130,500,717	123,644,710

Total increase in net assets	19,385,380	149,089,171
Net Assets
Beginning of year	605,100,437	456,011,266

End of year	$624,485,817	$605,100,437

Accumulated Net Investment Income	$33,192,023	$32,919,117

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Global Bond Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$98,323,123	$55,241,500
Net realized gain on investments, futures contracts and foreign currency transactions	37,132,573	14,783,271
Net change in net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(255,358,439)	56,531,746

Increase (Decrease) in Net Assets From Operations	(119,902,743)	126,556,517

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(61,946,579)	(46,911,889)
Retail Class	(52,697,573)	(37,021,466)
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	(114,644,152)	(83,933,355)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	594,419,506	643,198,818

Redemption Fees
Institutional Class	77,878	59,521
Retail Class	69,167	51,588

Total increase in net assets	360,019,656	685,933,089
Net Assets
Beginning of year	1,870,621,148	1,184,688,059

End of year	$2,230,640,804	$1,870,621,148

Accumulated Net Investment Income	$43,914,862	$12,750,956

Inflation Protected Securities Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$1,075,804	$535,955
Net realized gain (loss) on investments and foreign currency transactions	118,138	(18,387)
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(953,298)	114,691

Increase in net assets resulting from operations	240,644	632,259

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(1,129,818)	(595,612)
Capital Gains:
Institutional Class	—	—

Total distributions	(1,129,818)	(595,612)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	3,454,672	4,378,400

Total increase in net assets	2,565,498	4,415,047
Net Assets
Beginning of year	13,467,608	9,052,561

End of year	$16,033,106	$13,467,608

Accumulated Net Investment Income	$29,211	$1,726

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS – continued

Institutional High Income Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$16,406,305	$10,809,328
Net realized gain on investments and foreign currency transactions	3,305,382	8,148,235
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(48,410,556)	(3,394,602)

Increase (Decrease) in Net Assets From Operations	(28,698,869)	15,562,961

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(12,543,920)	(9,165,373)
Capital Gains:
Institutional Class	(3,556,542)	—

Total distributions	(16,100,462)	(9,165,373)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	71,431,847	39,853,081

Total increase in net assets	26,632,516	46,250,669
Net Assets
Beginning of year	187,568,435	141,317,766

End of year	$214,200,951	$187,568,435

Accumulated Net Investment Income	$11,730,719	$8,165,766

Intermediate Duration Fixed Income Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$1,710,957	$1,737,447
Net realized loss on investments, futures contracts and foreign currency transactions	(209,781)	(82,683)
Net change in net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(1,630,849)	42,252

Increase (Decrease) in Net Assets From Operations	(129,673)	1,697,016

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(1,768,089)	(1,835,942)
Capital Gains:
Institutional Class	—	—

Total distributions	(1,768,089)	(1,835,942)

Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (Note 7)	3,200,454	(10,267,100)

Total increase (decrease) in net assets	1,302,692	(10,406,026)
Net Assets
Beginning of year	31,445,152	41,851,178

End of year	$32,747,844	$31,445,152

Accumulated Net Investment Income	$6,401	$4,913

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Investment Grade Fixed Income Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$16,556,515	$11,275,232
Net realized gain on investments and foreign currency transactions	8,215,732	3,867,775
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(43,421,522)	5,644,073

Increase (Decrease) in Net Assets From Operations	(18,649,275)	20,787,080

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(19,088,772)	(14,190,258)
Capital Gains:
Institutional Class	—	—

Total distributions	(19,088,772)	(14,190,258)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	53,860,153	81,594,581

Total increase in net assets	16,122,106	88,191,403
Net Assets
Beginning of year	261,740,712	173,549,309

End of year	$277,862,818	$261,740,712

Accumulated Net Investment Income	$4,075,614	$2,416,446

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Bond Fund

Institutional Class
9/30/2008	$14.71	$0.96	$(2.77)	$(1.81)	$(1.01)	$—	$(1.01)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)
9/30/2006	13.81	0.72	0.47	1.19	(0.87)	—	(0.87)
9/30/2005	13.46	0.67	0.57	1.24	(0.89)	—	(0.89)
9/30/2004	12.66	0.72	0.82	1.54	(0.74)	—	(0.74)

Retail Class
9/30/2008	$14.67	$0.92	$(2.77)	$(1.85)	$(0.97)	$—	$(0.97)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)
9/30/2006	13.78	0.69	0.47	1.16	(0.84)	—	(0.84)
9/30/2005	13.44	0.64	0.57	1.21	(0.87)	—	(0.87)
9/30/2004	12.65	0.69	0.82	1.51	(0.72)	—	(0.72)

Admin Class
9/30/2008	$14.64	$0.88	$(2.76)	$(1.88)	$(0.94)	$—	$(0.94)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)
9/30/2006	13.75	0.65	0.48	1.13	(0.81)	—	(0.81)
9/30/2005	13.42	0.60	0.56	1.16	(0.83)	—	(0.83)
9/30/2004	12.64	0.65	0.82	1.47	(0.69)	—	(0.69)

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of 0.02%.

(f) Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20% from 0.75%, 1.00% and 1.25% for the Institutional Class, Retail Class and Admin Class, respectively.

(g) Computed on an annualized basis for periods less than one year, if applicable.

(h) Includes expense recapture of less than 0.01%.

(i) Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:
Redemption fees(d)(i)	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(g)		Gross expenses (%)(g)		Net investment income (loss) (%)(g)	Portfolio turnover rate (%)

$0.00	$11.89	(13.1)	$7,616,621	0.64		0.64		6.78	26
0.00	14.71	10.3	7,716,061	0.67	(f)	0.67		5.75	20
0.00	14.13	9.0	4,742,622	0.75	(e)	0.75	(e)	5.20	26
0.00	13.81	9.5	3,303,997	0.75		0.79		4.91	22
—	13.46	12.5	2,365,199	0.75		0.79		5.48	42

$0.00	$11.85	(13.4)	$6,863,594	0.94	(h)	0.94	(h)	6.49	26
0.00	14.67	9.9	6,432,333	0.97	(f)	0.97		5.49	20
0.00	14.10	8.8	2,232,632	1.00		1.01		4.99	26
0.00	13.78	9.2	707,394	1.00		1.05		4.64	22
—	13.44	12.2	275,349	1.00		1.04		5.24	42

$0.00	$11.82	(13.7)	$210,494	1.20		1.24		6.23	26
0.00	14.64	9.7	193,850	1.23	(f)(h)	1.23	(h)	5.20	20
0.00	14.07	8.5	106,941	1.25		1.29		4.71	26
0.00	13.75	8.9	64,263	1.25		1.31		4.39	22
—	13.42	11.9	27,299	1.25		1.29		4.99	42

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Fixed Income Fund

Institutional Class
9/30/2008	$14.49	$0.88	$(2.14)	$(1.26)	$(1.06)	$(0.02)	$(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)
9/30/2006	13.88	0.74	0.30	1.04	(1.03)	—	(1.03)
9/30/2005	13.93	0.75	0.58	1.33	(1.38)	—	(1.38)
9/30/2004	13.24	0.82	0.79	1.61	(0.92)	—	(0.92)

Global Bond Fund

Institutional Class
9/30/2008	$15.83	$0.70	$(1.30)	$(0.60)	$(0.81)	$—	$(0.81)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)
9/30/2006	15.57	0.48	0.16	0.64	(0.70)	(0.08)	(0.78)
9/30/2005	15.59	0.44	0.05	0.49	(0.46)	(0.05)	(0.51)
9/30/2004	14.93	0.48	0.78	1.26	(0.60)	—	(0.60)

Retail Class
9/30/2008	$15.71	$0.64	$(1.29)	$(0.65)	$(0.75)	$—	$(0.75)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)
9/30/2006	15.43	0.44	0.15	0.59	(0.65)	(0.08)	(0.73)
9/30/2005	15.46	0.40	0.05	0.45	(0.43)	(0.05)	(0.48)
9/30/2004	14.83	0.43	0.79	1.22	(0.59)	—	(0.59)

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of less than 0.01% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively.

(f) Includes expense recapture of 0.02%.

(g) Computed on an annualized basis for periods less than one year, if applicable.

(h) Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:
Redemption fees(d)		Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(g)		Gross expenses (%)(g)		Net investment income (loss) (%)(g)	Portfolio turnover rate (%)

$—		$12.15	(9.4)	$624,486	0.58		0.58		6.43	30
—		14.49	11.3	605,100	0.60		0.60		5.96	22
—		13.89	8.1	456,011	0.60	(e)	0.60	(e)	5.48	40
—		13.88	9.9	444,552	0.65		0.65		5.47	34
—		13.93	12.6	358,652	0.65		0.66		6.17	35

$0.00	(h)	$14.42	(4.1)	$1,157,175	0.64		0.64		4.36	60
0.00		15.83	8.7	996,046	0.68		0.68		3.84	95
0.00		15.43	4.3	643,991	0.74	(e)	0.74	(e)	3.21	77
0.00		15.57	3.1	553,704	0.75		0.80		2.75	63
0.00		15.59	8.6	287,830	0.80		0.85		3.15	61

$0.00	(h)	$14.31	(4.5)	$1,073,466	1.00	(f)	1.00	(f)	4.02	60
0.00		15.71	8.4	874,575	1.00		1.04		3.53	95
0.00		15.29	4.0	540,697	1.00		1.09		2.93	77
0.00		15.43	2.8	699,498	1.00		1.09		2.57	63
0.00		15.46	8.4	413,652	1.04		1.10		2.88	61

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Inflation Protected Securities Fund

Institutional Class
9/30/2008	$10.31	$0.73	$(0.43)	$0.30	$(0.75)	$—	$(0.75)
9/30/2007	10.30	0.47	0.03	0.50	(0.49)	—	(0.49)
9/30/2006	10.84	0.52	(0.38)	0.14	(0.63)	(0.05)	(0.68)
9/30/2005	11.02	0.42	(0.08)	0.34	(0.52)	—	(0.52)
9/30/2004	11.60	0.37	(0.12)	0.25	(0.54)	(0.29)	(0.83)

Institutional High Income Fund

Institutional Class
9/30/2008	$8.45	$0.60	$(1.52)	$(0.92)	$(0.51)	$(0.15)	$(0.66)
9/30/2007	8.11	0.55	0.30	0.85	(0.51)	—	(0.51)
9/30/2006	7.80	0.50	0.34	0.84	(0.53)	—	(0.53)
9/30/2005	7.50	0.55	0.39	0.94	(0.64)	—	(0.64)
9/30/2004	6.91	0.55	0.66	1.21	(0.62)	—	(0.62)

Intermediate Duration Fixed Income Fund

Institutional Class
9/30/2008	$9.47	$0.47	$(0.50)	$(0.03)	$(0.49)	$—	$(0.49)
9/30/2007	9.50	0.45	(0.01)	0.44	(0.47)	—	(0.47)
9/30/2006	9.60	0.42	(0.07)	0.35	(0.45)	—	(0.45)
9/30/2005	9.92	0.40	(0.25)	0.15	(0.45)	(0.02)	(0.47)
9/30/2004	10.10	0.45	(0.10)	0.35	(0.53)	—	(0.53)

Investment Grade Fixed Income Fund

Institutional Class
9/30/2008	$12.96	$0.76	$(1.47)	$(0.71)	$(0.89)	$—	$(0.89)
9/30/2007	12.63	0.70	0.53	1.23	(0.90)	—	(0.90)
9/30/2006	13.28	0.60	0.22	0.82	(0.92)	(0.55)	(1.47)
9/30/2005	13.54	0.57	0.27	0.84	(0.83)	(0.27)	(1.10)
9/30/2004	13.38	0.67	0.75	1.42	(0.88)	(0.38)	(1.26)

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Includes expense recapture of less than 0.01%.

(e) Includes expense recapture of 0.01%.

(f) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund and the Inflation Protected Securities Fund decreased their net expense limitations to 0.40% and 0.45%, respectively, from 0.45% and 0.50%, respectively.

(g) Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(g)		Gross expenses (%)(g)		Net investment income (loss) (%)(g)	Portfolio turnover rate (%)

$9.86	2.6	$16,033	0.40		0.95		6.85	22
10.31	5.1	13,468	0.40		1.28		4.60	26
10.30	1.5	9,053	0.40		1.69		4.96	41
10.84	3.1	9,298	0.49	(f)	1.54		3.81	141
11.02	2.3	7,390	0.50		1.73		3.33	99

$6.87	(11.7)	$214,201	0.72		0.72		7.70	35
8.45	10.8	187,568	0.75	(e)	0.75	(e)	6.60	31
8.11	11.6	141,318	0.75		0.79		6.40	23
7.80	13.0	110,533	0.75		0.82		7.24	22
7.50	18.1	97,109	0.75		0.88		7.66	59

$8.95	(0.5)	$32,748	0.40		0.59		5.00	65
9.47	4.8	31,445	0.40		0.61		4.71	87
9.50	3.8	41,851	0.40		0.62		4.48	62
9.60	1.5	40,628	0.44	(f)	0.68		4.10	50
9.92	3.6	31,051	0.45		0.76		4.48	48

$11.36	(6.0)	$277,863	0.50		0.50		5.98	32
12.96	10.2	261,741	0.53		0.53		5.52	23
12.63	6.8	173,549	0.55	(d)	0.55	(d)	4.79	50
13.28	6.4	186,749	0.55		0.58		4.28	42
13.54	11.1	177,094	0.55		0.60		5.03	34

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust; the financial statements for the equity funds of the Trust are presented in a separate report. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Fixed Income Fund (the “Intermediate Duration Fixed Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Futures contracts are priced at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts. Each Fund that may invest in foreign investments may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily using interpolated prices determined by an independent pricing service and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2008, there were no open forward currency contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid, respectively, by and to the holders of these positions. The amount received or paid is known as “variation margin.” Realized gain

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2005-2008) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, defaulted bond adjustments, discount adjustments on inflation-protected securities, paydown gains and losses and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, securities lending collateral gain/loss adjustments, forward contracts mark to market, futures contracts mark to market, and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2008 and 2007 was as follows:

	2008 Distributions Paid From:			2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$1,174,950,148	$—	$1,174,950,148	$629,936,355	$ —	$629,936,355
Fixed Income Fund	43,626,372	643,688	44,270,060	30,011,559	—	30,011,559
Global Bond Fund	114,644,152	—	114,644,152	83,933,355	—	83,933,355
Inflation Protected Securities Fund	1,129,818	—	1,129,818	595,612	—	595,612
Institutional High Income Fund	12,782,158	3,318,304	16,100,462	9,165,373	—	9,165,373
Intermediate Duration Fixed Income Fund	1,768,089	—	1,768,089	1,835,942	—	1,835,942
Investment Grade Fixed Income Fund	19,088,772	—	19,088,772	14,190,258	—	14,190,258

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$184,626,437	$37,879,219	$44,111,703	$66,711	$14,533,583	$46,847	$5,511,330
Undistributed long-term capital gains	117,096,804	8,757,966	—	—	1,232,217	—	2,544,086

Total undistributed earnings	$301,723,241	$46,637,185	$44,111,703	$66,711	$15,765,800	$46,847	$8,055,416
Capital loss carryforward:
Expires September 30, 2013	—	—	—	—	—	(3,797)	—
Expires September 30, 2014	—	—	(1,046,616)	(19,853)	—	(186,919)
Expires September 30, 2015	—	—	(5,497,643)	(155,005)	—	(326,220)
Expires September 30, 2016	—	—	(3,309,847)	—	—	(222,423)

Total capital loss carryforward	—	—	(9,854,106)	(174,858)	—	(739,359)	—
Deferred net capital losses (post-October 2007)	—	—	(9,216,441)	—	—	(257,177)	—
Unrealized appreciation (depreciation)	(3,094,888,440)	(82,714,245)	(207,323,735)	(1,240,343)	(35,597,273)	(1,947,815)	(30,962,453)

Total accumulated earnings (losses)	$(2,793,165,199)	$(36,077,060)	$(182,282,579)	$(1,348,490)	$(19,831,473)	$(2,897,504)	$(22,907,037)

Capital loss carryforward utilized in the current year	$4,753,778	$—	$—	$2,320	$—	$—	$332,729

h.  Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

i.  Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian. At September 30, 2008, there were no delayed delivery commitments.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2008 were as follows:

	Value of Securities on Loan	Value of Collateral
Bond Fund	$369,800,620	$387,498,967
Fixed Income Fund	5,787,463	6,151,664
Global Bond Fund	62,005,117	62,965,841
Inflation Protected Securities Fund	1,348,324	1,411,666
Institutional High Income Fund	12,606,239	12,836,133
Intermediate Duration Fixed Income Fund	4,100,616	4,238,526
Investment Grade Fixed Income Fund	9,806,034	10,190,325

Subsequent to September 30, 2008, all securities on loan were called back.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.   New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities. For the year ended September 30, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$238,449,095	$1,771,881,510	$7,441,017,238	$2,259,013,261
Fixed Income Fund	29,973,580	68,040,184	208,432,300	111,689,835
Global Bond Fund	217,945,864	383,465,167	1,668,494,479	941,818,955
Inflation Protected Securities Fund	5,644,680	2,814,430	584,270	568,926
Institutional High Income Fund	14,986,790	53,204,242	89,111,647	15,318,286
Intermediate Duration Fixed Income Fund	13,619,267	13,180,461	9,409,537	8,083,295
Investment Grade Fixed Income Fund	1,064,092	32,424,656	113,593,854	48,060,864

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2008, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Next $1 billion	Next $1 billion	Next $12 billion	Over $15 billion
Bond Fund	0.60%	0.60%	0.60%	0.50%	0.49%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.48%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Fixed Income Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Prior to December 1, 2007, the management fees for the Bond Fund were 0.60% for the first $3 billion of average daily net assets of the Fund and 0.50% of such assets thereafter.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the year ended September 30, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	0.70%	0.95%	1.20%
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	—
Inflation Protected Securities Fund	0.40%	—	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Fixed Income Fund	0.40%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

For the year ended September 30, 2008, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Bond Fund	$86,455,857	0.52%
Fixed Income Fund	3,205,797	0.50%
Global Bond Fund	12,638,603	0.54%
Inflation Protected Securities Fund	39,289	0.25%
Institutional High Income Fund	1,278,890	0.60%
Intermediate Duration Fixed Income Fund	85,501	0.25%
Investment Grade Fixed Income Fund	1,106,947	0.40%

For the year ended September 30, 2008, class specific expenses have been reimbursed as follows:

Fund	Reimbursement
Bond Fund	$81,414
Fixed Income Fund	—
Global Bond Fund	—
Inflation Protected Securities Fund	85,963
Institutional High Income Fund	—
Intermediate Duration Fixed Income Fund	63,574
Investment Grade Fixed Income Fund	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2008 were as follows:

	Expenses Subject to Possible Reimbursement Until September 30, 2009
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$—	$81,414	$81,414
Fixed Income Fund	—	—	—	—
Global Bond Fund	—	—	—	—
Inflation Protected Securities Fund	85,963	—	—	85,963
Institutional High Income Fund	—	—	—	—
Intermediate Duration Fixed Income Fund	63,574	—	—	63,574
Investment Grade Fixed Income Fund	—	—	—	—

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Prior to July 1, 2008, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which was reevaluated on an annual basis. New funds were subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

For the year ended September 30, 2008, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Bond Fund	$8,516,973	$330,334	$8,186,639
Fixed Income Fund	326,354	12,467	313,887
Global Bond Fund	1,191,798	45,880	1,145,918
Inflation Protected Securities Fund	7,996	304	7,692
Institutional High Income Fund	108,472	4,126	104,346
Intermediate Duration Fixed Income Fund	17,427	681	16,746
Investment Grade Fixed Income Fund	140,839	5,357	135,482

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund and Global Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay an administrative service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2008, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Admin Class	Retail Class	Admin Class	Retail Class
Bond Fund	$570,623	$—	$570,623	$19,616,387
Fixed Income Fund	—	—	—	—
Global Bond Fund	—	—	—	2,780,722
Inflation Protected Securities Fund	—	—	—	—
Institutional High Income Fund	—	—	—	—
Intermediate Duration Fixed Income Fund	—	—	—	—
Investment Grade Fixed Income Fund	—	—	—	—

d.   Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$3,645,546	$5,978,079	$306,150
Fixed Income Fund	—	—	—
Global Bond Fund	241,448	1,056,665	—
Inflation Protected Securities Fund	6,113	—	—
Institutional High Income Fund	5,053	—	—
Intermediate Duration Fixed Income Fund	624	—	—
Investment Grade Fixed Income Fund	—	—	—

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Redemption Fees. Effective June 2, 2008, the redemption fee imposed on any class of shares of the Bond Fund and Global Bond Fund was eliminated. Prior to June 2, 2008, shareholders were charged a 2% redemption fee if they redeemed, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Funds. The fees were accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 12, 2008, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

For the year ended September 30, 2008, the Funds had no borrowings under these agreements.

6.  Shareholders. At September 30, 2008, Loomis Sayles Distributors, L.P. and Loomis Sayles Trust Co. LLC owned 247,011 shares, equal to 15.2% of Inflation Protected Securities Fund’s shares outstanding. At September 30, 2008, the Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Bond Fund	1,183,415	1,617,212
Fixed Income Fund	—	—
Global Bond Fund	622,782	421,420
Inflation Protected Securities Fund	186,042	171,162
Institutional High Income Fund	—	907,004
Intermediate Duration Fixed Income Fund	—	56,833
Investment Grade Fixed Income Fund	—	—

In addition, one shareholder affiliated with Institutional High Income Fund held approximately 5.6% of the Fund’s total outstanding shares.

At September 30, 2008, 4 shareholders individually owned more than 5% of the Fixed Income Fund’s total outstanding shares, representing, in aggregate, 23.3% of the Fund; 2 shareholders individually owned more than 5% of the Inflation Protected Securities Fund’s total outstanding shares, representing, in aggregate, 15.2% of the Fund; 3 shareholders individually owned more than 5% of the Institutional High Income Fund’s total outstanding shares, representing, in aggregate, 18.5% of the Fund; 3 shareholders individually owned more than 5% of the Intermediate Duration Fixed Income Fund’s total outstanding shares, representing, in aggregate, 83.4% of the Fund; and 4 shareholders individually owned more than 5% of the Investment Grade Fixed Income Fund’s total outstanding shares representing in aggregate, 40.7% of the Fund.

7.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	251,570,447	$3,582,639,853	225,302,977	$3,259,332,205
Issued in connection with the reinvestment of distributions	38,067,200	533,833,567	21,376,443	307,439,341
Redeemed	(173,399,411)	(2,388,845,785)	(57,759,551)	(835,264,911)

Net change	116,238,236	$1,727,627,635	188,919,869	$2,731,506,635

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	289,365,734	$4,136,823,680	316,905,718	$4,574,277,582
Issued in connection with the reinvestment of distributions	36,275,158	506,995,862	16,459,304	236,127,467
Redeemed	(184,939,337)	(2,542,156,728)	(53,198,802)	(766,662,779)

Net change	140,701,555	$2,101,662,814	280,166,220	$4,043,742,270

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

	Bond Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	9,933,305	$141,062,361	7,435,777	$106,930,369
Issued in connection with the reinvestment of distributions	936,366	13,050,988	484,814	6,942,995
Redeemed	(6,310,368)	(88,396,246)	(2,279,523)	(32,743,088)

Net change	4,559,303	$65,717,103	5,641,068	$81,130,276

Increase (decrease) from capital share transactions	261,499,094	$3,895,007,552	474,727,157	$6,856,379,181

	Fixed Income Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	20,684,018	$285,477,865	8,214,414	$114,350,567
Issued in connection with the reinvestment of distributions	3,076,075	41,096,367	2,112,444	28,412,372
Issued from subscriptions-in-kind*	—	—	1,358,851	18,602,665
Redeemed	(14,148,613)	(196,073,515)	(2,736,152)	(37,720,894)

Increase (decrease) from capital share transactions	9,611,480	$130,500,717	8,949,557	$123,644,710

*   Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on March, 1, 2007. Contributions included $18,407,166 of cash and securities and $195,499 in receivables. The securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

	Global Bond Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	35,619,497	$570,769,864	27,734,425	$431,703,225
Issued in connection with the reinvestment of distributions	3,416,152	54,204,619	2,446,517	37,807,115
Redeemed	(21,704,761)	(345,126,532)	(9,017,324)	(139,876,702)

Net change	17,330,888	$279,847,951	21,163,618	$329,633,638

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	41,004,039	$653,696,591	30,549,761	$471,407,761
Issued in connection with the reinvestment of distributions	3,149,153	49,533,904	2,275,012	34,895,516
Redeemed	(24,777,028)	(388,658,940)	(12,534,751)	(192,738,097)

Net change	19,376,164	$314,571,555	20,290,022	$313,565,180

Increase (decrease) from capital share transactions	36,707,052	$594,419,506	41,453,640	$643,198,818

	Inflation Protected Securities Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	644,995	$6,931,326	513,841	$5,272,640
Issued in connection with the reinvestment of distributions	89,564	936,772	52,702	533,425
Redeemed	(414,633)	(4,413,426)	(139,248)	(1,427,665)

Increase (decrease) from capital share transactions	319,926	$3,454,672	427,295	$4,378,400

	Institutional High Income Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,115,043	$104,688,742	5,899,925	$49,270,705
Issued in connection with the reinvestment of distributions	1,889,032	14,526,657	912,481	7,327,229
Redeemed	(6,046,047)	(47,783,552)	(2,029,721)	(16,744,853)

Increase (decrease) from capital share transactions	8,958,028	$71,431,847	4,782,685	$39,853,081

	Intermediate Duration Fixed Income Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	464,596	$4,429,364	288,140	$2,734,830
Issued in connection with the reinvestment of distributions	128,620	1,209,983	132,904	1,257,767
Issued from subscriptions-in-kind*			112,853	1,070,978
Redeemed	(257,694)	(2,438,893)	(1,619,583)	(15,330,675)

Increase (decrease) from capital share transactions	335,522	$3,200,454	(1,085,686)	$(10,267,100)

*   Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on October, 30, 2006. Contributions included $1,057,779 of securities and $13,199 in receivables. The securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,579,953	$95,580,515	3,430,409	$43,194,911
Issued in connection with the reinvestment of distributions	1,021,690	12,868,000	902,151	11,398,175
Issued from subscriptions-in-kind*	—	—	3,389,172	43,211,946
Redeemed	(4,336,110)	(54,588,362)	(1,275,094)	(16,210,451)

Increase (decrease) from capital share transactions	4,265,533	$53,860,153	6,446,638	$81,594,581

*   Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on July, 12, 2007. Contributions included $42,946,879 of cash and securities and $265,067 in receivables. The securities contributed were part of portfolios that were previously managed by Loomis Sayles.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, “the Funds”), at September 30, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2008

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2008, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Bond Fund	2.42%
Fixed Income Fund	1.59%
Global Bond Fund	1.63%
Inflation Protected Securities Fund	0.60%
Institutional High Income Fund	3.33%
Investment Grade Fixed Income Fund	0.66%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2008.

Fund	Amount
Fixed Income Fund	643,688
Institutional High Income Fund	3,318,304

Qualified Dividend Income. For the fiscal year ended September 30, 2008, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

Fund

Bond Fund

Fixed Income Fund

Global Bond Fund

Inflation Protected Securities Fund

Institutional High Income Fund

Investment Grade Fixed Income Fund

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	41 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	41 None

Edward A. Benjamin (1938)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Retired	41 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	41 Director, M Fund, Inc. (registered investment company)

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	41 None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	41 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	41 None

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None

John T. Hailer[2] (1960)	Trustee since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	41 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
1	Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2	Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	Executive Vice President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Counsel, Columbia Management Group

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

ANNUAL REPORT

SEPTEMBER 30, 2008

FUND AND MANAGER REVIEW

Loomis Sayles High Income Opportunities Fund

Matthew Eagan, CFA

Manager Since April 2004

Kathleen Gaffney, CFA

Manager Since April 2004

Dan Fuss, CFA, CIC

Manager Since April 2004

Elaine Stokes

Manager Since April 2004

KEY FUND FACTS

Symbol | LSIOX

Objective | High current income. Capital appreciation is the Fund’s secondary objective.

Strategy | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date | 4/12/04

Total Net Assets | $65.0 million

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman High Yield Index, for the fiscal year ended September 30, 2008, primarily due to the ongoing credit crisis and drama surrounding the banking sector, which pushed credit spreads to their widest levels of the year.

Our out-of-Benchmark exposure to investment grade financials was a principal contributor to the Fund’s negative total return, as the market lost confidence in the credit quality of many big-name banks and financial companies. The government’s seizure of Washington Mutual and the restructuring of the broker/dealer industry have fundamentally altered the landscape of investment and commercial banks.

Among below-investment grade industrials, lower-quality names resulting from leveraged buyouts in the days of easy credit were dragged down, as investors remained concerned about the financial implications of high debt loads and illiquid credit markets. The bankruptcy of Lehman Brothers and the conservatorship of Fannie Mae and Freddie Mac also had a negative impact on performance. We held preferred shares of Fannie and Freddie, and the suspension of dividends decreased the valuation of those holdings.

On a positive note, the Fund’s underweight in below-investment grade financials buoyed relative performance. The credit crisis made investors in the banking and finance sectors more anxious. Specifically, the ratings downgrade and subsequent downfall of Washington Mutual helped drag down performance for the sector. In addition, select investment grade industrial and convertible issues contributed positively, while an underweight allocation to the consumer cyclical sector also provided a modest boost. Our commitment to security selection lifted relative returns, as asset-backed and quality industrial names proved able to weather the credit market storm.

OUTLOOK

With tight credit and slowing economic growth, we are taking a hard look at opportunities. The team sees potential value in stable industrials, such as telecommunications and cable, but we are less enthusiastic about deep cyclicals, firms heavily dependent on the economy, and anything levered to the consumer.

We believe specific high yield credits and industries are likely to experience higher default rates, which would put further downward pressure on valuations. However, as measured by the Lehman High Yield Index, price declines had driven yields up over 13%, on average, as of September 30, 2008.

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Such generous income may help investors absorb default losses (up to a point) while waiting for prices to recover.

Our experience with past market cycles suggests that, once confidence and optimism are restored, markets can recover quickly as investors realize good companies are attractively priced. We are working hard to ensure the Fund is in a prime position to capture this upside potential.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	3 years	Since Inception(a)

Loomis Sayles High Income Opportunities Fund
-13.24%	-0.13%	3.27%

Lehman High Yield Index(b)
-11.24	1.04	3.01

Lipper High Current Yield Funds Index(b)
-11.45	0.61	2.67

Expense Ratio(c)
Institutional: 0.00%

CUMULATIVE PERFORMANCE

Inception to September 30, 2008

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund’s inception date.

(a) Since Index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value of the month-end closest to the Fund’s inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

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FUND AND MANAGER REVIEW

Loomis Sayles Securitized Asset Fund

Clifton Rowe, CFA

Manager since March 2006

Fan Hu, CFA

Manager since April 2006

KEY FUND FACTS

Symbol | LSSAX

Objective | High current income consistent with capital preservation.

Strategy | Invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date | 3/2/06

Total Net Assets | $382.1 million

PORTFOLIO REVIEW

The Fund lagged its Benchmark, the Lehman Securitized Index, for the fiscal year ended September 30, 2008, primarily due to its emphasis on mortgage-backed securities (MBS) and asset-backed securities (ABS) issued by entities other than government-sponsored entities (GSE). Relative to the Benchmark, the Fund was modestly overweight in ABS secured by consumer loans and mortgage loan receivables. The Fund also had an overweight position in commercial mortgage-backed securities (CMBS). The performance of these sectors did not keep pace with the performance of MBS issued by GSE.

As the financial crisis evolved, investors sought the safety of US Treasury securities. Other sectors with more yield and greater risk were unable to keep pace. Investor fear reached an extreme, such that even high-quality securities lagged significantly. This created opportunities across a wide range of sectors for us to add significant yield advantages at historically attractive levels.

Specifically, we increased the Fund’s holdings in high-quality ABS and CMBS. Certain areas of the ABS market, particularly the residential mortgage segment, faced serious problems, but valuations cheapened in the stronger sectors. This created an attractive combination of strong credit quality and a significant yield advantage.

We also increased our holdings in MBS issued by GSE. As mortgage troubles continued to mount, investors became concerned that GSE would be unable to function without government intervention, even though the underlying mortgages were of much higher quality than those in the subprime market. Eventually, the government did intervene with actions that supported the senior obligations of Fannie Mae and Freddie Mac. MBS issued by GSE reacted positively to the government’s intervention.

OUTLOOK

As a result of past Federal Reserve rate cuts and expectations for more cuts, the yield curve is steep by historical standards. Longer maturity securities now offer significant yield boosts versus shorter alternatives. We will look for opportunities to capitalize on this situation.

The Fund remains overweight in high-quality ABS backed by automobile loans and credit card receivables, which currently offer attractive yields and have strong credit quality due to their secured status and additional credit

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enhancements. The Fund is also overweight relative to its Benchmark in CMBS, holding senior securities backed by first mortgages on commercial properties. We see little risk of any ratings downgrades among these holdings due to the strong credit enhancements on the senior securities. We are also maintaining the Fund’s overweight position in non-GSE residential MBS. Although market prices of these securities currently are depressed, our holdings are generally high in quality, and we anticipate a strong recovery in these securities.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2008

1 Year	Since Inception(a)

Loomis Sayles Securitized Asset Fund
0.92%	3.40%

Lehman Securitized Index(b)
5.17	5.14

Lipper US Mortgage Funds Index(b)
2.68	3.80

Expense Ratio(c)
Institutional: 0.00%

CUMULATIVE PERFORMANCE

Inception to September 30, 2008

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since Index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value of the month-end closest to the Fund’s inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

4

ADDITIONAL INFORMATION

Index Definitions

Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper US Mortgage Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the US mortgage funds investment objective.

Source: Lipper, Inc.

Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.

Lehman Securitized Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities.

Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indices are unmanaged and do not have expenses that affect results, unlike most mutual funds. It is not possible to invest directly in an index.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap-fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap” fee to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2008 through September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$904.90	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/2008 – 9/30/2008
Actual	$1,000.00	$992.30	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ advisers (the “Adviser”), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with the annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance. This information generally includes an internal performance rating for each Fund based on agreed-upon criteria.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2008. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

6

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services or for bearing expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. The Trustees also took into account the demands, complexity and quality of the investment management of the Funds. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees, of 0%, charged to each of the Funds were fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser bears most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2009.

7

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles High Income Opportunities Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 98.4% of Net Assets

NON-CONVERTIBLE BONDS – 92.8%

ABS Car Loan – 1.2%
Capital One Auto Finance Trust, Class A, 2.998%, 4/16/2012(b)	$500,000	$458,857
Capital One Auto Finance Trust, Series 2006-C, Class A4, 2.518%, 5/15/2013(b)	170,000	141,838
Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	185,000	155,553

		756,248

Aerospace & Defense – 0.8%
Bombardier, Inc., 7.450%, 5/01/2034, 144A	585,000	544,050

Airlines – 2.4%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011	76,128	57,477
Continental Airlines, Inc., Series 1997-4B, 6.900%, 7/02/2018	84,214	70,108
Continental Airlines, Inc., Series 1998-1, Class B, 6.748%, 9/15/2018	218,779	175,023
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	15,395	12,239
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	74,637	55,978
Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016	177,525	154,447
Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	233,734	182,312
Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	738,392	502,107
Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017	540,000	334,800

		1,544,491

Automotive – 4.0%
Cummins, Inc., 6.750%, 2/15/2027	139,000	124,612
Ford Motor Co., 6.625%, 2/15/2028	165,000	63,525
Ford Motor Co., 6.625%, 10/01/2028	1,470,000	558,600
Ford Motor Co., 7.125%, 11/15/2025	35,000	13,825
Ford Motor Co., 7.450%, 7/16/2031	695,000	298,850
Ford Motor Co., 7.500%, 8/01/2026	110,000	45,650
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	825,000	507,010
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	370,000	235,280
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	100,000	63,228
General Motors Corp., 7.400%, 9/01/2025	45,000	16,200
General Motors Corp., 8.250%, 7/15/2023(c)	1,060,000	416,050
General Motors Corp., 8.375%, 7/15/2033	25,000	10,000
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	320,000	236,800

		2,589,630

Brokerage – 0.7%
Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037(d)	245,000	306
Lehman Brothers Holdings, Inc., (fixed rate to 5/03/2027, variable rate thereafter), 6.000%, 5/03/2032(d)	60,000	75
Nuveen Investments, Inc., 10.500%, 11/15/2015, 144A	550,000	423,500

		423,881

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PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Building Materials – 0.8%
Owens Corning, Inc., 6.500%, 12/01/2016	$85,000	$75,217
Owens Corning, Inc., 7.000%, 12/01/2036	130,000	104,504
Texas Industries, Inc., 7.250%, 7/15/2013	70,000	60,900
USG Corp., 6.300%, 11/15/2016	365,000	275,575

		516,196

Chemicals – 4.1%
Borden, Inc., 7.875%, 2/15/2023	610,000	280,600
Borden, Inc., 8.375%, 4/15/2016	175,000	59,500
Borden, Inc., 9.200%, 3/15/2021	220,000	110,000
Chemtura Corp., 6.875%, 6/01/2016	924,000	739,200
Georgia Gulf Corp., 10.750%, 10/15/2016(c)	335,000	150,750
Hercules, Inc., 6.500%, 6/30/2029(f)	675,000	452,250
LyondellBasell Industries AF, 8.375%, 8/15/2015, 144A	200,000	94,000
Methanex Corp., 6.000%, 8/15/2015	150,000	131,946
Montell Finance Co., 8.100%, 3/15/2027, 144A	290,000	130,500
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	235,000	220,900
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	275,000	273,068
Nalco Finance Holdings, Inc., (step to 9.000% on 2/1/2009), Zero Coupon, 2/01/2014(c)(e)	43,000	38,162

		2,680,876

Construction Machinery – 0.4%
United Rentals North America, Inc., 7.000%, 2/15/2014	400,000	280,000

Consumer Cyclical Services – 0.2%
Kar Holdings, Inc., 10.000%, 5/01/2015(c)	165,000	127,050

Consumer Products – 0.0%
Jostens IH Corp., 7.625%, 10/01/2012	25,000	22,938

Electric – 8.0%
AES Corp. (The), 7.750%, 3/01/2014	160,000	148,800
Allegheny Generating Co., 6.875%, 9/01/2023	100,000	99,750
Dynegy Holdings, Inc., 7.125%, 5/15/2018	195,000	147,225
Dynegy Holdings, Inc., 7.500%, 6/01/2015	100,000	84,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026	325,000	237,250
Dynegy Holdings, Inc., 7.750%, 6/01/2019	350,000	280,000
Dynegy Holdings, Inc., 8.375%, 5/01/2016	280,000	243,600
Edison Mission Energy, 7.625%, 5/15/2027	525,000	425,250
Edison Mission Energy, 7.750%, 6/15/2016	515,000	484,100
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027	460,000	342,700
NRG Energy, Inc., 7.375%, 1/15/2017	435,000	395,850
NSG Holdings LLC, 7.750%, 12/15/2025, 144A	355,000	337,250
Reliant Energy, Inc., 7.875%, 6/15/2017	410,000	303,400
TXU Corp., Series P, 5.550%, 11/15/2014	160,000	119,401
TXU Corp., Series Q, 6.500%, 11/15/2024	1,415,000	901,181
TXU Corp., Series R, 6.550%, 11/15/2034	515,000	316,438
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(f)	365,000	351,815

		5,218,510

Food & Beverage – 2.0%
Aramark Services, Inc., 5.000%, 6/01/2012	950,000	798,000
Dean Foods Co., 7.000%, 6/01/2016(c)	470,000	408,900
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	110,000	88,000

		1,294,900

9

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Gaming – 0.3%
Harrah’s Operating Co., Inc., 5.750%, 10/01/2017	$350,000	$91,000
Harrah’s Operating Co., Inc., 10.750%, 2/01/2016, 144A	220,000	112,200

		203,200

Healthcare – 6.4%
Alliance Imaging, Inc., 7.250%, 12/15/2012	320,000	291,200
Boston Scientific Corp., 5.450%, 6/15/2014	20,000	18,700
Boston Scientific Corp., 6.400%, 6/15/2016	135,000	128,250
Boston Scientific Corp., 7.000%, 11/15/2035	250,000	222,500
CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	870,000	826,500
DASA Finance Corp., 8.750%, 5/29/2018, 144A	200,000	168,000
HCA, Inc., 5.750%, 3/15/2014	15,000	11,700
HCA, Inc., 6.375%, 1/15/2015	510,000	401,625
HCA, Inc., 6.500%, 2/15/2016	720,000	570,600
HCA, Inc., 7.050%, 12/01/2027	430,000	290,375
HCA, Inc., 7.500%, 12/15/2023	30,000	21,977
HCA, Inc., 7.500%, 11/06/2033	840,000	596,400
HCA, Inc., 7.690%, 6/15/2025	160,000	118,918
HCA, Inc., 8.360%, 4/15/2024	40,000	31,003
HCA, Inc., MTN, 7.580%, 9/15/2025	200,000	147,346
HCA, Inc., MTN, 7.750%, 7/15/2036	20,000	14,198
Tenet Healthcare Corp., 6.875%, 11/15/2031	450,000	306,000

		4,165,292

Home Construction – 4.7%
Centex Corp., 5.250%, 6/15/2015	125,000	91,875
D.R. Horton, Inc., 5.625%, 9/15/2014	65,000	49,400
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	1,030,000	906,400
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015	15,000	8,550
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	690,000	396,750
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	145,000	84,100
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014	130,000	76,700
K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012(c)	10,000	6,350
KB Home, 5.750%, 2/01/2014	90,000	72,450
KB Home, 5.875%, 1/15/2015	390,000	310,050
KB Home, 6.250%, 6/15/2015	265,000	215,975
KB Home, 7.250%, 6/15/2018	290,000	237,800
Lennar Corp., Series B, 5.600%, 5/31/2015	250,000	162,500
Pulte Homes, Inc., 6.000%, 2/15/2035	475,000	339,625
Pulte Homes, Inc., 6.375%, 5/15/2033	100,000	73,000
Toll Brothers Finance Corp., 5.150%, 5/15/2015	40,000	33,829

		3,065,354

Independent Energy – 7.3%
Chesapeake Energy Corp., 6.500%, 8/15/2017	570,000	498,750
Chesapeake Energy Corp., 6.875%, 1/15/2016	100,000	91,250
Chesapeake Energy Corp., 6.875%, 11/15/2020	405,000	346,275
Encore Acquisition Co., 6.000%, 7/15/2015	275,000	218,625
Encore Acquisition Co., 7.250%, 12/01/2017	115,000	94,300
Forest Oil Corp., 7.250%, 6/15/2019	715,000	611,325
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	595,000	511,700
Hilcorp Energy I LP, 9.000%, 6/01/2016, 144A	185,000	168,350
Pioneer Natural Resources Co., 5.875%, 7/15/2016	20,000	17,231
Pioneer Natural Resources Co., 6.875%, 5/01/2018	260,000	231,494
Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,640,000	1,411,935

10

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Independent Energy – continued
Swift Energy Co., 7.125%, 6/01/2017	$600,000	$510,000
Swift Energy Co., 7.625%, 7/15/2011	20,000	19,000

		4,730,235

Industrial Other – 1.1%
Baldor Electric Co., 8.625%, 2/15/2017	325,000	310,375
Chart Industries, Inc., 9.125%, 10/15/2015	305,000	312,625
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	155,000	74,400

		697,400

Lodging – 0.7%
Host Marriott LP, Series M, 7.000%, 8/15/2012	175,000	156,187
Host Marriott LP, Series O, 6.375%, 3/15/2015	50,000	40,625
Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	315,000	261,450

		458,262

Media Cable – 4.1%
Charter Communications Operating LLC/CAP, 8.000%, 4/30/2012, 144A	170,000	152,150
Comcast Corp., 5.650%, 6/15/2035	80,000	59,467
CSC Holdings, Inc., 6.750%, 4/15/2012	215,000	196,994
CSC Holdings, Inc., 7.625%, 7/15/2018	1,260,000	1,096,200
CSC Holdings, Inc., 7.875%, 2/15/2018	310,000	272,800
Virgin Media Finance PLC, 8.750%, 4/15/2014	870,000	730,800
Virgin Media Finance PLC, 9.125%, 8/15/2016	175,000	146,562

		2,654,973

Media Non-Cable – 1.2%
Clear Channel Communications, Inc., 4.900%, 5/15/2015	5,000	1,488
Clear Channel Communications, Inc., 5.500%, 12/15/2016	390,000	113,100
Clear Channel Communications, Inc., 5.750%, 1/15/2013	75,000	27,000
Idearc, Inc., 8.000%, 11/15/2016	455,000	123,987
Intelsat Corp., 6.875%, 1/15/2028	235,000	171,550
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(c)	405,000	157,950
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	340,000	132,600
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	160,000	54,400
Tribune Co., 5.250%, 8/15/2015	85,000	25,500

		807,575

Metals & Mining – 0.6%
International Steel Group, Inc., 6.500%, 4/15/2014	75,000	76,170
Novelis, Inc., 7.250%, 2/15/2015	70,000	60,900
United States Steel Corp., 6.050%, 6/01/2017	80,000	69,516
United States Steel Corp., 6.650%, 6/01/2037	275,000	204,520

		411,106

Non-Captive Consumer – 2.6%
SLM Corp., Series A, MTN, 5.000%, 10/01/2013	55,000	34,100
SLM Corp., Series A, MTN, 5.000%, 6/15/2018	65,000	35,750
SLM Corp., Series A, MTN, 5.375%, 1/15/2013	470,000	307,850
SLM Corp., Series A, MTN, 5.375%, 5/15/2014	70,000	43,400
SLM Corp., Series A, MTN, 5.625%, 8/01/2033	850,000	425,000
SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,135,000	771,800
SLM Corp., MTN, 5.050%, 11/14/2014	60,000	36,600

		1,654,500

11

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – 4.7%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015	$372,000	$182,685
CIT Group, Inc., 4.750%, 12/15/2010	148,000	96,385
CIT Group, Inc., 5.400%, 2/13/2012	36,000	20,695
CIT Group, Inc., 5.400%, 1/30/2016	218,000	105,512
CIT Group, Inc., 5.650%, 2/13/2017	342,000	166,885
CIT Group, Inc., 5.800%, 10/01/2036	480,000	219,540
CIT Group, Inc., 5.850%, 9/15/2016	35,000	16,975
CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036	32,000	13,120
CIT Group, Inc., GMTN, 4.250%, 2/01/2010	95,000	62,615
CIT Group, Inc., GMTN, 5.000%, 2/13/2014	42,000	23,758
CIT Group, Inc., GMTN, 5.000%, 2/01/2015	290,000	143,346
GMAC LLC, 6.000%, 12/15/2011	500,000	222,319
GMAC LLC, 6.625%, 5/15/2012	852,000	360,710
GMAC LLC, 6.750%, 12/01/2014	1,010,000	387,652
GMAC LLC, 6.875%, 9/15/2011	175,000	78,083
GMAC LLC, 6.875%, 8/28/2012	65,000	25,836
GMAC LLC, 7.000%, 2/01/2012	100,000	40,761
GMAC LLC, 7.250%, 3/02/2011	100,000	47,298
GMAC LLC, 8.000%, 11/01/2031	230,000	86,774
International Lease Finance Corp., Series Q, MTN, 5.250%, 1/10/2013	330,000	212,564
International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	185,000	109,007
International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013	340,000	208,427
iStar Financial, Inc., 5.150%, 3/01/2012	130,000	65,000
iStar Financial, Inc., 5.650%, 9/15/2011	45,000	23,400
iStar Financial, Inc., 5.800%, 3/15/2011	20,000	10,200
iStar Financial, Inc., Series B, 5.950%, 10/15/2013	190,000	98,800

		3,028,347

Oil Field Services – 1.6%
Basic Energy Services, Inc., 7.125%, 4/15/2016	330,000	293,700
Grant Prideco, Inc., 6.125%, 8/15/2015	205,000	200,062
North American Energy Partners, Inc., 8.750%, 12/01/2011	620,000	570,400

		1,064,162

Packaging – 0.6%
Stone Container Finance, 7.375%, 7/15/2014	500,000	385,000

Paper – 4.1%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013	75,000	19,875
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018	40,000	9,200
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028	250,000	57,500
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029	25,000	6,000
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030	190,000	45,600
Bowater, Inc., 6.500%, 6/15/2013	435,000	167,475
Domtar Corp., 5.375%, 12/01/2013	250,000	211,250
Georgia-Pacific LLC, 7.250%, 6/01/2028	215,000	169,850
Georgia-Pacific LLC, 7.375%, 12/01/2025	495,000	399,712
Georgia-Pacific LLC, 7.700%, 6/15/2015	125,000	114,375
Georgia-Pacific LLC, 7.750%, 11/15/2029	525,000	433,125
Georgia-Pacific LLC, 8.000%, 1/15/2024	260,000	228,800
Georgia-Pacific LLC, 8.875%, 5/15/2031	225,000	195,750
Mercer International, Inc., 9.250%, 2/15/2013	140,000	116,550

12

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Paper – continued
Sappi Papier Holding AG, 7.500%, 6/15/2032, 144A	$290,000	$204,805
Westvaco Corp., 7.950%, 2/15/2031	140,000	134,024
Westvaco Corp., 8.200%, 1/15/2030	140,000	131,405

		2,645,296

Pharmaceuticals – 2.1%
Elan Financial PLC, 7.750%, 11/15/2011	800,000	724,000
Elan Financial PLC, 8.875%, 12/01/2013	770,000	646,800

		1,370,800

Pipelines – 1.1%
Kinder Morgan Finance, 5.700%, 1/05/2016	130,000	111,800
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	225,000	190,688
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(c)	150,000	128,543
Williams Cos., Inc., 7.500%, 1/15/2031	235,000	213,845
Williams Cos., Inc., 7.750%, 6/15/2031	85,000	79,438

		724,314

Refining – 0.8%
Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	500,000	422,500
Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	75,000	62,250

		484,750

Retailers – 3.6%
Dillard’s, Inc., 6.625%, 1/15/2018	155,000	96,100
Dillard’s, Inc., 7.000%, 12/01/2028	480,000	244,800
Dillard’s, Inc., 7.130%, 8/01/2018	175,000	111,125
Dillard’s, Inc., 7.875%, 1/01/2023	75,000	45,000
Foot Locker, Inc., 8.500%, 1/15/2022	280,000	253,400
Home Depot, Inc., 5.875%, 12/16/2036	785,000	551,834
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	180,000	141,920
Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	300,000	234,594
Toys R Us, Inc., 7.375%, 10/15/2018	985,000	640,250

		2,319,023

Supermarkets – 2.7%
Albertson’s, Inc., 7.450%, 8/01/2029	1,075,000	956,136
Albertson’s, Inc., 7.750%, 6/15/2026	220,000	202,217
Albertson’s, Inc., 8.000%, 5/01/2031	30,000	27,803
Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	605,000	490,169
American Stores Co., 8.000%, 6/01/2026	70,000	65,618
Couche-Tard US/Finance, 7.500%, 12/15/2013	40,000	36,800

		1,778,743

Technology – 7.0%
Activant Solutions, Inc., 9.500%, 5/01/2016	90,000	66,600
Amkor Technology, Inc., 7.750%, 5/15/2013	440,000	376,200
Flextronics International Ltd., 6.250%, 11/15/2014	380,000	321,100
Freescale Semiconductor, Inc., 10.125%, 12/15/2016(c)	480,000	307,200
Lucent Technologies, Inc., 6.450%, 3/15/2029	3,020,000	1,842,200
Lucent Technologies, Inc., 6.500%, 1/15/2028	290,000	176,900
Motorola, Inc., 6.500%, 9/01/2025	165,000	126,582
Nortel Networks Ltd., 6.875%, 9/01/2023	125,000	50,000
Nortel Networks Ltd., 10.125%, 7/15/2013	370,000	235,875
Northern Telecom Capital Corp., 7.875%, 6/15/2026	860,000	378,400

13

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Technology – continued
Seagate Technology HDD Holdings, 6.800%, 10/01/2016	$750,000	$656,250
Unisys Corp, 8.000%, 10/15/2012	15,000	12,150

		4,549,457

Textile – 0.4%
Jones Apparel Group, Inc., 6.125%, 11/15/2034	425,000	265,625

Transportation Services – 0.9%
APL Ltd., 8.000%, 1/15/2024(f)	185,000	138,750
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(g)	34,292	34,292
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)	347,188	270,807
Overseas Shipholding Group, 7.500%, 2/15/2024	155,000	137,175

		581,024

Wireless – 1.5%
ALLTEL Corp., 7.000%, 7/01/2012	5,000	4,887
ALLTEL Corp., 7.875%, 7/01/2032	170,000	168,725
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	85,000	56,100
Sprint Capital Corp., 6.875%, 11/15/2028	501,000	335,670
Sprint Nextel Corp., 6.000%, 12/01/2016	502,000	386,540

		951,922

Wirelines – 8.1%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A	765,000	680,238
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	185,000	131,350
Cincinnati Bell, Inc., 8.375%, 1/15/2014	800,000	696,000
Frontier Communications Corp., 7.000%, 11/01/2025	15,000	9,150
Frontier Communications Corp., 7.125%, 3/15/2019	325,000	258,375
Frontier Communications Corp., 7.450%, 7/01/2035	325,000	198,250
Frontier Communications Corp., 7.875%, 1/15/2027	540,000	405,000
L-3 Communications Corp., Series B, 6.375%, 10/15/2015	25,000	23,000
Level 3 Financing, Inc., 8.750%, 2/15/2017	790,000	572,750
Level 3 Financing, Inc., 9.250%, 11/01/2014	835,000	630,425
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,030,000	749,325
Qwest Capital Funding, Inc., 6.875%, 7/15/2028	495,000	344,025
Qwest Capital Funding, Inc., 7.625%, 8/03/2021	315,000	239,400
Qwest Capital Funding, Inc., 7.750%, 2/15/2031	280,000	204,400
Qwest Corp., 6.875%, 9/15/2033	175,000	117,687
Qwest Corp., 7.250%, 9/15/2025	10,000	7,450

		5,266,825

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $78,232,362)		60,261,955

CONVERTIBLE BONDS – 5.6%

Healthcare – 0.7%
Advanced Medical Optics, Inc., 3.250%, 8/01/2026	125,000	81,562
Affymetrix, Inc., 3.500%, 1/15/2038	480,000	336,000
Invitrogen Corp., 1.500%, 2/15/2024	50,000	45,063

		462,625

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011	165,000	151,181

14

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Media Non-Cable – 0.4%
Liberty Media LLC, 3.500%, 1/15/2031	$153,309	$67,839
Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(e)	190,000	172,425

		240,264

Non-Captive Diversified – 0.0%
iStar Financial, Inc., 3.291%, 10/01/2012(b)	5,000	2,675

Pharmaceuticals – 1.4%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024	45,000	22,500
Human Genome Sciences, Inc., 2.250%, 8/15/2012	325,000	216,938
Valeant Pharmaceuticals International, 3.000%, 8/16/2010	180,000	170,100
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	510,000	477,487

		887,025

REITs – 0.5%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	435,000	337,125

Technology – 0.5%
JDS Uniphase Corp., 1.000%, 5/15/2026	200,000	132,250
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008	50,000	48,375
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	45,000	35,269
Maxtor Corp., 5.750%, 3/01/2012(f)	123,000	113,160

		329,054

Wirelines – 1.9%
Level 3 Communications, Inc., 2.875%, 7/15/2010	270,000	212,288
Level 3 Communications, Inc., 6.000%, 9/15/2009	105,000	98,700
Level 3 Communications, Inc., 6.000%, 3/15/2010	1,062,000	929,250

		1,240,238

TOTAL CONVERTIBLE BONDS
(Identified Cost $4,075,798)		3,650,187

TOTAL BONDS AND NOTES
(Identified Cost $82,308,160)		63,912,142

BANK LOANS – 1.2%

Consumer Products – 0.1%
Mega Bloks, Inc., Term Loan B, 8.750%, 7/26/2012(h)	44,884	35,010

Electric – 0.6%
Calpine Corp., First Priority Term Loan, 3/29/2014(i)	435,000	371,172

Food & Beverage – 0.0%
Dole Food Co., Inc., LOC, 4.788%, 4/12/2013(h)	2,041	1,789
Dole Food Co., Inc., Term Loan, 4.738%, 4/12/2013(h)	1,370	1,201
Dole Food Co., Inc., Tranche C Term Loan, 4.795%, 4/12/2013(h)	7,237	6,347

		9,337

Media Non-Cable – 0.4%
Idearc, Inc., Term Loan B, 5.767%, 11/17/2014(h)	204,088	121,688
Tribune Co., Tranche X, 5.541%, 6/04/2009(h)	181,970	168,549

		290,237

15

	Principal Amount	Value (†)

BANK LOANS – continued

Wirelines – 0.1%
Hawaiian Telecom Communications, Inc., Term Loan C, 6.262%, 6/01/2014(h)	$60,000	$41,272

TOTAL BANK LOANS
(Identified Cost $822,396)		747,028

	Shares

COMMON STOCKS – 1.3%

Chemicals – 0.6%
Hercules, Inc.	20,651	408,683

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(c)(g)	3,321	97,638

Oil, Gas & Consumable Fuels – 0.5%
Chesapeake Energy Corp.(c)	9,278	332,709

TOTAL COMMON STOCKS
(Identified Cost $846,012)		839,030

PREFERRED STOCKS – 1.3%

Automotive – 0.2%
Ford Motor Co. Capital Trust II, 6.500%(c)	6,225	95,865

Capital Markets – 0.1%
Lehman Brothers Holdings Capital Trust I, 6.000%(d)	250	40
Lehman Brothers Holdings, Inc., 5.670%(d)	230	16
Lehman Brothers Holdings, Inc., 5.940%(d)	201	7
Lehman Brothers Holdings, Inc., 6.500%(d)	1,182	59
Lehman Brothers Holdings, Inc., 7.250%(d)(g)	30	30
Lehman Brothers Holdings, Inc., 7.950%(d)	1,819	109
Newell Financial Trust I, 5.250%	1,675	64,593

		64,854

Diversified Consumer Services – 0.0%
Six Flags, Inc., 7.250%	2,100	11,739

Electric Utilities – 0.5%
AES Trust III, 6.750%(c)	7,975	305,841

Oil, Gas & Consumable Fuels – 0.4%
El Paso Energy Capital Trust I, 4.750%	8,050	268,166

Thrifts & Mortgage Finance – 0.1%
Federal Home Loan Mortgage Corp., 5.000%(g)(k)	500	900
Federal Home Loan Mortgage Corp., 5.570%(g)(k)	7,750	7,672
Federal Home Loan Mortgage Corp., 5.660%(g)(k)	2,300	2,875
Federal Home Loan Mortgage Corp., 5.700%(g)(k)	800	1,496
Federal Home Loan Mortgage Corp., 5.790%(g)(k)	1,450	2,900
Federal Home Loan Mortgage Corp., 5.810%(g)(k)	550	963
Federal Home Loan Mortgage Corp., 5.900%(g)(k)	1,100	1,375
Federal Home Loan Mortgage Corp., 6.000%(c)(g)(k)	650	1,170
Federal Home Loan Mortgage Corp., 6.420%(g)(k)	450	810
Federal Home Loan Mortgage Corp., 6.550%(g)(k)	1,550	1,674
Federal Home Loan Mortgage Corp., 8.375%(g)(k)	9,450	15,403

16

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles High Income Opportunities Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – continued

Thrifts & Mortgage Finance – continued
Federal National Mortgage Association, 4.750%(c)(k)	1,000	$3,100
Federal National Mortgage Association, 5.125%(k)	350	1,225
Federal National Mortgage Association, 5.375%(k)	700	2,310
Federal National Mortgage Association, 5.810%(k)	300	1,080
Federal National Mortgage Association, 6.750%(k)	450	810
Federal National Mortgage Association, 8.250%(c)(k)	14,200	30,956

		76,719

TOTAL PREFERRED STOCKS
(Identified Cost $1,698,929)		823,184

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 14.9%
State Street Navigator Securities Lending Prime Portfolio(j)	2,444,943	2,444,943
Repurchase Agreement with State Street Corp. dated 9/30/2008 at 1.300%, to be repurchased at $3,433 on 10/1/2008 collateralized by $5,000 Federal Home Loan Bank, 5.300% due 10/3/2012 valued at $5,130 including accrued interest (Note 2h of Notes to Financial Statements)	$3,433	3,433
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2008 at 1.300% to be repurchased at $7,257,262 on 10/01/2008 collateralized by $7,330,000 Federal Home Loan Bank, 3.750% due 8/18/2009 valued at $7,403,300 including accrued interest (Note 2h of Notes to Financial Statements)	7,257,000	7,257,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $9,705,376)		9,705,376

TOTAL INVESTMENTS – 117.1%
(Identified Cost $95,380,873)(a)		76,026,760
Other assets less liabilities—(17.1)%		(11,076,464)

NET ASSETS – 100.0%		$64,950,296

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2008, net unrealized depreciation on investments based on a cost of $95,484,822 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$159,659
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(19,617,721)

Net unrealized depreciation		$(19,458,062)

(b)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(c)	All or a portion of this security was on loan to brokers at September 30, 2008.
(d)	Issuer has filed for bankruptcy.
(e)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Illiquid Security. At September 30, 2008, the value of these securities amounted to $1,055,975 or 1.6% of net assets.
(g)	Non-income producing security.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2008.
(i)	The security has not settled. Contract rates do not take effect until settlement date.
(j)	Represents investment of securities lending collateral.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $4,511,018 or 6.9% of net assets.

17

GMTN	Global Medium Term Note
LOC	Letter of Credit
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Wirelines	10.1%
Electric	8.6
Technology	7.5
Independent Energy	7.3
Healthcare	7.1
Chemicals	4.7
Home Construction	4.7
Non-Captive Diversified	4.7
Automotive	4.2
Media Cable	4.1
Paper	4.1
Retailers	3.6
Pharmaceuticals	3.5
Supermarkets	2.7
Non-Captive Consumer	2.6
Airlines	2.4
Media Non-Cable	2.0
Food & Beverage	2.0
Other Investments, less than 2% each	16.3
Short-Term Investments	14.9

Total Investments	117.1
Other assets less liabilities	(17.1)

Net Assets	100.0%

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Securitized Asset Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 150.4% of Net Assets

ABS Car Loan – 3.8%
Americredit Prime Automobile Receivables, Series 2007-2M, Class A2B, 2.867%, 11/08/2010(b)(c)	$941,567	$931,497
ARG Funding Corp., Series 2005-2A, Class A5, 3.348%, 5/20/2011(b)(c), 144A	1,700,000	1,561,947
Capital Auto Receivables Asset Trust, Series 2008-1, Class A2B, 3.188%, 9/15/2010(b)(c)	3,000,000	2,996,618
Capital One Auto Finance Trust, Series 2006-C, Class A4, 2.518%, 5/15/2013(b)(c)	845,000	705,017
Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014(c)	800,000	672,663
Daimler Chrysler Auto Trust, Series 2008-A, Class A2B, 3.337%, 10/08/2010(b)(c)	5,000,000	4,995,279
Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015(c)	1,305,000	1,182,481
Nissan Auto Receivables Owner Trust, Series 2005-A, Class A4, 3.820%, 7/15/2010(c)	121,021	120,825
Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012(c)	1,330,000	1,285,369

		14,451,696

ABS Credit Card – 7.5%
BA Credit Card Trust, Series 2006-C4, Class C4, 2.718%, 11/15/2011(b)(c)	2,000,000	1,934,789
BA Credit Card Trust, Series 2008-A5, Class A5, 3.688%, 12/16/2013(b)(c)	3,645,000	3,580,339
Bank One Issuance Trust, Series 2004-C2, Class C2, 3.288%, 2/15/2017(b)(c)	2,310,000	1,574,048
Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5, 2.528%, 7/15/2020(b)(c)	2,140,000	1,643,104
Chase Issuance Trust, Series 2005-A9, Class A9, 2.508%, 11/15/2011(b)(c)	500,000	492,961
Chase Issuance Trust, Series 2007-B1, Class B1, 2.738%, 4/15/2019(b)(c)	2,300,000	1,623,857
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2, 3.646%, 3/24/2017(b)(c)	1,150,000	801,205
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 2.707%, 1/09/2012(b)(c)	300,000	281,097
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 9/20/2019(c)	4,215,000	3,885,897
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014(c)	1,895,000	1,646,612
Discover Card Master Trust, Series 2007-A1, Class A1, 5.650%, 3/16/2020(c)	3,305,000	2,864,585
Discover Card Master Trust, Series 2008-A3, Class A3, 5.100%, 10/15/2013(c)	3,650,000	3,565,025
MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 7/15/2014(c)	1,000,000	899,157
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 2.748%, 8/16/2021(b)(c)	1,490,000	1,248,813
World Financial Network Credit Card Master Trust, Series 2004-A, Class C, 3.488%, 3/15/2013(b)(c)	2,000,000	1,919,524
World Financial Network Credit Card Master Trust, Series 2008-A, Class M, 7.487%, 6/15/2014(b)(c)	706,000	703,231

		28,664,244

19

	Principal Amount	Value (†)

BONDS AND NOTES – continued

ABS Home Equity – 0.7%
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A1, 3.317%, 6/25/2021(b)(c)	$3,193,567	$2,556,421

Asset-Backed Securities – 1.6%
CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014(c)	3,020,000	2,925,868
CNH Equipment Trust, Series 2007-B, Class A2A, 5.460%, 6/15/2010(c)	311,315	312,229
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035(c)	995,000	714,510
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021(c)	626,128	568,920
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021(c)	895,000	358,000
Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035(c)	2,355,000	1,177,500
Residential Asset Mortgage Products, Inc., Series 2004-RZ1, Class AI5, 4.070%, 7/25/2032(c)	231,530	226,918

		6,283,945

Hybrid ARMS – 11.5%
Countrywide Home Loans, Series 2004-HYB4, Class 6A2, 5.447%, 4/20/2035(b)(c)	683,510	525,212
Federal Home Loan Mortgage Corp., 5.949%, 11/01/2036(b)(c)	6,890,922	6,943,975
Federal National Mortgage Association, 6.039%, 2/01/2037(b)(c)	7,920,981	7,974,784
First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 6.306%, 6/25/2036(b)(c)	5,977,133	4,124,748
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 6.321%, 9/25/2036(b)(c)	6,850,156	4,589,305
JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.924%, 1/25/2037(b)(c)	902,768	880,363
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.588%, 7/25/2035(b)(c)	1,051,160	919,602
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY6, Class 2A1, 5.694%, 6/25/2037(b)(c)	7,363,267	5,998,296
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY2, Class 2A2, 6.412%, 11/25/2036(b)(c)	12,043,997	11,102,165
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 4.997%, 10/25/2035(b)(c)	892,783	774,854

		43,833,304

Mortgage Related – 125.3%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047(c)	120,000	117,226
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.180%, 9/10/2047(b)(c)	189,000	171,539
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.739%, 5/10/2045(b)(c)	350,000	316,736
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046(c)	460,000	442,618
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049(c)	5,375,000	5,019,314

20

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037(c)	$430,000	$420,792
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.480%, 2/15/2035(c)	175,000	175,441
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040(c)	1,601,000	1,567,595
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A2, 4.556%, 2/13/2042(c)	171,000	167,868
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A2, 5.688%, 9/11/2038(c)	1,000,000	970,255
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044(c)	225,000	188,606
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.712%, 6/11/2040(b)(c)	150,000	129,235
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046(c)	1,057,000	1,023,300
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/2048(c)	5,000,000	4,440,614
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.768%, 6/10/2046(b)(c)	250,000	225,961
Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036(c)	1,297,426	788,835
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 6.014%, 7/25/2021(b)(c)	1,389,451	1,206,652
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.723%, 6/15/2039(b)(c)	2,342,000	2,004,237
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.219%, 2/15/2041(b)(c)	1,508,000	1,326,395
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020(c)	314,438	280,734
Federal Home Loan Mortgage Corp., 4.500%, 6/01/2021(c)	3,719,947	3,637,342
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2020(c)	58,080	57,989
Federal Home Loan Mortgage Corp., 5.000%, 10/01/2020(c)	359,653	357,961
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2035(c)	610,026	595,180
Federal Home Loan Mortgage Corp., 5.000%, 9/01/2035(c)	806,524	786,896
Federal Home Loan Mortgage Corp., 5.000%, 12/01/2035(c)	156,698	152,884
Federal Home Loan Mortgage Corp., 5.000%, 2/01/2036(c)	312,396	304,793
Federal Home Loan Mortgage Corp., 5.000%, 2/01/2036(c)	660,577	644,501
Federal Home Loan Mortgage Corp., 5.500%, 9/01/2021(c)	7,849,659	7,912,283
Federal Home Loan Mortgage Corp., 5.500%, 12/01/2021(c)	3,588,263	3,616,890
Federal Home Loan Mortgage Corp., 5.500%, 5/01/2035(c)	448,886	447,139
Federal Home Loan Mortgage Corp., 5.500%, 7/01/2037(c)	3,946,678	3,928,850
Federal Home Loan Mortgage Corp., 5.500%, 7/01/2037(c)	1,809,291	1,801,119
Federal Home Loan Mortgage Corp., 5.500%, 8/01/2037(c)	4,608,372	4,587,556
Federal Home Loan Mortgage Corp., 5.975%, 2/01/2037(b)(c)	9,068,995	9,273,389
Federal Home Loan Mortgage Corp., 6.000%, 6/01/2037(c)	4,467,033	4,526,213
Federal Home Loan Mortgage Corp., 6.000%, 6/01/2037(c)	10,914,812	11,059,413
Federal Home Loan Mortgage Corp., 6.000%, 8/01/2037(c)	4,580,541	4,641,224
Federal Home Loan Mortgage Corp., 6.000%, 10/01/2037(c)	4,353,639	4,411,317

21

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal Home Loan Mortgage Corp., 6.000%, 11/01/2037(c)	$6,783,572	$6,873,441
Federal Home Loan Mortgage Corp., 6.000%, 12/01/2037(c)	1,880,330	1,905,241
Federal Home Loan Mortgage Corp., 6.3430%, 1/01/2035(b)(c)	371,773	381,093
Federal Home Loan Mortgage Corp., 6.500%, 1/01/2038(c)	194,558	199,714
Federal Home Loan Mortgage Corp. (TBA), 5.500%, 7/01/2035(d)	24,910,000	24,777,678
Federal Home Loan Mortgage Corp. (TBA), 6.000%, 1/01/2036(d)	17,000,000	17,207,196
Federal Home Loan Mortgage Corp., Series 2613, Class HI, 5.500%, 2/15/2033(c)	1,025,293	229,289
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035(c)	2,797,000	2,717,344
Federal National Mortgage Association, 4.500%, 7/01/2020(c)	940,618	923,846
Federal National Mortgage Association, 4.500%, 3/01/2021(c)	593,932	579,444
Federal National Mortgage Association, 4.500%, 10/01/2035(c)	844,990	800,548
Federal National Mortgage Association, 5.500%, 5/01/2035(c)	153,638	153,424
Federal National Mortgage Association, 5.500%, 12/01/2035(c)	229,169	228,850
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	156,109	155,818
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	369,523	368,836
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	77,815	77,671
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	2,383,744	2,380,426
Federal National Mortgage Association, 5.500%, 5/01/2036(c)	391,109	390,381
Federal National Mortgage Association, 5.500%, 5/01/2036(c)	625,121	623,957
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	798,754	797,268
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	1,406,317	1,403,701
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	571,470	570,407
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	3,944,216	3,936,877
Federal National Mortgage Association, 5.500%, 8/01/2036(c)	620,938	619,783
Federal National Mortgage Association, 5.500%, 9/01/2036(c)	1,383,889	1,381,314
Federal National Mortgage Association, 5.500%, 12/01/2036(c)	8,213,288	8,198,005
Federal National Mortgage Association, 5.500%, 6/01/2037(c)	3,184,314	3,178,210
Federal National Mortgage Association, 5.736%, 9/01/2036(b)(c)	4,234,790	4,347,693
Federal National Mortgage Association, 6.000%, 5/01/2021(c)	202,358	206,376

22

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal National Mortgage Association, 6.000%, 10/01/2034(c)	$72,853	$74,023
Federal National Mortgage Association, 6.000%, 4/01/2036(c)	306,770	311,073
Federal National Mortgage Association, 6.000%, 6/01/2036(c)	5,123,204	5,195,079
Federal National Mortgage Association, 6.000%, 6/01/2036(c)	1,716,157	1,740,233
Federal National Mortgage Association, 6.000%, 9/01/2036(c)	1,246,506	1,263,993
Federal National Mortgage Association, 6.000%, 10/01/2036(c)	1,485,231	1,506,068
Federal National Mortgage Association, 6.000%, 11/01/2036(c)	4,007,318	4,063,538
Federal National Mortgage Association, 6.000%, 1/01/2037(c)	941,848	955,062
Federal National Mortgage Association, 6.000%, 10/01/2037(c)	5,845,180	5,926,855
Federal National Mortgage Association, 7.000%, 12/01/2037(c)	197,438	206,521
Federal National Mortgage Association (TBA), 5.000%, 5/01/2019(d)	32,515,000	32,281,282
Federal National Mortgage Association (TBA), 5.000%, 10/01/2034(d)	15,900,000	15,492,562
Federal National Mortgage Association (TBA), 5.500%, 5/01/2035(d)	46,860,000	46,728,230
Federal National Mortgage Association (TBA), 6.000%, 1/01/2036(d)	49,000,000	49,627,788
Federal National Mortgage Association (TBA), 6.500%, 4/01/2035(d)	17,000,000	17,430,304
Federal National Mortgage Association, Series 2003-26, Class 0I, 5.500%, 11/25/2032(c)	22,905,676	4,020,688
Federal National Mortgage Association, Series 2004-2, Class QK, 4.000%, 9/25/2017(c)	10,000,000	9,850,752
Government National Mortgage Association (TBA), 5.500%, 11/01/2035(d)	37,000,000	37,034,706
Government National Mortgage Association, 5.500%, 8/15/2033(c)	78,302	78,599
Government National Mortgage Association, 5.500%, 12/15/2035(c)	349,666	350,664
Government National Mortgage Association, 5.500%, 9/15/2036(c)	2,304,084	2,309,940
Government National Mortgage Association, 6.000%, 6/15/2036(c)	216,402	219,992
Government National Mortgage Association, 6.500%, 9/15/2036(c)	925,950	949,627
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, 3/10/2039(c)	2,005,000	1,870,050
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039(c)	5,000,000	4,225,555
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038(c)	125,000	116,987
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.475%, 7/10/2039(c)	1,130,000	1,102,357
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039(c)	7,495,000	6,724,434

23

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038(c)	$500,000	$486,215
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039(c)	4,449,000	4,266,392
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.260%, 3/15/2033(c)	177,499	177,429
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.179%, 12/15/2044(b)(c)	7,000,000	6,340,218
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2, 5.861%, 4/15/2045(b)(c)	1,065,000	1,037,298
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049(c)	4,085,000	3,394,320
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030(c)	275,000	261,550
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039(c)	2,440,000	2,198,254
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2, 5.300%, 11/15/2038(c)	2,460,000	2,340,770
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2, 5.303%, 2/15/2040(c)	11,060,000	10,293,435
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.612%, 5/12/2039(b)(c)	1,000,000	971,032
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039(c)	4,895,000	4,741,469
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.424%, 2/12/2039(b)(c)	1,000,000	890,728
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.909%, 6/12/2046(b)(c)	250,000	228,227
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046(c)	1,000,000	876,945
Morgan Stanley Capital I, Class A, 5.328%, 11/12/2041(c)	5,000,000	4,353,098
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042(c)	5,280,000	4,753,710
Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.208%, 11/14/2042(b)(c)	5,965,000	5,497,225
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047(c)	1,267,000	1,132,595
Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.742%, 8/12/2041(b)(c)	555,000	540,205
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(c)	690,003	550,924
Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(c)	2,945,862	2,413,294
Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(c)	154,782	134,419
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041(c)	78,222	76,679

		478,954,116

TOTAL BONDS AND NOTES
(Identified Cost $593,285,288)		574,743,726

SHORT-TERM INVESTMENTS – 12.1%
Federal Home Loan Bank, Discount Notes, 2.340%, 10/10/2008(c)(e)	6,800,000	6,796,022
Federal Home Loan Bank, Discount Notes, 2.050%, 10/14/2008(c)(e)	2,000,000	1,998,519

24

PORTFOLIO OF INVESTMENTS – as of September 30, 2008

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

SHORT-TERM INVESTMENTS – continued
Federal Home Loan Bank, Discount Notes, 2.150%, 11/13/2008(c)(e)	$27,000,000	$26,930,663
Federal National Mortgage Association, Discount Notes, 2.490%, 12/03/2008(c)(e)	1,000,000	995,625
Federal National Mortgage Association, Discount Notes, 1.950%, 11/13/2008(c)(e)	5,000,000	4,988,354
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation dated 9/30/2008 at 1.300% to be repurchased at $4,478,162 on 10/01/2008 collateralized by $4,490,000 Federal National Mortgage Association, 4.330% due 7/28/2011 valued at $4,568,575 including accrued interest (Note 2h of Notes to Financial Statements)	4,478,000	4,478,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $46,187,200)		46,187,183

TOTAL INVESTMENTS – 162.5%
(Identified Cost $639,472,488)(a)		620,930,909
Other Assets Less Liabilities—(62.5)%		(238,876,966)

NET ASSETS – 100.0%		$382,053,943

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2008, the net unrealized depreciation on investments based on a cost of $639,475,461 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$2,965,659
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(21,510,211)

Net unrealized depreciation		$(18,544,552)

(b)	Variable rate security. Rate as of September 30, 2008 is disclosed.
(c)	All or a portion of this security has been segregated to cover requirements on TBA obligations and futures contracts.
(d)	Delayed delivery. (See Note 2i of Notes to Financial Statements).
(e)	Rate represents discount rate at time of purchase.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the total value of these securities amounted to $1,561,947 or 0.4% of net assets.
TBA	To Be Announced.

At September 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	12/19/2008	318	$36,450,750	$304,996
5 Year U.S. Treasury Note	12/31/2008	327	$36,700,641	(95,121)

Total				$209,875

NET ASSET SUMMARY AT SEPTEMBER 30, 2008 (Unaudited)

Mortgage Related	125.3%
Hybrid ARMS	11.5
ABS Credit Card	7.5
ABS Car Loan	3.8
Asset-Backed Securities	1.6
ABS Home Equity	0.7
Short-Term Investments	12.1

Total Investments	162.5
Other assets less liabilities (including open futures contracts)	(62.5)

Net Assets	100.0%

See accompanying notes to financial statements.

25

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2008

	High Income Opportunities Fund	Securitized Asset Fund

Assets
Investments at cost	$88,120,440	$634,994,488
Repurchase agreements at cost	7,260,433	4,478,000
Net unrealized depreciation	(19,354,113)	(18,541,579)

Investments at value	76,026,760	620,930,909
Cash	—	345
Receivable for Fund shares sold	—	38,541
Receivable for securities sold	522,933	—
Dividends and interest receivable	1,716,064	2,541,864
Tax reclaims receivable	7,020	—
Securities lending income receivable	4,260	—
Receivable from broker—variation margin on open futures contracts	—	1,037,508

Total Assets	78,277,037	624,549,167

Liabilities
Due to custodian	522,213	—
Collateral on securities loaned, at value (Note 2)	2,444,943	—
Payable for securities purchased	387,150	—
Payable for delayed delivery securities purchased (Note 2)	—	241,502,215
Payable for Fund shares redeemed	9,972,435	993,009

Total Liabilities	13,326,741	242,495,224

Net Assets	$64,950,296	$382,053,943

Net Assets consist of:
Paid-in capital	$83,693,463	$400,955,919
Accumulated net investment income	629,102	2,141,622
Accumulated net realized loss on investments and futures contracts	(18,156)	(2,711,894)
Net unrealized depreciation on investments and futures contracts	(19,354,113)	(18,331,704)

Net Assets	$64,950,296	$382,053,943

Net Asset Value and Offering Price
Institutional Class
Net assets	$64,950,296	$382,053,943

Shares of beneficial interest	7,861,223	39,804,809

Net asset value, offering and redemption price per share	$8.26	$9.60

Value of securities on loan (Note 2)	$2,331,061	$—

See accompanying notes to financial statements.

26

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2008

	High Income Opportunities Fund	Securitized Asset Fund

Investment Income
Dividends	$107,970	$—
Interest	6,712,888	20,385,139
Securities lending income (Note 2)	60,490	—
Less net foreign taxes withheld	(328)	—

Net investment income	6,881,020	20,385,139

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net Realized Gain (Loss) on:
Investments	17,115	6,894,683
Futures contracts	—	(6,749,353)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(18,349,158)	(17,955,641)
Futures contracts	—	280,500

Net realized and unrealized loss on investments and futures contracts	(18,332,043)	(17,529,811)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,451,023)	$2,855,328

See accompanying notes to financial statements.

27

STATEMENTS OF CHANGES IN NET ASSETS

High Income Opportunities Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$6,881,020	$4,937,988
Net realized gain on investments	17,115	548,692
Net change in net unrealized appreciation (depreciation) on investments	(18,349,158)	(1,332,208)

Increase (decrease) in net assets from operations	(11,451,023)	4,154,472

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(6,813,880)	(4,658,683)
Capital Gains:
Institutional Class	(543,232)	(10,790)

Total distributions	(7,357,112)	(4,669,473)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 7)	(314,836)	41,741,681

Total increase (decrease) in net assets	(19,122,971)	41,226,680
Net Assets
Beginning of year	84,073,267	42,846,587

End of year	$64,950,296	$84,073,267

Accumulated Net Investment Income	$629,102	$548,629

Securitized Asset Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
From Operations:
Net investment income	$20,385,139	$13,048,141
Net realized gain (loss) on investments and futures contracts	145,330	(1,735,124)
Net change in net unrealized appreciation (depreciation) on investments and futures contracts	(17,675,141)	(1,369,392)

Increase in net assets resulting from operations	2,855,328	9,943,625

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(20,848,572)	(11,831,185)
Capital Gains:
Institutional Class	—	(53,435)

Total distributions	(20,848,572)	(11,884,620)

Increase in Net Assets Derived from Capital Share Transactions (Note 7)	52,893,796	278,101,365

Total increase in net assets	34,900,552	276,160,370
Net Assets
Beginning of year	347,153,391	70,993,021

End of year	$382,053,943	$347,153,391

Accumulated Net Investment Income	$2,141,622	$1,776,301

See accompanying notes to financial statements.

28

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(e)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(g)
High Income Opportunities Fund

Institutional Class
9/30/2008	$10.42	$0.82	$(2.09)	$(1.27)	$(0.82)	$(0.07)
9/30/2007	10.39	0.77	0.01 (h)	0.78	(0.75)	(0.00)
9/30/2006	10.50	0.76	(0.10)	0.66	(0.73)	(0.04)
9/30/2005	10.32	0.78	0.17	0.95	(0.77)	—
9/30/2004(a)	10.00	0.33	0.25	0.58	(0.26)	—

Securitized Asset Fund

Institutional Class
9/30/2008	$10.07	$0.55	$(0.45)	$0.10	$(0.57)	$—
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)
9/30/2006(f)	10.00	0.30	0.02	0.32	(0.19)	—

(a) For the period April 12, 2004 (commencement of operations) through September 30, 2004.

(b) Periods less than one year, if applicable, are not annualized.

(c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

(d) Computed on an annualized basis for periods less than one year, if applicable.

(e) Per share net investment income has been calculated using the average shares outstanding during the period.

(f) For the period March 2, 2006 (commencement of operations) through September 30, 2006.

(g) Amount rounds to less than $0.01 per share, if applicable.

(h) The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the fund.

(i) Portfolio turnover rate has been recalculated to conform with current presentation.

See accompanying notes to financial statements.

29

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)	Gross expenses (%)(c)	Net investment income (%)(d)	Portfolio turnover rate (%)

$(0.89)	$8.26	(13.2)	$64,950	—	—	8.47	24
(0.75)	10.42	7.7	84,073	—	—	7.35	29
(0.77)	10.39	6.6	42,847	—	—	7.36	26
(0.77)	10.50	9.5	13,115	—	—	7.40	22
(0.26)	10.32	5.9	9,079	—	—	7.03	45

$(0.57)	9.60	0.9	$382,054	—	—	5.55	430
(0.51)	10.07	4.6	347,153	—	—	5.43	73
(0.19)	10.13	3.3	70,993	—	—	3.02	55	(i)

See accompanying notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1.   Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund offers Institutional Class Shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Futures contracts are priced at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

31

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the High Income Opportunities Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

The High Income Opportunities Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts. The High Income Opportunities Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily utilizing interpolated prices determined by an independent pricing service and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2008, there were no open forward foreign currency contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid, respectively, by and to the holders of these positions. The amount received or paid is known as “variation margin.” Realized gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2005—2008), where applicable and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s

32

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization accruals, securities lending collateral gain/loss adjustments, wash sales and futures contracts marked to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2008 and 2007 was as follows:

	2008 Distributions Paid From:			2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$7,183,035	$174,077	$7,357,112	$4,658,683	$10,790	$4,669,473
Securitized Asset Fund	20,848,572	—	20,848,572	11,884,620	—	11,884,620

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$697,200	$3,177,200
Undistributed long-term capital gains	85,792	—

Total undistributed earnings	782,992	3,177,200
Deferred net capital losses (post-October 2007)	—	(3,534,625)
Unrealized appreciation (depreciation)	(19,458,062)	(18,544,552)

Total accumulated earnings	$(18,675,070)	$(18,901,977)

h.  Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities

33

in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2008 were as follows:

	Value of Securities on Loan	Value of Collateral
High Income Opportunities Fund	$2,331,061	$2,444,943
Securitized Asset Fund	—	—

Subsequent to September 30, 2008, all open securities lending transactions were closed.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities. For the year ended September 30, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$1,384,083	$23,841,786	$17,379,364
Securitized Asset Fund	2,365,950,887	2,308,615,608	76,662,959	6,245,006

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

34

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2008

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds under each agreement.

c.  Service and Distribution Fees. The Trust has entered into a distribution agreement with Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

d.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay the pro rata portion of Trustees fees and expenses for each Fund, without reimbursement from the Trust or Funds.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

5.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Loomis Sayles has agreed to pay the pro rata portion of commitment fees for each Fund, without reimbursement from the Trust or Funds.

Prior to March 12, 2008, each fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

For the year ended September 30, 2008, the Funds had no borrowings under these agreements.

35

6.  Concentration of Risk. The Securitized Asset Fund is a non-diversified fund. Compared with diversified mutual funds, the Securitized Asset Fund may invest a greater percentage of its assets in a particular company. Therefore, the Securitized Asset Fund’s returns could be significantly affected by the performance of any one of the small number of bond issuers in its portfolio.

7.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,980,419	$19,260,155	5,003,754	$52,835,635
Issued in connection with the reinvestment of distributions	380,809	3,709,039	190,501	1,995,422
Redeemed	(2,571,913)	(23,284,030)	(1,244,842)	(13,089,376)

Increase (decrease) from capital share transactions	(210,685)	$(314,836)	3,949,413	$41,741,681

	Securitized Asset Fund

	Year Ended September 30, 2008		Year Ended September 30, 2007

	Shares	Amount	Shares	Amount
Issued from the sale of shares	14,774,496	$146,455,592	34,557,748	$349,398,198
Issued in connection with the reinvestment of distributions	20,764	205,641	12,259	123,960
Redeemed	(9,456,660)	(93,767,437)	(7,110,836)	(71,420,793)

Increase (decrease) from capital share transactions	5,338,600	$52,893,796	27,459,171	$278,101,365

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, “the Funds”), at September 30, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2008

37

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2008, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	0.90%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2008.

Fund	Amount
High Income Opportunities Fund	$174,077

Qualified Dividend Income. For the fiscal year ended September 30, 2008, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

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TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles at 800-343-2029.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	41 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	41 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	41 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	41 Director, M Fund, Inc. (registered investment company)

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	41 None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	41 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

39

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	41 None

INTERESTED TRUSTEES
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	41 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
1	Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.
2	Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

40

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	Executive Vice President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Counsel, Columbia Management Group

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

41

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2007	2008	2007	2008	2007	2008	2007	2008
Loomis Sayles Funds I	$372,586	$352,741	$—	$17,960	$86,274	$112,821	$—	$—

1.	Audit-related fees consist of the performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and services related to the implementation of a new accounting standard.
2.	The tax fees consist of a review of year-end shareholder reporting and a review of the Registrant’s tax returns (2007 and 2008).

Aggregate fees billed to the Registrant for non-audit services during 2007 and 2008 were $86,274 and $130,781, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant’s principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Registrant (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2007	2008	2007	2008	2007	2008
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

Aggregate fees billed to Control Affiliates for non-audit services during 2007 and 2008 were $12,000 and $12,000, respectively.

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).

(a)	(2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 19, 2008

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 19, 2008